-----------------------------------------------------------------





                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                              FIRSTAR TRUST COMPANY

                                    (Trustee)

                                       and

                         FIRST BANK NATIONAL ASSOCIATION

                              (Trust Administrator)


                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 25, 1996

                                 $605,563,536.31

                       Mortgage Pass-Through Certificates
                                  Series 1996-1




        -----------------------------------------------------------------

                  This Pooling and Servicing Agreement, dated as of July 25, 1996 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, FIRST BANK NATIONAL ASSOCIATION, as Trust Administrator and FIRSTAR TRUST COMPANY, as Trustee.


                                WITNESSETH THAT:

                  In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trust Administrator and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

                  Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

                  Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

                  Adjusted Principal Balance: As to any Distribution Date and any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

                  Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Non-PO Principal Balance, Class A-7 PO Component Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Non-PO
Principal Balance, Class A-7 PO Component Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

                  Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

                  Aggregate   Current   Fraud   Losses:   With  respect  to  any
Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

                  Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

                  Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

                  Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

                  Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

                  Authenticating Agent: Any authenticating agent appointed by the Trust Administrator pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

                  Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

                  Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

                  Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

                  Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $229,480.43 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

                  Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

                  Book-Entry Certificate: Any of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12
Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-16 Certificates, Class A-18 Certificates or Class A-19 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota, State of Missouri or State of Wisconsin or (iii) a day on which banking institutions in the City of New York, or the State of Maryland, State of Iowa, State of Minnesota, State of Missouri or State of Wisconsin are authorized or obligated by law or executive order to be closed.

                  Certificate: Any one of the Class A Certificates or Class B Certificates.

                  Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

                  Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section
5.02. The initial Certificate Registrar is the Trust Administrator.

                  Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

                  Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

                  Class A Certificate: Any one of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates,  Class  A-15  Certificates,  Class A-16  Certificates,  Class A-17
Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-R Certificate or Class A-LR Certificate.

                  Class A Certificateholder: The registered holder of a Class A Certificate.

                  Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates and Financial Security pursuant to Paragraphs first, second, third and fourth of
Section 4.01(a)(i) on such Distribution Date.

                  Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

                  Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

                  Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates), (ii) the Component Principal Balances of the Class A-6 Components, Class A-8 Components, Class A-9 Components and Class A-10 Components and (iii) the lesser of the Class A-7 Accrual Component Principal Balance and the Original Class A-7 Accrual Component Principal Balance.

                  Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount,
(ii) the Premium Payment, (iii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass, (iv) the Premium Unpaid Shortfalls and (v) the Class A Non-PO Optimal Principal Amount.

                  Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

                  Class A Non-PO Principal Balance: As of any date, an amount equal to the sum of the (i) Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates,  Class  A-15  Certificates,  Class A-16  Certificates,  Class A-17
Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-R Certificate and Class A-LR Certificate and (ii) the Component Principal Balance of the Class A-7 Accrual Component.

                  Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

                  Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in July 2001, 100%. As to any Distribution Date subsequent to July 2001 to and including the Distribution Date in July 2002, the Class A Percentage as of such Distribution Date plus 70% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2002 to and including the Distribution Date in July 2003, the Class A Percentage as of such Distribution Date plus 60% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2003 to and including the Distribution Date in July 2004, the Class A Percentage as of such Distribution Date plus 40% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2004 to and including the Distribution Date in July 2005, the Class A Percentage as of such Distribution Date plus 20% of the Class B Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2005, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of
(a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the July preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Class B Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2001 and July 2002, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2002 and July 2003, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2003 and July 2004, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2004 and July 2005, and
(5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after August 2005. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

                  Class A Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

                  Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1
Certificates,   Class  A-2  Certificates,  Class  A-3  Certificates,  Class  A-4
Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10
Certificates,  Class  A-11  Certificates,  Class A-12  Certificates,  Class A-13
Certificates,  Class  A-14  Certificates,  Class A-15  Certificates,  Class A-16
Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-R Certificates and Class A-LR Certificates.

                  Class A Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of (i) the Class A Principal Amount and (ii) the Class A-7 Accrual Component Distribution Amount with respect to such Distribution Date.

                  Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12
Certificates,  Class  A-13  Certificates,  Class A-14  Certificates,  Class A-15
Certificates, Class A-16 Certificates, Class A-17 Certificates, Class A-18 Certificates, Class A-19 Certificates, Class A-R Certificate and Class A-LR Certificate.

                  Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-7 Certificates), the amount distributable to such Class A Subclass pursuant to paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-7 Certificates, the sum of (a) with respect to the Class A-7 Accrual Component,
(i) as to any Distribution Date prior to the Cross-Over Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Accrual Component pursuant to Paragraph third clause (A) of Section 4.01(a)(i) and (ii) as to any Distribution Date on or after the Cross-Over Date, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 Accrual Component pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i); (b) with respect to the Class A-7 IO A Component and the Class A-7 IO B Component, the amount distributable to the Class A-7 Certificates with respect to the Class A-7 IO A Component and the Class A-7 IO B Component pursuant to Paragraphs first and second of Section 4.01(a)(i) and (c) with respect to the Class A-7 PO Component, the amount distributable to the Class A-7 Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i).

                  Class  A  Subclass   Interest   Accrual  Amount:   As  to  any
Distribution Date and any Class A Subclass (other than the Class A-7 Certificates and Class A-17 Certificates), (i) the product of (a) 1/12th of the Class A Subclass Pass-Through Rate for such Class A Subclass and (b) the Class A Subclass Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e). As to the Class A-7 Certificates, the sum of the Component Interest Accrual Amounts for the Class A-7 Accrual Component, the Class A-7 IO A Component and the Class A-7 IO B Component. The Class A-17 Certificates have no Class A Subclass Interest Accrual Amount.

                  Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-7 Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount
(determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount (other than for the Class A-7 Certificates) and each Component Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

                  Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of
Section 4.01(a)(i) (including, in the case of the Class A-7 Certificates with respect to the Class A-7 Accrual Component prior to the Cross-Over Date, the amount included in the Class A-7 Accrual Component Distribution Amount pursuant to clause (i) of the definition thereof).

                  Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.

                  Class A Subclass Pass-Through Rate: As to each Class A Subclass other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-7, Class A-9, Class A-10, Class A-16 and Class A-17 Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1 Certificates, 6.700% per annum. As to the Class A-2 Certificates, 7.000% per annum. As to the Class A-3 Certificates, 7.200% per annum. As to the Class A-4 Certificates, 7.375% per annum. As to the Class A-9 Certificates, 8.500% per annum. As to the Class A-10 Certificates, 7.000% per annum. As to the Class A-16 Certificates, 7.750% per annum. The Class A-17 Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate.

                  Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass, the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to such Class A Subclass with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, each Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. As to the Class A-6 Certificates, the sum of the Component Principal Balances of the Class A-6 Components. As to the Class A-7 Certificates, the sum of the Component Principal Balances of the Class A-7 Accrual Component and the Class A-7 PO Component. As to the Class A-8 Certificates, the sum of the Component Principal Balances of the Class A-8 Components. As to the Class A-9 Certificates, the sum of the Component Principal Balances of the Class A-9 Components. As to the Class A-10 Certificates, the sum of the Component Principal Balances of the Class A-10 Components.

                  Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or, in the case of the Class A-7 Certificates with respect to the Class A-7 Accrual Component prior to the Cross-Over Date, the amount included in the Class A-7 Accrual Component Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

                  Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.


                  Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

                  Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

                  Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

                  Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

                  Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

                  Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

                  Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

                  Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

                  Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

                  Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

                  Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.


                  Class A-6 A Scheduled  Component  Loss  Percentage:  As to any
Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-6 A Scheduled Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-6 A Scheduled Component Principal Balance: As of the first Determination Date, the Original Class A-6 A Scheduled Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-6 A Scheduled Component Principal Balance less the sum of
(a) all amounts previously distributed in respect of such Component on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-6 A Scheduled Component with respect to prior Distribution Dates pursuant to Section 4.02(b) . After the Cross-Over Date, the Class A-6 A Scheduled Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-6 A Scheduled Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.


                  Class A-6 B Scheduled  Component  Loss  Percentage:  As to any
Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-6 B Scheduled Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-6 B Scheduled Component Principal Balance: As of the first Determination Date, the Original Class A-6 B Scheduled Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-6 B Scheduled Component Principal Balance less the sum of
(a) all amounts previously distributed in respect of such Component on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-6 B Scheduled Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-6 B Scheduled Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-6 B Scheduled Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

                  Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

                  Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

                  Class A-6 Component: Either of the Class A-6 A Scheduled Component or Class A-6 B Scheduled Component.

                  Class A-7 Accrual Component Distribution Amount: As to any Distribution Date prior to the Cross-Over Date, an amount equal to the sum of
(i) the Component Interest Percentage of the Class A-7 Accrual Component of the Current Class A Interest Distribution Amount and (ii) the Component Shortfall Percentage of the Class A-7 Accrual Component of the amount distributed in respect of the Class A-7 Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Cross-Over Date, zero.

                  Class A-7 Accrual Component Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Component Rate for such Component and (b) the Component Principal Balance for such Component as of the Determination Date preceding such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest
Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e).


                  Class A-7 Accrual Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing (i) the lesser of the Class A-7 Accrual Component Principal Balance of such Component and the Original Class A-7 Accrual Component Principal Balance of such Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.

                  Class A-7 Accrual Component Principal Accretion Amount: As to any Distribution Date prior to the Cross-Over Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-7 Accrual Component Distribution Amount with respect to such Distribution Date.


                  Class A-7 Accrual Component Principal Balance: As of the first Determination Date, the Original Class A-7 Accrual Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-7 Accrual Component Principal Balance (increased by the Class A-7 Accrual Component Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-7 Accrual Component with respect to prior Distribution Dates pursuant to
Section 4.02(b). After the Cross-Over Date, the Class A-7 Accrual Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-7 Accrual Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

                  Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

                  Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

                  Class A-7 Component: Any of the Class A-7 IO A Component, Class A-7 IO B Component, Class A-7 Accrual Component or Class A-7 PO Component.


                  Class A-7 IO A Component Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Component Rate for such Component and (b) the Class A-7 IO A Component Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest
Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e).


                  Class A-7 IO A Component Notional Amount: As to any Distribution Date, the product of (i)(a) the excess of 7.500% over the weighted average of the Class A Subclass Pass-Through Rates of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates divided by (b) 7.500% and (ii) the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.


                  Class A-7 IO B Component Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the difference between (A) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs and (B) 7.500% and (b) the Class A-7 IO B Component Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e).


                  Class  A-7  IO  B  Component   Notional  Amount:   As  to  any
Distribution Date, the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.


                  Class A-7 PO Component Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (i) the amount by which the sum of the Class A-7 PO Component Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-7 Certificates with respect to the Class A-7 PO Component on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time through the end of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO
Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-7 Certificates with respect to the Class A-7 PO Component on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-7 PO Component Deferred Amount will be zero. No interest will accrue on any Class A-7 PO Component Deferred Amount.

                  Class A-7 PO Component Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03;

                  (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.


                  Class A-7 PO Component Principal Balance: As of the first Determination Date, the Original Class A-7 PO Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-7 PO Component Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class A-7 PO Component on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses previously allocated to the Class A-7 PO Component pursuant to Section 4.02(b). On or after the Cross-Over Date, the Class A-7 PO Component Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between the Class A-7 PO Component Principal Balance as of such Determination Date and the Adjusted Pool Amount (PO Portion) as of the preceding Distribution Date.

                  Class A-7 PO Component Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Class A-7 Certificates with respect to the Class A-7 PO Component pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.


                  Class A-8 A Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-8 A Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-8 A Component Principal Balance: As of the first Determination Date, the Original Class A-8 A Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-8 A Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-8 A Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-8 A Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-8 A Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.


                  Class A-8 B Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-8 B Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-8 B Component Principal Balance: As of the first Determination Date, the Original Class A-8 B Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-8 B Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-8 B Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-8 B Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-8 B Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

                  Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

                  Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

                  Class A-8 Component: Either of the Class A-8 A Component or Class A-8 B Component.


                  Class A-9 A Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-9 A Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-9 A Component Principal Balance: As of the first Determination Date, the Original Class A-9 A Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-9 A Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-9 A Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-9 A Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-9 A Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.


                  Class A-9 B Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-9 B Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-9 B Component Principal Balance: As of the first Determination Date, the Original Class A-9 B Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-9 B Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-9 B Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-9 B Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-9 B Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

                  Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

                  Class A-9 Certificateholder: The registered holder of a Class A-9 Certificate.

                  Class A-9 Component: Either of the Class A-9 A Component or Class A-9 B Component.


                  Class A-10 A Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-10 A Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-10 A Component Principal Balance: As of the first Determination Date, the Original Class A-10 A Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-10 A Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-10 A Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-10 A Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-10 A Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.


                  Class A-10 B Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing the Component Principal Balance of the Class A-10 B Component by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance of any Class A-6 Component, the Class A-7 Accrual Component, any Class A-8 Component, any Class A-9 Component or any Class A-10 Component if it is not then outstanding), in each case determined as of the preceding Determination Date.


                  Class A-10 B Component Principal Balance: As of the first Determination Date, the Original Class A-10 B Component Principal Balance. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Class A-10 B Component Principal Balance less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-7 Accrual Component Distribution Amount for such prior Distribution Dates and (b) all amounts previously allocated to the Class A-10 B Component with respect to prior Distribution Dates pursuant to Section 4.02(b). After the Cross-Over Date, the Class A-10 B Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A-10 B Component Loss Percentage and the excess, if any, of (i) the Class A Non-PO
Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

                  Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

                  Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

                  Class A-10 Component: Either of the Class A-10 A Component or Class A-10 B Component.

                  Class A-11 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

                  Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

                  Class A-12 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

                  Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

                  Class A-13 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit D hereto.

                  Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

                  Class A-14 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit D hereto.

                  Class A-14 Certificateholder: The registered holder of a Class A-14 Certificate.

                  Class A-15 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-15 and Exhibit D hereto.

                  Class A-15 Certificateholder: The registered holder of a Class A-15 Certificate.

                  Class A-16 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-16 and Exhibit D hereto.

                  Class A-16 Certificateholder: The registered holder of a Class A-16 Certificate.


                  Class A-16 Distribution Deficiency: With respect to the Class A-16 Certificates on each Distribution Date, the sum of (i) the Class A-16 Interest Loss Amount for such Distribution Date and (ii) the Class A-16 Principal Loss Amount for such Distribution Date.


                  Class A-16 Interest Loss Amount: As to any Distribution Date, the excess, if any, of (i) the Class A Subclass Interest Accrual Amount of the Class A-16 Certificates (determined without regard to clause (ii) of the definition thereof), net of any Non-Supported Interest Shortfalls allocated to the Class A-16 Certificates that are covered by the Reserve Fund over (ii) the amount available to be distributed in respect of the Class A-16 Certificates on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

                  Class A-16 Policy: The irrevocable Financial Guaranty Insurance Policy No. 50487-B-N, including any endorsements thereto, issued by Financial Security with respect to the Class A-16 Certificates, in the form attached hereto as Exhibit N.


                  Class A-16 Principal Loss Amount: As to any Distribution Date, the sum of, without duplication, (i) the Class A Subclass Loss Percentage of the Class A-16 Certificates of the principal portion of Realized Losses allocated to the Class A Certificates (other than the Class A-7 Certificate with respect to the Class A-7 PO Component) with respect to such Distribution Date pursuant to
Section 4.02(b) and (ii) any amount allocated to the Class A-16 Certificates after the Cross-Over Date with respect to such Distribution Date pursuant to the third sentence in the definition of Class A Subclass Principal Balance.


                  Class A-17 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-17 and Exhibit D hereto.

                  Class A-17 Certificateholder: The registered holder of a Class A-17 Certificate.

                  Class A-18 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-18 and Exhibit D hereto.

                  Class A-18 Certificateholder: The registered holder of a Class A-18 Certificate.

                  Class A-18 Percentage: The Class A Subclass Principal Balance of the Class A-18 Certificates divided by the Pool Balance (Non-PO Portion).

                  Class  A-18  Prepayment  Shift  Percentage:   The  Class  A-18
Prepayment Shift Percentage for any Distribution Date will be the percentage indicated below:



Distribution Date Occurring In            Class A-18 Prepayment Shift Percentage

August 1996 through July 2001...................                          0%
August 2001 through July 2002...................                          30%
August 2002 through July 2003...................                          40%
August 2003 through July 2004...................                          60%
August 2004 through July 2005...................                          80%
August 2005 and thereafter......................                          100%

                  Class A-18 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-18
Certificates  and  (ii)  the  sum of (A)  the  product  of (1)  the  Class  A-18
Percentage, (2) the Class A-18 Scheduled Percentage and (3) the Unscheduled Principal Amount.

                  Class A-18 Scheduled Percentage: The Class A-18 Scheduled Percentage for any Distribution Date will be the percentage indicated below:



Distribution Date Occurring In                   Class A-18 Scheduled Percentage

August 1996 through July 2001.....................                      0%
August 2001 and thereafter........................                     100%

                  Class A-19 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-19 and Exhibit D hereto.

                  Class A-19 Certificateholder: The registered holder of a Class A-19 Certificate.


                  Class A-19 Distribution Deficiency: With respect to the Class A-19 Certificates on each Distribution Date, the sum of (i) the Class A-19 Interest Loss Amount for such Distribution Date and (ii) the Class A-19 Principal Loss Amount for such Distribution Date.


                  Class A-19 Interest Loss Amount: As to any Distribution Date, the excess, if any, of (i) the Class A Subclass Interest Accrual Amount of the Class A-19 Certificates (determined without regard to clause (ii) of the definition thereof), net of any Non-Supported Interest Shortfalls allocated to the Class A-19 Certificates that are covered by the Reserve Fund over (ii) the amount available to be distributed in respect of the Class A-19 Certificates on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

                  Class A-19 Policy: The irrevocable Financial Guaranty Insurance Policy No. 50487-A-N, including any endorsements thereto, issued by Financial Security with respect to the Class A-19 Certificates, in the form attached hereto as Exhibit O.


                  Class A-19 Principal Loss Amount: As to any Distribution Date, the sum of, without duplication, (i) the Class A Subclass Loss Percentage of the Class A-19 Certificates of the principal portion of Realized Losses allocated to the Class A Certificates (other than the Class A-7 Certificate with respect to the Class A-7 PO Component) with respect to such Distribution Date pursuant to
Section 4.02(b) and (ii) any amount allocated to the Class A-19 Certificates after the Cross-Over Date with respect to such Distribution Date pursuant to the third sentence in the definition of Class A Subclass Principal Balance.

                  Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L1 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the product of (i) 1/12th of 6.700% and (ii) 10.666666666% of the Class A Subclass Principal Balance of the Class A-1 Certificates and the denominator of which is the Class A-7 IO A Interest Accrual Amount.

                  Class A-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L2 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the product of (i) 1/12th of 7.000% and (ii) 6.6666666% of the Class A Subclass Principal Balance of the Class A-2 Certificates and the denominator of which is the Class A-7 IO A Interest Accrual Amount.

                  Class A-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L3 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the product of (i) 1/12th of 7.200% and (ii) 4.00000000% of the Class A Subclass Principal Balance of the Class A-3 Certificates and the denominator of which is the Class A-7 IO A Interest Accrual Amount.

                  Class A-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L4 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the product of (i) 1/12th of 7.375% and (ii) 1.6666667% of the Class A Subclass Principal Balance of the Class A-4 Certificates and the denominator of which is the Class A-7 IO A Interest Accrual Amount.

                  Class A-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L7A Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L7B Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L9 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L10 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L16 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-L17 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

                  Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

                  Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

                  Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

                  Class AP-L Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

                  Class B Certificateholder: The registered holder of a Class B Certificate.

                  Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

                  Class B Pass-Through Rate: As to any Distribution Date, 7.500% per annum.

                  Class  B  Percentage:   As  to  any  Distribution   Date,  the
percentage which is the difference between 100% and the Class A Percentage for such date.

                  Class B Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

                  Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

                  Class B Subclass: Any of the Class B-1 Certificates, Class B-2
Certificates,   Class  B-3  Certificates,  Class  B-4  Certificates,  Class  B-5
Certificates or Class B-6 Certificates.

                  Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

                  Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

                  Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

                  Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

                  Class B Subclass Loss Percentage: As to any Determination Date and any Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

                  Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

                  Class B Subclass Prepayment  Percentage:  Any of the Class B-1
Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

                  Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

                  Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

                  Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

                  Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

                  Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

                  Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

                  Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

                  Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

                  Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d).

                  Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-1 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance and the Class A-7 PO Component Principal Balance as of such Determination Date.

                  Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

                  Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

                  Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

                  Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

                  Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

                  Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

                  Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

                  Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

                  Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of
Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-2 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance, the Class A-7 PO Component Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

                  Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

                  Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

                  Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

                  Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

                  Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

                  Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

                  Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

                  Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

                  Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance, the Class A-7 PO Component Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

                  Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

                  Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

                  Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

                  Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

                  Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

                  Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

                  Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

                  Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

                  Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-4 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance, the Class A-7 PO Component Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

                  Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

                  Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

                  Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

                  Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

                  Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

                  Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

                  Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

                  Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

                  Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses previously allocated to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance, the Class A-7 PO Component Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

                  Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

                  Class B-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit D hereto.

                  Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

                  Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a)(i).

                  Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

                  Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                  (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

                  Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B
Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

                  Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

                  Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses previously allocated to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Non-PO Principal Balance, the Class A-7 PO Component Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

                  Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

                  Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

                  Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

                  Clearing Agency Indirect Participant: A broker, dealer, bank, financial institution or other Person that clears securities transactions through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

                  Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

                  Closing   Date:   The  date  of   initial   issuance   of  the
Certificates, as set forth in Section 11.35.

                  Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S.
Department  of  the  Treasury   temporary  or  final   regulations   promulgated
thereunder.

                  Co-op Shares: Shares issued by private non-profit housing corporations.

                  Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

                  Component: Any one of the Class A-6 A Scheduled Component, Class A-6 B Scheduled Component, Class A-7 IO A Component, Class A-7 IO B Component, Class A-7 Accrual Component, Class A-7 PO Component, Class A-8 A Component, Class A-8 B Component, Class A-9 A Component, Class A-9 B Component, Class A-10 A Component or Class A-10 B Component.

                  Component Interest Accrual Amount: Each of the Class A-7 IO A Component Interest Accrual Amount, the Class A-7 IO B Component Interest Accrual Amount and the Class A-7 Accrual Component Interest Accrual Amount.

                  Component Interest Percentage: As to any Distribution Date and Class A-7 Component (other than the Class A-7 PO Component), the percentage calculated by dividing the Component Interest Accrual Amount of such Component (determined without regard to clause (ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount (determined without regard to clause
(ii) of the definition of each Class A Subclass Interest Accrual Amount (other than for the Class A-7 Certificates) and each Component Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition thereof).

                  Component Interest Shortfall Amount: As to any Distribution Date and Class A-7 Component (other than the Class A-7 PO Component), the product of (a) the Class A Subclass Interest Shortfall Amount of the Class A-7 Certificates for such Distribution Date and (b) a fraction, the numerator of which is the applicable Component Interest Accrual Amount and the denominator of which is the Class A Subclass Interest Accrual Amount of the Class A-7 Certificates.


                  Component Interest Shortfall Distribution: As to any Distribution Date and Class A-7 Component (other than the Class A-7 PO Component), the product of (i) the amount that would be distributable in respect of the Class A-7 Certificates with respect to such Distribution Date pursuant to Paragraph second of Section 4.01(a)(i) without regard to the proviso set forth in such Paragraph and (ii) the Component Shortfall Percentage for such Distribution Date.


                  Component Principal Balance: Each of the Class A-6 A Scheduled Component Principal Balance, Class A-6 B Scheduled Component Principal Balance, Class A-7 Accrual Component Principal Balance, Class A-7 PO Component Principal Balance, Class A-8 A Component Principal Balance, Class A-8 B Component Principal Balance Class A-9 A Component Principal Balance, Class A-9 B Component Principal Balance, Class A-10 A Component Principal Balance and Class A-10 B Component Principal Balance.


                  Component: As to any Distribution Date and for each of the Class A-7 IO A Component and the Class A-7 Accrual Component, 7.500% per annum.


                  Component Shortfall Percentage: As to any Distribution Date and Class A-7 Component (other than the Class A-7 PO Component), the percentage calculated by dividing the Component Unpaid Interest Shortfall for such Component by the Class A Subclass Unpaid Interest Shortfall for the Class A-7 Certificates, in each case determined as of the Business Day preceding the applicable Distribution Date.


                  Component Unpaid Interest Shortfall: As to any Distribution Date and Class A-7 Component (other than the Class A-7 PO Component), the product of (i) the sum of the Component Interest Shortfall Amounts for such Component for prior Distribution Dates minus (ii) the Component Interest Shortfall Distributions for such Component for prior Distribution Dates.

                  Corporate Trust Office: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101 and, with respect to the Trustee, at the date of the execution of this instrument is located at 615 East Michigan Street, Lewis Center, 4th Floor, Milwaukee, Wisconsin 53202.


                  Corresponding   Upper-Tier  Class  or  Component:  As  to  the
following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes or Components, as follows:

         Uncertificated Lower-Tier Interest      Corresponding Upper-Tier Class
                                                        or Component

         Class A-L1 Interest                           Class A-1 Certificates

         Class A-L2 Interest                           Class A-2 Certificates

         Class A-L3 Interest                           Class A-3 Certificates

         Class A-L4 Interest                           Class A-4 Certificates

         Class A-L5 Interest                           Class A-5 Certificates,
                                                       Class A-6 Certificates,
                                                       Class A-8 Certificates,
                                                       Class A-11 Certificates,
                                                       Class A-12 Certificates,
                                                       Class A-13 Certificates,
                                                       Class A-14 Certificates,
                                                       Class A-15 Certificates,
                                                       Class A-18 Certificates
                                                   and Class A-19 Certificates

         Class A-L7A Interest                        Class A-7 Accrual Component

         Class A-L7B Interest                          Class A-7 IO B Component

         Class A-L9 Interest                           Class A-9 Certificates

         Class A-L10 Interest                          Class A-10 Certificates

         Class A-L16 Interest                          Class A-16 Certificates

         Class A-L17 Interest                          Class A-17 Certificates

         Class AP-L Interest                           Class A-7 PO Component

         Class A-LUR Interest                          Class A-R Certificate

         Class B-L1 Interest                           Class B-1 Certificates

         Class B-L2 Interest                           Class B-2 Certificates

         Class B-L3 Interest                           Class B-3 Certificates

         Class B-L4 Interest                           Class B-4 Certificates

         Class B-L5 Interest                           Class B-5 Certificates

         Class B-L6 Interest                           Class B-6 Certificates

                  Countrywide Servicing Agreement: The Servicing Agreement among Norwest Mortgage (as successor to PHMC), Norwest Bank Minnesota, National Association (as successor to Securitized Asset Services Corporation) and Countrywide Home Loans, Inc. (formerly known as Countrywide Funding Corporation) dated as of October 10, 1994.

                  Cross-Over Date: The first Distribution Date with respect to which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

         (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

         (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

                  Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses and the Premium Payment pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

                  Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

                  Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

                  Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

                  Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

                  Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balance of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

                  Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

                  Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

                  Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, a Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

                  Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

                  Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

                  Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

                  Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

                  Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

                  Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

                  Deceased Holder: A Beneficial Owner of a Class A-16 or Class A-19 Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Beneficial Owner causes to be furnished to the Clearing Agency evidence of death satisfactory to the Trust Administrator and any tax waivers requested by the Trust Administrator.

                  Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                  Definitive Certificates:  As defined in Section 5.01(b).

                  Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

                  Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

                  Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.500%.

                  Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

                  Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

                  Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either the Upper-Tier REMIC or the Lower-Tier REMIC.

                  Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                    (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

                   (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

                  (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

                   (iv)  certificates  of  deposit,  demand  or  time  deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency;

                    (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

                   (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

                  (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency; and

                 (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-16 and Class A-19 Certificates, without giving effect to the guaranty provided by Financial Security) by either Rating Agency.

                  In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA Prohibited Holder:  As defined in Section 5.02(d).

                  Errors and Omissions Policy: As defined in each of the Servicing Agreements.

                  Event of Default: Any of the events specified in Section 7.01.

                  Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

                  Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

                  Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

                  Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement. [Norwest Non-Frederick Serviced Mortgage Loans]

                  Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement. [Norwest Frederick-Serviced Mortgage Loans]

                  Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

                  FDIC:  The  Federal  Deposit  Insurance   Corporation  or  any
successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

                  Fidelity Bond: As defined in each of the Servicing Agreements.

                  Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

                  Financial Security: Financial Security Assurance Inc., a New York monoline insurance company or any successor thereto.


                  Financial Security Contact Person: The officer designated by the Master Servicer to provide information to Financial Security pursuant to
Section 4.07(g).  The initial Financial  Security Contact Person is appointed in
Section 11.40.


                  Financial Security Default: The existence and continuance of any of the following:

                           (a)  Financial  Security  fails  to  make  a  payment
required under a Policy in accordance with its terms;

                           (b)  Financial  Security  (A) files any  petition  or
                  commences any case or proceeding under any provision or similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                           (c) a court of competent  jurisdiction,  the New York
                  Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

                  Fitch: Fitch Investors Service, L.P., or its successor in interest.

                  FNMA:  The  Federal  National  Mortgage   Association  or  any
successor thereto.

                  Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

                  400% SPA Targeted Balance:  As defined in Section 4.01(b).

                  Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

                  Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $12,111,270.73 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

                  Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

                  Group  I   Certificates   and   Components:   The   Class  A-1
Certificates,   Class  A-2  Certificates,  Class  A-3  Certificates,  Class  A-4
Certificates, Class A-5 Certificates, Class A-11 Certificates, Class A-R Certificate, Class A-LR Certificate, Class A-6 Components, Class A-7 Accrual Component, Class A-8 Components, Class A-9 Components and Class A-10 Components.

                  Group I Percentage:  As specified in Section 11.19.

                  Group I Principal Distribution Amount: For any Distribution Date, the sum of (a) the product of (i) the Group I Percentage and (ii) the Class A Principal Amount for such Distribution Date and (b) the Class A-7 Accrual Component Distribution Amount for such Distribution Date.

                  Group II Certificates: The Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-16 Certificates, Class A-17, Class A-18 Certificates and Class A-19 Certificates.

                  Group II Percentage:  As specified in Section 11.20.

                  Group II Principal Distribution Amount: For any Distribution Date, the product of (a) the Group II Percentage and (b) the Class A Principal Amount for such Distribution Date.

                  Holder:  See "Certificateholder."

                  Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Individual Class A-16 Certificate: A Class A-16 Certificate which evidences $1,000 original principal balance.

                  Individual Class A-19 Certificate: A Class A-19 Certificate which evidences $1,000 original principal balance.

                  Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

                  Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

                  Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

                  Lehman Brothers: Lehman Brothers Inc., or its successor in interest.

                  Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

                  Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust
Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

                  Living Holder: Beneficial Owners of the Class A-16 or Class A-19 Certificates other than Deceased Holders.

                  Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.


                  Lower-Tier   Distribution   Amount:   As  defined  in  Section
4.01(a)(ii).


                  Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and the Rounding Account, the insurance policies, if any, relating to a Mortgage Loan, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and the rights of the Trust Administrator, on behalf of the Trustee, under the Reserve Fund and the Policies.

                  Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

                  Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

                  Master Servicing Fee Rate:  As set forth in Section 11.21.

                  Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

                  Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

                  Month End Interest:  As defined in each Servicing Agreement.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

                  Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

                  Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

                  Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

                    (i)    the Mortgage Loan identifying number;

                  (ii)     the city, state and zip code of the Mortgaged
                           Property;

                  (iii)    the type of property;

                   (iv)    the Mortgage Interest Rate;

                    (v)    the Net Mortgage Interest Rate;

                   (vi)    the Monthly Payment;

                  (vii)    the original number of months to maturity;

                 (viii)    the scheduled maturity date;

                   (ix)    the Cut-Off Date Principal Balance;

                    (x)    the Loan-to-Value Ratio at origination;

                   (xi)    whether such Mortgage Loan is a Subsidy Loan;

                  (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

                 (xiii)    the Servicing Fee Rate;

                  (xiv)    whether such Mortgage Loan is a T.O.P. Mortgage Loan;

                   (xv)    the Master Servicing Fee; and

                  (xvi) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

                  Such   schedule   may   consist  of  multiple   reports   that
collectively set forth all of the information required.

                  Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

                  Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

                  Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

                  Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

                  Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus
(ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.39 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in Section 11.21 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

                  Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

                  Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

                  Non-permitted Foreign Holder:  As defined in Section 5.02(d).

                  Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.500%.

                  Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

                  Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

                  Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

                  Non-U.S. Person:  As defined in Section 4.01(g).

                  Norwest Mortgage:  Norwest Mortgage, Inc.

                  Norwest Mortgage Correspondents: The entities, other than PHMC, listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

                  Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

                  Notice of Claim: The notice to be delivered by the Trust Administrator, on behalf of the Trustee, to Financial Security with respect to any Distribution Date as to which there is a Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency, which shall be in the form attached to the applicable Policy.

                  Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or the Trust Administrator, as the case may be.

                  175% SPA Targeted Balance:  As defined in Section 4.01(b).

                  Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

                  Optimal Adjustment Event: With respect to any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Subclass if: (i) the principal balance of such Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) any Class A Subclass Principal Balance (other than with respect to the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates) or Component Principal Balance would be subject to further reduction as a result of the third sentence of the definition of Class A Subclass Principal Balance or Component Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

                  Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

                  Original Class A Non-PO Principal Balance: The sum of (i) the Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates and (ii) the Original Class A-7 Accrual Component Principal Balance as set forth in Section 11.06.

                  Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

                  Original Class A-6 A Scheduled  Component  Principal  Balance:
The Original Class A-6 A Scheduled  Component Principal Balance, as set forth in
Section 11.07.

                  Original Class A-6 B Scheduled  Component  Principal  Balance:
The Original Class A-6 B Scheduled  Component Principal Balance, as set forth in
Section 11.08.

                  Original Class A-7 IO A Component Notional Amount: The Original Class A-7 IO A Component Notional Amount, as set forth in Section 11.11.

                  Original Class A-7 IO B Component Notional Amount: The Original Class A-7 IO B Component Notional Amount, as set forth in Section 11.12.

                  Original  Class  A-7  PO  Component  Principal  Balance:   The
Original  Class A-7 PO  Component  Principal  Balance,  as set forth in  Section
11.09.

                  Original Class A-7 Accrual Component Principal Balance: The Original Class A-7 Accrual Component Principal Balance, as set forth in Section 11.10.

                  Original Class A-8 A Component Principal Balance: The Original Class A-8 A Component Principal Balance, as set forth in Section 11.13.

                  Original Class A-8 B Component Principal Balance: The Original Class A-8 B Component Principal Balance, as set forth in Section 11.14.

                  Original Class A-9 A Component Principal Balance: The Original Class A-9 A Component Principal Balance, as set forth in Section 11.15.

                  Original Class A-9 B Component Principal Balance: The Original Class A-9 B Component Principal Balance, as set forth in Section 11.16.

                  Original  Class  A-10  A  Component  Principal  Balance:   The
Original  Class  A-10 A  Component  Principal  Balance,  as set forth in Section
11.17.

                  Original  Class  A-10  B  Component  Principal  Balance:   The
Original  Class  A-10 B  Component  Principal  Balance,  as set forth in Section
11.18.

                  Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original
Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in Section 11.28.

                  Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.30.

                  Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.31.

                  Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.32.

                  Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance.
The Original Class B-4 Fractional Interest is specified in Section 11.33.

                  Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.34.

                  Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.22.

                  Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.23.

                  Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.24.

                  Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.25.

                  Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.26.

                  Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.27.

                  Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.29.

                  Other Servicer: Any of the Servicers other than Norwest Mortgage.

                  Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

                  Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

                  Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

                  Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

                  Partial   Unscheduled   Principal   Receipt:   An  Unscheduled
Principal Receipt which is not a Full Unscheduled Principal Receipt.

                  Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in
Section 4.03(a).

                  Payment Account: The account maintained pursuant to Section 4.03(b).

                  Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

                  Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

                  Person:  Any  individual,   corporation,   partnership,  joint
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PHMC:  The Prudential Home Mortgage Company, Inc.

                  Plan:  As defined in Section 5.02(c).

                  PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

                  Policies:  The Class A-16 Policy and the Class A-19 Policy.

                  Policy: Either of the Class A-16 Policy or the Class A-19 Policy.

                  Policy Payments Account:  The account  maintained  pursuant to
Section 4.07(b).

                  Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

                  Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

                  Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and
(iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

                  (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

                  (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and (ii) the Master Servicing Fee;

                  (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

                  (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

                  (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

                  (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

                  (j) Net Foreclosure Profits;

                  (k) Month End Interest; and

                  (l) the amount of any recoveries in respect of principal which had previously been allocated as a loss to one or more Classes or Subclasses of Certificates pursuant to Section 4.02.

                  Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

                  Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of greater than 7.500%.


                  Premium Payment: As to any Distribution Date, (i) the product of (a) 1/12th of 0.08% and (b) the sum of the Class A Subclass Principal Balances of the Class A-16 and Class A-19 Certificates as of the Determination Date immediately preceding such Distribution Date minus (ii) the Premium Percentage of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and Financial Security with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and Financial Security on or after the Cross-Over Date pursuant to Section 4.02(e). The Premium Payment will be an expense of the Lower-Tier REMIC.


                  Premium Percentage: As to any Distribution Date, the percentage calculated by dividing the Premium Payment (determined without regard to clause (ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount (other than for the Class A-7 Certificates) and each Component Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

                  Premium Shortfall Amount: As to any Distribution Date, any amount by which the Premium Payment with respect to such Distribution Date exceeds the amount distributed to Financial Security on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

                  Premium Shortfall Percentage: As to any Distribution Date, the percentage calculated by dividing the Premium Unpaid Shortfall by the sum of the Class A Unpaid Interest Shortfall and the Premium Unpaid Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

                  Premium Unpaid Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Premium Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed to Financial Security on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

                  Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

                  Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

                  Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal
Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Subclass as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Subclass.

                  Principal Balance: Each of the Class A Subclass Principal Balances, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance, the Class B-5 Principal Balance and the Class B-6 Principal Balance.

                  Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

                  Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

                  Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

                  Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class B-1 Certificates are Fitch and S&P. The Rating Agency for the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator, Financial Security and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, A-1+ in the case of S&P and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

                  Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

                  Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

                  Relevant Anniversary:  See "Bankruptcy Loss Amount."

                  REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

                  REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (with respect to proposed regulations, are proposed to be in effect) from time to time.

                  Remittance   Date:   As  defined  in  each  of  the  Servicing
Agreements.

                  REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

                  REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                  Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

                  Reserve Fund: The non-interest bearing trust account established by the Trust Administrator in the name of the Trustee and maintained by the Trust Administrator for the benefit of the Class A-16 and Class A-19 Certificateholders pursuant to Section 4.06. The Reserve Fund shall be an Eligible Account.

                  Reserve Withdrawal: With respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund and (b) the amount of Non-Supported Interest Shortfalls allocated to the Class A-16 and Class A-19 Certificates.

                  Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Rounding   Account:   The  special  account   established  and
maintained pursuant to Section 4.07(e). The Rounding Account shall be an Eligible Account.

                  Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Rounding Account pursuant to
Section 4.07(e).

                  Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

                  S&P:  Standard & Poor's, or its successor in interest.

                  Scheduled Amount:  As defined in Section 4.01(b).

                  Scheduled Certificates: The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class A-5 Certificates.

                  Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

                  Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

                  Seller: Norwest Asset Securities Corporation, or its successor in interest.

                  Senior Accrual Amount: With respect to any Distribution Date, the sum of the Class A Interest Accrual Amount and the Premium Payment.

                  Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Optimal Amount and (b) the Class A-7 PO Component Optimal Principal Amount.

                  Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

                  Servicers: Each of Norwest Mortgage, Countrywide Home Loans, Inc., FBS Mortgage Corporation, Barnett Mortgage Company, Great Financial Federal, a Savings and Loan Association, GMAC Mortgage Corporation of PA, Bank of Hawaii and National City Mortgage Company, as Servicer under the related Servicing Agreement.

                  Servicing   Agreements:   Each  of  the  Servicing  Agreements
executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

                  Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

                  Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in Section 11.39.

                  Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

                  Similar Law:  As defined in Section 5.02(e).

                  Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.38.

                  Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

         (1)      normal wear and tear;

         (2) infidelity, conversion or other dishonest act on the part of the Trustee or the Trust Administrator, the Servicer or any of their agents or employees; or

         (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

                  Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $6,055,635.36 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, other than the Class B Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

                  Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

                  Startup Day:  As defined in Section 2.05.

                  Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.

                  Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

                  Substitute Mortgage Loan:  As defined in Section 2.02

                  Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

                  T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

                  Trust  Administrator:   First  Bank  National  Association,  a
national banking association, or any successor trust administrator appointed as herein provided.

                  Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account and the rights of the Trust
Administrator, on behalf of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, and the rights of the Trust Administrator, on behalf of the Trustee, under the Reserve Fund and the Policies. None of the Reserve Fund, the Policies or the Policy Payments Account shall be part of the Upper-Tier REMIC or Lower-Tier REMIC comprised by the Trust Estate

                  Trustee: Firstar Trust Company, or any successor trustee appointed as herein provided.

                  Uncertificated Lower-Tier  InterestsUncertificated  Lower-Tier
Interests: Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L5, Class A-L7A, Class A-L7B, Class A-L9, Class A-L10, Class A-L16, Class A-L17, Class AP-L, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests.

                  Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

                  Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

                  Unscheduled Principal Receipt: Any Mortgagor payment or other recovery of principal on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment, including, without limitation, Principal Prepayments, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices and excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

                  Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.


                  Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.


                  Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

                  Upper-Tier REMICUpper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

                  Voting  Interest:   With  respect  to  any  provisions  hereof
providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest and (b) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1996-1 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates on any date will be equal to the product of (A) 99% of the portion of the Class A Voting Interest represented by clause (A) of the definition thereof and (B) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass (less, in the case of the Class A-7 Certificates, the Component Principal Balance of the Class A-7 PO Component) by the Class A Non-PO Principal Balance on such date. In addition to the Voting Interest of the Class A-7 Certificates determined in accordance with the preceding sentence the Class A-7 Certificates will be entitled to an additional 1% of the portion of the Class A Voting Interest represented by clause (A) of the definition thereof and the portion of the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B
Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

                  Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

                  Section 1.02.  Acts of Holders.

                  (a) Any request,  demand,  authorization,  direction,  notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  Section 1.03. Effect of Headings and Table of Contents. The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

                  Section 1.04. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates and Financial Security any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

                  Section 2.01. Conveyance of Mortgage Loans. The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and (d) proceeds of all the foregoing.

                  In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered.

                  In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel (of which S&P will be an addressee or with respect to which S&P shall be delivered a reliance letter) to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

                  Section 2.02. Acceptance by Trust Administrator. The Trust Administrator acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

                  In the case of a repurchased  Mortgage  Loan or property,  the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

                  The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

                  Section 2.03. Representations and Warranties of the Master Servicer and the Seller. (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

                  (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

                  (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

                  (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

                   (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

                  (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

                 (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trust Administrator on behalf of the Trustee;

                  (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

                   (v) All taxes, governmental assessments,  insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

                  (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

                 (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

                (viii) Except for Mortgage Loans secured by Co-op Shares, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

                   (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 13 months preceding the Cut-Off Date;

                 (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

                 (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

                  (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged
         Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust
         Administrator of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

                 (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance
         Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
         (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

                (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                 (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

                  (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

                  (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; and

                  (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code.

                  Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the absence or effect of hazardous wastes or hazardous substances on any of the Mortgaged Properties or on the lien of any Mortgage. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

                  (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Administrator at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

                  Section 2.04. Execution and Delivery of Certificates. The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                  Section 2.05. Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date. The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-7, Class A-R and Class A-LR Certificates), the Subclasses of Class B Certificates, and each Component of the Class A-7 Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The Seller hereby further designates the Class AL-1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L5 Interest, Class A-L7A Interest, Class A-L7B Interest, Class A-L9 Interest, Class A-L10 Interest, Class A-L16 Interest, Class A-L17 Interest, Class AP-L Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and the Lower-Tier REMIC is August 25, 2026 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

                  Section 3.01. Certificate Account. (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

                  (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

                  (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any; and

                   (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

                  (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause each of the Upper-Tier REMIC and the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

                  Section 3.02. Permitted Withdrawals from the Certificate Account. (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

                    (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

                   (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

                  (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

                   (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

                    (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

                   (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                  (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

                  (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

                  (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                  (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

                  (xi) to clear and terminate the Certificate Account pursuant to Section 9.01.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

                  Section 3.03. Advances by Master Servicer and Trust Administrator. (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

                  (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

                  (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

                  (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

                  Section 3.04. Trust Administrator to Cooperate; Release of Owner Mortgage Loan Files. Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

                  Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

                  Section 3.05. Reports to the Trust Administrator; Annual Compliance Statements. (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

                  (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

                  Section 3.06. Title, Management and Disposition of Any REO Mortgage Loan. The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

                  Section 3.07. Amendments to Servicing Agreements, Modification of Standard Provisions. (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

                  (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of an adverse effect on Certificateholders may be established through various means, including the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

                  (c)(i)  Notwithstanding  anything  to  the  contrary  in  this
Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

                  (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

                  Section 3.08. Oversight of Servicing. The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

                  For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee and the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage
Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes.

                  During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

                  The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator, on behalf of the Trustee, shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

                  The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by
Section 3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

                  In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in
Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to
Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

                  The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

                  The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) (without, in the case of the Class A-16 and Class A-19 Certificates, giving effect to the guaranty provided by Financial Security) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

                  Section 3.09. Termination and Substitution of Servicing Agreements. Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest
Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator may recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Trust Administrator shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement at the direction of the Trust Administrator. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

                  Section 3.10. 1934 Act Reports. The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-7 Certificates) pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

                  Section 4.01. Distributions. (a)(i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

                  first, to the Subclasses of Class A Certificates (other than the Class A-17 Certificates) and Financial Security, pro rata, based upon their respective Class A Subclass Interest Accrual Amounts and the Premium Payment, in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts and the Premium Payment with respect to such Distribution Date; provided that prior to the Cross-Over Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-7 Certificates with respect to the Class A-7 Accrual Component will instead be distributed in reduction of the Class A Subclass Principal Balances and Component Principal Balances of the Group I Certificates and Components in accordance with Section 4.01(b);

                  second, to the Subclasses of Class A Certificates (other than the Class A-17 Certificates) and Financial Security, pro rata, based upon their respective Class A Subclass Unpaid Interest Shortfalls and Premium Unpaid Shortfall in an aggregate amount up to the sum of the previously unpaid Class A Subclass Unpaid Interest Shortfalls and Premium Unpaid Shortfall; provided that prior to the Cross-Over Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-7 Certificates with respect to the Class A-7 Accrual Component will instead be distributed in reduction of the Class A Subclass Principal Balances and Component Principal Balances of the Group I Certificates and Components in accordance with Section 4.01(b);

                  third, concurrently to the Class A Certificates (other than the Class A-7 Certificates with respect to the Class A-7 PO Component) and the Class A-7 Certificates with respect to the Class A-7 PO Component pro rata based on their respective Class A Non-PO Optimal Principal Amount and Class A-7 PO Component Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-7 Certificates with respect to the Class A-7 PO Component), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable and (B) to the Class A-7 Certificates with respect to the Class A-7 PO Component up to the Class A-7 PO Component Optimal Principal Amount;

                  fourth, to the Class A-7 Certificates with respect to the Class A-7 PO Component in an amount up to the Class A-7 PO Component Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

                  fifth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

                  sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

                  seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above;

                  eighth, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

                  ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above;

                  eleventh, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

                  twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above;

                  fourteenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

                  fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above;

                  seventeenth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

                  eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

                  nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above; and

                  twentieth, to the Class B-6 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

                  twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

                  twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-7 PO Component Deferred Amount as provided in Paragraph fourth above; and

                  twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

                  Notwithstanding the foregoing, after the Principal Balance of any Subclass (other than the Class A-7, Class A-R or Class A-LR Certificates) has been reduced to zero or, in the case of the Class A-7 Certificates, after the later to occur of the Principal Balance, the Class A-7 IO A Component Notional Amount or the Class A-7 IO B Component Notional Amount is reduced to zero, such Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

                  In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

                  With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-7 Certificates with respect to the Class A-7 PO Component) and any Class B Subclass with a lower numerical designation. Any amount allocated to the Class A-6 Certificates will be allocated pro rata between the Class A-6 A Scheduled Component and Class A-6 B Scheduled Component. Any amount allocated to the Class A-7 Certificates will be allocated to the Class A-7 Accrual Component. Any amount allocated to the Class A-8 Certificates will be allocated pro rata between the Class A-8 A Component and Class A-8 B Component. Any amount allocated to the Class A-9 Certificates will be allocated pro rata between the Class A-9 A Component and Class A-9 B Component. Any amount allocated to the Class A-10 Certificates will be allocated pro rata between the Class A-10 A Component and Class A-10 B Component. Any amount allocated to the Class A-16 or Class A-19 Certificates will be distributed to holders thereof as a reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates, as applicable, in accordance with the provisions of Section 4.07.

                  (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L17 Interest and Class AP-L Interest) shall receive distributions in respect of interest in an amount equal to the (i) Class A Subclass Interest Accrual Amount and Class A Subclass Unpaid Interest Shortfall, (ii) Component Interest Accrual Amount and Component Unpaid Interest Shortfall or (iii) Class B Subclass Interest Accrual Amount and Class B Subclass Unpaid Interest Shortfall, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Component in each case to the extent actually distributed thereon. The Class A-L1 Interest shall receive distributions in respect of interest in an amount equal to the sum of
(i) the amount of interest distributed on the Class A-1 Certificates and (ii) an amount equal to the product of the Class A-L1 Interest Fraction and the amount of interest distributed on the Class A-7 IO A Component. The Class A-L2 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-2 Certificates and (ii) an amount equal to the product of the Class A-L2 Interest Fraction and the amount of interest distributed on the Class A-7 IO A Component. The Class A-L3 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-3 Certificates and (ii) an amount equal to the product of the Class A-L3 Interest Fraction and the amount of interest distributed on the Class A-7 IO A Component. The Class A-L4 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-4 Certificates and (ii) an amount equal to the product of the Class A-L4 Interest Fraction and the amount of interest distributed on the Class A-7 IO A Component. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

                  As of any date, the principal balance of each Uncertificated Lower-Tier Interest (other than the Class A-L7B Interest) equals the Class A Subclass Principal Balance, Component Principal Balance or Class B Subclass Principal Balance, as the case may be, of the respective Corresponding
Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest (other than the Class A-L7B Interest) equals the Original Class A Subclass Principal Balance, Original Component Principal Balance or Original Class B Principal Balance, as the case may be, of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

                  The pass-through rate with respect to each Uncertificated Lower-Tier Interest (other than the Class A-L7B Interest, Class A-L17 Interest and Class AP-L Interest) will be 7.500% per annum. The pass-through rate with respect to the Class A-L7B Interest will be the rate determined pursuant to clause (i)(a) of the definition of Class A-7 IO B Component Interest Accrual Amount. Prior to the Cross-Over Date, interest will accrue in respect of the Class A-L7A Interest and will be added to the principal balance thereof to the same extent that interest accrues and is added to the Component Principal Balance in respect of the Class A-7 Accrual Component. The Class A-L17 Interest and the Class AP-L Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

                  (b) On each Distribution Date prior to the Cross-Over Date, the Group I Principal Distribution Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances and Component Principal Balances of the Group I Certificates and Components as follows:

                  first, (A) if the Pool Scheduled Principal Balance for such Distribution Date is less than the 400% SPA Targeted Balance for such Distribution Date, the Group I Principal Distribution Amount will be allocated sequentially as follows:

                  (i) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (ii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (iii) to the Class A-6 B Scheduled Component, up to its Scheduled Amount for such Distribution Date determined in accordance with Schedule I;

                  (iv) to the Class A-7 Accrual  Component,  up to its Scheduled
                         Amount for such Distribution Date;

                  (v) sequentially (a) concurrently, to the Class A-8 A Component, the Class A-9 A Component and the Class A-10 A Component, pro rata, (b) concurrently, to the Class A-8 B Component, the Class A-9 B Component and the Class A-10 B Component, pro rata, and (c) to the Class A-6 B Scheduled Component, without regard, in the case of the Class A-6 B Scheduled Component, to its applicable Scheduled Amount for such Distribution Date, until the Component Principal Balance of each such Component has been reduced to zero;

                  (vi) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of such Subclass and the Component Principal Balance of such Component have been reduced to zero;

                  (vii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

                  (viii) to the Class A-7 Accrual  Component,  without regard to its Scheduled Amount, until its Component Principal Balance has been reduced to zero.

                  (B) if the Pool Scheduled Principal Balance for such Distribution Date is greater than or equal to the 400% SPA Targeted Balance but less than the 175% SPA Targeted Balance for such Distribution Date, the Group I Principal Distribution Amount will be allocated sequentially as follows:

                  (i) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (ii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (iii) to the Class A-6 B Scheduled Component, up to its Scheduled Amount for such Distribution Date determined in accordance with Schedule I;

                  (iv) to the Class A-7 Accrual  Component,  up to its Scheduled
                         Amount for such Distribution Date;

                  (v) sequentially (a) concurrently, to the Class A-8 A Component, the Class A-9 A Component and the Class A-10 A Component, pro rata, and (b) to the Class A-6 B Scheduled Component, without regard, in the case of the Class A-6 B Scheduled Component, to its applicable Scheduled Amount for such Distribution Date, until the Component Principal Balance of each such Component has been reduced to zero;

                  (vi) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of such Subclass and the Component Principal Balance of such Component have been reduced to zero;

                  (vii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  (viii) concurrently,  to the Class A-8 B Component,  the Class
                         A-9 B Component and the Class A-10 B Component, pro rata, until their Component Principal Balances have been reduced to zero; and

                  (ix) to the Class A-7 Accrual Component, without regard to its Scheduled Amount, until its Component Principal Balance has been reduced to zero.

                  (C) if the Pool Scheduled Principal Balance for such Distribution Date is greater than or equal to the 175% SPA Targeted Balance for such Distribution Date, the Group I Principal Distribution Amount will be allocated as follows:

                  (a) first, the Group I Principal Distribution Amount (other than the Class A-7 Accrual Component Distribution Amount) will be allocated sequentially as follows:

                  (i) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (ii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (iii) to the Class A-6 B Scheduled Component, up to its Scheduled Amount for such Distribution Date determined in accordance with Schedule I;

                  (iv) to the Class A-7 Accrual Component, without regard to its Scheduled Amount for such Distribution Date, until its Component Principal Balance has been reduced to zero;

                  (v) sequentially (a) concurrently, to the Class A-8 A Component, the Class A-9 A Component and the Class A-10 A Component, pro rata, (b) concurrently, to the Class A-8 B Component, the Class A-9 B component and the Class A-10 B Component, pro rata, and (c) to the Class A-6 B Scheduled Component, without regard, in the case of the Class A-6 B Scheduled Component, to its applicable Scheduled Amount for such Distribution Date, until the Component Principal Balance of each such Component has been reduced to zero;

                  (vi) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of such Subclass and the Component Principal Balance of such Component have been reduced to zero; and

                  (vii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  (b) second, the Class A-7 Accrual Component Distribution Amount will be allocated sequentially as follows:

                  (i) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (ii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, up to their respective Scheduled Amounts with respect to such Distribution Date;

                  (iii) to the Class A-6 B Scheduled Component, up to its Scheduled Amount for such Distribution Date determined in accordance with Schedule II;

                  (iv) to the Class A-7 Accrual Component, without regard to its Scheduled Amount for such Distribution Date, until its Component Principal Balance has been reduced to zero;

                  (v) sequentially (a) concurrently, to the Class A-8 A Component, the Class A-9 A Component and the Class A-10 A Component, pro rata, (b) concurrently, to the Class A-8 B Component, the Class A-9 B Component and the Class A-10 B Component, pro rata, and (c) to the Class A-6 B Scheduled Component, without regard, in the case of the Class A-6 B Scheduled Component, to its applicable Scheduled Amount for such Distribution Date, until the Component Principal Balance of each such Component has been reduced to zero;

                  (vi) concurrently, to the Class A-1 Certificates and the Class A-6 A Scheduled Component, pro rata, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of such Subclass and the Component Principal Balance of such Component have been reduced to zero; and

                  (vii) sequentially to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, without regard to their respective Scheduled Amounts for such Distribution Date, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero.

                  second, to the Class A-11 Certificates, until the Class A Subclass Principal Balance has been reduced to zero; and

                  third,   concurrently,   to  the  Class  A-R  and  Class  A-LR
Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero.

                  On each Distribution Date prior to the Cross-Over Date, the Group II Principal Distribution Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balance of the Group II Certificates as follows:

                  first, to the Class A-18 Certificates, up to the Class A-18 Priority Amount;

                  second, on each Distribution Date on and after the Distribution Date in August 1999, concurrently, to the Class A-16, Class A-17 and Class A-19 Certificates, pro rata, an amount up to $30,000 until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  third, sequentially, to the Class A-12, Class A-13, Class A-14 and Class A-15 Certificates, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  fourth, concurrently, to the Class A-16, Class A-17 and Class A-19 Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

                  fifth, to the Class A-18 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero.

                  As used above, the "Scheduled Amount" for any Distribution Date and for any Subclass of Scheduled Certificates, the Class A-6 Components or the Class A-7 Accrual Component means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass or the Component Principal Balance of such Component to the percentage of its initial Class A Subclass Principal Balance or initial Component Principal Balance shown in the tables below for such Distribution Date.

                  As used above, the "400% SPA Targeted Balance" for any Distribution Date means the amount equal to the percentage for such Distribution Date shown in the following tables of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans.

                  As used above, the "175% SPA Targeted Balance" for any Distribution Date means the amount equal to the percentage for such Distribution Date shown in the following tables of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans.

                  Notwithstanding the foregoing, on each Distribution Date occurring on or after the Cross-Over Date, the Class A Principal Distribution Amount will be distributed among the Subclasses of Class A Certificates pro rata in accordance with their respective outstanding Class A Subclass Principal Balances without regard to either the proportions or the priorities set forth above.

                  The following table sets forth for each Distribution Date the 400% SPA Targeted Balance and 175% SPA Targeted Balance, each expressed as a percentage of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans.


 Distribution                400 SPA               175 SPA         Distribution           400 SPA              175 SPA
     Date                Targeted Balance     Targeted Balance         Date          Targeted Balance     Targeted Balance
- ---------------          ----------------     ----------------    ---------------    ----------------     ----------------

August 1996                99.67030498%          99.81815306%     May 2000                 44.92509516%         70.48039537%
September 1996             99.27347186           99.60688208      June 2000                43.86647363          69.76362237
October 1996               98.80971770           99.36626279      July 2000                42.83247792          69.05362284
November 1996              98.27939722           99.09639731      August 2000              41.82254011          68.35033397
December 1996              97.68300344           98.79741413      September 2000           40.83610531          67.65369354
January 1997               97.02116786           98.46946808      October 2000             39.87263134          66.96363989
February 1997              96.29466022           98.11274029      November 2000            38.93158847          66.28011195
March 1997                 95.50438773           97.72743804      December 2000            38.01245909          65.60304919
April 1997                 94.65139390           97.31379460      January 2001             37.11473748          64.93239165
May 1997                   93.73687906           96.87207837      February 2001            36.23792953          64.26807993
June 1997                  92.76215237           96.40257381      March 2001               35.38155244          63.61005518
July 1997                  91.72865278           95.90559069      April 2001               34.54513450          62.95825906
August 1997                90.63795805           95.38146899      May 2001                 33.72821483          62.31263380
September 1997             89.49175623           94.83056805      June 2001                32.93034311          61.67312216
October 1997               88.29189048           94.25328711      July 2001                32.15107935          61.03966743
November 1997              87.04028030           93.65003320      August 2001              31.38999369          60.41221339
December 1997              85.73898991           93.02125217      September 2001           30.64666610          59.79070439
January 1998               84.39021822           92.36742676      October 2001             29.92068621          59.17508525
February 1998              82.99636364           91.68910804      November 2001            29.21165308          58.56530132
March 1998                 81.55985279           90.98684331      December 2001            28.51917496          57.96129846
April 1998                 80.08349823           90.26133746      January 2002             27.84286909          57.36302301
May 1998                   78.56995270           89.51321585      February 2002            27.18236153          56.77042182
June 1998                  77.02245946           88.74336125      March 2002               26.53728690          56.18344222
July 1998                  75.44395921           87.95252205      April 2002               25.90728822          55.60203204
August 1998                73.83828480           87.14185100      May 2002                 25.29201672          55.02613957
September 1998             72.20949946           86.31262235      June 2002                24.69113164          54.45571360
October 1998               70.56491585           85.46761527      July 2002                24.10430003          53.89070337
November 1998              68.92406917           84.61527157      August 2002              23.53119663          53.33105861
December 1998              67.30940065           83.76565139      September 2002           22.97150363          52.77672951
January 1999               65.73104193           82.92353245      October 2002             22.42491052          52.22766670
February 1999              64.18927997           82.08934867      November 2002            21.89111394          51.68382128
March 1999                 62.68327263           81.26302653      December 2002            21.36981751          51.14514481
April 1999                 61.21219708           80.44449319      January 2003             20.86073165          50.61158928
May 1999                   59.77524931           79.63367649      February 2003            20.36357344          50.08310713
June 1999                  58.37164370           78.83050492      March 2003               19.87806649          49.55965124
July 1999                  57.00061265           78.03490765      April 2003               19.40394075          49.04117493
August 1999                55.66140613           77.24681449      May 2003                 18.94093237          48.52763194
September 1999             54.35329128           76.46615589      June 2003                18.48878359          48.01897643
October 1999               53.07555201           75.69286295      July 2003                18.04724258          47.51516301
November 1999              51.82748866           74.92686741      August 2003              17.61606330          47.01614669
December 1999              50.60841758           74.16810164      September 2003           17.19500537          46.52188290
January 2000               49.41767079           73.41649863      October 2003             16.78383395          46.03232746
February 2000              48.25459560           72.67199197      November 2003            16.38231960          45.54743665
March 2000                 47.11855429           71.93451589      December 2003            15.99023817          45.06716709
April 2000                 46.00892376           71.20400521      January 2004             15.60737067          44.59147585


                                Targeted Balances
     as a Percentage of Cut-Off Date Aggregate Principal Balance (Continued)

 Distribution               400 SPA               175 SPA         Distribution           400 SPA              175 SPA
     Date                Targeted Balance     Targeted Balance         Date          Targeted Balance     Targeted Balance
- ---------------          ----------------     ----------------    ---------------    ----------------     ----------------
February 2004              15.23350314%          44.12032037%     November 2007             5.04861455%         26.99345467%
March 2004                 14.86842657           43.65365849      December 2007             4.92451643          26.69108691
April 2004                 14.51193675           43.19144845      January 2008              4.80338423          26.39164135
May 2004                   14.16383418           42.73364885      February 2008             4.68514833          26.09509073
June 2004                  13.82392396           42.28021869      March 2008                4.56974071          25.80140804
July 2004                  13.49201568           41.83111735      April 2008                4.45709491          25.51056652
August 2004                13.16792330           41.38630458      May 2008                  4.34714605          25.22253965
September 2004             12.85146511           40.94574050      June 2008                 4.23983073          24.93730118
October 2004               12.54246355           40.50938559      July 2008                 4.13508702          24.65482506
November 2004              12.24074517           40.07720072      August 2008               4.03285446          24.37508552
December 2004              11.94614052           39.64914710      September 2008            3.93307395          24.09805702
January 2005               11.65848405           39.22518630      October 2008              3.83568779          23.82371424
February 2005              11.37761405           38.80528025      November 2008             3.74063963          23.55203210
March 2005                 11.10337252           38.38939123      December 2008             3.64787441          23.28298576
April 2005                 10.83560511           37.97748187      January 2009              3.55733836          23.01655061
May 2005                   10.57416105           37.56951515      February 2009             3.46897894          22.75270226
June 2005                  10.31889301           37.16545437      March 2009                3.38274488          22.49141655
July 2005                  10.06965710           36.76526318      April 2009                3.29858604          22.23266953
August 2005                 9.82631273           36.36890559      May 2009                  3.21645350          21.97643749
September 2005              9.58872257           35.97634591      June 2009                 3.13629946          21.72269693
October 2005                9.35675246           35.58754880      July 2009                 3.05807722          21.47142457
November 2005               9.13027133           35.20247922      August 2009               2.98174118          21.22259735
December 2005               8.90915114           34.82110248      September 2009            2.90724680          20.97619240
January 2006                8.69326680           34.44338420      October 2009              2.83455058          20.73218710
February 2006               8.48249615           34.06929032      November 2009             2.76361004          20.49055900
March 2006                  8.27671980           33.69878710      December 2009             2.69438366          20.25128589
April 2006                  8.07582115           33.33184109      January 2010              2.62683092          20.01434574
May 2006                    7.87968629           32.96841917      February 2010             2.56091224          19.77971674
June 2006                   7.68820395           32.60848853      March 2010                2.49658895          19.54737727
July 2006                   7.50126543           32.25201663      April 2010                2.43382329          19.31730592
August 2006                 7.31876453           31.89897127      May 2010                  2.37257838          19.08948147
September 2006              7.14059752           31.54932052      June 2010                 2.31281820          18.86388290
October 2006                6.96666307           31.20303277      July 2010                 2.25450756          18.64048939
November 2006               6.79686220           30.86007667      August 2010               2.19761213          18.41928031
December 2006               6.63109821           30.52042119      September 2010            2.14209832          18.20023520
January 2007                6.46927665           30.18403556      October 2010              2.08793339          17.98333382
February 2007               6.31130523           29.85088932      November 2010             2.03508531          17.76855611
March 2007                  6.15709383           29.52095227      December 2010             1.98352284          17.55588217
April 2007                  6.00655441           29.19419450      January 2011              1.93321544          17.34529232
May 2007                    5.85960095           28.87058637      February 2011             1.88413330          17.13676704
June 2007                   5.71614945           28.55009852      March 2011                1.83624731          16.93028699
July 2007                   5.57611783           28.23270187      April 2011                1.78952903          16.72583302
August 2007                 5.43942594           27.91836758      May 2011                  1.74395068          16.52338616
September 2007              5.30599546           27.60706710      June 2011                 1.69948516          16.32292759
October 2007                5.17574990           27.29877214      July 2011                 1.65610597          16.12443870


                                Targeted Balances
     as a Percentage of Cut-Off Date Aggregate Principal Balance (Continued)

 Distribution                400 SPA               175 SPA         Distribution           400 SPA              175 SPA
     Date                Targeted Balance     Targeted Balance         Date          Targeted Balance     Targeted Balance
- ---------------         ----------------     ----------------    ---------------    ----------------     ----------------
August 2011                 1.61378725%          15.92790102%     May 2015                  0.48494645%          8.83463956%
September 2011              1.57250374           15.73329627      June 2015                 0.47166920           8.71057659
October 2011                1.53223077           15.54060634      July 2015                 0.45873063           8.58779276
November 2011               1.49294425           15.34981327      August 2015               0.44612115           8.46624855
December 2011               1.45462067           15.16089928      September 2015            0.43383274           8.34593227
January 2012                1.41723703           14.97384675      October 2015              0.42185756           8.22683232
February 2012               1.38077092           14.78863823      November 2015             0.41018795           8.10893722
March 2012                  1.34520042           14.60525642      December 2015             0.39881645           7.99223560
April 2012                  1.31050414           14.42368420      January 2016              0.38773576           7.87671619
May 2012                    1.27666119           14.24390458      February 2016             0.37693877           7.76236783
June 2012                   1.24365116           14.06590075      March 2016                0.36641853           7.64917945
July 2012                   1.21145413           13.88965605      April 2016                0.35616826           7.53714009
August 2012                 1.18005065           13.71515396      May 2016                  0.34618981           7.42642151
September 2012              1.14942172           13.54237813      June 2016                 0.33648042           7.31709801
October 2012                1.11954880           13.37131236      July 2016                 0.32703129           7.20911245
November 2012               1.09041375           13.20194060      August 2016               0.31782539           7.10222504
December 2012               1.06199891           13.03424693      September 2016            0.30885675           6.99642542
January 2013                1.03428699           12.86821560      October 2016              0.30011953           6.89170328
February 2013               1.00726113           12.70383100      November 2016             0.29160804           6.78804845
March 2013                  0.98090485           12.54107766      December 2016             0.28331673           6.68545083
April 2013                  0.95520209           12.37994025      January 2017              0.27524016           6.58390042
May 2013                    0.93013713           12.22040359      February 2017             0.26737305           6.48338731
June 2013                   0.90569464           12.06245264      March 2017                0.25971023           6.38390168
July 2013                   0.88185966           11.90607250      April 2017                0.25224666           6.28543380
August 2013                 0.85861756           11.75124840      May 2017                  0.24497740           6.18797406
September 2013              0.83595408           11.59796572      June 2017                 0.23789766           6.09151288
October 2013                0.81385526           11.44620995      July 2017                 0.23100275           5.99604083
November 2013               0.79230752           11.29596675      August 2017               0.22428809           5.90154853
December 2013               0.77129755           11.14722188      September 2017            0.21774922           5.80802670
January 2014                0.75081238           10.99996125      October 2017              0.21138177           5.71546614
February 2014               0.73083936           10.85417090      November 2017             0.20518148           5.62385774
March 2014                  0.71136611           10.70983700      December 2017             0.19914422           5.53319248
April 2014                  0.69238056           10.56694583      January 2018              0.19326591           5.44346140
May 2014                    0.67387091           10.42548382      February 2018             0.18754262           5.35465566
June 2014                   0.65582567           10.28543751      March 2018                0.18197047           5.26676648
July 2014                   0.63823358           10.14679359      April 2018                0.17654570           5.17978516
August 2014                 0.62108368           10.00953883      May 2018                  0.17126464           5.09370307
September 2014              0.60436525            9.87366017      June 2018                 0.16612370           5.00851170
October 2014                0.58806784            9.73914463      July 2018                 0.16111937           4.92420258
November 2014               0.57218123            9.60597937      August 2018               0.15624825           4.84076734
December 2014               0.55669546            9.47415168      September 2018            0.15150699           4.75819767
January 2015                0.54160079            9.34364894      October 2018              0.14689234           4.67648536
February 2015               0.52688772            9.21445868      November 2018             0.14240113           4.59562225
March 2015                  0.51254698            9.08656852      December 2018             0.13803025           4.51560028
April 2015                  0.49856950            8.95996619      January 2019              0.13377730           4.43643504


                                Targeted Balances
     as a Percentage of Cut-Off Date Aggregate Principal Balance (Continued)

 Distribution                400 SPA               175 SPA         Distribution           400 SPA              175 SPA
     Date               Targeted Balance     Targeted Balance         Date          Targeted Balance     Targeted Balance
- ---------------         ----------------     ----------------    ---------------    ----------------     ----------------
February 2019               0.12963868%           4.35809476%     December 2022             0.02439513%          1.53398718%
March 2019                  0.12561253            4.28061202      January 2023              0.02332708           1.48691570
April 2019                  0.12169732            4.20403402      February 2023             0.02229147           1.44036161
May 2019                    0.11788997            4.12834283      March 2023                0.02128744           1.39431994
June 2019                   0.11418567            4.05344305      April 2023                0.02031413           1.34878575
July 2019                   0.11058181            3.97932715      May 2023                  0.01937073           1.30375414
August 2019                 0.10707585            3.90598765      June 2023                 0.01845643           1.25922027
September 2019              0.10366573            3.83343548      July 2023                 0.01757045           1.21517935
October 2019                0.10034910            3.76166733      August 2023               0.01671203           1.17162661
November 2019               0.09712309            3.69065313      September 2023            0.01588041           1.12855736
December 2019               0.09398610            3.62041894      October 2023              0.01507502           1.08597866
January 2020                0.09093516            3.55092402      November 2023             0.01429501           1.04387401
February 2020               0.08796808            3.48216130      December 2023             0.01353968           1.00223883
March 2020                  0.08508271            3.41412380      January 2024              0.01280837           0.96106859
April 2020                  0.08227697            3.34680461      February 2024             0.01210041           0.92035878
May 2020                    0.07954884            3.28019688      March 2024                0.01141518           0.88010497
June 2020                   0.07689633            3.21429382      April 2024                0.01075205           0.84030273
July 2020                   0.07431751            3.14908870      May 2024                  0.01011041           0.80094771
August 2020                 0.07181048            3.08457486      June 2024                 0.00948967           0.76203558
September 2020              0.06937342            3.02074569      July 2024                 0.00888927           0.72356204
October 2020                0.06700452            2.95759467      August 2024               0.00830864           0.68552286
November 2020               0.06470204            2.89511530      September 2024            0.00774722           0.64791382
December 2020               0.06246426            2.83330117      October 2024              0.00720450           0.61073075
January 2021                0.06028952            2.77214592      November 2024             0.00668005           0.57398030
February 2021               0.05817619            2.71164326      December 2024             0.00617326           0.53764749
March 2021                  0.05612270            2.65178693      January 2025              0.00568364           0.50172827
April 2021                  0.05412748            2.59257077      February 2025             0.00521077           0.46622457
May 2021                    0.05218904            2.53398863      March 2025                0.00475412           0.43112641
June 2021                   0.05030629            2.47605323      April 2025                0.00431364           0.39647008
July 2021                   0.04847740            2.41873954      May 2025                  0.00388847           0.36221097
August 2021                 0.04670095            2.36204162      June 2025                 0.00347847           0.32837615
September 2021              0.04497560            2.30595356      July 2025                 0.00308316           0.29495709
October 2021                0.04330000            2.25046953      August 2025               0.00270292           0.26203377
November 2021               0.04167287            2.19558373      September 2025            0.00233683           0.22955085
December 2021               0.04009293            2.14129042      October 2025              0.00198595           0.19766518
January 2022                0.03855896            2.08758393      November 2025             0.00164876           0.16625509
February 2022               0.03706974            2.03445863      December 2025             0.00132728           0.13557972
March 2022                  0.03562411            1.98190894      January 2026              0.00101948           0.10546417
April 2022                  0.03422091            1.92992933      February 2026             0.00072908           0.07635744
May 2022                    0.03285904            1.87851434      March 2026                0.00045643           0.04834922
June 2022                   0.03153741            1.82765853      April 2026                0.00021534           0.02301914
July 2022                   0.03025494            1.77735654      May 2026                  0.00005938           0.00638770
August 2022                 0.02901062            1.72760305      June 2026                 0.00000522           0.00056316
September 2022              0.02780342            1.67839278      July 2026
October 2022                0.02663237            1.62972052         and thereafter         0.00000000           0.00000000
November 2022               0.02549651            1.58158108

                  The following tables set forth for each Distribution Date the scheduled Class A Subclass Principal Balance for each Subclass of the Scheduled Certificates and the scheduled Component Principal Balance of each Class A-6 Component and the Class A-7 Accrual Component, each expressed as a percentage of the initial Class A Subclass Principal Balance or Component Principal Balance, as the case may be.

                             Class A-1 Certificates

                           Percentage of                           Percentage of                            Percentage of
                              Initial                                 Initial                                  Initial
 Distribution                Component         Distribution          Component           Distribution         Component
     Date                Principal Balance         Date          Principal Balance           Date         Principal Balance
- ---------------          -----------------    ---------------    -----------------      ---------------   -----------------

August 1996                 98.31948381%      May 1997                73.34637876%      February 1998           31.25659754%
September 1996              96.41825391       June 1997               69.49488404       March 1998              25.58087457
October 1996                94.29680761       July 1997               65.43281547       April 1998              19.71580871
November 1996               91.95575638       August 1997             61.16183223       May 1998                13.66463379
December 1996               89.39582560       September 1997          56.68366261       June 1998                7.43249096
January 1997                86.61785438       October 1997            52.00025733       July 1998                1.02348481
February 1997               83.62279536       November 1997           47.11355659       August 1998
March 1997                  80.41171411       December 1997           42.02572206          and thereafter        0.00000000
April 1997                  76.98578889       January 1998            36.73912682

                             Class A-2 Certificates

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution           Component
     Date                Principal Balance         Date          Principal Balance          Date           Principal Balance
- --------------           -----------------    ---------------    -----------------      --------------     -----------------
Up to and including                           November 1998           64.50054833%      April 1999              17.63961406%
July 1998                  100.00000000%      December 1998           55.03752710       May 1999                 8.40770522
August 1998                 92.45626271       January 1999            45.61702889       June 1999
September 1998              83.30309613       February 1999           36.24403737          and thereafter        0.00000000
October 1998                73.95657025       March 1999              26.91831214

                             Class A-3 Certificates

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component           Distribution          Component
     Date                Principal Balance         Date          Principal Balance           Date          Principal Balance
- ---------------          -----------------    ---------------    -----------------      ---------------    -----------------
Up to and including                           October 1999            68.72948384%      April 2000              23.95318867%
May 1999                   100.00000000%      November 1999           61.17214077       May 2000                16.62161901
June 1999                   99.34380184       December 1999           53.65290396       June 2000                9.32701699
July 1999                   91.63208961       January 2000            46.17158115       July 2000                2.06919641
August 1999                 83.95926336       February 2000           38.72798102       August 2000
September 1999              76.32512657       March 2000              31.32191328          and thereafter        0.00000000


                             Class A-4 Certificates

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component           Distribution          Component
     Date                Principal Balance         Date           Principal Balance         Date            Principal Balance
- ----------------         -----------------    ---------------     -----------------     --------------      -----------------
Up to and including                           November 2000           63.13050939%      April 2001              14.57507316%
July 2000                  100.00000000%      December 2000           53.32098704       May 2001                 5.01040558
August 2000                 92.85837574       January 2001            43.56093017       June 2001
September 2000              82.89895176       February 2001           33.85009023          and thereafter        0.00000000
October 2000                72.98974719       March 2001              24.18821988

                             Class A-5 Certificates

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component           Distribution          Component
     Date                Principal Balance         Date           Principal Balance         Date            Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
Up to and including                           February 2002           66.31240106%      December 2002           28.64085271%
May 2001                   100.00000000%      March 2002              62.44552870       January 2003            24.99047186
June 2001                   98.04523320       April 2002              58.59825057       February 2003           21.35854708
July 2001                   93.93771426       May 2002                54.77046601       March 2003              17.74498280
August 2001                 89.93081866       June 2002               50.96207485       April 2003              14.14968397
September 2001              85.94423700       July 2002               47.17297750       May 2003                10.57255602
October 2001                81.97786479       August 2002             43.42886539       June 2003                7.01350490
November 2001               78.03159818       September 2002          39.70369470       July 2003                3.47243702
December 2001               74.10533380       October 2002            35.99736731       August 2003
January 2002                70.19896886       November 2002           32.30978568          and thereafter        0.00000000

                         Class A-6 A Scheduled Component

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution          Component
     Date                Principal Balance        Date            Principal Balance         Date            Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
August 1996                 98.31948400%      May 1997                73.34637889%      February 1998           31.25659742%
September 1996              96.41825384       June 1997               69.49488409       March 1998              25.58087453
October 1996                94.29680764       July 1997               65.43281554       April 1998              19.71580889
November 1996               91.95575654       August 1997             61.16183216       May 1998                13.66463398
December 1996               89.39582551       September 1997          56.68366265       June 1998                7.43249107
January 1997                86.61785459       October 1997            52.00025717       July 1998                1.02348484
February 1997               83.62279518       November 1997           47.11355671       August 1998
March 1997                  80.41171417       December 1997           42.02572206          and thereafter        0.00000000
April 1997                  76.98578895       January 1998            36.73912671



                         Class A-6 B Scheduled Component
                                   Schedule I

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution           Component
     Date                Principal Balance         Date           Principal Balance         Date            Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
August 1996                 99.72286754%      January 1999            64.09021474%      June 2001               22.09330885%
September 1996              99.37438380       February 1999           62.31076210       July 2001               20.97098342
October 1996                98.95475345       March 1999              60.55688198       August 2001             19.90814293
November 1996               98.46426420       April 1999              58.82835125       September 2001          18.86467069
December 1996               97.90328641       May 1999                57.12494841       October 2001            17.84039110
January 1997                97.27227336       June 1999               55.44645372       November 2001           16.83512992
February 1997               96.57176071       July 1999               53.79264927       December 2001           15.84871439
March 1997                  95.80236635       August 1999             52.16331877       January 2002            14.88097311
April 1997                  94.96478982       September 1999          50.55824766       February 2002           13.93173600
May 1997                    94.05983503       October 1999            48.97722315       March 2002              13.00083439
June 1997                   93.08836211       November 1999           47.42003414       April 2002              12.08810101
July 1997                   92.05131079       December 1999           45.88647109       May 2002                11.19336988
August 1997                 90.94971237       January 2000            44.37632622       June 2002               10.31647636
September 1997              89.78466204       February 2000           42.88939344       July 2002                9.45725714
October 1997                88.55736957       March 2000              41.42546816       August 2002              8.62806976
November 1997               87.26908019       April 2000              39.98434756       September 2002           7.81610121
December 1997               85.92115102       May 2000                38.56583035       October 2002             7.02119258
January 1998                84.51504580       June 2000               37.16971689       November 2002            6.24318639
February 1998               83.05241200       July 2000               35.79580909       December 2002            5.48192636
March 1998                  81.53490066       August 2000             34.44391049       January 2003             4.73725742
April 1998                  79.96455619       September 2000          33.11382614       February 2003            4.00902590
May 1998                    78.34324619       October 2000            31.80536271       March 2003               3.29707924
June 1998                   76.67348350       November 2000           30.51832836       April 2003               2.60126618
July 1998                   74.95745895       December 2000           29.25253280       May 2003                 1.92143671
August 1998                 73.19835989       January 2001            28.00778728       June 2003                1.25744198
September 1998              71.39966117       February 2001           26.78390454       July 2003                0.60913444
October 1998                69.56846946       March 2001              25.58069888       August 2003
November 1998               67.72548017       April 2001              24.39798596          and thereafter        0.00000000
December 1998               65.89546506       May 2001                23.23558308

                         Class A-6 B Scheduled Component
                                   Schedule II

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution           Component
     Date                Principal Balance         Date           Principal Balance          Date           Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
Up to and including                           January 2004            67.18484724%      August 2004             22.69833586%
July 2003                  100.00000000%      February 2004           60.72053660       September 2004          16.54617100
August 2003                 99.99775289       March 2004              54.28858217       October 2004            10.42428482
September 2003              93.36908122       April 2004              47.88881393       November 2004            4.33251721
October 2003                86.77362877       May 2004                41.52106286       December 2004
November 2003               80.21122113       June 2004               35.18516081          and thereafter        0.00000000
December 2003               73.68168484       July 2004               28.88094043



                           Class A-7 Accrual Component

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution           Component
     Date                Principal Balance        Date            Principal Balance         Date            Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
August 1996                 99.90762027%      June 2000               80.14891680%      April 2004              60.58803370%
September 1996              99.79149610       July 2000               79.75388201       May 2004                59.37629335
October 1996                99.65170066       August 2000             79.36747169       June 2004               58.17652654
November 1996               99.48834372       September 2000          78.98957644       July 2004               56.98862005
December 1996               99.30157171       October 2000            78.62008801       August 2004             55.83757330
January 1997                99.09156764       November 2000           78.25889937       September 2004          54.69776751
February 1997               98.85855105       December 2000           77.90590467       October 2004            53.56909643
March 1997                  98.60277779       January 2001            77.56099918       November 2004           52.45145479
April 1997                  98.32453984       February 2001           77.22407937       December 2004           51.34473832
May 1997                    98.02417282       March 2001              76.89504281       January 2005            50.24884372
June 1997                   97.70203952       April 2001              76.57378819       February 2005           49.16366866
July 1997                   97.35853769       May 2001                76.26021535       March 2005              48.08911175
August 1997                 96.99410385       June 2001               75.95422520       April 2005              47.02507257
September 1997              96.60920382       July 2001               75.65571976       May 2005                45.97145163
October 1997                96.20434922       August 2001             75.37808581       June 2005               44.92815035
November 1997               95.78007089       September 2001          75.10765098       July 2005               43.89507111
December 1997               95.33694397       October 2001            74.84432064       August 2005             42.89468196
January 1998                94.87558564       November 2001           74.58800118       September 2005          41.90387673
February 1998               94.39668001       December 2001           74.33860005       October 2005            40.92256623
March 1998                  93.90091784       January 2002            74.09602571       November 2005           39.95066210
April 1998                  93.38912455       February 2002           73.86018764       December 2005           38.98807679
May 1998                    92.86207097       March 2002              73.63099631       January 2006            38.03472353
June 1998                   92.32074365       April 2002              73.40836320       February 2006           37.09051640
July 1998                   91.76602464       May 2002                73.19220077       March 2006              36.15537024
August 1998                 91.19912450       June 2002               72.98242244       April 2006              35.22920067
September 1998              90.62134560       July 2002               72.77894259       May 2006                34.31192412
October 1998                90.03517469       August 2002             72.58586460       June 2006               33.40345778
November 1998               89.44752369       September 2002          72.39886011       July 2006               32.50371958
December 1998               88.86656475       October 2002            72.21784670       August 2006             31.61262825
January 1999                88.29613770       November 2002           72.04274288       September 2006          30.73010323
February 1999               87.73652405       December 2002           71.87346805       October 2006            29.85606473
March 1999                  87.18759058       January 2003            71.70994255       November 2006           28.99043370
April 1999                  86.64920555       February 2003           71.55208756       December 2006           28.13313179
May 1999                    86.12123861       March 2003              71.39982519       January 2007            27.28408141
June 1999                   85.60356084       April 2003              71.25307839       February 2007           26.44320565
July 1999                   85.09604470       May 2003                71.11177101       March 2007              25.61042835
August 1999                 84.59856406       June 2003               70.97582773       April 2007              24.78567402
September 1999              84.11099413       July 2003               70.84517408       May 2007                23.96886789
October 1999                83.63321147       August 2003             70.72694595       June 2007               23.15993586
November 1999               83.16509401       September 2003          69.41521155       July 2007               22.35880453
December 1999               82.70652098       October 2003            68.11639563       August 2007             21.56540118
January 2000                82.25737292       November 2003           66.83037616       September 2007          20.77965374
February 2000               81.81753170       December 2003           65.55703225       October 2007            20.00149084
March 2000                  81.38688044       January 2004            64.29624414       November 2007           19.23084173
April 2000                  80.96530355       February 2004           63.04789319       December 2007           18.46763636
May 2000                    80.55268670       March 2004              61.81186186       January 2008            17.71180527

                     Class A-7 Accrual Component (Continued)

                           Percentage of                           Percentage of                             Percentage of
                              Initial                                 Initial                                   Initial
 Distribution                Component         Distribution          Component          Distribution           Component
     Date                Principal Balance         Date           Principal Balance         Date            Principal Balance
- ---------------          -----------------    ---------------     -----------------     ---------------     -----------------
February 2008               16.96327969%      December 2008            9.86514050%      September 2009           4.04235100%
March 2008                  16.22199148       January 2009             9.19261315       October 2009             3.42642739
April 2008                  15.48787309       February 2009            8.52661379       November 2009            2.81650290
May 2008                    14.76085763       March 2009               7.86708146       December 2009            2.21252147
June 2008                   14.04087883       April 2009               7.21395574       January 2010             1.61442753
July 2008                   13.32787101       May 2009                 6.56717679       February 2010            1.02216603
August 2008                 12.62176912       June 2009                5.92668531       March 2010               0.43568244
September 2008              11.92250870       July 2009                5.29242257       April 2010
October 2008                11.23002587       August 2009              4.66433035          and thereafter        0.00000000
November 2008               10.54425737


                  (c) On each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Principal Distribution Amount shall be distributed among the Subclasses of Class A Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates), the Class A-6 Components, the Class A-7 Accrual Component, the Class A-8 Components, the Class A-9 Components and the Class A-10 Components pro rata in accordance with their outstanding Class A Subclass Principal Balances and Component Principal Balances.

                  (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

                  (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Class B Prepayment Percentage and Class B Percentage in such computations the difference between (A) the Class B Prepayment Percentage or Class B Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class B Subclass Principal Balance of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Class B Prepayment Percentage for such Distribution Date minus the sum of the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Class B Percentage for such Distribution Date minus the sum of the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

                  (e) The Trust Administrator shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Subclass Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trust Administrator may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

                  (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in
Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(f) respecting the final distribution in respect of any Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.37, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Subclass other than in connection with the distributions in reduction of the principal balance of the Class A-16 and Class A-19 Certificates, the aggregate of the Percentage Interests represented by Certificates of the applicable Subclass of Certificates held by such Holder and, in the case of distributions in reduction of the principal balance of the Class A-16 and Class A-19 Certificates, as provided in Section 4.07) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

                  In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-7, Class A-R or Class A-LR Certificates) or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero, or in the case of the Class A-7 Certificates, upon the later that would occur of the Class A Subclass Principal Balance, the Class A-7 IO A Notional Amount or the Class A-7 IO B Notional Amount being reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

                  (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

                  Section 4.02. Allocation of Realized Losses. (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

                  first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

                  second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

                  third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

                  fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

                  fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

                  sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

                  seventh, concurrently, to the Class A Certificates (other than the Class A-7 Certificates with respect to the Class A-7 PO Component) and Class A-7 Certificates with respect to the Class A-7 PO Component based on the Non-PO Fraction and the PO Fraction, respectively.

                  This allocation of Realized Losses will be effected through the reduction of the applicable Subclass principal balance.

                  (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-7 Certificates with respect to the Class A-7 PO Component will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-7 Certificates with respect to the Class A-7 PO Component in accordance with the preceding sentence shall be allocated pro rata among the Class A (other than the Class A-7 Certificates with respect to the Class A-7 PO Component) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates), the Class A-6 A Scheduled Component, the Class A-6 B Scheduled Component, the Class A-7 Accrual Component, the Class A-8 A Component, the Class A-8 B Component, the Class A-9 A Component, the Class A-9 B Component, the Class A-10 A Component and the Class A-10 B Component in accordance with the Class A Subclass Loss Percentages, the Class A-6 A Scheduled Component Loss Percentage, the Class A-6 B Scheduled Component Loss Percentage, the Class A-7 Accrual Component Loss Percentage, the Class A-8 A Component Loss Percentage, the Class A-8 B Component Loss Percentage, the Class A-9 A Component Loss Percentage, the Class A-9 B Component Loss Percentage, the Class A-10 A Component Loss Percentage and the Class A-10 B Component Loss Percentage, respectively, as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

                  (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass based on their Percentage Interests.

                  (d) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates or any Subclasses of Class B Certificates, each outstanding Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-7 PO Component of the Class A-7 Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-7 Certificates with respect to the Class A-7 PO Component) and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such recovery up to the amount of such Realized Loss previously allocated to such Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Subclass of Certificates has been reduced to zero, such Subclass shall not be entitled to any share of such recovery. In the event that the amount of such recovery exceeds the amount of such recovery allocated to each outstanding Subclass in accordance with the preceding provisions, each outstanding Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Subclass.

                  (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among (i) the Class A Certificates and Financial Security and (ii) the Class B
Certificates, pro rata based on the Senior Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates and Financial Security shall be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-7 Certificates), the Class A-7 Components (other than the Class A-7 PO Component) and Financial Security based on their Class A Subclass Interest Percentages, Component Interest Percentages and the Premium Percentage, as the case may be. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-7 Certificates), the Class A-7 Components (other than the Class A-7 PO Component) and Financial Security based on their Class A Subclass Interest Percentages, Component Interest Percentages and the Premium Percentage, as the case may be.

                  (f) Realized Losses  allocated in accordance with this Section
4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

                  (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

                  With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

                  Section 4.03. Paying Agent. (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

                  The Master Servicer may, at any time, remove or replace the Paying Agent.

                  The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

                  (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

                  (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

                  (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

                  (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account, the Reserve Fund, the Rounding Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date, (c) the amount of any recovery in respect of a Realized Loss, (d) the amount of any Reserve Withdrawal and (e) the Rounding Amount, if any, with respect to the Payment Account. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

                  Section 4.04. Statements to Certificateholders; Report to the Trust Administrator and the Seller. Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate, the Seller and Financial Security a statement setting forth:

                        (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                       (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

                      (iii) the amount of such distribution to Holders of the Class A-7 Certificates attributable to the Class A-7 PO Component, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                       (iv) in the case of the Class A-7 Certificates, the Class A-7 IO A Component Notional Amount and the Class A-7 IO B Component Notional Amount with respect to such Distribution Date;

                        (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                       (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

                      (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

                      (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

                       (ix) the Class A Non-PO Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Component Principal Balances of the Class A-6 A Scheduled Component, the Class A-6 B Scheduled Component, the Class A-7 Accrual Component, the Class A-7 PO Component, the Class A-8 A Component, the Class A-8 B Component, the Class A-9 A Component, the Class A-9 B Component, the Class A-10 A Component and the Class A-10 Component, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

                        (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

                       (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

                      (xii)   the   Class  A   Percentage   for  the   following
         Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                     (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                      (xiv) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                       (xv) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                       (xvi) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

                       (xvii) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

                       (xviii) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                      (xix) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

                       (xx) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

                      (xxi) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

                     (xxii) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

                    (xxiii) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

                     (xxiv) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

                       (xxv) the Class A-7 PO Component Deferred Amount, if any;

                     (xxvi) in the case of the Class A-16 Certificates, (a) the Class A-16 Distribution Deficiency, if any, for such Distribution Date,
         (b) amounts, if any, in respect of the Class A-16 Distribution Deficiency paid under the Policy and (c) the amounts attributable to the Class A-16 Certificates;

                    (xxvii) in the case of the Class A-19 Certificates, (a) the Class A-19 Distribution Deficiency, if any, for such Distribution Date,
         (b) amounts, if any, in respect of the Class A-19 Distribution Deficiency paid under the Policy and (c) the amounts attributable to the Class A-19 Certificates;

                  (xxviii)in   the  case  of  the  Class  A-16  and  Class  A-19
         Certificates, the amount remaining in the Reserve Fund after taking into account the Reserve Withdrawal for such Distribution Date; and

                     (xxix) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

                  In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i), (ii), (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than a Class A-7, Class A-R, Class A-LR or Class B-6 Certificate) with a $1,000 Denomination, as a dollar amount per Class A-R or Class A-LR Certificate with a $100 Denomination and as a dollar amount per Class A-7 or Class B-6 Certificate with a $1 Denomination.

                  Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i),
(ii)(a) and (iii) above in the case of a Class A Certificateholder and the information contained in clauses (iv) and (v) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

                  Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class A-7 PO Component Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. Upon receipt of any such statement, the Trust Administrator shall promptly forward a copy of such statement to Financial Security. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

                  In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

                  Section 4.05. Reports to Mortgagors and the Internal Revenue Service. The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

                  Section 4.06. Reserve Fund. (a) The Reserve Fund shall be established on the Closing Date and maintained by the Trust Administrator in accordance with this Section 4.06. At the time the Reserve Fund is established, the Seller shall cause to be deposited into the Reserve Fund the amount of $2,000.

                  With respect to each Distribution Date, the Reserve Withdrawal shall be withdrawn by the Trust Administrator from the amount on deposit in the Reserve Fund in accordance with this Section 4.06 and distributed on such Distribution Date, pro rata, between the Class A-16 Certificates and Class A-19 Certificates based on the amounts described in clause (b) of the definition of "Reserve Withdrawal" in Article I. The amounts distributed to the Class A-16 and Class A-19 Certificates will be distributed pro rata, based on Percentage
Interest, to the Holders of the Class A-16 and Class A-19 Certificates, respectively.

                  Notwithstanding anything herein to the contrary, on the Distribution Date on which the Class A Subclass Principal Balances of the Class A-16 and Class A-19 Certificates have been reduced to zero, any funds then on deposit in the Reserve Fund shall be distributed to Lehman Brothers at the address provided by it to the Trust Administrator.

                  (b) The Reserve Fund will be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for federal income tax purposes by Lehman Brothers, which shall report all income, gain, deduction or loss with respect thereto, and will not be an asset of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate.

                  Section 4.07. Distributions in Reduction of the Class A-16 and Class A-19 Certificates. Distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Subclass and at the request of Living Holders of such Subclass or by mandatory distributions by random lot, pursuant to clauses
(a) and (d) below, or on a pro rata basis pursuant to clause (f) below.

                  (a) On each Distribution Date on which distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates are made, such distributions will be made with respect to such Subclass in the following priority:

                  (i) any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate principal balance for such Subclass of $100,000 per request; and

                  (ii) any request by a Living Holder, but not exceeding an aggregate principal balance for such Subclass of $10,000 per request.

                  Thereafter, distributions will be made, with respect to each such Subclass, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions for such Subclass made by the Beneficial Owners of the Class A-16 and Class A-19 Certificates until all such requests have been honored.

                  Requests for distributions in reduction of the principal balances of Class A-16 or Class A-19 Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Clearing Agency. Requests for distributions in reduction of the principal balance of Class A-16 or Class A-19 Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Clearing Agency after all requests with respect to such Subclass presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the principal balances of the Class A-16 and Class A-19 Certificates will be accepted in accordance with the provisions set forth in Section 4.07(c). All requests for distributions in reduction of the principal balance of Class A-16 or Class A-19 Certificates with respect to any Distribution Date must be received by the Clearing Agency and forwarded to, and received by, the Trust Administrator no later than the close of business on the related Record Date. Requests for distributions which are received by the Clearing Agency and forwarded to the Trust Administrator after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the principal balance of Class A-16 or Class A-19 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Owner of the related Class A-16 or Class A-19 Certificate, all in accordance with the procedures of the Clearing Agency and the Trust Administrator. Upon the transfer of beneficial ownership of any Class A-16 or Class A-19 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trust Administrator of notification of such withdrawal using a form required by the Clearing Agency.

                  Distributions in reduction of the principal balances of the Class A-16 and Class A-19 Certificates will be applied, in the aggregate with respect to each Subclass, in an amount equal to the Class A Principal Distribution Amount allocable to such Subclass pursuant to Section 4.01(b), plus any amounts available for distribution from the Rounding Account for such Subclass established as provided in Section 4.07(e), provided that the aggregate distribution in reduction of the Class A Subclass Principal Balance of each such Subclass on any Distribution Date is made in an integral multiple of $1,000.

                  To the extent that the portion of the Class A Principal Distribution Amount allocable to distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates on any Distribution Date exceeds the aggregate principal balances of Class A-16 or Class A-19 Certificates, as applicable, with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates will be made by mandatory distribution pursuant to Section 4.07(d).

                  (b) A Class A-16 or Class A-19 Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.07 if the death of the Beneficial Owner thereof is deemed to have occurred. Class A-16 and Class A-19 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Class A-16 or Class A-19 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the principal balance of such Subclass thereof, subject to the limitations stated above. Class A-16 or Class A-19 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Class A-16 Certificates or Individual Class A-19 Certificates greater than the number of Individual Class A-16 Certificates or Individual Class A-19 Certificates, as applicable, of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Class A-16 or Class A-19 Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Class A-16 Certificates or Individual Class A-19 Certificates will be deemed to be the death of the Beneficial Owner of such Class A-16 or Class A-19 Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trust Administrator. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class A-16 or Class A-19 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the principal balances of the Class A-16 or Class A-19 Certificates, as applicable, payable with respect thereto. The Trust Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Owner. The Trust Administrator may rely entirely upon documentation delivered to it pursuant to Section 4.07(c) in establishing the eligibility of any Beneficial Owner to receive the priority accorded Deceased Holders in Section 4.07(a).

                  (c) Requests for distributions in reduction of the principal balance of Class A-16 or Class A-19 Certificates must be made by delivering a written request therefor to the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains the account evidencing such Beneficial
Owner's interest in Class A-16 or Class A-19 Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trust Administrator under separate cover. The Clearing Agency Participant should in turn make the request of the Clearing Agency (or, in the case of a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) on a form required by the Clearing Agency and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trust Administrator. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Master Servicer, the Trust Administrator nor the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Clearing Agency Indirect Participant.

                  The Trust Administrator shall maintain a list of those Clearing Agency Participants representing the appropriate Beneficial Owners of Class A-16 or Class A-19 Certificates that have submitted requests for distributions in reduction of the principal balance of Certificates of such Subclass, together with the order of receipt and the amounts of such requests. The Clearing Agency will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.07(a) above). The Trust Administrator shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07. The exact procedures to be followed by the Trust Administrator and the Clearing Agency for purposes of determining such priorities and limitations will be those established from time to time by the Trust Administrator or the Clearing Agency, as the case may be. The decisions of the Trust Administrator and the Clearing Agency concerning such matters will be final and binding on all affected persons.

                  Individual Class A-16 Certificates and Individual Class A-19 Certificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from Financial Security or otherwise with respect to interest on such Certificates after such last day of the month.

                  Any Beneficial Owner of a Class A-16 or Class A-19 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant which in turn must forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trust Administrator. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trust Administrator on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Class A Subclass Principal Balance of Class A-16 or Class A-19 Certificates on such Distribution Date.

                  In the event any requests for distributions in reduction of the principal balance of Class A-16 or Class A-19 Certificates are rejected by the Trust Administrator for failure to comply with the requirements of this
Section 4.07, the Trust Administrator shall return such request to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

                  (d) To the extent, if any, that distributions in reduction of the Class A Subclass Principal Balance of Class A-16 or Class A-19 Certificates on a Distribution Date exceed the outstanding principal balances of Certificates of such Subclass with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates, as applicable, will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Class A-16 Certificates and Individual Class A-19 Certificates will be made by random lot in accordance with the then-applicable random lot procedures of the Clearing Agency, the Clearing Agency Participants and the Clearing Agency Indirect
Participants representing the Beneficial Owners; provided however, that, if after the distribution in reduction of the Class A Subclass Principal Balance of the Class A-16 Certificates or Class A-19 Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the principal balance of Class A-16 or Class A-19 Certificates, as applicable, would not be reduced to zero, the Individual Class A-16 Certificates or Individual Class A-19 Certificates to which such distributions will be applied shall be selected by the Clearing Agency from those Class A-16 or Class A-19 Certificates, as applicable, not otherwise receiving distributions in reduction of the principal balance on such Distribution Date. The Trust Administrator shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Class A Subclass Principal Balance of the Class A-16 or Class A-19 Certificates, as applicable, to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Clearing Agency Indirect Participant will then select, in accordance with its own random lot procedures, Individual Class A-16 Certificates or Individual Class A-19 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the principal balance of the Certificates of such Subclass, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Clearing Agency Indirect Participant by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Clearing Agency Indirect Participants which hold Class A-16 or Class A-19 Certificates selected for mandatory distributions in reduction of the principal balances are required to provide notice of such mandatory distributions to the affected Beneficial Owners. The Master Servicer agrees to notify the Trust Administrator of the amount of distributions in reduction of the principal balances of Class A-16 and Class A-19 Certificates to be made on each Distribution Date in a timely manner such that the Trust Administrator may fulfill its obligations pursuant to the Letter of Representations dated the Business Day immediately preceding the Closing Date among the Seller, the Trustee, the Trust Administrator and the Clearing Agency.

                  (e) On the Closing Date, the Rounding Account shall be established with the Trust Administrator and the Depositor shall cause to be initially deposited with the Trust Administrator a $1,999.98 deposit for the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the principal balance of the Class A-16 or Class A-19 Certificates, funds on deposit in the Rounding Account shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class A Subclass Principal Balance to be made on the Class A-16 or Class A-19 Certificates. Rounding of such distribution on the Class A-16 and Class A-19 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the principal balance of the Class A-16 or Class A-19 Certificates, as applicable, upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the principal balance of the Class A-16 and Class A-19 Certificates are to be made, the aggregate amount of such distributions allocable to Certificates of each such Subclass shall be applied first to repay any funds withdrawn from the Rounding Account on the prior Distribution Date, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the principal balance of the Class A-16 or Class A-19 Certificates, as applicable; this process shall continue on succeeding Distribution Dates until the Class A Subclass Principal Balances of the Class A-16 and Class A-19 Certificates have been reduced to zero. The funds in the Rounding Account shall be held in a non-interest bearing account and shall not be reinvested.

                  Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class A Subclass Principal Balances of the Class A-16 and Class A-19 Certificates will reduce the Class A Subclass Principal Balances thereof to zero or in the event that distributions in reduction of the Class A Subclass Principal Balance of the Class A-16 and Class A-19 Certificates are made in accordance with the provisions set forth in Section 4.07(f), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Pool Distribution Amount to the Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to the Holder of the Class A-R Certificate.

                  (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-16 or Class A-19 Certificateholders occurring on or after the earliest to occur of (i) the Cross-Over Date, (ii) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (iii) the date on which Fraud Losses exceed the Fraud Loss Amount and (iv) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of the Class A-16 and Class A-19 Certificates (including amounts paid in respect of such losses under the Policy) will be made on a pro rata basis among the Holders of Certificates of each such Subclass and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

                  (g) In the event that Definitive Certificates representing the Class A-16 or Class A-19 Certificates are issued pursuant to Section 5.07, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the principal balances of the Class A-16 or Class A-19 Certificates, as applicable, are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-16 and Class A-19 Certificates, with the provisions of this Section 4.07.

                  Section 4.08. Policy Matters. (a) If, on the second Business Day before any Distribution Date, the Trust Administrator, on behalf of the Trustee, determines that there will be a Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency for such Distribution Date, the Trust Administrator shall determine the amount of such Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency and shall give notice to Financial Security and the Fiscal Agent, if any (as defined in each Policy), by telephone or telecopy of the amount of such deficiency confirmed in writing by the Notice of Claim by 12:00 noon, New York City time on such second Business Day.

                  (b)  At the  time  of  the  execution  and  delivery  of  this
Agreement, the Trust Administrator shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-16 and Class A-19 Certificates referred to herein as the "Policy Payments Account" over which the Trust Administrator, on behalf of the Trustee, shall have exclusive control and sole right of withdrawal. The Trust Administrator shall deposit any amounts paid under the Policies into the Policy Payments Account and distribute such amounts only for purposes of payment to Holders of the Class A-16 or Class A-19 Certificates, as applicable, of the Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency for which a claim was made and such amounts may not be applied to satisfy any costs, expenses or liabilities of the Trust Administrator, the Trustee or the Trust Estate. Amounts paid under a Policy shall be disbursed by the Trust Administrator to Holders of the Class A-16 or Class A-19 Certificates, as applicable in the same manner as distributions in reduction of the principal balance of and interest on the Certificates of such Subclass are made under Section 4.01(e). It shall not be necessary for such payments of the Class A-16 Distribution Deficiency and Class A-19 Distribution Deficiency to be made by checks or wire transfers separate from the check or wire transfer used to pay distributions in reduction of the principal balance of and interest on the Class A-16 and Class A-19 Certificates with funds available to make such distributions. However, the amount of any distribution to be paid from funds transferred from the Policy Payments Account shall be noted as provided in (c) below and in the statement to be furnished to Holders of the Class A-16 Certificates or Class A-19 Certificates, as applicable, and Financial Security pursuant to Section 4.04. Funds held in the Policy Payments Account shall not be invested by the Trust Administrator.

                  On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trust Administrator as a result of the claim under the Policy to the extent necessary to make distributions on the Class A-16 or Class A-19 Certificates equal to the Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency on such Distribution Date shall be withdrawn from the Policy Payments Account and applied by the Trust Administrator to the payment in full of the Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency, as applicable. Any funds deposited into the Policy Payments Account in respect of the Class A-16 or Class A-19 Certificates that are remaining therein on the first Business Day following a Distribution Date after the Class A-16 Distribution Deficiency or Class A-19 Distribution Deficiency has been made to the Certificateholders of such Subclass shall be remitted in immediately available funds to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

                  (c) The Trust Administrator shall keep a complete and accurate record of the Class A-16 Interest Loss Amount, the Class A-16 Principal Loss
Amount, the Class A-19 Interest Loss Amount, the Class A-19 Principal Loss Amount and any Non-Supported Interest Shortfall allocated to the Class A-16 or Class A-19 Certificates once the Reserve Fund has been depleted, paid from moneys received under the Class A-16 Policy and Class A-19 Policy, as applicable. Financial Security shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trust Administrator.

                  (d) In the event that the Trust Administrator has received a certified copy of an order of the appropriate court that any distributions in reduction of the principal balance of or interest on a Class A-16 or Class A-19 Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trust Administrator shall so notify Financial Security and the Fiscal Agent (as defined in the applicable Policy), if any, shall comply with the provisions of the applicable Policy to obtain payment by Financial Security of such avoided distribution, and shall, at the time it provides notice to Financial Security, notify, by mail to Holders of the Certificates of such Subclass that, in the event that any Holder's distribution is so recovered, such Holder will be entitled to payment pursuant to the terms of the applicable Policy, a copy of which shall be made available by the Trust Administrator and the Trust Administrator shall furnish to Financial Security and the Fiscal Agent, if any, its records evidencing the distributions in reduction of the principal balance of and interest (including any Non-Supported Interest Shortfall described in Section 4.08(c)) on the Class A-16 or Class A-19 Certificates, if any, which have been made by the Trust Administrator and subsequently recovered from Holders, and the dates on which such distributions were made. Such payment under the applicable Policy shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trust Administrator, the Trustee or any Class A-16 or Class A-19 Certificateholder, as applicable, directly (unless such Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the Trust Administrator for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to Financial Security).

                  (e) The Trust Administrator shall promptly notify Financial Security and the Fiscal Agent, if any, of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A-16 or Class A-19 Certificates as to which it has actual knowledge. Each Holder of a Class A-16 or Class A-19 Certificate, by its purchase of such Certificates, the Trustee and the Trust Administrator hereby agree that Financial Security (so long as no Financial Security Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Financial Security shall be subrogated to the rights of the Trust Administrator, the Trustee and each Holder in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                  (f) The Trustee and the Trust Administrator acknowledge, and each Holder of a Class A-16 or Class A-19 Certificate by its acceptance of such Certificate agrees, that without any further action on the part of Financial Security, Financial Security shall be subrogated to all of the rights to amounts distributable to such Certificateholders in respect of Class A Subclass Unpaid Interest Shortfalls, Non-Supported Interest Shortfalls allocated to such Certificates and recoveries, if any, with respect to the Class A-16 Principal Loss Amounts or Class A-19 Principal Loss Amounts with respect to amounts paid under the Class A-16 Policy or Class A-19 Policy, as applicable. The Class A-16 and Class A-19 Certificateholders by acceptance of such Certificates assign their rights as Holders of such Certificates to Financial Security to the extent of Financial Security's interest with respect to amounts paid.

                  (g) The Master Servicer shall designate a Financial Security Contact Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans. The initial Financial Security Contact Person is appointed in Section 11.40.

                  (h) The Trust Administrator, on behalf of the Trustee, shall surrender each Policy to Financial Security for cancellation upon the expiration of the term of such Policy as provided in such Policy.

                  (i) The Trust Administrator upon receipt from the Master Servicer shall send to Financial Security the report prepared pursuant to
Section 3.05 and the statements prepared pursuant to Section 4.04.

                                    ARTICLE V

                                THE CERTIFICATES

                  Section 5.01. The Certificates. (a) The Class A and Class B Certificates shall be issued only in minimum denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Subclass (other than the Class A-R or Class A-LR Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Subclass to equal the aggregate Original Class A Subclass Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-15, A-16, A-17, A-18,
A-19, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

                  "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

                  (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

                  (i) the provisions of this Section 5.01(b) shall be in full force and effect;

                   (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

                  (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

                   (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

                    (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

                  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

                  Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

                  Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

                  Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

                  At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

                  (b) No transfer of a Class A-7 or Class B Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-7 or Class B Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Seller or the Master Servicer, and
(ii) the Trust Administrator shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Seller or the Master Servicer. The Holder of a Class A-7 or Class B Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, Trust Administrator, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-7 or Class B Certificates under said Act or any other securities law.

                  (c) No transfer of a Class B Certificate shall be made unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto to the effect that either (a) such transferee is not an employee benefit plan subject to Title I of ERISA or Code
Section 4975, or a governmental plan as defined in Section 3(32) of ERISA or Code Section 4975 or subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Seller or the Master Servicer or (b) if such transferee is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Seller or the Master Servicer. The Class B
Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

                  (d) No legal or  beneficial  interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses
(i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

                  The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

                  Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

                  Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

                  Section 5.04. Persons Deemed Owners. Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar shall be affected by notice to the contrary.

                  Section 5.05. Access to List of Certificateholders' Names and Addresses. (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

                  (b) If five or more  Certificateholders  (hereinafter referred to as  "applicants")  apply in  writing  to the  Trust  Administrator,  and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

                  (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the
Certificateholders hereunder, regardless of the source from which such information was delivered.

                  Section 5.06. Maintenance of Office or Agency. The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

                  Section 5.07. Definitive Certificates. If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

                  Section 5.08. Notices to Clearing Agency. Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

                  Section 6.01. Liability of the Seller and the Master Servicer. The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

                  Section 6.02. Merger or Consolidation of the Seller or the Master Servicer. Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

                  Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others. Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

                  Section 6.04. Resignation of the Master Servicer. The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trust Administrator and the Trustee, a copy of which shall be delivered, but not addressed, to Financial Security. No such resignation shall become effective until the Trust Administrator, the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                  Section 6.05. Compensation to the Master Servicer. The Master Servicer shall be entitled to receive a monthly fee equal to the Master
Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

                  Section 6.06. Assignment or Delegation of Duties by Master Servicer. The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trust Administrator and the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trust Administrator and the Trustee an agreement, in form and substance reasonably satisfactory to the Trust Administrator and the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency (without, in the case of the Class A-16 and Class A-19 Certificates, giving effect to the guaranty provided by Financial Security); and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trust Administrator, the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

                                   ARTICLE VII

                                     DEFAULT

                  Section 7.01. Events of Default. In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

                    (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                   (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

                   (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

                    (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                   (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

                  (vii) the Master Servicer and any subservicer  appointed by it
         becomes   ineligible  to  service  for  both  FNMA  and  FHMLC,   which
         ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator pursuant to and under this Section, subject to the provisions of
Section 7.05; and, without limitation, the Trust Administrator is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trust Administrator all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

                  Section 7.02. Other Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                  Section 7.03. Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

                  Section 7.04. Action upon Certain Failures of the Master Servicer and upon Event of Default. In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trust Administrator may, but need not if the Trustee or the Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or Trust Administrator shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

                  Section 7.05. Trust Administrator to Act; Appointment of Successor. When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) (without, in the case of the Class A-16 and Class A-19 Certificates, giving effect to the guaranty provided by Financial Security) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

                  Section 7.06. Notification to Certificateholders. Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Financial Security and Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Financial Security and Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

                  Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

                   (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (iii) the Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts.

                  None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  Section   8.02.    Certain   Matters   Affecting   the   Trust
Administrator and the Trustee. Except as otherwise provided in Section 8.01:

                    (i) Each of the Trust Administrator and the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (ii) Each of the Trust Administrator and the Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) Each of the Trust Administrator and the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                   (iv) Each of the Trust Administrator and the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  Section 8.03. Neither Trustee nor Trust Administrator Required to Make Investigation. Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

                  Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes a representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes a representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor, subject to Section 2.04, the Trust Administrator, shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

                  Section 8.05. Trustee and Trust Administrator May Own Certificates. Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

                  Section 8.06. The Master Servicer to Pay Fees and Expenses. The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

                  Section 8.07. Eligibility Requirements. Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, and shall be subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in Section 8.08.

                  Section 8.08. Resignation and Removal. Each of the Trustee and the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee or trust administrator, as the case may be. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee or trust administrator, as the case may be, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee or trust administrator shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor trust administrator.

                  If at any time the  Trustee or the Trust  Administrator  shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

                  The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

                  Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

                  Section 8.09. Successor. Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

                  Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, the successor trustee or trust administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

                  Section 8.10. Merger or Consolidation. Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or the Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and
(ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

                  Section 8.11. Authenticating Agent. The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

                  Any  corporation  into which the  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

                  The  Authenticating  Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

                  The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

                  Section 8.12. Separate Trustees and Co-Trustees. The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                   (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

                  (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

                   (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

                  Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

                  No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

                  The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

                  The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 8.06 hereof.

                  Section 8.13. Appointment of Custodians. The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

                  Section 8.14. Tax Matters;  Compliance with REMIC  Provisions.
(a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of the execution of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue price of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Trust Estate, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the Trust Estate, and the fair market value and adjusted basis of the Trust Estate property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19 and Class A-R Certificates, the Class A-7 IO A Component, the Class A-7 IO B Component, the Class A-7 Accrual Component, the Class A-7 PO Component and the Class B-l, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L5, Class A-L7A, Class A-L7B, Class A-L9, Class A-L10, Class A-L16, Class A-L17, Class AP-L, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow the Trust Estate to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Trust Estate) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Trust Estate when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the Tax Returns referred to in clause (i) of the second preceding sentence. In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

                  (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate
(including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee to perform its obligations under this Section 8.14.

                  Section  8.15.  Monthly  Advances.  In the event that  Norwest
Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

                  Section 9.01. Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage
Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate, and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                  The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to
Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in Section 11.36. In the case of any purchase by the Seller pursuant to said clause (i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

                  Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and
(C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

                  Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class, Classes, Component or Components in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

                  In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

                  Section 9.02. Additional Termination Requirements. In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless that the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

                    (i) The notice given by the Master  Servicer  under  Section
         9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and Lower-Tier REMIC; and

                   (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in
         Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  Section 10.01. Amendment. (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, and with respect only to amendments affecting the rights or obligations of Financial Security, with the consent of Financial Security, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates or Uncertificated Lower-Tier Interests are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect (without, in the case of the Class A-16 and Class A-19 Certificates, giving effect to the guaranty provided by Financial Security), (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section
5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                  This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of Financial Security, only with respect to amendments affecting the rights or obligations of Financial Security, and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee and the Trust Administrator shall not consent to any amendment to this Agreement unless each shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

                  It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trustee, the Trust Administrator or Financial Security; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled
Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

                  (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

                  (b)changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

                  A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

                  Section 10.02. Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

                  Section 10.04. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703,
Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 5325 Spectrum Drive, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office, (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department and (v) in the case of Financial Security, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Senior Vice President --
Surveillance  Department;  Telex:  212-668-3101;   Confirmation:   212-826-0100;
Telecopy: 212-339-3518 or 212-339-3529 (in each case in which notice or other communication to Financial Security refers to a Servicer Default or a claim under the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head -- Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"). Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trustee or the Trust Administrator shall not be effective until received.

                  For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

                  Section 10.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 10.07. Special Notices to Rating Agencies and Financial Security. (a) The Trust Administrator shall give prompt notice to each Rating Agency and Financial Security of the occurrence of any of the following events of which it has notice:

                  (i) any amendment to this Agreement pursuant to Section 10.01(a);

                  (ii) any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Seller;

                  (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

                  (iv)  any  resignation  of the  Master  Servicer  pursuant  to
Section 6.04;

                  (v) the occurrence of any of the Events of Default described in Section 7.01;

                  (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

                  (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

                  (viii) the making of a final payment pursuant to Section 9.01.

                  (b) The Master Servicer shall give prompt notice to each Rating Agency and Financial Security of the occurrence of any of the following events:

                  (i) the appointment of a Custodian pursuant to Section 2.02;

                  (ii) the resignation or removal of the Trustee or the Trust Administrator pursuant to Section 8.08;

                  (iii)  the  appointment  of  a  successor   trustee  or  trust
administrator pursuant to Section 8.09; or

                  (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

                  (c) The Master Servicer shall deliver to each Rating Agency and Financial Security:

                  (i) reports prepared pursuant to Section 3.05; and

                  (ii) statements prepared pursuant to Section 4.04.

                  Section 10.08. Covenant of Seller. The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

                  Section 10.09. Recharacterization. The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

                  Section 11.01. Class A Fixed Pass-Through Rate. The Class A Fixed Pass-Through Rate is 7.500% per annum.

                  Section 11.02. Cut-Off Date. The Cut-Off Date for the Certificates is July 1, 1996.

                  Section 11.03. Cut-Off Date Aggregate Principal Balance. The Cut-Off Date Aggregate Principal Balance is $605,563,536.31.

                  Section 11.04. Original Class A Percentage. The Original Class A Percentage is 93.91518218%.

                  Section 11.05. Original Class A Subclass Principal Balances. As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                        Original Class A
         Class A Subclass           Subclass Principal Balance

         Class A-1                  $     30,917,000.00
         Class A-2                  $     24,540,000.00
         Class A-3                  $     29,082,000.00
         Class A-4                  $     20,980,000.00
         Class A-5                  $     48,362,000.00
         Class A-6                  $     27,623,000.00
         Class A-7                  $    160,349,245.99
         Class A-8                  $     15,264,000.00
         Class A-9                  $     10,184,000.00
         Class A-10                 $     20,368,000.00
         Class A-11                 $     28,499,800.00
         Class A-12                 $     13,820,000.00
         Class A-13                 $     56,764,000.00
         Class A-14                 $     24,475,000.00
         Class A-15                 $     12,001,000.00
         Class A-16                 $      4,000,000.00
         Class A-17                 $        449,000.00
         Class A-18                 $     16,000,000.00
         Class A-19                 $     25,551,000.00
         Class A-R                  $            100.00
         Class A-LR                 $            100.00

                  Section 11.06. Original Class A Non-PO Principal Balance. The Original Class A Non-PO Principal Balance is $560,796,000.00.

                  Section 11.07. Original Class A-6 A Scheduled Component Principal Balance. The Original Class A-6 A Scheduled Principal Balance is $2,407,000.00.

                  Section  11.08.  Original  Class  A-6  B  Scheduled  Component
Principal Balance. The Original Class A-6 B Scheduled Component Principal Balance is $25,216,000.00.

                  Section 11.09. Original Class A-7 PO Component Principal Balance. The Original Class A-7 PO Component Principal Balance is $8,433,245.99.

                  Section 11.10.  Original Class A-7 Accrual Component Principal
Balance.   The  Original  Class  A-7  Accrual  Component  Principal  Balance  is
$151,916,000.00.

                  Section 11.11. Original Class A-7 IO A Component Notional Amount. The Original Class A-7 IO A Component Notional Amount is $6,446,760.00.

                  Section  11.12.  Original  Class A-7 IO B  Component  Notional
Amount.   The   Original   Class  A-7  IO  B   Component   Notional   Amount  is
$395,499,379.10.

                  Section 11.13. Original Class A-8 A Component Principal Balance. The Original Class A-8 A Component Principal Balance is $7,632,000.00.

                  Section 11.14. Original Class A-8 B Component Principal Balance. The Original Class A-8 B Component Principal Balance is $7,632,000.00.

                  Section  11.15  Original  Class  A-9  A  Component   Principal
Balance. The Original Class A-9 A Component Principal Balance is $5,092,000.00.

                  Section 11.16. Original Class A-9 B Component Principal Balance. The Original Class A-9 B Component Principal Balance is $5,092,000.00.

                  Section  11.17  Original  Class  A-10  A  Component  Principal
Balance.   The   Original   Class  A-10  A   Component   Principal   Balance  is
$10,184,000.00.

                  Section  11.18.  Original  Class  A-10 B  Component  Principal
Balance.   The   Original   Class  A-10  B   Component   Principal   Balance  is
$10,184,000.00.

                  Section 11.19. Group I Percentage. The Group I Percentage is 72.70665269%.

                  Section 11.20. Group II Percentage. The Group II Percentage is 27.29334731%.

                  Section 11.21. Master Servicing Fee Rate. The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.02% per annum.

                  Section 11.22. Original Class B-1 Percentage. The Original Class B-1 Percentage is 2.28174658%.

                  Section 11.23. Original Class B-2 Percentage. The Original Class B-2 Percentage is 1.26773003%.

                  Section 11.24. Original Class B-3 Percentage. The Original Class B-3 Percentage is 0.76047055%.

                  Section 11.25. Original Class B-4 Percentage. The Original Class B-4 Percentage is 0.86212341%.

                  Section 11.26. Original Class B-5 Percentage. The Original Class B-5 Percentage is 0.45634932%.

                  Section 11.27. Original Class B-6 Percentage. The Original Class B-6 Percentage is 0.45639794%.

                  Section 11.28. Original Class B Principal Balance. The Original Class B Principal Balance is $36,334,290.32.

                  Section 11.29. Original Class B Subclass Principal Balances. As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                            Original Class B
         Class B Subclass              Subclass Principal Balance

         Class B-1                      $      13,625,000.00
         Class B-2                      $       7,570,000.00
         Class B-3                      $       4,541,000.00
         Class B-4                      $       5,148,000.00
         Class B-5                      $       2,725,000.00
         Class B-6                      $       2,725,290.32


                  Section 11.30. Original Class B-1 Fractional Interest. The Original Class B-1 Fractional Interest is 3.80307124%.

                  Section 11.31. Original Class B-2 Fractional Interest. The Original Class B-2 Fractional
Interest is 2.53534121%.

                  Section 11.32. Original Class B-3 Fractional Interest. The Original Class B-3 Fractional Interest is 1.77487066%.

                  Section 11.33. Original Class B-4 Fractional Interest. The Original Class B-4 Fractional Interest is 0.91274725%.

                  Section 11.34. Original Class B-5 Fractional Interest. The Original Class B-5 Fractional Interest is 0.45639794%.

                  Section  11.35.  Closing  Date.  The Closing  Date is July 25,
1996.

                  Section 11.36. Right to Purchase. The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $60,556,353.63 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

                  Section 11.37. Wire Transfer Eligibility. With respect to the Certificates (other than the Class A-16, Class A-17, Class A-R, Class A-LR, Class B-3, Class B-5 and Class B-6 Certificates), the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. The minimum Denomination eligible for wire transfer on each Distribution Date for the Class B-3, Class B-5 and Class B-6 Certificates is 100% Percentage Interest. The Class A-16, Class A-17, Class A-R and Class A-LR Certificates are not eligible for wire transfer; provided, however, that notwithstanding the foregoing for so long as the Class A-16 Certificates are held in the name of the Clearing Agency or a nominee thereof, the Holder will be entitled to a wire transfer.

                  Section 11.38. Single Certificate. A Single Certificate for each Subclass of Class A Certificates (other than Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) represents a $25,000 Denomination. A
Single Certificate for the Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-17 and Class A-18 Certificates represents a $100,000 Denomination. A Single Certificate for the Class A-16 and Class A-19 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for each Subclass of Class B Certificates represents a $100,000 Denomination.

                  Section 11.39. Servicing Fee Rate. The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

                  Section 11.40. Initial Financial Security Contact Person. The initial Financial Security Contact Person shall be M. Kathryn Gray, Vice President of the Seller.

                  IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                         NORWEST  ASSET  SECURITIES  CORPORATION
                         as Seller
                         By:       /s/ B. David Bialzak
                         Name:     B. David Bialzak
                         Title:    Vice President

                         NORWEST   BANK   MINNESOTA,   NATIONAL ASSOCIATION
                         as Master Servicer
                         By:       /s/ Edward M. Frere, Jr.
                         Name:     Edward M. Frere, Jr.
                         Title:    Vice President

                         FIRST BANK NATIONAL  ASSOCIATION
                         as Trust  Administrator
                         By:       /s/ Eve D. Kaplan
                         Name:     Eve D. Kaplan
                         Title:    Vice President

                         FIRSTAR TRUST COMPANY
                         as Trustee
                         By:       /s/ Gene E. Poleger
                         Name:     Gene E. Poleger
                         Title:    Vice President

Attest:
By:       /s/ Charles F. Pedersen
Name:     Charles F. Pedersen
Title:    Assistant Secretary

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

                  On this 25th day of July, 1996, before me, a notary public in and for the State of New York, personally appeared B. David Bialzak, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Asset Securities Corporation., a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


Notary Public

[NOTARIAL SEAL]

STATE OF                            )
                                        ss.:
COUNTY OF                           )

                  On this 25th day of July, 1996, before me, a notary public in and for the State of New York, personally appeared Edward M. Frere, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA               )
                                       ss.:
COUNTY OF                        )

                  On this 25th day of July, 1996, before me, a notary public in and for the State of Minnesota, personally appeared Eve D. Kaplan, known to me who, being by me duly sworn, did depose and say that she resides at Golden Valley, Minnesota; that she is a Vice President of First Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.



Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN              )
                                    ss.:
COUNTY OF                       )

                  On this 25th day of July, 1996, before me, a notary public in and for the State of Wisconsin, personally appeared Gene E. Poleger, known to me who, being by me duly sworn, did depose and say that s/he resides at Cedarburg, Wisconsin; that s/he is a Vice President of Firstar Trust Company, a Wisconsin corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.

Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN              )
                                    ss.:
COUNTY OF                       )

                  On this 25th day of July, 1996, before me, a notary public in and for the State of Wisconsin, personally appeared Charles F. Pedersen, known to me who, being by me duly sworn, did depose and say that s/he resides at Delafield, Wisconsin; that s/he is an Assistant Secretary of Firstar Trust Company, a Wisconsin corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.



Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

    Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                  Series 1996-1
                 Applicable Unscheduled Principal Receipt Period

                                          Full Unscheduled   Partial Unscheduled
     Servicer                            Principal Receipts   Principal Receipts

     Bank of Hawaii                         Prior Month          Prior Month
     Barnett Mortgage Company               Prior Month          Prior Month
     Countrywide Home Loans, Inc.           Prior Month          Prior Month
     FBS Mortgage Corporation               Prior Month          Prior Month
     GMAC Mortgage Corporation of PA        Prior Month          Prior Month
     Great Financial Federal,
         a Savings and Loan Association     Prior Month          Prior Month
     HomeSide Lending                       Prior Month          Prior Month
     National City Mortgage Company         Prior Month          Prior Month
     Norwest Mortgage, Inc. (Exhibit F-1)   Prior Month          Prior Month
     Norwest Mortgage, Inc. (Exhibit F-2)    Mid-Month            Mid-Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   July 1, 1996

CUSIP No.:                           First Distribution Date:  August 25, 1996


Percentage Interest evidenced        Denomination: $
by this Certificate:  %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.700% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                             First Bank National Association,
                               Trust Administrator

                             By____________________________
                               Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   July 1, 1996

CUSIP No.:                            First Distribution Date:  August 25, 1996

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                                 First Bank National Association,
                                   Trust Administrator

                                 By____________________________
                                   Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.200% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                             First Bank National Association,
                               Trust Administrator

                             By____________________________
                               Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.375% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                         Trust Administrator

                        By____________________________
                         Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   July 1, 1996

CUSIP No.:                           First Distribution Date:  August 25, 1996

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

                  THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of principal balance, the Class A-6 Certificates consist of two components (each, a "Component" and individually, the "Class A-6 A Scheduled Component" and the "Class A-6 B Scheduled Component"). The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 99.09380%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 0.90620000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.83%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                            Trust Administrator

                        By____________________________
                            Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator
By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1996

CUSIP No.:                         First Distribution Date:  August 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions of interest and in reduction of principal balance, the Class A-7 Certificate consists of four components (each, a "Component" and individually, the "Class A-7 IO A Component," the "Class A-7 IO B Component," the "Class A-7 Accrual Component" and the "Class A-7 PO Component"). The amount of interest which accrues on the Class A-7 Certificate in any one-month period will equal the sum of the interest which accrues on the Class A-7 IO A Component, the Class A-7 IO B Component and the Class A-7 Accrual Component . Interest with respect to the Class A-7 IO A Component will accrue during each one-month period in an amount equal to the product of (i) 1/12th of 7.50% and (ii) the Class A-7 IO A Component Notional Amount, as of the related Distribution Date. Interest with respect to the Class A-7 IO B Component will accrue during each one-month period in an amount equal the product of (i) 1/12th and the difference between (a) the weighted average of the Net Mortgage Interest Rates of the Premium Mortgage Loans as of the first day of the month preceding the month in which the related Distribution Date occurs and (b) 7.50% and (ii) the Class A-7 IO B Component Notional Amount, as of the related Distribution Date. Interest with respect to the Class A-7 Accrual Component will accrue during each one-month period in an amount equal to the product of (A) 1/12th of 7.50% and (ii) the outstanding Component Principal Balance of such Component. Prior to the Cross-Over Date, no distribution of interest on this Certificate with respect to its Class A-7 Accrual Component will be made. Prior to the
Cross-Over Date, interest otherwise available for distribution on this Certificate with respect to its Class A-7 Accrual Component will be added to the Component Principal Balance of such Component on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates with respect to their Class A-7 IO A Component, Class A-7 IO B Component and Class A-7 Accrual Component. The Class A-7 Certificate is not entitled to distributions of interest with respect to its Class A-7 PO Component.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class A-7 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 99.62371%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that
(a) this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate and (b) that the interest rate at which distributions of interest on the Certificate actually will be made will change only to reflect the maturities of the Classes or components comprising the Class A-7 IO A Component Notional Amount, the maturity of the Class A-7 IO B Component Notional Amount and the maturity of the Class A-7 Accrual Component: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 69.99302586%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.62%. There is no short first accrual period.

                  Each Component of this Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                           Trust Administrator

                        By____________________________
                           Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   July 1, 1996

CUSIP No.:                            First Distribution Date:  August 25, 1996

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of principal balance, the Class A-8 Certificate consists of two components (each, a "Component" and individually, the "Class A-8 A Component" and the "Class A-8 B Component"). The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 92.30130%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.69870000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.39%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                            Trust Administrator

                        By____________________________
                            Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of principal balance, the Class A-9 Certificate consists of two components (each, a "Component" and individually, the "Class A-9 A Component" and the "Class A-9 B Component"). The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 8.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 92.36797%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.63203333%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.44%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                            Trust Administrator

                        By____________________________
                            Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions in reduction of principal balance, the Class A-10 Certificate consists of two components (each, a "Component" and individually, the "Class A-10 A Component" and the "Class A-10 B Component"). The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 92.26797%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.73203333%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.86%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                           Trust Administrator

                        By____________________________
                           Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:   July 1, 1996

CUSIP No.:                       First Distribution Date:  August 25, 1996

Percentage Interest evidenced    Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 92.04690%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.95310000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.27%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   July 1, 1996

CUSIP No.:                            First Distribution Date:  August 25, 1996

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 7.500 % per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                           Trust Administrator

                        By____________________________
                           Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1996

CUSIP No.:                         First Distribution Date:  August 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                           Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-14
                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-14 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-14 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 96.18750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.81250000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.20%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-15
                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-15

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1996

CUSIP No.:                         First Distribution Date:  August 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-15 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-15 Certificates required to be distributed to Holders of Class A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-15 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-15 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 94.64060%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.35940000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.26%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-16
                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-16

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR (EXCEPT AS DESCRIBED HEREIN) PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1996

CUSIP No.:                             First Distribution Date:  August 25, 1996

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-16 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the Class A Subclass Distribution Amount for the Class A-16 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions of principal will be made to the Holders of the Class A-16 Certificates as described below and in the Agreement. Prior to the first Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-16
Certificateholders occurring on or after the earliest to occur of (a) the Cross-Over Date, (b) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (c) the date on which Fraud Losses exceed the Fraud Loss Amount and (d) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of this Certificate (including amounts paid in respect of such losses under the Class A-16 Policy as defined below) will be made only in lots equal to $1,000 initial principal balance  and in  accordance  with the  priorities  and  procedures  set forth in
Section 4.07 of the Agreement (i) at the request of the authorized representatives of Deceased Holders, (ii) at the request of Living Holders and
(iii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-16 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-16 Certificates, as described in the Agreement. Any Non-Supported Interest Shortfall allocated to the Class A-16 Certificates will be covered, to the extent available, by funds in the Reserve Fund, to the extent described in the Agreement and then by the Class A-16 Policy described below.

                  The Class A-16 Certificates will be entitled to the benefits of a Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. (the "Class A-16 Policy") to the extent described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-17
                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-17

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-17 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-17 Certificates required to be distributed to Holders of Class A-17 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The Class A-17 Certificates are not entitled to distributions in respect of interest.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, at an issue price of 40.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 60.00000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 5.72%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-18
                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-18

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1996

CUSIP No.:                             First Distribution Date:  August 25, 1996

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-18 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-18 Certificates required to be distributed to Holders of Class A-18 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-18 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-18 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 95.90630%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.09370000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.03%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-19
                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-19

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR (EXCEPT AS DESCRIBED HEREIN) PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS   CERTIFIES  THAT   ___________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-19 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the Class A Subclass Distribution Amount for the Class A-19 Certificates for such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. Distributions of principal will be made to the Holders of the Class A-19 Certificates as described below and in the Agreement. Prior to the first Distribution Date following the first Distribution Date on which any principal losses are allocated to the Class A-19
Certificateholders occurring on or after the earliest to occur of (a) the Cross-Over Date, (b) the date on which Special Hazard Losses exceed the Special Hazard Loss Amount, (c) the date on which Fraud Losses exceed the Fraud Loss Amount and (d) the date on which Bankruptcy Losses exceed the Bankruptcy Loss Amount, distributions in reduction of the principal balance of this Certificate (including amounts paid in respect of such losses under the Class A-19 Policy as defined below) will be made only in lots equal to $1,000 initial principal balance  and in  accordance  with the  priorities  and  procedures  set forth in
Section 4.07 of the Agreement (i) at the request of the authorized representatives of Deceased Holders, (ii) at the request of Living Holders and
(iii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-19 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-19 Certificates, as described in the Agreement. Any Non-Supported Interest Shortfall allocated to the Class A-19 Certificates will be covered, to the extent available, by funds in the Reserve Fund, to the extent described in the Agreement and then by the Class A-19 Policy described below.

                  The Class A-19 Certificates will be entitled to the benefits of a Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. (the "Class A-19 Policy") to the extent described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                   NORWEST ASSET SECURITIES CORPORATION, INC.
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1996

CUSIP No.:                             First Distribution Date:  August 25, 1996

Percentage Interest evidenced          Denomination:  $100.00
by this Certificate: 100%

                  THIS   CERTIFIES   THAT   __________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota,
National  Association,  as master servicer (the "Master  Servicer"),  First Bank
National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator


                        By____________________________
                          Authorized Officer

Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-LR CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-LR CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-LR CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS A-LR


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                   NORWEST ASSET SECURITIES CORPORATION, INC.
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $100.00
by this Certificate: 100%

                  THIS   CERTIFIES   THAT   __________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota,
National  Association,  as master servicer (the "Master  Servicer"),  First Bank
National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-LR Certificate required to be distributed to the Holders of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator


                        By____________________________
                          Authorized Officer

Countersigned:

First Bank National Association,
  Trust Administrator

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND FINANCIAL SECURITY ASSURANCE INC. AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 94.37100%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.62900000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.26%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                           Trust Administrator

                        By____________________________
                           Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, FINANCIAL SECURITY ASSURANCE INC. AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1996

CUSIP No.:                         First Distribution Date:  August 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 92.30400%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.69600000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.56%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY ASSURANCE INC., THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   July 1, 1996

CUSIP No.:                          First Distribution Date:  August 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 90.30700%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 9.69300000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.85%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY ASSURANCE INC., THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   July 1, 1996

CUSIP No.:                            First Distribution Date:  August 25, 1996

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 73.63700%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 26.36300000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.79%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY ASSURANCE INC., THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 61.82700%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 38.17300000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.59%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, FINANCIAL SECURITY ASSURANCE INC., THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1, CLASS B-6

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   July 1, 1996

CUSIP No.:                        First Distribution Date:  August 25, 1996

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

                  THIS  CERTIFIES  THAT   ____________________________   is  the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Financial Security (as defined in the Agreement) and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

                  Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

                  No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters, as described in the Agreement.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate is issued on July 25, 1996, and based on its issue price of 24.50000%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 175% SPA (as defined in the Prospectus Supplement dated July 16, 1996 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-R and Class A-LR Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 75.50000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 36.38%. There is no short first accrual period.

                  This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

                  Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 25, 1996

                        First Bank National Association,
                          Trust Administrator

                        By____________________________
                          Authorized Officer


Countersigned:

First Bank National Association,
  Trust Administrator


By ________________________
   Authorized Officer

                                    EXHIBIT C

                                   [Reserved]

                                    EXHIBIT D


                 [Form of Reverse of Series 1996-1 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-1

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



          (Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:



Social Security or other Identifying Number of Assignee:



Dated:

                                  -----------------------------------
                                  Signature by or on behalf of assignor

                                  -----------------------------------
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ___________________________________________ for the account of  _______________________________________________  account  number
_____________,        or,       if        mailed       by       check,        to
_______________________________________________________.  Applicable  statements should  be mailed to  ____________________.  This  information  is  provided  by
______________________,       the      assignee       named      above,       or
___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST BANK NATIONAL ASSOCIATION, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H T H A T

                  WHEREAS, the Seller, the Master Servicer, the Trust Administrator and Firstar Trust Company, as trustee, have entered into a Pooling and Servicing Agreement dated as of July 25, 1996 relating to the issuance of Mortgage Pass-Through Certificates, Series 1996-1 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

                  Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

                  Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master
Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public Trust Administrator or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

                  Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

                  Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

                  Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              FIRST BANK NATIONAL ASSOCIATION

180 East Fifth Street                 By:
St. Paul, Minnesota  55101            Name:
                                      Title:



Address:                              NORWEST ASSET SECURITIES
                                      CORPORATION
5325 Spectrum Drive
Frederick, Maryland  21703            By:
                                      Name:
                                      Title:



Address:                              NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION
5325 Spectrum Drive
Frederick, Maryland  21703            By:
                                      Name:
                                      Title:


Address:                              [CUSTODIAN]

                                      By:
                                      Name:
                                      Title:

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

                  On this  ____  day of  _________,  19__,  before  me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of
Norwest Asset Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                                              Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

                  On this  ____  day of  _________,  19__,  before  me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of
Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                                               Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

                  On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                                               Notary Public




[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

                  On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                                                 Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1

NASCOR
NMI /
1996-1
20, 25, & 30 YEAR
FIXED RATE NON-RELOCATION LOANS


(i)       (ii)                                                (iii)     (iv)         (v)           (vi)         (vii)        (viii)
- -----     ---------------------   -----      -----      --------  --------     --------      ----------   --------     ----------
                                                                               NET
MORTGAGE                                                          MORTGAGE     MORTGAGE      CURRENT      ORIGINAL     SCHEDULED
LOAN                                         ZIP        PROPERTY  INTEREST     INTEREST      MONTHLY      TERM TO      MATURITY
NUMBER    CITY                    STATE      CODE       TYPE      RATE         RATE          PAYMENT      MATURITY     DATE
- --------  ------------------------------------------------------  --------     --------      ----------   --------     -----------

6990000   BETHESDA                MD           20817       SFD       7.500         7.230        $1,894.88     360          1-May-26
6990001   DES MOINES              IA           50312       SFD       8.375         8.105        $2,292.38     360          1-May-26
6990004   LITITZ                  PA           17543       SFD       8.125         7.855        $1,742.27     360          1-May-26
6990006   VIRGINIA BEACH          VA           23452       SFD       7.625         7.355        $1,965.55     360          1-Mar-26
6990008   ALBUQUERQUE             NM           87122       SFD       7.750         7.480        $1,937.18     360          1-Jun-26
6990010   EDEN PRAIRIE            MN           55344       SFD       8.250         7.980        $2,328.93     360          1-May-26
6990011   SCOTTSDALE              AZ           85260       SFD       8.375         8.105        $1,915.39     360          1-Jun-26
6990013   INDIANAPOLIS            IN           46237       SFD       8.000         7.730        $1,717.01     360          1-May-26
6990015   HUNTINGTON BEACH        CA           92648       SFD       7.875         7.605        $2,012.80     360          1-May-26
6990017   LAS VEGAS               NV           89126       SFD       8.500         8.230        $3,668.49     360          1-May-26
6990018   LAS VEGAS               NV           89134       SFD       8.250         7.980        $2,488.20     360          1-Apr-26
6990019   NAPA                    CA           94558       SFD       7.875         7.605        $1,645.55     360          1-May-26
6990020   MILTON                  FL           32583       SFD       8.625         8.355        $1,847.26     360          1-May-26
6990021   WESTERLY                RI           02891       SFD       8.500         8.230        $3,844.57     360          1-May-26
6990024   KENSINGTON              CA           94707       SFD       8.750         8.480        $1,494.73     360          1-Oct-24
6990025   BRAINTREE               MA           02184       SFD       7.500         7.230        $1,461.36     360          1-Sep-23
6990029   AURORA                  IL           60506       SFD       9.000         8.730        $2,071.50     360          1-May-26
6990030   SALT LAKE CITY          UT           84121       SFD       8.500         8.230        $1,643.56     360          1-Dec-25
6990034   SANDY                   UT           84092       SFD       7.875         7.605        $2,022.80     357          1-Sep-25
6990038   CORONADO                CA           92118       SFD       7.875         7.605        $2,465.24     360          1-Jan-26
6990039   VIENNA                  VA           22182       SFD       8.250         7.980        $2,644.46     360          1-Nov-25
6990042   BOWIE                   MD           20716       SFD       7.375         7.105        $1,471.83     360          1-Feb-26
6990044   RANCHO PALOS VERDES     CA           90275       SFD       7.625         7.355        $1,775.15     360          1-Feb-26
6990046   CAMPBELL                CA           95008       SFD       8.000         7.730        $2,069.22     360          1-Jan-26
6990047   EADS                    TN           38028       SFD       7.750         7.480        $2,256.70     360          1-May-26
6990048   SALT LAKE CITY          UT           84124       SFD       7.875         7.605        $2,257.87     360          1-Feb-26
6990053   SAN MATEO               CA           94402       SFD       8.000         7.730        $2,935.06     360          1-Feb-26
6990054   BURLINGAME              CA           94010       SFD       7.500         7.230        $1,560.65     360          1-Feb-26
6990055   COLUMBIA                CA           95310       SFD       7.875         7.605        $1,863.43     360          1-Feb-26
6990057   SUNNYVALE               CA           94086       SFD       7.750         7.480        $1,654.91     360          1-Mar-26
6990058   ATLANTA                 GA           30307       SFD       7.625         7.355        $3,170.56     360          1-Feb-26
6990060   LUTHERVILLE             MD           21093       SFD       8.250         7.980        $7,512.67     360          1-Apr-26
6990062   TAHLEQUAH               OK           74464       SFD       7.375         7.105        $1,505.67     360          1-Apr-26
6990064   BOSTON                  MA           02116       LCO       7.875         7.605        $2,066.45     360          1-Apr-26
6990065   RED BANK                NJ           07701       SFD       8.625         8.355        $2,566.71     360          1-May-26
6990066   MILFORD                 MA           01757       SFD       7.250         6.980        $1,595.61     360          1-Apr-26
6990069   JAMES CITY COUNTY       VA           23188       SFD       7.750         7.480        $1,988.40     360          1-Apr-26
6990070   PASCAGOULA              MS           39567       SFD       7.375         7.105        $2,251.60     360          1-Apr-26
6990071   WINNETKA                IL           60093       SFD       7.625         7.355        $2,548.06     360          1-Apr-26
6990072   WHITESTONE              NY           11357       SFD       7.500         7.230        $1,587.22     360          1-Mar-26
6990073   METAIRIE                LA           70005       SFD       7.750         7.480        $4,298.47     360          1-Apr-26
6990075   LITTLE ROCK             AR           72211       SFD       7.500         7.230        $3,303.79     360          1-Apr-26
6990077   RIVER FOREST            IL           60305       SFD       7.625         7.355        $2,385.27     360          1-May-26
6990078   SCOTTSDALE              AZ           85259       SFD       7.750         7.480        $2,507.44     360          1-Mar-26
6990080   LEBANON                 OH           45036       SFD       8.250         7.980        $1,961.97     360          1-May-25
6990082   ROSEVILLE               MN           55113       SFD       7.500         7.230        $4,111.38     360          1-Mar-26
6990085   GLENCOE                 IL           60022       SFD       7.500         7.230        $2,447.26     360          1-Apr-26
6990086   KINNELON                NJ           07405       SFD       8.250         7.980        $2,141.11     360          1-Mar-26
6990087   BELLE MEAD              NJ           08502       SFD       7.625         7.355        $2,151.69     360          1-May-26
6990088   ARLINGTON               TX           76016       SFD       7.625         7.355        $2,477.28     360          1-May-26
6990091   MALIBU                  CA           90265       SFD       7.750         7.480        $2,829.83     360          1-Apr-26
6990092   TUCSON                  AZ           85750       SFD       7.750         7.480        $1,948.64     360          1-Apr-26
6990094   MANHASSET               NY           11030       SFD       7.750         7.480        $3,152.21     360          1-May-26
6990095   GUNTERSVILLE            AL           35976       SFD       7.250         6.980        $2,387.62     360          1-May-26
6990096   PHOENIX                 AZ           85016       SFD       7.875         7.605        $2,001.19     360          1-Apr-26
6990097   ANNAPOLIS               MD           21045       SFD       7.750         7.480        $2,468.04     360          1-Apr-26
6990098   BRENTWOOD               TN           37027       SFD       7.750         7.480        $1,719.39     360          1-Apr-26
6990100   GLENVIEW                IL           60025       SFD       7.625         7.355        $3,291.24     360          1-May-26
6990101   OAKBROOK                IL           60521       SFD       7.625         7.355        $3,538.97     360          1-Apr-26
6990102   MAITLAND                FL           32751       SFD       7.750         7.480        $1,805.51     349          1-May-25
6990104   LITTLETON               CO           80123       SFD       7.750         7.480        $1,662.08     360          1-Mar-26
6990106   THOUSAND OAKS           CA           91362       SFD       8.500         8.230        $7,689.14     360          1-Apr-26
6990107   BURLINGTON              MA           01803       SFD       7.375         7.105        $1,795.76     360          1-May-26
6990108   LONG BEACH TOWNSH       NJ           08008       SFD       8.125         7.855        $2,672.99     360          1-May-26
6990109   DULUTH                  GA           30155       SFD       7.750         7.480        $2,159.98     360          1-Apr-26
6990110   BOUNTIFUL               UT           84010       SFD       7.875         7.605        $2,610.25     360          1-Mar-26
6990111   STAMFORD                CT           06903       SFD       8.125         7.855        $2,227.49     360          1-Apr-26
6990113   FRANKLIN TOWNSHIP       NJ           08873       SFD       8.375         8.105        $2,189.01     360          1-Apr-26
6990115   BRECKENRIDGE            CO           80424       PUD       8.000         7.730        $2,259.99     360          1-May-26
6990116   LAFAYETTE               CO           80026       SFD       7.500         7.230        $1,762.03     360          1-Apr-26
6990117   LOS ANGELES             CA           91326       SFD       8.750         8.480        $2,753.46     360          1-May-26
6990118   MILLIS                  MA           02054       SFD       7.875         7.605        $1,957.69     360          1-May-26
6990120   TULSA                   OK           74137       SFD       8.000         7.730        $1,958.78     360          1-Apr-26
6990121   ORANGE PARK             FL           32073       SFD       7.750         7.480        $1,633.42     360          1-May-26
6990122   LOS ALTOS HILLS         CA           94024       SFD       8.500         8.230        $3,210.21     360          1-May-26
6990123   BEDFORD                 NH           03110       SFD       8.250         7.980        $1,656.55     360          1-Apr-26
6990124   BARRINGTON              RI           02806       SFD       8.125         7.855        $1,758.23     360          1-Apr-26
6990127   ALTAMONTE SPRINGS       FL           32714       SFD       8.125         7.855        $2,996.54     347          1-Mar-25
6990128   ALEDO                   TX           76008       SFD       7.875         7.605        $2,392.73     360          1-Jun-26
6990129   PLEASANTON              CA           94566       SFD       7.875         7.605        $7,250.69     360          1-May-26
6990130   VIRGINIA BEACH          VA           23454       LCO       8.375         8.105        $3,484.17     360          1-May-26
6990134   ROCKY FACE              GA           30740       SFD       8.000         7.730        $2,201.30     360          1-Apr-26
6990135   EVESHAM TWP(ATCO)       NJ           08004       SFD       7.875         7.605        $1,667.66     360          1-Apr-26
6990136   VISALIA                 CA           93292       SFD       8.500         8.230        $2,275.98     360          1-May-26
6990137   RANCHO CUCAMONGA        CA           91737       SFD       8.500         8.230        $1,691.61     360          1-May-26
6990138   SCOTTSDALE              AZ           85260       SFD       8.375         8.105        $2,318.22     360          1-May-26
6990139   SCOTTSDALE              AZ           85255       SFD       7.875         7.605        $2,726.27     360          1-May-26
6990140   DAVIDSON                NC           28036       SFD       8.500         8.230        $4,613.49     360          1-May-26
6990141   BAKERSFIELD             CA           93312       SFD       8.250         7.980        $1,631.38     360          1-Apr-26
6990142   ARMONK                  NY           10504       SFD       7.750         7.480        $2,722.37     360          1-May-26
6990144   WOODINVILLE             WA           98072       SFD       8.625         8.355        $2,488.93     360          1-May-26
6990146   BENTONVILLE             AR           72712       SFD       8.000         7.730        $1,885.41     360          1-Apr-26
6990147   DOVER                   NJ           08753       SFD       8.375         8.105        $2,280.22     360          1-Apr-26
6990148   ALPHARETTA              GA           30202       SFD       7.875         7.605        $2,537.74     360          1-May-26
6990149   MINNEAPOLIS             MN           55403       SFD       8.250         7.980        $1,821.07     360          1-May-26
6990150   HINSDALE                IL           60521       SFD       8.375         8.105        $3,876.37     360          1-Apr-26
6990152   JACKSON                 MS           39211       SFD       8.625         8.355        $2,216.70     360          1-Apr-26
6990154   LONG BEACH              CA           90807       SFD       8.625         8.355        $1,751.19     360          1-May-26
6990155   LOGANVILLE              GA           30249       SFD       8.250         7.980        $1,622.06     360          1-May-26
6990156   BRIDGEWATER             NJ           08836       SFD       8.375         8.105        $2,850.27     360          1-May-26
6990157   OCALA                   FL           34480       SFD       8.625         8.355        $2,100.04     360          1-Apr-26
6990158   BOISE                   ID           83702       SFD       8.250         7.980        $2,612.91     360          1-May-26
6990159   SAN RAFAEL              CA           94903       SFD       7.250         6.980        $3,571.88     360          1-May-26
6990161   NEWPORT BEACH           CA           92660       SFD       8.375         8.105        $1,763.37     360          1-Apr-26
6990162   BOTHELL                 WA           98021       SFD       8.750         8.480        $1,911.29     360          1-Apr-26
6990164   VILLANOVA               PA           19085       SFD       7.250         6.980        $2,319.40     360          1-May-26
6990165   GILROY                  CA           95020       SFD       8.375         8.105        $2,010.40     360          1-Mar-26
6990167   ENGLEWOOD               CO           80110       SFD       8.000         7.730        $2,395.01     360          1-May-26
6990168   SANTA BARBARA           CA           93111       MF4       7.875         7.605        $2,064.27     360          1-May-26
6990169   BERKELEY                CA           94706       SFD       8.000         7.730        $1,731.68     360          1-May-26
6990170   CENTREVILLE             VA           22020       SFD       8.250         7.980        $3,348.77     360          1-Apr-26
6990171   SCOTTSDALE              AZ           85259       SFD       8.500         8.230        $3,143.32     360          1-May-26
6990172   OREM                    UT           84057       SFD       8.250         7.980        $3,268.01     360          1-Apr-26
6990173   OAKTON                  VA           22124       SFD       7.875         7.605        $1,885.18     360          1-May-26
6990174   FREMONT                 CA           94539       SFD       8.500         8.230        $3,198.68     360          1-May-26
6990175   MISSION VIEJO           CA           92692       SFD       8.125         7.855        $2,279.47     360          1-Apr-26
6990176   EDEN PRAIRIE            MN           55347       SFD       8.625         8.355        $2,994.49     360          1-May-26
6990177   WASHINGTON TOWNSH       NJ           07675       SFD       9.000         8.730        $1,910.98     360          1-May-26
6990178   LOS ANGELES             CA           90064       SFD       8.625         8.355        $3,111.16     360          1-May-26
6990180   STONE MOUNTAIN          GA           30087       SFD       8.125         7.855        $1,798.70     360          1-May-26
6990181   MILPITAS                CA           95035       SFD       7.750         7.480        $1,762.37     360          1-May-26
6990182   HOUSTON                 TX           77057       PUD       8.250         7.980        $1,803.04     360          1-May-26
6990184   VIRGINA BEACH           VA           23456       SFD       8.000         7.730        $1,724.35     360          1-May-26
6990185   SAN DIEGO               CA           92130       SFD       8.000         7.730        $2,340.71     360          1-May-26
6990187   PIEDMONT                CA           94611       SFD       8.750         8.480        $2,832.12     360          1-May-26
6990188   LAKE ARROWHEAD          CA           92352       SFD       8.000         7.730        $1,797.72     360          1-May-26
6990190   SEATTLE                 WA           98125       SFD       8.250         7.980        $2,214.73     360          1-May-26
6990191   EL GRANADA              CA           94018       SFD       8.500         8.230        $2,460.52     360          1-May-26
6990192   ALPHARETTA              GA           30202       SFD       7.750         7.480        $1,845.48     360          1-May-26
6990193   DEERFIELD               IL           60015       SFD       8.375         8.105        $1,945.78     360          1-May-26
6990194   MODESTO                 CA           95350       SFD       8.375         8.105        $1,881.18     360          1-May-26
6990195   WALNUT CREEK            CA           94598       SFD       8.375         8.105        $4,256.40     360          1-May-26
6990196   BAKERSFIELD             CA           93311       SFD       7.875         7.605        $2,117.20     360          1-May-26
6990197   BRENTWOOD               TN           37027       SFD       8.125         7.855        $3,343.47     360          1-May-26
6990198   EDEN PRAIRIE            MN           55347       SFD       8.250         7.980        $2,966.01     360          1-May-26
6990199   SAN RAMON               CA           94583       SFD       7.875         7.605        $1,838.41     360          1-May-26
6990200   DALLAS                  TX           75220       SFD       8.125         7.855        $1,894.85     360          1-May-26
6990201   VIRGINIA BEACH          VA           23451       SFD       8.375         8.105        $1,960.99     360          1-May-26
6990202   LAGUNA NIGUEL           CA           92677       SFD       8.500         8.230        $2,138.73     360          1-May-26
6990203   ENCINITAS               CA           92024       SFD       9.000         8.730        $2,045.36     360          1-May-26
6990204   RAMSEY                  NJ           07446       SFD       8.625         8.355        $1,944.47     360          1-May-26
6990205   SIERRA MADRE            CA           91024       SFD       9.125         8.855        $2,343.27     360          1-May-26
6990208   HUNTINGTON BEACH        CA           92648       SFD       8.625         8.355        $3,702.28     360          1-May-26
6990209   NATICK                  MA           01760       SFD       8.375         8.105        $1,824.17     360          1-May-26
6990211   SAN DIEGO               CA           92121       SFD       7.500         7.230        $1,605.40     360          1-Apr-26
6990212   SAN JOSE                CA           95124       SFD       7.500         7.230        $1,657.14     360          1-Apr-26
6990213   WALNUT                  CA           91789       SFD       7.500         7.230        $1,580.23     360          1-Apr-26
6990214   PALOS VERDES ESTA       CA           90274       SFD       7.500         7.230        $3,496.08     360          1-Apr-26
6990215   MANHATTAN BEACH         CA           90260       SFD       7.750         7.480        $2,751.03     360          1-Apr-26
6990216   HARBOR CITY             CA           90710       SFD       8.250         7.980        $1,784.26     360          1-Apr-26
6990217   LAKE ARROWHEAD          CA           92352       SFD       7.875         7.605        $3,262.82     360          1-Apr-26
6990218   VALENCIA                CA           91354       SFD       7.875         7.605        $1,767.00     360          1-Apr-26
6990219   LOS ANGELES             CA           90034       SFD       7.875         7.605        $1,660.41     360          1-Apr-26
6990220   TORRANCE                CA           90505       SFD       7.750         7.480        $1,934.32     360          1-Apr-26
6990221   LOS ANGELES             CA           90046       SFD       7.625         7.355        $1,970.50     360          1-Apr-26
6990222   LIVERMORE               CA           94550       SFD       7.750         7.480        $1,822.13     360          1-Apr-26
6990223   SAN DIEGO               CA           92106       SFD       7.875         7.605        $2,877.08     360          1-Apr-26
6990224   DANVILLE                CA           94506       SFD       7.875         7.605        $1,747.42     360          1-Apr-26
6990225   TUSTIN                  CA           92680       SFD       8.250         7.980        $3,095.22     360          1-Apr-26
6990226   HUNTINGTON BEACH        CA           92646       SFD       8.250         7.980        $2,005.89     360          1-Mar-26
6990227   ORANGE                  CA           92667       SFD       8.500         8.230        $1,833.86     360          1-May-26
6990228   OAKDALE                 NY           11769       SFD       8.750         8.480        $1,804.69     360          1-May-26
6990229   EL CAJON                CA           92019       SFD       8.500         8.230        $2,272.91     360          1-May-26
6990230   HUNTINGTON BEACH        CA           92648       SFD       8.000         7.730        $2,391.71     360          1-Apr-26
6990231   LOS GATOS               CA           95030       SFD       8.625         8.355        $2,667.82     360          1-May-26
6990232   EL CENTRO               CA           92243       SFD       8.750         8.480        $1,718.94     360          1-May-26
6990233   AUSTIN                  TX           78746       SFD       8.875         8.605        $1,958.48     360          1-May-26
6990234   MODESTO                 CA           95355       SFD       8.625         8.355        $2,303.04     360          1-May-26
6990235   NEWPORT BEACH           CA           92663       SFD       7.875         7.605        $3,074.30     360          1-Apr-26
6990236   RANCHO CUCAMONGA        CA           91737       SFD       7.875         7.605        $1,669.11     360          1-Apr-26
6990237   CAMARILLO               CA           93012       SFD       7.750         7.480        $1,669.25     360          1-May-26
6990238   SAN DIEGO               CA           92130       SFD       7.625         7.355        $2,050.84     360          1-May-26
6990239   BOISE                   ID           83703       SFD       8.500         8.230        $1,900.75     360          1-Jun-26
6990240   SEATTLE                 WA           98107       MF3       8.000         7.730        $1,849.09     360          1-May-26
6990242   ALBUQUERQUE             NM           87122       SFD       8.000         7.730        $1,937.14     360          1-May-26
6990243   SAN DIEGO               CA           92103       SFD       8.000         7.730        $2,839.31     360          1-Mar-26
6990244   RANCHO PALOS VERD       CA           90275       SFD       7.875         7.605        $2,806.02     360          1-Mar-26
6990245   LOS ANGELES             CA           90068       SFD       8.250         7.980        $2,103.55     360          1-Apr-26
6990246   LOS GATOS               CA           95032       SFD       8.375         8.105        $2,827.47     360          1-May-26
6990247   DALY CITY               CA           94015       SFD       8.375         8.105        $1,778.57     360          1-May-26
6990249   SHAFTER                 CA           93263       SFD       9.000         8.730        $2,085.59     360          1-Jul-25
6990250   TELLURIDE               CO           81435       SFD       8.500         8.230        $2,252.92     360          1-May-26
6990251   EDEN PRAIRIE            MN           55346       SFD       8.375         8.105        $2,531.05     360          1-May-26
6990254   ALEXANDRIA              VA           22309       SFD       7.375         7.105        $1,491.86     360          1-May-26
6990255   ARLINGTON               VA           22207       SFD       7.625         7.355        $2,422.08     360          1-May-26
6990256   VIENNA                  VA           22182       SFD       7.875         7.605        $1,853.57     360          1-May-26
6990257   ARLINGTON               VA           22201       SFD       8.125         7.855        $2,340.36     360          1-May-26
6990259   WASHINGTON              DC           20015       SFD       7.875         7.605        $1,844.58     360          1-May-26
6990260   BRANDON                 FL           33511       SFD       7.500         7.230        $1,498.77     360          1-May-26
6990263   CARBONDALE              CO           81623       SFD       7.625         7.355        $2,618.84     360          1-Mar-26
6990264   CARBONDALE              CO           81623       SFD       8.000         7.730        $2,568.18     360          1-May-26
6990266   WESTBOROUGH             MA           01581       SFD       7.625         7.355        $2,184.26     360          1-Apr-26
6990268   PUKALANI                HI           96768       SFD       7.875         7.605        $4,205.41     360          1-May-26
6990273   MONTGOMERY              NJ           08558       SFD       7.250         6.980        $2,148.86     360          1-May-26
6990275   IRVING                  TX           76501       SFD       8.250         7.980        $1,727.92     360          1-May-26
6990276   SOUTHWEST HARBOR        ME           04679       SFD       8.875         8.605        $1,987.13     360          1-May-26
6990277   GRAND ISLAND            NE           68803       SFD       8.000         7.730        $1,687.66     360          1-May-26
6990280   PENFIELD                NY           14580       SFD       8.250         7.980        $1,884.18     360          1-May-26
6990281   LIVINGSTON              NJ           07039       SFD       8.375         8.105        $3,761.60     360          1-May-26
6990282   RINGOES                 NJ           08551       SFD       7.750         7.480        $1,960.60     360          1-May-26
6990283   SILVER SPRING           MD           20904       SFD       7.500         7.230        $2,020.73     360          1-Apr-26
6990286   MOUNTAIN VIEW           CA           94040       SFD       8.000         7.730        $1,590.07     360          1-May-26
6990288   ANAHEIM                 CA           92807       SFD       8.375         8.105        $1,641.76     360          1-May-26
6990289   LA CRESCENTA AREA       CA           91214       SFD       8.000         7.730        $2,164.61     360          1-May-26
6990292   SHERMAN OAKS AREA       CA           91403       SFD       8.250         7.980        $1,872.91     360          1-Apr-26
6990295   SANTA BARBARA           CA           93109       SFD       8.750         8.480        $1,825.14     360          1-May-26
6990296   KILAUEA                 HI           96754       SFD       8.250         7.980        $3,005.07     360          1-May-26
6990297   SANTA BARBARA           CA           93105       SFD       8.625         8.355        $2,485.04     360          1-May-26
6990298   TORRANCE                CA           90505       SFD       8.750         8.480        $1,976.58     360          1-May-26
6990299   HUNTINGTON BEACH        CA           92646       SFD       8.750         8.480        $2,106.39     360          1-May-26
6990300   SOUTH LAGUNA BEAC       CA           92677       SFD       8.375         8.105        $1,748.17     360          1-May-26
6990301   LA CANADA FLINTRI       CA           91011       SFD       8.875         8.605        $2,327.26     360          1-May-26
6990302   BERKELEY HEIGHTS        NJ           07076       SFD       7.750         7.480        $2,385.66     360          1-Apr-26
6990303   RENO                    NV           89502       SFD       8.000         7.730        $2,179.29     360          1-Apr-26
6990306   COMMERCE TWP            MI           48382       SFD       8.125         7.855        $2,027.02     360          1-Jun-26
6990308   PARADISE VALLEY         AZ           85253       SFD       8.625         8.355        $4,666.74     360          1-May-26
6990311   FORT COLLINS            CO           80525       SFD       8.000         7.730        $1,831.48     360          1-Apr-26
6990313   LANHAM                  MD           20706       SFD       8.750         8.480        $2,304.84     360          1-May-26
6990314   FRESNO                  CA           93720       SFD       8.125         7.855        $2,202.62     360          1-Jun-26
6990315   GREEN VALLEY            AZ           85614       SFD       8.000         7.730        $1,929.81     360          1-May-26
6990316   KAILUA                  HI           96734       SFD       7.875         7.605        $2,555.88     360          1-May-26
6990319   FOLSOM                  CA           95630       SFD       8.125         7.855        $1,578.14     360          1-Apr-26
6990322   CORDOVA                 TN           38018       SFD       7.500         7.230        $2,517.18     360          1-May-26
6990323   COOPER CITY             FL           33026       SFD       7.750         7.480        $1,735.44     360          1-May-26
6990324   RESTON                  VA           22091       SFD       8.375         8.105        $1,596.16     360          1-May-26
6990325   SIOUX FALLS             SD           57105       SFD       8.500         8.230        $2,191.41     360          1-May-26
6990327   SUNDANCE                UT           84058       SFD       8.625         8.355        $1,750.03     360          1-May-26
6990329   POQUOTT                 NY           11733       SFD       8.625         8.355        $3,857.84     360          1-May-26
6990330   POUND RIDGE             NY           10576       SFD       8.500         8.230        $1,883.84     360          1-May-26
6990331   NORTH SALEM             NY           10560       SFD       8.500         8.230        $2,126.05     360          1-Jun-26
6990332   SHAVERTOWN              PA           18708       SFD       7.875         7.605        $1,859.81     360          1-May-26
6990334   BRECKENRIDGE            CO           80424       SFD       8.250         7.980        $1,724.91     360          1-May-26
6990335   BRECKENRIDGE            CO           80424       SFD       8.500         8.230        $2,491.28     360          1-May-26
6990336   BETHLEHEM               CT           06751       SFD       8.625         8.355        $2,411.15     360          1-May-26
6990337   WOODBURY                CT           06798       SFD       8.625         8.355        $1,633.36     360          1-May-26
6990341   PARK CITY               UT           84060       SFD       8.125         7.855        $1,603.79     360          1-May-26
6990343   SUNNYVALE               CA           94086       SFD       7.875         7.605        $1,776.42     360          1-Apr-26
6990344   BELMONT                 CA           94002       SFD       8.375         8.105        $2,043.07     360          1-Apr-26
6990345   SARATOGA                CA           95070       SFD       8.250         7.980        $4,150.75     360          1-May-26
6990347   WALNUT CREEK            CA           94598       SFD       8.375         8.105        $1,785.41     360          1-May-26
6990348   SOUTH SAN FRANCIS       CA           94080       SFD       8.250         7.980        $1,698.61     360          1-May-26
6990349   SAN MARTIN              CA           95046       SFD       8.875         8.605        $2,044.81     360          1-Jun-26
6990350   SAN JOSE                CA           95118       SFD       7.875         7.605        $2,421.73     360          1-May-26
6990351   CUPERTINO               CA           95014       SFD       8.750         8.480        $2,753.45     360          1-May-26
6990352   BERKELEY                CA           94708       SFD       8.125         7.855        $1,966.13     360          1-May-26
6990353   PLEASANTON              CA           94588       SFD       8.750         8.480        $2,048.57     360          1-May-26
6990354   SALINAS                 CA           93901       SFD       8.250         7.980        $2,404.05     360          1-May-26
6990355   SOQUEL                  CA           95073       SFD       8.375         8.105        $1,702.56     360          1-May-26
6990356   ALAMEDA                 CA           94501       SFD       8.750         8.480        $2,202.76     360          1-May-26
6990358   PALO ALTO               CA           94303       SFD       8.750         8.480        $3,461.48     360          1-May-26
6990359   SAN JOSE                CA           95135       SFD       8.875         8.605        $2,227.81     360          1-May-26
6990360   DANVILLE                CA           94526       SFD       8.125         7.855        $1,930.49     360          1-May-26
6990361   SHERMAN OAKS AREA       CA           91401       SFD       8.250         7.980        $1,938.27     360          1-May-26
6990362   ARCADIA                 CA           91007       SFD       8.625         8.355        $2,457.82     360          1-May-26
6990363   MONTEREY PARK           CA           91754       SFD       8.250         7.980        $1,743.31     360          1-Apr-26
6990364   PASADENA AREA           CA           91107       SFD       8.375         8.105        $1,618.95     360          1-Apr-26
6990365   ARCADIA                 CA           91006       SFD       8.750         8.480        $4,515.66     360          1-May-26
6990366   LA VERNE                CA           91750       SFD       8.375         8.105        $1,915.38     360          1-May-26
6990369   LOS ANGELES             CA           91311       SFD       8.500         8.230        $1,591.66     360          1-May-26
6990370   ARCADIA                 CA           91006       SFD       8.625         8.355        $2,115.59     360          1-May-26
6990371   SAN MARINO              CA           91108       SFD       8.875         8.605        $2,376.39     360          1-May-26
6990375   CARLSBAD                CA           92008       SFD       8.000         7.730        $1,584.93     360          1-May-26
6990376   REDLANDS                CA           92373       SFD       8.250         7.980        $2,121.95     360          1-Apr-26
6990377   BONSALL                 CA           92003       SFD       8.750         8.480        $4,405.52     360          1-May-26
6990378   POWAY                   CA           92064       SFD       8.750         8.480        $2,287.29     360          1-May-26
6990379   CARDIFF                 CA           92007       SFD       8.625         8.355        $1,764.03     360          1-May-26
6990380   YORKTOWN HEIGHTS        NY           10507       SFD       8.500         8.230        $1,711.61     360          1-Dec-25
6990381   WHITE PLAINS            NY           10604       SFD       8.625         8.355        $1,960.04     360          1-May-26
6990382   FARMINGTON              UT           84025       SFD       8.500         8.230        $2,133.74     360          1-May-26
6990383   LAKE HAVASU CITY        AZ           86406       SFD       8.375         8.105        $1,744.37     360          1-May-26
6990384   LAKE HAVASU CITY        AZ           86406       SFD       8.000         7.730        $1,848.36     360          1-May-26
6990385   MINNETONKA              MN           55343       SFD       8.125         7.855        $1,745.62     360          1-Mar-26
6990387   KETCHUM                 ID           83340       SFD       8.500         8.230        $1,883.84     360          1-May-26
6990388   VANCOUVER               WA           98685       SFD       8.625         8.355        $1,610.02     360          1-Apr-26
6990389   LAKE OSWEGO             OR           97035       SFD       8.625         8.355        $3,888.95     360          1-May-26
6990390   PORTLAND                OR           97201       SFD       8.375         8.105        $2,547.76     360          1-May-26
6990391   AURORA                  OR           97002       SFD       8.500         8.230        $1,922.28     360          1-Jun-26
6990392   VANCOUVER               WA           98665       SFD       8.875         8.605        $1,866.03     360          1-May-26
6990393   CLACKAMAS               OR           97015       SFD       8.375         8.105        $2,091.72     360          1-May-26
6990394   VANCOUVER               WA           98685       SFD       8.875         8.605        $1,987.12     360          1-May-26
6990395   FREMONT                 CA           94539       SFD       7.875         7.605        $1,925.06     360          1-Apr-26
6990396   ST HELENA               CA           94574       SFD       8.250         7.980        $4,319.79     360          1-May-26
6990398   LOS ALTOS               CA           94024       SFD       8.250         7.980        $2,343.96     360          1-Jun-26
6990399   BELMONT                 CA           94002       SFD       7.250         6.980        $1,601.02     300          1-May-21
6990400   BURLINGAME              CA           94010       SFD       7.875         7.605        $3,349.83     360          1-May-26
6990402   MISSION VIEJO           CA           92691       SFD       8.625         8.355        $2,387.82     360          1-May-26
6990403   POWAY                   CA           92064       SFD       8.500         8.230        $2,129.90     360          1-May-26
6990405   CAYUCOS                 CA           93430       SFD       8.125         7.855        $2,164.38     360          1-May-26
6990407   REDWOOD CITY            CA           94061       SFD       7.750         7.480        $3,775.50     360          1-May-26
6990408   LOS ANGELES             CA           90027       SFD       8.000         7.730        $2,017.86     360          1-May-26
6990409   GLENDALE                AZ           85310       SFD       7.750         7.480        $1,549.60     360          1-Apr-26
6990410   LAGUNA BEACH            CA           92651       SFD       8.250         7.980        $2,914.92     360          1-May-26
6990411   SCIO                    OR           97374       SFD       8.500         8.230        $1,968.42     360          1-Apr-26
6990412   HENDERSON               NV           89015       SFD       8.375         8.105        $6,641.32     360          1-Apr-26
6990413   LAS VEGAS               NV           89128       SFD       8.125         7.855          $445.50     360          1-Apr-26
6990414   SIERRA MADRE            CA           91024       SFD       8.000         7.730        $2,061.88     360          1-Apr-26
6990415   SANTA CLARITA           CA           91350       SFD       7.750         7.480        $3,385.05     360          1-Apr-26
6990416   SAN DIMAS               CA           91773       SFD       8.500         8.230        $1,826.17     360          1-Jun-26
6990417   LITTLETON               CO           80124       SFD       8.375         8.105        $1,672.16     360          1-May-26
6990418   ARCADIA                 CA           91007       SFD       8.500         8.230        $1,768.50     360          1-May-26
6990420   NEWPORT BEACH           CA           92625       SFD       8.000         7.730        $2,891.03     360          1-May-26
6990421   LAS VEGAS               NV           89129       SFD       8.750         8.480        $1,868.41     360          1-Apr-26
6990423   VALENCIA AREA           CA           91354       SFD       8.000         7.730        $2,178.91     360          1-May-26
6990424   SANTA CLARITA           CA           91350       SFD       7.875         7.605        $1,729.29     360          1-Apr-26
6990425   CAMARILLO               CA           93012       SFD       7.875         7.605        $1,647.00     360          1-May-26
6990426   LA QUINTA               CA           92253       SFD       8.375         8.105        $2,052.19     360          1-May-26
6990427   SAN DIMAS               CA           91773       SFD       7.625         7.355        $1,521.05     360          1-May-26
6990428   LA VERNE                CA           91750       SFD       8.000         7.730        $2,615.14     360          1-May-26
6990431   ROCKLIN                 CA           95677       SFD       8.250         7.980        $1,641.15     360          1-May-26
6990432   GRAEAGLE                CA           96103       SFD       8.000         7.730        $1,816.07     360          1-Apr-26
6990433   FOLSOM                  CA           95630       SFD       8.250         7.980        $1,834.60     360          1-May-26
6990434   HUNTINGTON BEACH        CA           92648       SFD       7.500         7.230        $2,796.86     360          1-May-26
6990435   TORRANCE                CA           90505       SFD       8.125         7.855        $1,819.12     360          1-May-26
6990436   PLEASANT HILL           CA           94523       SFD       8.125         7.855        $1,692.53     360          1-May-26
6990442   HOWELL                  NJ           07727       SFD       8.625         8.355        $1,773.36     360          1-May-26
6990444   CRANBURY TOWNSHIP       NJ           08512       SFD       8.250         7.980        $1,590.81     360          1-May-26
6990445   RANCHO SANTA MARG       CA           92688       SFD       8.250         7.980        $1,772.61     360          1-May-26
6990446   CORONA                  CA           91720       SFD       8.375         8.105        $1,662.28     360          1-May-26
6990447   CORONA                  CA           91720       SFD       7.500         7.230        $1,532.68     360          1-Apr-26
6990450   IRVINE                  CA           92714       SFD       7.250         6.980        $2,046.53     360          1-Mar-26
6990451   PLACENTIA               CA           92670       SFD       8.250         7.980        $1,813.56     360          1-Apr-26
6990453   (TRABUCO CANYON A       CA           92679       SFD       8.250         7.980        $2,042.69     360          1-May-26
6990454   ANAHEIM                 CA           92808       SFD       8.250         7.980        $3,005.07     360          1-May-26
6990455   TARZANA AREA            CA           91356       SFD       8.125         7.855        $2,821.49     360          1-May-26
6990456   (VALENCIA AREA)         CA           91354       SFD       8.250         7.980        $1,838.35     360          1-May-26
6990457   OCEANSIDE               CA           92057       SFD       8.500         8.230        $1,610.10     360          1-May-26
6990458   SAN JOSE                CA           95138       SFD       8.250         7.980        $1,803.04     360          1-Jun-26
6990459   SAN DIEGO               CA           92131       SFD       8.375         8.105        $2,082.22     360          1-May-26
6990460   OXNARD                  CA           93030       SFD       8.375         8.105        $1,709.78     360          1-May-26
6990461   HERCULES                CA           94547       SFD       8.000         7.730        $1,584.94     360          1-May-26
6990462   WOODBURY                MN           55125       SFD       8.000         7.730        $1,639.32     360          1-May-26
6990463   TUALATIN                OR           97062       SFD       7.500         7.230        $2,092.75     360          1-May-26
6990464   NAPLES                  FL           33942       SFD       8.125         7.855        $3,712.49     360          1-Jun-26
6990465   OMAHA                   NE           68118       SFD       8.250         7.980        $2,546.80     360          1-Apr-26
6990467   BOULDER                 CO           80304       SFD       8.250         7.980        $3,696.24     360          1-Apr-26
6990468   YREKA                   CA           96097       SFD       7.500         7.230        $2,796.86     360          1-May-26
6990469   COVINGTON               LA           70433       SFD       8.250         7.980        $2,223.75     360          1-May-26
6990471   LOS GATOS               CA           95032       SFD       7.250         6.980        $1,773.66     360          1-May-26
6990472   SAN RAMON               CA           94583       SFD       8.250         7.980        $1,848.12     360          1-May-26
6990473   SAN RAMON               CA           94583       SFD       8.625         8.355        $1,976.98     360          1-May-26
6990474   SAN RAMON               CA           94583       SFD       8.250         7.980        $1,721.93     360          1-May-26
6990475   WOODINVILLE             WA           98072       SFD       7.875         7.605        $2,407.24     360          1-Jun-26
6990476   FORT LAUDERDALE         FL           33316       SFD       8.250         7.980        $2,143.37     360          1-Jun-26
6990477   MISSOULA                MT           59801       SFD       8.250         7.980        $1,983.35     360          1-May-26
6990478   STEAMBOAT SPRINGS       CO           80487       SFD       8.375         8.105        $1,786.17     360          1-May-26
6990481   HOUSTON                 TX           77024       SFD       7.500         7.230        $3,356.23     360          1-Jan-26
6990495   ROSEBURG                OR           97470       SFD       8.000         7.730        $1,628.96     360          1-May-26
6990496   VESTAL                  NY           13850       SFD       8.000         7.730        $2,000.61     360          1-Apr-26
6990497   BAY HEAD                NJ           08742       SFD       8.125         7.855        $3,403.61     360          1-May-26
6990498   PEARL RIVER             NY           10965       SFD       7.875         7.605        $2,131.71     360          1-May-26
6990499   MORRISTOWN              NJ           07960       SFD       7.250         6.980        $3,410.89     360          1-Apr-26
6990500   BRIDGEWATER             NJ           08807       SFD       8.500         8.230        $1,799.26     360          1-Jun-26
6990501   DEAL                    NJ           07723       SFD       8.750         8.480        $6,883.63     360          1-May-26
6990502   FLORHAM PARK            NJ           07932       SFD       7.875         7.605        $2,494.24     360          1-Apr-26
6990504   TAOS                    NM           87571       SFD       8.500         8.230        $1,876.15     360          1-Apr-26
6990505   MARIPOSA                CA           95338       SFD       8.000         7.730        $1,739.02     360          1-May-26
6990507   DALLAS                  TX           75231       SFD       7.750         7.480        $1,991.63     360          1-Mar-26
6990509   DALLAS                  TX           75234       SFD       8.125         7.855        $1,651.31     360          1-Apr-26
6990510   PLANO                   TX           75093       PUD       8.125         7.855        $4,033.24     360          1-May-26
6990511   GEORGETOWN              MA           01833       SFD       8.875         8.605        $2,154.21     360          1-May-26
6990512   NORTHBORO               MA           01532       SFD       7.625         7.355        $1,620.47     360          1-May-26
6990513   ANNANDALE               VA           22003       SFD       7.875         7.605        $1,746.70     360          1-May-26
6990514   CLIFTON                 VA           22024       SFD       8.000         7.730        $3,041.83     360          1-May-26
6990515   CENTREVILLE             VA           22020       SFD       7.750         7.480        $1,927.15     360          1-May-26
6990516   PORTLAND                OR           97221       SFD       8.125         7.855        $2,034.45     360          1-May-26
6990517   ELKHORN                 NE           68022       SFD       8.000         7.730        $2,222.21     360          1-May-26
6990518   RYE                     NY           10580       SFD       7.875         7.605        $4,712.96     360          1-Feb-26
6990519   SOUTH NYACK             NY           10960       SFD       8.500         8.230        $3,037.21     360          1-May-26
6990520   WOODBURY                MN           55125       SFD       7.375         7.105        $2,072.03     360          1-May-26
6990521   PALM HARBOR             FL           34683       SFD       8.250         7.980        $1,615.23     360          1-Apr-26
6990522   GREENLAND               NH           03840       SFD       8.750         8.480        $1,829.48     360          1-May-26
6990524   NEW MARKET              MN           55044       SFD       7.625         7.355        $1,668.98     360          1-Apr-26
6990525   EDINA                   MN           55424       SFD       7.000         6.730        $2,075.22     360          1-Mar-26
6990526   E FALMOUTH              MA           02540       SFD       8.500         8.230        $1,730.06     360          1-May-26
6990527   OSTERVILLE              MA           02655       SFD       8.250         7.980        $2,779.69     360          1-May-26
6990528   GRASS VALLEY            CA           95949       SFD       8.500         8.230        $1,799.26     360          1-Jun-26
6990529   ROCHESTER               MI           48306       SFD       7.875         7.605        $3,683.36     360          1-May-26
6990530   CHICAGO                 IL           60611       LCO       7.875         7.605        $1,990.32     360          1-May-26
6990531   BORING                  OR           97009       SFD       8.750         8.480        $2,395.51     360          1-May-26
6990532   SAN DIEGO               CA           92106       SFD       7.375         7.105        $3,367.05     360          1-Feb-26
6990534   CORONADO                CA           92118       SFD       8.625         8.355        $2,289.82     360          1-May-26
6990535   CORONADO                CA           92118       PUD       8.625         8.355        $1,818.09     360          1-May-26
6990536   TEHACHAPI               CA           93561       SFD       8.375         8.105        $1,805.18     360          1-May-26
6990537   PASO ROBLES             CA           93446       SFD       7.750         7.480        $2,364.17     360          1-May-26
6990538   ATASCADERO              CA           93422       SFD       8.250         7.980        $2,192.58     360          1-Jun-26
6990539   LAS CRUCES              NM           88001       SFD       8.625         8.355        $2,800.05     360          1-May-26
6990540   PORT WASHINGTON         NY           11050       SFD       7.125         6.855        $2,273.81     360          1-Mar-26
6990542   ARLINGTON               VA           22202       SFD       8.125         7.855        $2,227.50     360          1-Jun-26
6990545   PARKER                  CO           80134       SFD       8.000         7.730        $2,465.45     360          1-Apr-26
6990547   MILLERTON               NY           12546       SFD       8.250         7.980        $2,967.50     360          1-May-26
6990549   BENTONVILLE             AR           72712       SFD       7.875         7.605        $1,993.94     360          1-Jun-26
6990550   WHITESTONE              NY           11357       SFD       8.875         8.605        $1,933.42     360          1-Jun-26
6990551   MECHANICSVILLE          MD           20659       SFD       7.750         7.480        $1,667.81     360          1-May-26
6990552   DALLAS                  TX           75243       SFD       8.125         7.855        $1,603.79     360          1-May-26
6990553   MEDFORD                 OR           97504       SFD       8.125         7.855        $1,989.90     360          1-May-26
6990554   TULSA                   OK           74137       SFD       8.375         8.105        $1,915.38     360          1-May-26
6990555   SHERWOOD                OR           97140       SFD       8.375         8.105        $2,596.41     360          1-Jun-26
6990556   HAYWARD                 CA           94541       SFD       8.125         7.855        $1,763.43     360          1-Jun-26
6990557   YORBA LINDA AREA        CA           92686       SFD       8.625         8.355        $1,921.14     360          1-Jun-26
6990558   ALPHARETTA              GA           30202       SFD       8.375         8.105        $1,970.49     360          1-May-26
6990559   MURRAY                  UT           84107       SFD       8.500         8.230        $1,957.65     360          1-May-26
6990560   KENSINGTON              MD           20895       SFD       8.125         7.855        $1,614.94     360          1-Jun-26
6990561   FRESNO                  CA           93711       SFD       8.625         8.355        $2,068.92     360          1-Jun-26
6990562   OAKDALE                 MN           55128       SFD       8.500         8.230        $1,709.29     360          1-May-26
6990563   PHOENIX                 AZ           85024       SFD       8.500         8.230        $1,911.13     360          1-Jun-26
6990564   FEDERAL WAY             WA           98023       SFD       8.750         8.480        $2,123.70     360          1-Jun-26
6990565   MINNEAPOLIS             MN           55409       SFD       8.500         8.230        $2,560.49     360          1-Jun-26
6990566   CHICAGO                 IL           60613       SFD       9.250         8.980        $4,981.30     360          1-Jun-26
6990567   WASHINGTON              DC           20016       SFD       7.875         7.605        $2,610.25     360          1-Jun-26
6990568   MCLEAN                  VA           22101       SFD       8.625         8.355        $2,644.49     360          1-Jun-26
6990569   CUMMING                 GA           30131       SFD       8.500         8.230        $2,768.09     360          1-Jun-26
6990570   HOFFMAN ESTATES         IL           60010       PUD       8.125         7.855        $2,019.60     360          1-Jun-26
6990572   HOUSTON                 TX           77024       SFD       8.375         8.105        $2,204.21     360          1-Jun-26
6990575   STOCKTON                NJ           08559       SFD       8.375         8.105        $3,220.81     360          1-Jun-26
6990577   DURANGO                 CO           81301       SFD       8.875         8.605        $1,927.45     360          1-May-26
6990578   DOBBS FERRY             NY           10522       SFD       8.750         8.480        $2,711.76     360          1-May-26
6990579   KATONAH                 NY           10536       SFD       8.375         8.105        $3,709.16     360          1-Jun-26
6990580   DILLON                  CO           80435       SFD       8.375         8.105        $1,862.94     360          1-May-26
6990581   PLEASANTON              CA           94588       SFD       8.125         7.855        $3,898.11     360          1-May-26
6990582   SARATOGA                CA           95070       SFD       8.000         7.730        $2,568.18     360          1-May-26
6990583   SAN JOSE                CA           95138       PUD       8.375         8.105        $4,054.23     360          1-May-26
6990584   NAPA                    CA           94558       SFD       8.625         8.355        $2,039.37     360          1-Jun-26
6990585   LAFAYETTE               CA           94549       SFD       7.875         7.605        $3,700.03     360          1-Jun-26
6990586   SAN FRANCISCO           CA           94127       SFD       8.875         8.605        $2,040.83     360          1-Jun-26
6990587   FOUNTAIN VALLEY         CA           92708       PUD       8.625         8.355        $1,820.03     360          1-May-26
6990588   SEBASTOPOL              CA           95472       SFD       8.500         8.230        $1,999.18     360          1-Jun-26
6990589   SANTA CLARITA           CA           91350       PUD       8.250         7.980        $1,855.63     360          1-May-26
6990590   MORENO VALLEY           CA           92557       SFD       8.250         7.980        $2,150.13     360          1-May-26
6990591   SAN RAMON               CA           94583       PUD       7.500         7.230        $1,534.43     360          1-Feb-26
6990593   BOULDER                 CO           80304       SFD       8.375         8.105        $1,686.23     360          1-May-26
6990596   HILLSBOROUGH            NC           27278       SFD       8.500         8.230        $2,029.94     360          1-Jun-26
6990597   ARROYO GRANDE           CA           93420       SFD       8.250         7.980        $1,724.91     360          1-Jun-26
6990598   LAKE STEVENS            WA           98258       SFD       8.250         7.980        $2,097.54     360          1-May-26
6990599   ARDMORE                 OK           73401       SFD       8.000         7.730        $1,739.56     360          1-Jun-26
6990602   CHICAGO                 IL           60637       SFD       7.375         7.105        $2,127.28     360          1-Apr-26
6990604   ALEXANDRIA              VA           22310       SFD       7.500         7.230        $1,817.96     360          1-May-26
6990605   NEWBURY                 MA           01951       SFD       8.750         8.480        $3,461.49     360          1-May-26
6990606   WALDWICK                NJ           07463       SFD       8.750         8.480        $1,762.21     360          1-Jun-26
6990607   MARION                  IA           50302       SFD       7.625         7.355        $1,642.09     360          1-Apr-26
6990608   FARIBAULT               MN           55021       SFD       8.125         7.855        $2,079.00     360          1-Jun-26
6990610   HORSESHOE BAY           TX           78657       PUD       8.250         7.980        $2,313.90     360          1-Nov-25
6990611   SANDY                   UT           84093       SFD       8.125         7.855        $2,056.72     360          1-Dec-25
6990612   COLUMBIA                MD           21044       SFD       8.500         8.230        $2,294.44     360          1-Dec-25
6990613   SIMI VALLEY             CA           93063       SFD       8.125         7.855        $1,645.75     360          1-Jan-26
6990616   CLARKSTOWN NEW CI       NY           10956       SFD       7.875         7.605        $1,624.16     360          1-Apr-26
6990617   CENTREVILLE             VA           22020       SFD       7.375         7.105        $1,513.96     360          1-Apr-26
6990618   PLACITAS                NM           87043       SFD       7.500         7.230        $2,141.99     360          1-Apr-26
6990619   GRANITE BAY             CA           95746       SFD       8.375         8.105        $1,869.78     360          1-Apr-26
6990620   WESTPORT                CT           06880       SFD       7.750         7.480        $2,507.44     360          1-May-26
6990621   NEWTON                  MA           02165       SFD       7.875         7.605        $1,834.43     360          1-Apr-26
6990622   ARLINGTON HEIGHTS       IL           60004       SFD       8.625         8.355        $1,785.03     360          1-May-26
6990623   SUMRALL                 MS           39482       SFD       8.375         8.105        $1,655.44     360          1-Jun-26
6990624   MCLEAN                  VA           22101       SFD       7.750         7.480        $1,740.89     360          1-Jun-26
6990626   VILLA HILLS             KY           41017       SFD       8.000         7.730        $2,091.23     360          1-May-26
6990628   SALT LAKE CITY          UT           84121       SFD       8.625         8.355        $1,897.81     360          1-May-26
6990630   PARKLAND                FL           33067       SFD       8.875         8.605        $2,768.85     360          1-May-26
6990631   SAN DIEGO               CA           92120       SFD       7.625         7.355        $2,222.48     360          1-Apr-26
6990632   TERRELL HILLS           TX           78209       SFD       8.375         8.105        $2,260.45     360          1-Jun-26
6990633   MAHTOMEDI               MN           55115       SFD       8.625         8.355        $2,138.92     360          1-May-26
6990635   OGDEN                   UT           84403       SFD       8.375         8.105        $2,272.62     360          1-Jun-26
6990636   DENTON                  TX           76201       SFD       8.750         8.480        $1,988.35     240          1-May-16
6990637   EVERETT                 WA           98201       SFD       8.625         8.355        $2,420.48     360          1-Jun-26
6990638   OAKDALE                 CA           95361       SFD       8.750         8.480        $2,171.29     360          1-Jun-26
6990640   RENO                    NV           89511       SFD       7.875         7.605        $1,703.92     360          1-Apr-26
6990654   MISSOULA                MT           59802       SFD       8.500         8.230        $2,017.25     360          1-Jun-26
6990655   SEELEY LAKE             MT           59868       SFD       8.750         8.480        $2,693.67     360          1-Jun-26
6990656   LINCOLNSHIRE            IL           60069       SFD       8.375         8.105        $2,401.83     360          1-Apr-26
6990659   MANDEVILLE              LA           70471       SFD       7.500         7.230        $1,510.31     360          1-Jun-26
6990661   UKIAH                   CA           95482       SFD       8.625         8.355        $2,240.04     360          1-May-26
6990667   WALNUT CREEK            CA           94598       SFD       7.750         7.480        $1,759.87     360          1-Jun-26
6990668   BEVERLY HILLS           CA           90210       LCO       8.375         8.105        $2,527.24     360          1-Apr-26
6990669   BURBANK                 CA           91501       SFD       8.500         8.230        $1,722.37     360          1-Apr-26
6990670   SIMI VALLEY             CA           93063       SFD       8.250         7.980        $1,803.04     360          1-May-26
6990671   NEWBURY PARK AREA       CA           91320       SFD       9.000         8.730        $2,223.98     360          1-May-26
6990672   FLAGSTAFF               AZ           86001       SFD       8.375         8.105        $2,397.65     360          1-Jun-26
6990673   GREENVILLE              SC           29615       SFD       8.375         8.105        $1,710.17     360          1-Jun-26
6990676   NEWTON (WABAN)          MA           02168       SFD       7.625         7.355        $1,948.21     360          1-Apr-26
6990678   DOVER                   MA           02030       SFD       7.625         7.355        $2,236.63     360          1-May-26
6990680   PARK CITY               UT           84060       SFD       7.875         7.605        $2,355.03     360          1-Apr-26
6990682   PUYALLUP                WA           98372       SFD       7.625         7.355        $2,368.28     360          1-Mar-26
6990683   BELLINGHAM              WA           98226       SFD       8.125         7.855        $1,811.70     360          1-Jun-26
6990686   UNIVERSITY PLACE        WA           98466       SFD       8.000         7.730        $1,696.47     360          1-Jun-26
6990690   KEYSTONE                CO           80435       PUD       8.500         8.230        $1,943.20     360          1-Jun-26
6990691   OLD LYME                CT           06371       SFD       8.625         8.355        $1,944.47     360          1-May-26
6990692   RENTON                  WA           98058       SFD       7.875         7.605        $1,754.67     360          1-Apr-26
6990693   DANVILLE                CA           94506       SFD       8.625         8.355        $3,142.27     360          1-May-26
6990694   FREMONT                 CA           94539       SFD       8.375         8.105        $2,225.49     360          1-May-26
6990695   SAN JOSE                CA           95124       SFD       8.500         8.230        $1,730.06     360          1-May-26
6990696   SAN FRANCISCO           CA           94127       SFD       7.500         7.230        $2,167.56     360          1-Jun-26
6990697   LOS ANGELES             CA           91324       SFD       8.375         8.105        $1,983.79     360          1-May-26
6990698   SAN DIEGO               CA           92121       SFD       8.375         8.105        $1,823.41     360          1-Apr-26
6990699   PLEASANTVILLE           NY           10570       SFD       7.625         7.355        $1,769.48     360          1-Oct-25
6990711   SANTA CLARA             CA           95051       SFD       8.375         8.105        $2,014.20     360          1-May-26
6990713   LAGUNA BEACH            CA           92651       SFD       7.875         7.605        $1,631.41     360          1-Jun-26
6990714   ANAHEIM                 CA           92807       SFD       8.125         7.855        $2,090.13     360          1-May-26
6990715   REDWOOD CITY            CA           94061       SFD       8.250         7.980        $1,742.94     360          1-Apr-26
6990716   RUMSON                  NJ           07760       SFD       8.125         7.855        $4,506.96     360          1-Mar-26
6990717   ALEXANDRIA              VA           22308       SFD       8.625         8.355        $3,111.16     360          1-Jun-26
6990718   (VALENCIA AREA)         CA           91354       SFD       8.125         7.855        $1,923.81     360          1-May-26
6990719   CLAYTON                 CA           94517       SFD       8.250         7.980        $1,621.98     360          1-Jun-26
6990721   LIVERMORE               CA           94550       SFD       8.250         7.980        $3,240.59     360          1-Jun-26
6990722   (COTO DE CAZA ARE       CA           92679       LCO       8.375         8.105        $1,349.89     360          1-May-26
6990723   OCEANSIDE               CA           92054       LCO       8.000         7.730        $1,749.29     360          1-May-26
6990724   DESTREHAN               LA           70047       SFD       8.500         8.230        $1,922.29     360          1-Jun-26
6990728   OKLAHOMA CITY           OK           73120       SFD       8.500         8.230        $2,179.87     360          1-Jun-26
6990729   KITTY HAWK              NC           27949       SFD       8.500         8.230        $2,952.63     360          1-Jun-26
6990730   NAGS HEAD               NC           27959       SFD       8.500         8.230        $1,673.16     360          1-Jun-26
6990732   TUALATIN                OR           97062       SFD       8.125         7.855        $1,670.62     360          1-May-26
6990736   EDEN PRAIRIE            MN           55347       SFD       8.250         7.980        $1,803.04     360          1-May-26
6990744   MINNETONKA              MN           55305       SFD       7.625         7.355        $2,689.62     360          1-Apr-26
6990755   DENVER                  CO           80218       SFD       8.250         7.980        $2,614.41     360          1-May-26
6990763   BOULDER                 CO           80301       SFD       8.125         7.855        $2,561.62     360          1-May-26
6990769   HOPKINS                 MN           55305       SFD       7.625         7.355        $3,029.36     360          1-Jun-26
6990770   HOLLAND                 PA           18966       SFD       8.000         7.730        $2,116.18     360          1-Jun-26
6990772   LITTLE ROCK             AR           72211       SFD       8.125         7.855        $1,957.96     360          1-May-26
6990774   HERNDON                 VA           22070       SFD       8.500         8.230        $1,825.41     360          1-Jun-26
6990775   HASTINGS-ON-HUDSO       NY           10706       SFD       8.500         8.230        $2,614.31     360          1-Jun-26
6990776   LEONARDTOWN             MD           20650       SFD       7.875         7.605        $1,725.67     360          1-May-26
6990777   BARRINGTON              IL           60010       SFD       7.750         7.480        $1,611.93     360          1-Jun-26
6990778   HINSDALE                IL           60521       SFD       7.875         7.605        $2,175.21     360          1-May-26
6990780   DANVILLE                CA           94526       SFD       7.875         7.605        $2,175.21     360          1-Jun-26
6990782   EUGENE                  OR           97401       SFD       7.750         7.480        $2,023.15     360          1-Jun-26
6990783   MOORESVILLE             NC           28115       SFD       8.500         8.230        $1,937.67     360          1-May-26
6990788   LITTLE ROCK             AR           72227       SFD       8.750         8.480        $1,860.94     360          1-May-26
6990791   PLEASANT HILL           OR           97455       SFD       8.625         8.355        $2,185.59     360          1-Jun-26
6990792   PORTLAND                OR           97229       SFD       8.375         8.105        $2,387.39     360          1-Jun-26
6990793   CONCORD                 CA           94521       SFD       8.500         8.230        $1,960.73     360          1-Jun-26
6990794   BOULDER                 CO           80303       SFD       8.500         8.230        $1,960.73     360          1-May-26
6990795   WOODCLIFF LAKE          NJ           07675       SFD       8.750         8.480        $3,442.61     360          1-Jun-26
6990797   PORTLAND                OR           97229       SFD       8.250         7.980        $2,328.93     360          1-Jun-26
6990802   ACWORTH                 GA           30101       SFD       7.875         7.605        $1,885.19     360          1-Jun-26
6990803   DELLWOOD                MN           55110       SFD       8.625         8.355        $1,944.48     360          1-May-26
6990806   SARATOGA                CA           95070       SFD       8.125         7.855        $4,454.98     360          1-May-26
6990808   MALIBU                  CA           90265       SFD       8.250         7.980        $4,507.60     360          1-Jun-26
6990809   MANHATTAN BEACH         CA           90266       LCO       8.375         8.105        $2,189.01     360          1-Jun-26
6990810   REDLANDS                CA           92373       SFD       8.375         8.105        $1,824.18     360          1-Jun-26
6990811   SAN FRANCISCO           CA           94115       PUD       8.625         8.355        $1,891.59     360          1-Jun-26
6990812   THE SEA RANCH           CA           95497       SFD       7.625         7.355        $1,727.02     360          1-Mar-26
6990813   AGUA DULCE              CA           91350       SFD       8.625         8.355        $2,310.04     360          1-Jun-26
6990814   DENVILLE                NJ           07834       SFD       8.750         8.480        $1,888.08     360          1-Jun-26
6990816   FULLERTON               CA           92631       SFD       8.375         8.105        $2,576.64     360          1-May-26
6990817   LOS GATOS               CA           95032       SFD       8.250         7.980        $3,155.32     360          1-Jun-26
6990818   SUNNYVALE               CA           94087       SFD       8.500         8.230        $1,845.40     360          1-Jun-26
6990819   VIRGINIA BEACH          VA           23455       SFD       8.500         8.230        $2,387.48     360          1-May-26
6990820   SAN DIEGO               CA           92130       SFD       8.625         8.355        $2,582.27     360          1-Jun-26
6990832   CHANTILLY               VA           22021       SFD       7.875         7.605        $2,044.33     360          1-May-26
6990833   MATHOMEDI               MN           55115       SFD       8.250         7.980        $2,253.80     360          1-Jun-26
6990834   LANDENBERG              PA           19350       SFD       7.875         7.605        $1,914.18     360          1-May-26
6990937   GREENSBORO              NC           27410       SFD       8.000         7.730        $1,650.98     360          1-Jun-26
6990950   PARKLAND                FL           33076       SFD       8.625         8.355        $2,061.15     360          1-Jun-26
6990956   YORBA LINDA             CA           92686       SFD       8.250         7.980        $2,325.92     360          1-May-26
6990986   INVERNESS               IL           60010       SFD       8.500         8.230        $2,114.52     360          1-Jun-26
6991000   KENNER                  LA           70065       SFD       8.250         7.980        $2,103.55     360          1-Jun-26
6991036   GILBERT                 AZ           85233       SFD       8.500         8.230        $2,152.96     360          1-Jun-26
6991037   PLEASANTVILLE           NY           10570       SFD       8.375         8.105        $2,069.68     360          1-Jul-26
6991038   SARATOGA                CA           95070       SFD       7.875         7.605        $2,827.77     360          1-Jun-26
6991056   MOUNTAIN VIEW           CA           94040       SFD       8.125         7.855        $1,656.52     360          1-Jun-26
6991070   LITTLETON               CO           80122       SFD       8.375         8.105        $2,044.30     360          1-Jun-26
6991107   CLIFTON                 VA           22024       SFD       7.875         7.605        $2,976.41     360          1-Jun-26
6991165   SAN JOSE                CA           95131       SFD       8.625         8.355        $2,022.25     360          1-Jun-26
6991199   PLEASANTON              CA           94566       SFD       8.375         8.105        $1,684.32     360          1-Jul-26



(i)       (ix)                   (x)        (xi)       (xii)     (xiii)       (xiv)         (xv)
- -----     --------------         ------     -------   --------- --------     -----------   -----------
          CUT-OFF
MORTGAGE  DATE                                         MORTGAGE               T.O.P.        MASTER
LOAN      PRINCIPAL                                    INSURANCE SERVICE      MORTGAGE      SERVICE
NUMBER    BALANCE                LTV        SUBSIDY    CODE      FEE          LOAN          FEE
- --------  --------------         ------     -------   --------- --------     -----------   -----------

6990000          $270,596.48      79.12                         0.250                          0.020
6990001          $301,223.77      80.00                         0.250                          0.020
6990004          $234,341.98      95.00               33        0.250                          0.020
6990006          $275,025.56      61.03                         0.250                          0.020
6990008          $270,209.15      80.00                         0.250                          0.020
6990010          $309,190.69      69.20                         0.250                          0.020
6990011          $251,843.36      90.00               33        0.250                          0.020
6990013          $233,684.93      90.00               12        0.250                          0.020
6990015          $277,216.65      80.00                         0.250                          0.020
6990017          $476,519.89      76.95                         0.250                          0.020
6990018          $330,360.66      80.00                         0.250                          0.020
6990019          $226,636.59      85.02               13        0.250                          0.020
6990020          $237,218.53      95.00               11        0.250                          0.020
6990021          $499,392.05      62.50                         0.250                          0.020
6990024          $187,529.05      28.15                         0.250                          0.020
6990025          $203,144.32      91.87               11        0.250                          0.020
6990029          $257,167.70      94.80               11        0.250                          0.020
6990030          $212,824.02      95.00               13        0.250                          0.020
6990034          $277,002.12      89.81               13        0.250                          0.020
6990038          $338,572.82      61.82                         0.250                          0.020
6990039          $350,160.51      80.00                         0.250                          0.020
6990042          $212,279.21      89.36               12        0.250                          0.020
6990044          $249,880.77      74.98                         0.250                          0.020
6990046          $280,563.09      75.00                         0.250                          0.020
6990047          $314,553.91      90.00               11        0.250                          0.020
6990048          $309,251.86      90.00               01        0.250                          0.020
6990053          $398,640.03      80.00                         0.250                          0.020
6990054          $222,361.32      80.00                         0.250                          0.020
6990055          $256,103.97      54.91                         0.250                          0.020
6990057          $230,341.51      73.33                         0.250                          0.020
6990058          $446,308.22      79.28                         0.250                          0.020
6990060          $998,073.81      69.93                         0.250                          0.020
6990062          $217,499.30      68.13                         0.250                          0.020
6990064          $283,820.65      70.37                         0.250                          0.020
6990065          $329,372.94      78.57                         0.250                          0.020
6990066          $233,349.29      90.00               06        0.250                          0.020
6990069          $276,958.53      84.99               12        0.250                          0.020
6990070          $325,251.24      84.68               17        0.250                          0.020
6990071          $359,213.34      80.00                         0.250                          0.020
6990072          $226,319.78      74.67                         0.250                          0.020
6990073          $598,721.36      78.43                         0.250                          0.020
6990075          $471,441.42      78.75                         0.250                          0.020
6990077          $336,510.61      89.87               11        0.250                          0.020
6990078          $349,002.30      66.92                         0.250                          0.020
6990080          $258,694.94      80.00                         0.250                          0.020
6990082          $586,238.05      69.59                         0.250                          0.020
6990085          $348,712.73      63.64                         0.250                          0.020
6990086          $284,265.53      48.72                         0.250                          0.020
6990087          $303,206.09      76.00                         0.250                          0.020
6990088          $349,491.75      87.50               06        0.250                          0.020
6990091          $394,158.22      64.65                         0.250                          0.020
6990092          $271,420.36      61.82                         0.250                          0.020
6990094          $439,376.91      80.00                         0.250                          0.020
6990095          $349,452.27      61.95                         0.250                          0.020
6990096          $275,426.43      75.00                         0.250                          0.020
6990097          $343,765.86      79.93                         0.250                          0.020
6990098          $239,488.54      80.00                         0.250                          0.020
6990100          $464,324.76      65.03                         0.250                          0.020
6990101          $498,907.42      76.92                         0.250                          0.020
6990102          $249,423.51      68.87                         0.250                          0.020
6990104          $231,338.64      80.00                         0.250                          0.020
6990106          $997,550.90      43.96                         0.250                          0.020
6990107          $259,603.10      65.82                         0.250                          0.020
6990108          $359,527.43      71.86                         0.250                          0.020
6990109          $300,857.49      89.20               12        0.250                          0.020
6990110          $358,998.02      77.92                         0.250                          0.020
6990111          $299,407.28      80.00                         0.250                          0.020
6990113          $287,459.21      80.00                         0.250                          0.020
6990115          $307,585.31      80.00                         0.250                          0.020
6990116          $251,435.39      66.32                         0.250                          0.020
6990117          $349,595.78      89.74               17        0.250                          0.020
6990118          $269,627.16      77.91                         0.250                          0.020
6990120          $266,405.61      95.00               17        0.250                          0.020
6990121          $227,677.12      80.00                         0.250                          0.020
6990122          $416,992.37      50.00                         0.250                          0.020
6990123          $220,075.26      90.00               01        0.250                          0.020
6990124          $236,332.15      78.93                         0.250                          0.020
6990127          $398,978.66      47.06                         0.250                          0.020
6990128          $329,772.90      67.35                         0.250                          0.020
6990129          $998,619.10      65.36                         0.250                          0.020
6990130          $457,828.17      64.56                         0.250                          0.020
6990134          $298,382.04      80.00                         0.250                          0.020
6990135          $229,522.03      71.76                         0.250                          0.020
6990136          $295,640.11      80.00                         0.250                          0.020
6990137          $219,732.50      80.00                         0.250                          0.020
6990138          $304,427.30      64.89                         0.250                          0.020
6990139          $375,480.76      80.00                         0.250                          0.020
6990140          $599,270.45      64.52                         0.250                          0.020
6990141          $216,731.72      80.00                         0.250                          0.020
6990142          $379,461.86      65.52                         0.250                          0.020
6990144          $319,620.78      61.54                         0.250                          0.020
6990146          $255,899.92      90.00               17        0.250                          0.020
6990147          $297,415.69      59.41                         0.250                          0.020
6990148          $349,516.69      80.00                         0.250                          0.020
6990149          $242,089.80      80.00                         0.250                          0.020
6990150          $509,042.37      58.62                         0.250                          0.020
6990152          $284,491.58      75.00                         0.250                          0.020
6990154          $224,795.01      95.00               01        0.250                          0.020
6990155          $215,633.69      90.00               17        0.250                          0.020
6990156          $374,532.21      57.69                         0.250                          0.020
6990157          $269,412.56      90.00               01        0.250                          0.020
6990158          $347,130.07      80.00                         0.250                          0.020
6990159          $522,739.26      80.00                         0.250                          0.020
6990161          $231,564.37      67.25                         0.250                          0.020
6990162          $242,284.00      90.00               11        0.250                          0.020
6990164          $339,166.12      82.93               06        0.250                          0.020
6990165          $263,835.44      70.53                         0.250                          0.020
6990167          $325,960.52      80.00                         0.250                          0.020
6990168          $283,704.92      69.95                         0.250                          0.020
6990169          $235,682.25      80.00                         0.250                          0.020
6990170          $444,800.39      80.00                         0.250                          0.020
6990171          $408,302.94      80.00                         0.250                          0.020
6990172          $434,162.12      50.58                         0.250                          0.020
6990173          $259,640.97      50.00                         0.250                          0.020
6990174          $415,494.19      77.04                         0.250                          0.020
6990175          $306,171.42      79.74                         0.250                          0.020
6990176          $384,543.76      69.57                         0.250                          0.020
6990177          $237,239.57      95.00               17        0.250                          0.020
6990178          $399,525.98      84.21               17        0.250                          0.020
6990180          $241,931.99      85.00               01        0.250                          0.020
6990181          $245,651.64      94.98               17        0.250                          0.020
6990182          $239,692.87      87.91               12        0.250                          0.020
6990184          $234,683.59      79.80                         0.250                          0.020
6990185          $318,570.49      79.77                         0.250                          0.020
6990187          $359,584.25      67.04                         0.250                          0.020
6990188          $244,503.54      74.70                         0.250                          0.020
6990190          $294,422.75      80.00                         0.250                          0.020
6990191          $319,610.92      80.00                         0.250                          0.020
6990192          $257,235.20      80.00                         0.250                          0.020
6990193          $255,519.33      80.00                         0.250                          0.020
6990194          $247,191.25      90.00               17        0.250                          0.020
6990195          $559,301.33      78.87                         0.250                          0.020
6990196          $291,596.78      80.00                         0.250                          0.020
6990197          $449,410.31      74.68                         0.250                          0.020
6990198          $394,294.75      80.00                         0.250                          0.020
6990199          $252,634.60      78.73                         0.250                          0.020
6990200          $254,865.01      80.00                         0.250                          0.020
6990201          $257,678.16      79.88                         0.250                          0.020
6990202          $277,811.81      74.54                         0.250                          0.020
6990203          $253,921.24      89.98               06        0.250                          0.020
6990204          $249,703.75      92.59               06        0.250                          0.020
6990205          $287,692.29      60.00                         0.250                          0.020
6990208          $475,435.92      80.00                         0.250                          0.020
6990209          $239,700.62      89.89               06        0.250                          0.020
6990211          $229,085.60      79.99                         0.250                          0.020
6990212          $235,469.02      87.78               12        0.250                          0.020
6990213          $225,493.66      89.68               12        0.250                          0.020
6990214          $498,501.71      62.50                         0.250                          0.020
6990215          $383,181.65      80.00                         0.250                          0.020
6990216          $237,042.52      95.00               01        0.250                          0.020
6990217          $449,064.81      40.91                         0.250                          0.020
6990218          $243,022.49      80.00                         0.250                          0.020
6990219          $228,524.10      55.18                         0.250                          0.020
6990220          $269,230.30      90.00               12        0.250                          0.020
6990221          $277,791.65      89.81               12        0.250                          0.020
6990222          $253,797.96      80.00                         0.250                          0.020
6990223          $395,975.37      75.58                         0.250                          0.020
6990224          $240,499.15      71.55                         0.250                          0.020
6990225          $411,206.41      79.23                         0.250                          0.020
6990226          $266,108.89      78.07                         0.250                          0.020
6990227          $238,210.00      90.00               17        0.250                          0.020
6990228          $229,135.08      80.00                         0.250                          0.020
6990229          $295,240.57      80.00                         0.250                          0.020
6990230          $325,289.48      78.54                         0.250                          0.020
6990231          $342,593.53      76.28                         0.250                          0.020
6990232          $218,247.66      95.00               01        0.250                          0.020
6990233          $245,872.98      90.00               17        0.250                          0.020
6990234          $295,749.10      90.00               17        0.250                          0.020
6990235          $423,118.85      80.00                         0.250                          0.020
6990236          $229,721.61      86.87               01        0.250                          0.020
6990237          $232,670.02      86.63               12        0.250                          0.020
6990238          $289,329.23      89.99               12        0.250                          0.020
6990239          $247,050.25      80.00                         0.250                          0.020
6990240          $251,660.69      80.00                         0.250                          0.020
6990242          $263,644.54      80.00                         0.250                          0.020
6990243          $385,900.99      89.99               06        0.250                          0.020
6990244          $385,334.53      77.40                         0.250                          0.020
6990245          $278,460.66      80.00                         0.250                          0.020
6990246          $371,301.49      80.00                         0.250                          0.020
6990247          $233,708.10      83.57               33        0.250                          0.020
6990249          $257,429.06      80.00                         0.250                          0.020
6990250          $292,643.74      68.14                         0.250                          0.020
6990251          $332,110.59      79.91                         0.250                          0.020
6990254          $215,670.27      80.00                         0.250                          0.020
6990255          $341,703.06      79.77                         0.250                          0.020
6990256          $255,286.98      80.00                         0.250                          0.020
6990257          $314,786.22      80.00                         0.250                          0.020
6990259          $254,048.69      80.00                         0.250                          0.020
6990260          $214,030.84      70.28                         0.250                          0.020
6990263          $368,723.71      77.89                         0.250                          0.020
6990264          $349,290.75      77.78                         0.250                          0.020
6990266          $307,925.65      80.00                         0.250                          0.020
6990268          $579,199.06      80.00                         0.250                          0.020
6990273          $314,507.05      90.00               33        0.250                          0.020
6990275          $229,705.65      80.00                         0.250                          0.020
6990276          $249,468.92      90.00               33        0.250                          0.020
6990277          $229,690.31      66.67                         0.250                          0.020
6990280          $250,479.04      95.00               06        0.250                          0.020
6990281          $494,282.63      70.00                         0.250                          0.020
6990282          $273,179.79      80.00                         0.250                          0.020
6990283          $288,352.53      85.00               33        0.250                          0.020
6990286          $216,408.23      78.76                         0.250                          0.020
6990288          $215,730.54      80.00                         0.250                          0.020
6990289          $294,602.80      89.39               13        0.250                          0.020
6990292          $248,819.79      90.00               13        0.250                          0.020
6990295          $231,640.16      80.00                         0.250                          0.020
6990296          $399,488.11      47.85                         0.250                          0.020
6990297          $319,121.38      90.00               11        0.250                          0.020
6990298          $250,959.85      75.00                         0.250                          0.020
6990299          $267,284.48      90.00               11        0.250                          0.020
6990300          $229,713.08      55.42                         0.250                          0.020
6990301          $292,170.83      90.00               11        0.250                          0.020
6990302          $332,189.68      90.00               33        0.250                          0.020
6990303          $296,398.13      87.35               33        0.250                          0.020
6990306          $272,821.42      80.00                         0.250                          0.020
6990308          $599,288.97      66.30                         0.250                          0.020
6990311          $249,094.20      80.00                         0.250                          0.020
6990313          $292,636.65      95.00               01        0.250                          0.020
6990314          $296,455.95      84.76               01        0.250                          0.020
6990315          $262,645.87      76.23                         0.250                          0.020
6990316          $352,013.21      75.00                         0.250                          0.020
6990319          $212,124.05      90.00               33        0.250                          0.020
6990322          $359,463.97      80.00                         0.250                          0.020
6990323          $241,896.95      80.00                         0.250                          0.020
6990324          $209,738.02      77.78                         0.250                          0.020
6990325          $284,653.46      66.59                         0.250                          0.020
6990327          $224,733.36      44.12                         0.250                          0.020
6990329          $495,412.22      80.00                         0.250                          0.020
6990330          $244,702.11      68.77                         0.250                          0.020
6990331          $276,332.49      70.00                         0.250                          0.020
6990332          $256,145.78      90.00               33        0.250                          0.020
6990334          $229,306.17      80.00                         0.250                          0.020
6990335          $323,606.05      80.00                         0.250                          0.020
6990336          $304,992.84      68.89                         0.250                          0.020
6990337          $209,751.14      70.00                         0.250                          0.020
6990341          $215,716.46      83.08               01        0.250                          0.020
6990343          $244,490.85      79.42                         0.250                          0.020
6990344          $268,295.28      80.00                         0.250                          0.020
6990345          $551,435.79      79.99                         0.250                          0.020
6990347          $234,606.98      90.00               06        0.250                          0.020
6990348          $225,462.44      95.00               11        0.250                          0.020
6990349          $256,855.92      71.99                         0.250                          0.020
6990350          $333,538.79      89.86               06        0.250                          0.020
6990351          $349,595.80      74.47                         0.250                          0.020
6990352          $264,418.30      80.00                         0.250                          0.020
6990353          $260,099.27      79.15                         0.250                          0.020
6990354          $319,590.50      80.00                         0.250                          0.020
6990355          $223,720.57      80.00                         0.250                          0.020
6990356          $279,676.64      77.78                         0.250                          0.020
6990358          $439,491.86      64.71                         0.250                          0.020
6990359          $279,684.88      63.21                         0.250                          0.020
6990360          $259,558.03      71.64                         0.250                          0.020
6990361          $257,669.83      79.38                         0.250                          0.020
6990362          $315,625.52      80.00                         0.250                          0.020
6990363          $231,602.98      85.00               12        0.250                          0.020
6990364          $212,600.06      94.67               11        0.250                          0.020
6990365          $573,337.11      70.00                         0.250                          0.020
6990366          $251,685.65      90.00               06        0.250                          0.020
6990369          $206,749.31      60.00                         0.250                          0.020
6990370          $271,677.67      80.00                         0.250                          0.020
6990371          $298,338.88      65.00                         0.250                          0.020
6990375          $215,526.68      90.00               06        0.250                          0.020
6990376          $281,905.96      69.83                         0.250                          0.020
6990377          $559,353.27      80.00                         0.250                          0.020
6990378          $290,409.24      69.23                         0.250                          0.020
6990379          $226,531.23      90.00               17        0.250                          0.020
6990380          $221,635.68      70.00                         0.250                          0.020
6990381          $251,701.35      90.00               01        0.250                          0.020
6990382          $277,055.13      75.00                         0.250                          0.020
6990383          $229,213.70      90.00               33        0.250                          0.020
6990384          $251,560.82      90.00               11        0.250                          0.020
6990385          $234,478.53      69.15                         0.250                          0.020
6990387          $244,702.11      92.45               06        0.250                          0.020
6990388          $206,630.73      64.49                         0.250                          0.020
6990389          $499,407.48      74.18                         0.250                          0.020
6990390          $334,781.86      80.00                         0.250                          0.020
6990391          $249,848.55      55.56                         0.250                          0.020
6990392          $234,266.05      91.97               01        0.250                          0.020
6990393          $274,856.70      80.00                         0.250                          0.020
6990394          $249,445.96      90.00               12        0.250                          0.020
6990395          $264,948.24      90.00               12        0.250                          0.020
6990396          $574,264.15      74.19                         0.250                          0.020
6990398          $311,801.04      33.37                         0.250                          0.020
6990399          $220,972.83      52.12                         0.250                          0.020
6990400          $461,362.03      79.93                         0.250                          0.020
6990402          $306,636.18      78.32                         0.250                          0.020
6990403          $276,633.19      78.47                         0.250                          0.020
6990405          $291,117.35      79.00                         0.250                          0.020
6990407          $526,253.69      56.67                         0.250                          0.020
6990408          $271,840.66      47.83                         0.250                          0.020
6990409          $215,839.05      94.99               01        0.250                          0.020
6990410          $387,503.46      80.00                         0.250                          0.020
6990411          $255,531.43      67.37                         0.250                          0.020
6990412          $872,134.30      69.90                         0.250                          0.020
6990413           $59,801.08      75.00                         0.250                          0.020
6990414          $280,430.58      66.12                         0.250                          0.020
6990415          $471,493.06      70.00                         0.250                          0.020
6990416          $237,356.12      95.00               06        0.250                          0.020
6990417          $219,725.56      86.27               11        0.250                          0.020
6990418          $229,720.35      77.97                         0.250                          0.020
6990420          $393,469.51      68.52                         0.250                          0.020
6990421          $237,087.08      95.00               13        0.250                          0.020
6990423          $296,550.19      89.99               33        0.250                          0.020
6990424          $238,004.36      90.00               33        0.250                          0.020
6990425          $226,836.32      94.99               06        0.250                          0.020
6990426          $269,663.20      75.00                         0.250                          0.020
6990427          $214,587.93      71.66                         0.250                          0.020
6990428          $355,920.13      90.00               33        0.250                          0.020
6990431          $218,170.43      95.00               13        0.250                          0.020
6990432          $246,998.46      90.00               33        0.250                          0.020
6990433          $243,887.48      89.98               06        0.250                          0.020
6990434          $399,404.42      75.47                         0.250                          0.020
6990435          $244,515.94      79.97                         0.250                          0.020
6990436          $227,650.75      95.00               06        0.250                          0.020
6990442          $227,729.81      89.98               13        0.250                          0.020
6990444          $211,479.01      70.00                         0.250                          0.020
6990445          $235,648.06      90.00               11        0.250                          0.020
6990446          $218,427.18      94.96               13        0.250                          0.020
6990447          $218,708.90      94.99               13        0.250                          0.020
6990450          $299,055.36      63.71                         0.250                          0.020
6990451          $240,935.02      80.00                         0.250                          0.020
6990453          $271,376.28      89.99               11        0.250                          0.020
6990454          $399,488.11      74.77                         0.250                          0.020
6990455          $379,501.17      80.00                         0.250                          0.020
6990456          $244,224.09      79.97                         0.250                          0.020
6990457          $208,943.98      74.98                         0.250                          0.020
6990458          $239,846.96      64.00                         0.250                          0.020
6990459          $273,608.25      94.99               13        0.250                          0.020
6990460          $224,583.30      89.98               11        0.250                          0.020
6990461          $215,709.15      90.00               13        0.250                          0.020
6990462          $223,111.18      90.00               33        0.250                          0.020
6990463          $298,629.46      73.00                         0.250                          0.020
6990464          $499,672.93      65.02                         0.250                          0.020
6990465          $338,347.01      78.84                         0.250                          0.020
6990467          $491,052.29      80.00                         0.250                          0.020
6990468          $399,404.42      80.00                         0.250                          0.020
6990469          $295,621.20      80.00                         0.250                          0.020
6990471          $259,593.12      65.82                         0.250                          0.020
6990472          $245,685.18      89.98               13        0.250                          0.020
6990473          $253,637.07      90.00               13        0.250                          0.020
6990474          $228,909.68      90.00               13        0.250                          0.020
6990475          $331,771.51      80.00                         0.250                          0.020
6990476          $285,118.07      90.00               33        0.250                          0.020
6990477          $263,662.14      80.00                         0.250                          0.020
6990478          $234,706.84      54.65                         0.250                          0.020
6990481          $477,828.94      59.26                         0.250                          0.020
6990495          $221,701.09      80.00                         0.250                          0.020
6990496          $271,855.63      95.00               33        0.250                          0.020
6990497          $457,798.25      35.26                         0.250                          0.020
6990498          $293,594.01      80.00                         0.250                          0.020
6990499          $498,822.75      65.15                         0.250                          0.020
6990500          $233,858.24      87.31               33        0.250                          0.020
6990501          $873,989.49      47.30                         0.250                          0.020
6990502          $342,926.19      78.18                         0.250                          0.020
6990504          $243,553.40      80.00                         0.250                          0.020
6990505          $236,466.75      69.10                         0.250                          0.020
6990507          $277,207.51      80.00                         0.250                          0.020
6990509          $221,812.16      80.00                         0.250                          0.020
6990510          $542,486.95      80.00                         0.250                          0.020
6990511          $270,445.30      95.00               33        0.250                          0.020
6990512          $228,445.71      90.00               33        0.250                          0.020
6990513          $240,567.33      89.99               33        0.250                          0.020
6990514          $413,991.82      79.99                         0.250                          0.020
6990515          $268,619.06      90.00               33        0.250                          0.020
6990516          $273,640.30      94.81               13        0.250                          0.020
6990517          $302,442.23      90.00               13        0.250                          0.020
6990518          $647,733.78      48.15                         0.250                          0.020
6990519          $394,519.72      79.80                         0.250                          0.020
6990520          $299,542.04      70.75                         0.250                          0.020
6990521          $214,585.85      89.21               33        0.250                          0.020
6990522          $232,281.42      95.00               01        0.250                          0.020
6990524          $235,284.74      90.00               13        0.250                          0.020
6990525          $310,888.26      80.00                         0.250                          0.020
6990526          $224,588.16      91.84               33        0.250                          0.020
6990527          $369,515.76      74.00                         0.250                          0.020
6990528          $233,858.24      90.00               33        0.250                          0.020
6990529          $507,298.49      80.00                         0.250                          0.020
6990530          $274,120.94      90.00               01        0.250                          0.020
6990531          $304,148.33      75.00                         0.250                          0.020
6990532          $459,712.65      75.00                         0.250                          0.020
6990534          $293,874.78      80.00                         0.250                          0.020
6990535          $233,472.99      85.00               33        0.250                          0.020
6990536          $237,203.71      69.04                         0.250                          0.020
6990537          $329,527.79      44.59                         0.250                          0.020
6990538          $291,663.89      61.44                         0.250                          0.020
6990539          $359,573.37      80.00                         0.250                          0.020
6990540          $335,911.51      75.00                         0.250                          0.020
6990542          $299,803.75      80.00                         0.250                          0.020
6990545          $335,201.86      80.00                         0.250                          0.020
6990547          $394,494.52      58.96                         0.250                          0.020
6990549          $274,810.75      64.71                         0.250                          0.020
6990550          $242,863.77      90.00               01        0.250                          0.020
6990551          $232,470.32      80.00                         0.250                          0.020
6990552          $215,716.46      90.00               12        0.250                          0.020
6990553          $267,648.18      80.00                         0.250                          0.020
6990554          $251,526.83      80.00                         0.250                          0.020
6990555          $341,387.67      80.00                         0.250                          0.020
6990556          $237,344.64      95.00               17        0.250                          0.020
6990557          $246,707.29      95.00               06        0.250                          0.020
6990558          $258,926.59      85.00               13        0.250                          0.020
6990559          $254,290.44      79.97                         0.250                          0.020
6990560          $217,009.94      75.00                         0.250                          0.020
6990561          $262,479.07      76.44                         0.250                          0.020
6990562          $222,029.58      90.00               13        0.250                          0.020
6990563          $248,399.43      94.99               01        0.250                          0.020
6990564          $269,794.69      75.00                         0.250                          0.020
6990565          $332,798.26      90.00               33        0.250                          0.020
6990566          $605,186.10      70.00                         0.250                          0.020
6990567          $359,752.25      80.00                         0.250                          0.020
6990568          $339,799.26      59.65                         0.250                          0.020
6990569          $359,781.91      90.00               13        0.250                          0.020
6990570          $271,642.93      80.00                         0.250                          0.020
6990572          $289,819.75      50.43                         0.250                          0.020
6990575          $423,486.61      75.00                         0.250                          0.020
6990577          $241,977.38      95.00               33        0.250                          0.020
6990578          $344,301.91      90.00               33        0.250                          0.020
6990579          $487,696.67      80.00                         0.250                          0.020
6990580          $244,794.24      95.00               33        0.250                          0.020
6990581          $524,310.83      72.82                         0.250                          0.020
6990582          $349,528.74      51.55                         0.250                          0.020
6990583          $532,398.41      69.99                         0.250                          0.020
6990584          $262,045.19      80.00                         0.250                          0.020
6990585          $509,595.32      70.00                         0.250                          0.020
6990586          $256,356.20      95.00               33        0.250                          0.020
6990587          $233,722.70      74.29                         0.250                          0.020
6990588          $259,842.49      76.47                         0.250                          0.020
6990589          $246,683.91      95.00               33        0.250                          0.020
6990590          $285,833.74      90.00               13        0.250                          0.020
6990591          $218,457.39      82.97               13        0.250                          0.020
6990593          $221,573.24      90.00               33        0.250                          0.020
6990596          $263,840.06      73.33                         0.250                          0.020
6990597          $229,453.59      80.00                         0.250                          0.020
6990598          $278,842.70      80.00                         0.250                          0.020
6990599          $236,912.92      95.00               33        0.250                          0.020
6990602          $307,292.59      80.00                         0.250                          0.020
6990604          $259,612.87      78.79                         0.250                          0.020
6990605          $439,491.84      73.95                         0.250                          0.020
6990606          $223,871.12      88.19               33        0.250                          0.020
6990607          $231,493.03      80.00                         0.250                          0.020
6990608          $279,816.83      76.71                         0.250                          0.020
6990610          $306,390.47      70.00                         0.250                          0.020
6990611          $275,705.54      79.60                         0.250                          0.020
6990612          $297,107.39      94.97               06        0.250                          0.020
6990613          $220,765.18      94.98               11        0.250                          0.020
6990616          $223,534.48      80.00                         0.250                          0.020
6990617          $218,696.54      79.98                         0.250                          0.020
6990618          $305,654.65      68.84                         0.250                          0.020
6990619          $245,538.07      78.85                         0.250                          0.020
6990620          $349,504.36      54.69                         0.250                          0.020
6990621          $252,474.21      89.72               06        0.250                          0.020
6990622          $229,090.58      90.00               13        0.250                          0.020
6990623          $217,664.62      90.00               01        0.250                          0.020
6990624          $242,828.48      90.00               13        0.250                          0.020
6990626          $284,616.27      77.03                         0.250                          0.020
6990628          $243,710.84      80.00                         0.250                          0.020
6990630          $347,608.36      80.00                         0.250                          0.020
6990631          $313,313.84      80.00                         0.250                          0.020
6990632          $297,215.15      63.74                         0.250                          0.020
6990633          $274,509.42      79.71                         0.250                          0.020
6990635          $298,814.15      79.73                         0.250                          0.020
6990636          $224,302.02      90.00               13        0.250                          0.020
6990637          $311,016.27      80.00                         0.250                          0.020
6990638          $275,681.26      80.00                         0.250                          0.020
6990640          $234,511.62      60.57                         0.250                          0.020
6990654          $262,191.06      87.45               33        0.250                          0.020
6990655          $342,203.00      80.00                         0.250                          0.020
6990656          $315,406.65      80.00                         0.250                          0.020
6990659          $215,839.69      88.16               33        0.250                          0.020
6990661          $287,658.70      80.00                         0.250                          0.020
6990667          $245,476.62      90.00               13        0.250                          0.020
6990668          $331,875.66      70.00                         0.250                          0.020
6990669          $223,590.01      80.00                         0.250                          0.020
6990670          $239,692.87      80.00                         0.250                          0.020
6990671          $276,096.91      89.99               11        0.250                          0.020
6990672          $315,253.93      89.36               33        0.250                          0.020
6990673          $224,860.14      93.36               01        0.250                          0.020
6990676          $274,648.51      75.00                         0.250                          0.020
6990678          $315,541.12      80.00                         0.250                          0.020
6990680          $324,125.00      79.91                         0.250                          0.020
6990682          $333,622.03      53.11                         0.250                          0.020
6990683          $243,840.38      80.00                         0.250                          0.020
6990686          $230,888.69      80.00                         0.250                          0.020
6990690          $252,566.90      80.00                         0.250                          0.020
6990691          $247,365.97      61.73                         0.250                          0.020
6990692          $241,011.70      83.45               06        0.250                          0.020
6990693          $403,463.10      80.00                         0.250                          0.020
6990694          $292,434.75      80.00                         0.250                          0.020
6990695          $224,726.41      90.00               06        0.250                          0.020
6990696          $309,769.94      79.90                         0.250                          0.020
6990697          $260,674.41      90.00               06        0.250                          0.020
6990698          $239,449.54      79.99                         0.250                          0.020
6990699          $248,329.54      49.50                         0.250                          0.020
6990711          $264,669.43      85.48               12        0.250                          0.020
6990713          $224,845.15      54.88                         0.250                          0.020
6990714          $279,205.50      65.47                         0.250                          0.020
6990715          $231,553.12      79.18                         0.250                          0.020
6990716          $605,395.55      67.44                         0.250                          0.020
6990717          $399,763.84      80.00                         0.250                          0.020
6990718          $258,759.88      79.97                         0.250                          0.020
6990719          $215,762.33      90.00               13        0.250                          0.020
6990721          $431,074.94      79.99                         0.250                          0.020
6990722          $177,378.45      74.99                         0.250                          0.020
6990723          $238,079.02      80.00                         0.250                          0.020
6990724          $249,848.54      66.67                         0.250                          0.020
6990728          $283,155.29      90.00               17        0.250                          0.020
6990729          $383,767.37      74.56                         0.250                          0.020
6990730          $217,468.17      80.00                         0.250                          0.020
6990732          $224,704.64      76.27                         0.250                          0.020
6990736          $239,692.87      62.66                         0.250                          0.020
6990744          $379,169.64      70.37                         0.250                          0.020
6990755          $347,554.65      80.00                         0.250                          0.020
6990763          $344,547.03      79.86                         0.250                          0.020
6990769          $427,690.22      80.00                         0.250                          0.020
6990770          $288,206.49      80.00                         0.250                          0.020
6990772          $261,174.63      87.18               13        0.250                          0.020
6990774          $237,256.17      89.99               01        0.250                          0.020
6990775          $339,794.02      79.81                         0.250                          0.020
6990776          $237,671.34      79.33                         0.250                          0.020
6990777          $224,841.19      60.57                         0.250                          0.020
6990778          $299,585.73      40.27                         0.250                          0.020
6990780          $299,793.54      54.25                         0.250                          0.020
6990782          $282,200.68      80.00                         0.250                          0.020
6990783          $251,693.58      90.00               13        0.250                          0.020
6990788          $236,276.81      95.00               13        0.250                          0.020
6990791          $280,834.10      70.60                         0.250                          0.020
6990792          $313,904.77      90.00               11        0.250                          0.020
6990793          $254,845.52      85.00               17        0.250                          0.020
6990794          $254,689.95      75.00                         0.250                          0.020
6990795          $437,348.22      80.00                         0.250                          0.020
6990797          $309,802.32      67.39                         0.250                          0.020
6990802          $259,821.06      80.00                         0.250                          0.020
6990803          $249,703.73      79.62                         0.250                          0.020
6990806          $598,814.57      70.51                         0.250                          0.020
6990808          $599,232.17      29.70                         0.250                          0.020
6990809          $287,640.73      80.00                         0.250                          0.020
6990810          $239,850.82      73.85                         0.250                          0.020
6990811          $243,056.41      80.00                         0.250                          0.020
6990812          $243,286.84      80.00                         0.250                          0.020
6990813          $296,824.65      90.00               33        0.250                          0.020
6990814          $239,722.83      75.00                         0.250                          0.020
6990816          $338,577.13      79.99                         0.250                          0.020
6990817          $419,732.18      52.57                         0.250                          0.020
6990818          $239,854.60      80.00                         0.250                          0.020
6990819          $309,926.20      90.00               33        0.250                          0.020
6990820          $331,803.98      80.00                         0.250                          0.020
6990832          $281,560.66      79.99                         0.250                          0.020
6990833          $299,808.70      70.09                         0.250                          0.020
6990834          $263,635.45      75.43                         0.250                          0.020
6990937          $224,849.02      56.68                         0.250                          0.020
6990950          $264,685.95      49.53                         0.250                          0.020
6990956          $309,203.80      80.00                         0.250                          0.020
6990986          $273,833.40      53.92                         0.250                          0.020
6991000          $278,301.80      80.00                         0.250                          0.020
6991036          $279,830.37      67.63                         0.250                          0.020
6991037          $272,300.00      70.00                         0.250                          0.020
6991038          $389,731.61      57.78                         0.250                          0.020
6991056          $222,954.05      79.99                         0.250                          0.020
6991070          $268,792.82      80.00                         0.250                          0.020
6991107          $410,217.50      76.84                         0.250                          0.020
6991165          $259,846.50      80.00                         0.250                          0.020
6991199          $221,600.00      80.00                         0.250                          0.020

                 $171,241,755.78


COUNT:    561
WAC:      8.1713
WAM:      357.3608
WALTV:    76.7374

                                   EXHIBIT F-2


NASCOR
NMI /
1996-1
20, 25, & 30 YEAR
FIXED RATE NON-RELOCATION LOANS


(i)       (ii)                                          (iii)     (iv)         (v)           (vi)         (vii)        (viii)
- -----     ----------------------  -----      --------   --------  --------     --------      ----------   --------     ----------
                                                                               NET
MORTGAGE                                                          MORTGAGE     MORTGAGE      CURRENT      ORIGINAL     SCHEDULED
LOAN                                         ZIP        PROPERTY  INTEREST     INTEREST      MONTHLY      TERM TO      MATURITY
NUMBER    CITY                    STATE      CODE       TYPE      RATE         RATE          PAYMENT      MATURITY     DATE
- --------  ---------------------- ------     ---------   --------  --------     --------      ----------   --------     -----------

3562182   NEW YORK                NY           10030       LCO       8.375         8.105        $1,307.10     240          1-Jun-15
3563040   FORT WORTH              TX           76132       SFD       9.000         8.730        $5,209.93     360          1-Apr-26
3565241   JENSEN BEACH            FL           34957       SFD       8.000         7.730          $857.04     360          1-Mar-26
3568278   NAPERVILLE              IL           60540       SFD       7.125         6.855        $1,515.87     360          1-Apr-26
3568957   SHIRLEY                 MA           01464       LCO       7.125         6.855          $639.60     360          1-Mar-25
3570187   SUMMERLAND KEY          FL           33042       SFD       7.875         7.605        $2,305.72     360          1-Mar-26
3574193   JUPITER                 FL           33478       SFD       8.750         8.480          $846.69     360          1-May-26
3582062   LAKEWOOD                NJ           08701       LCO       8.000         7.730          $587.02     360          1-Aug-25
3585551   HEWLETT                 NY           11557       SFD       7.750         7.480        $3,940.27     360          1-May-26
3586214   YARDLEY                 PA           19067       LCO       9.250         8.980          $554.49     360          1-May-25
3587305   EAST SETAUKET           NY           11733       SFD       9.000         8.730        $2,040.53     360          1-Jul-25
3588612   WASHINGTON              NJ           07853       SFD       7.500         7.230        $2,019.34     360          1-Jul-26
3594486   PRINCETON               MA           01541       SFD       9.125         8.855        $1,165.13     360          1-Jun-25
3595042   LYSANDER                NY           13027       SFD       8.625         8.355        $1,624.42     360          1-Jan-26
3596080   GLENDORA                CA           91741       SFD       8.375         8.105        $1,793.77     360          1-Jun-25
3596457   TOWACO                  NJ           07082       SFD       7.875         7.605        $3,262.82     360          1-Apr-26
3596470   MESA                    AZ           85215       PUD       8.750         8.480          $892.91     360          1-Jun-25
3599515   MONARCH BEACH           CA           92629       SFD       7.750         7.480        $2,422.91     360          1-Apr-26
3601238   LOS ANGELES             CA           90046       SFD       8.625         8.355        $2,683.37     360          1-Mar-26
3601428   WAYNE                   PA           19087       SFD       8.375         8.105        $1,264.77     360          1-Jul-25
4447336   PALM COAST              FL           32137       SFD       8.000         7.730          $497.79     360          1-Mar-26
4447567   TAHOMA                  CA           96141       SFD       8.250         7.980        $1,852.79     350          1-Jul-25
4448206   MARCO ISLAND            FL           33937       SFD       9.125         8.855        $1,652.90     360          1-Apr-26
4450327   POST FALLS              ID           83854       SFD       8.625         8.355          $976.13     360          1-Apr-26
4450376   BUENA PARK              CA           90621       SFD       8.500         8.230        $1,906.91     360          1-Aug-25
4450761   ESTERO                  FL           33928       SFD       8.000         7.730          $405.04     360          1-May-26
4451648   HENDERSON               NV           89014       SFD       7.750         7.480        $2,801.18     360          1-Feb-26
4452039   MESA                    AZ           85202       SFD       8.250         7.980          $590.88     360          1-Aug-25
4452449   PALM BEACH GARDENS      FL           33418       SFD       8.000         7.730          $717.62     360          1-Mar-26
4452855   WATERFORD               MI           48328       SFD       8.375         8.105        $1,520.15     360          1-Sep-25
4454966   SAN MATEO               CA           94402       SFD       8.625         8.355        $1,773.36     360          1-Aug-25
4455001   WILMINGTON              NC           28405       SFD       8.750         8.480        $2,832.13     360          1-Aug-25
4456267   WHITEHOUSE STATION      NJ           08889       SFD       7.875         7.605        $2,204.22     360          1-Sep-25
4456572   HAVERHILL               MA           01830       SFD       8.000         7.730          $510.71     360          1-Aug-25
4457396   LEHIGH ACRES            FL           33936       SFD       8.750         8.480          $623.07     360          1-Apr-26
4458727   HOUSTON                 TX           77027       SFD       8.000         7.730        $3,191.88     360          1-May-26
4459493   CLINT                   TX           79836       SFD       8.000         7.730        $1,309.77     360          1-Mar-26
4459786   ATLANTA                 GA           30327       SFD       8.375         8.105        $2,654.17     360          1-Sep-25
4459837   KATONAH                 NY           10536       LCO       9.125         8.855        $1,269.27     360          1-Sep-25
4460723   BELLINGHAM              MA           02019       SFD       8.750         8.480          $633.30     360          1-Sep-25
4461107   RANCHO PALOS VERDES     CA           90274       SFD       7.625         7.355        $2,593.36     360          1-Feb-26
4462035   SYRACUSE                NY           13215       SFD       8.000         7.730          $909.87     360          1-Apr-26
4462322   LONG VALLEY             NJ           07853       SFD       8.125         7.855        $2,445.79     360          1-May-26
4462848   DANVILLE                CA           94526       SFD       8.000         7.730        $2,076.56     360          1-Apr-26
4463337   VISTA                   CA           92084       SFD       8.625         8.355        $1,207.13     360          1-Sep-25
4464032   PLANTATION              FL           33317       SFD       8.875         8.605        $1,145.73     360          1-Oct-25
4464525   LANOKA HARBOR           NJ           08734       SFD       8.500         8.230        $1,257.18     360          1-Oct-25
4464876   MOUNT LAUREL            NJ           08054       SFD       8.000         7.730        $2,190.29     360          1-Feb-26
4465009   HAMILTON                NJ           08690       SFD       8.000         7.730        $1,209.98     360          1-Mar-26
4465354   CLEARWATER              FL           34624       SFD       8.125         7.855          $660.82     360          1-Mar-26
4466581   METHUEN                 MA           01844       SFD       8.375         8.105        $1,368.14     360          1-Apr-26
4467054   PEEKSKILL               NY           10566       LCO       7.625         7.355          $583.23     360          1-Apr-26
4467311   CHELTENHAM              PA           19012       SFD       8.875         8.605          $553.77     360          1-Sep-25
4467315   YORKTOWN HEIGHTS        NY           10598       SFD       8.000         7.730        $1,667.12     360          1-Jan-26
4467358   NAPLES                  FL           33942       SFD       8.875         8.605          $596.73     360          1-Apr-26
4467777   FRANKSVILLE             WI           53126       SFD       8.125         7.855        $1,847.34     360          1-Jun-26
4468657   BATON ROUGE             LA           70810       SFD       8.250         7.980        $1,891.69     360          1-May-26
4468701   CLARKS SUMMIT           PA           18411       SFD       8.250         7.980        $1,641.52     360          1-Jan-26
4468974   SUFFOLK                 VA           23434       SFD       8.500         8.230        $1,230.27     360          1-Jan-26
4470026   POWAY                   CA           92064       SFD       8.625         8.355        $2,275.04     360          1-Oct-25
4470187   CORAL SPRINGS           FL           33067       SFD       8.750         8.480        $1,073.06     360          1-Apr-26
4470567   KENT                    WA           98042       PUD       8.625         8.355        $2,327.54     360          1-Jan-26
4470944   LAKE FOREST             IL           60045       SFD       7.875         7.605        $2,165.42     360          1-Jul-26
4471279   MAURICE RIVER           NJ           08327       SFD       8.875         8.605        $1,030.37     360          1-Jun-26
4471397   CASTLE ROCK             CO           80104       SFD       8.000         7.730        $1,614.29     360          1-May-26
4472143   CHAPEL HILL             NC           27514       SFD       8.500         8.230        $1,168.75     360          1-May-26
4472213   UPPER FREEHOLD          NJ           08501       SFD       7.750         7.480        $1,791.04     360          1-Apr-26
4472332   BASKING RIDGE           NJ           07920       SFD       8.375         8.105        $2,926.28     360          1-Jun-26
4472754   GLENCOE                 MO           63038       SFD       8.250         7.980        $1,960.06     360          1-Apr-26
4472955   WHITING                 NJ           08759       SFD       8.500         8.230          $599.76     360          1-Nov-25
4473256   GLOUCESTER              NJ           08012       LCO       7.875         7.605          $524.59     360          1-Apr-26
4473553   COROLLA                 NC           27927       SFD       8.375         8.105        $2,124.41     360          1-Jun-26
4473582   RANCHO SANTA MARGARITA  CA           92688       SFD       8.500         8.230        $1,414.03     360          1-Dec-25
4473586   LAGUNA HILLS            CA           92656       LCO       8.625         8.355          $707.79     360          1-Nov-25
4473665   PLYMOUTH                MN           55447       SFD       8.375         8.105        $2,045.36     360          1-Apr-26
4474261   BOYNTON BEACH           FL           33436       PUD       8.875         8.605        $2,077.59     360          1-May-26
4474614   PEAPACK-GLADSTONE       NJ           07934       SFD       8.375         8.105        $1,791.88     360          1-Nov-25
4475569   BOYNTON BEACH           FL           33436       SFD       8.750         8.480          $793.79     360          1-Apr-26
4475888   POTOMAC                 MD           20854       SFD       8.000         7.730        $2,028.50     360          1-Jan-26
4475924   BAYSIDE                 NY           11360       LCO       8.500         8.230          $891.94     360          1-Nov-25
4476069   GLENDALE                AZ           85308       SFD       8.625         8.355          $855.57     360          1-Apr-26
4477970   ASHLAND                 MA           01721       SFD       8.500         8.230        $1,886.91     360          1-Mar-26
4478435   WAYNE                   NJ           07470       SFD       8.875         8.605        $1,723.37     360          1-Dec-25
4478518   UNION BRIDGE            MD           21791       SFD       9.000         8.730        $2,446.06     360          1-Jul-26
4478782   MONTCLAIR               NJ           07043       SFD       8.250         7.980        $2,253.80     360          1-Feb-26
4478817   CAPE CORAL              FL           33914       SFD       8.125         7.855          $482.62     360          1-Apr-26
4479155   CHAPPAQUA               NY           10514       SFD       8.500         8.230        $3,460.12     360          1-Mar-26
4479237   LOS ALTOS               CA           94022       SFD       7.750         7.480        $1,791.04     360          1-Apr-26
4479995   MANORVILLE              NY           11949       SFD       7.375         7.105        $1,760.88     360          1-May-26
4480037   FARMINGDALE             NJ           07727       SFD       7.750         7.480        $1,719.39     360          1-Jun-26
4480063   HENDERSON               NV           89014       SFD       8.375         8.105        $1,877.38     360          1-Jan-26
4480484   BAITING HOLLOW          NY           11933       LCO       9.250         8.980          $678.71     360          1-May-26
4480540   BRONX                   NY           10464       SFD       8.500         8.230        $1,153.38     360          1-Dec-25
4480600   ANAHEIM                 CA           92807       SFD       8.500         8.230        $1,599.35     360          1-Nov-25
4481204   REHOBOTH                DE           19971       SFD       8.000         7.730        $3,463.37     360          1-Apr-26
4481349   BRENTWOOD               TN           37027       SFD       7.750         7.480        $2,170.73     360          1-Jul-25
4481350   KNOXVILLE               TN           37919       SFD       7.750         7.480        $2,779.68     360          1-Jul-25
4481470   RYE                     NY           10580       SFD       7.750         7.480        $1,640.59     360          1-Apr-26
4481601   DIAMOND BAR             CA           91765       SFD       8.750         8.480        $1,770.08     360          1-Nov-25
4481614   SAN RAFAEL              CA           94903       SFD       7.000         6.730        $1,871.17     360          1-May-26
4481684   ENGLEWOOD               NJ           07631       SFD       8.375         8.105        $2,508.24     360          1-Dec-25
4481722   MANSFIELD               CT           06250       SFD       8.250         7.980          $593.50     360          1-Feb-26
4482272   BLOOMFIELD HILLS        MI           48302       LCO       7.750         7.480        $2,134.91     360          1-Apr-26
4482625   NEWTOWN                 PA           18940       SFD       7.750         7.480          $723.58     360          1-Jan-26
4482951   MORGANVILLE             NJ           07751       SFD       7.750         7.480        $1,074.62     360          1-Mar-26
4482974   NEW ROCHELLE            NY           10801       SFD       8.500         8.230        $1,826.17     360          1-Jan-26
4483271   GLENDALE                CA           91208       SFD       7.500         7.230        $1,760.63     360          1-Apr-26
4483488   FUQUAY-VARINA           NC           27526       SFD       7.500         7.230        $2,097.65     360          1-Apr-26
4483721   EAST HAMPTON            NY           11937       SFD       8.750         8.480        $2,088.69     360          1-Apr-26
4483744   ESCONDIDO               CA           92025       SFD       8.500         8.230        $1,935.74     360          1-Dec-25
4484030   SMYRNA                  GA           30080       SFD       7.625         7.355        $1,562.81     360          1-Apr-26
4484042   BERKELEY HEIGHTS        NJ           07922       SFD       7.125         6.855        $1,179.01     360          1-Feb-26
4484143   JACKSON                 NJ           08527       SFD       8.625         8.355        $1,825.09     360          1-Jan-26
4484159   STOW                    OH           44224       SFD       8.750         8.480        $1,680.79     360          1-Dec-25
4484164   SCARSDALE               NY           10583       SFD       8.625         8.355        $2,327.54     360          1-Jan-26
4484251   IRVINE                  CA           92714       SFD       8.750         8.480          $708.04     360          1-Jun-26
4484382   WHEATON                 IL           60187       SFD       8.000         7.730        $2,059.68     360          1-Apr-26
4484463   SCARSDALE               NY           10583       SFD       7.000         6.730        $1,691.20     360          1-Apr-26
4484644   MANHATTAN BEACH         CA           90266       SFD       7.375         7.105        $2,221.91     360          1-Apr-26
4485569   MENDHAM                 NJ           07945       SFD       7.750         7.480        $1,611.93     360          1-Mar-26
4485689   MEMPHIS                 TN           38103       SFD       8.000         7.730        $2,370.06     360          1-May-26
4485762   MALVERN                 PA           19355       SFD       7.125         6.855        $1,684.30     360          1-May-26
4485824   WADING RIVER            NY           11792       SFD       8.750         8.480          $534.17     360          1-Feb-26
4485933   DALLAS                  TX           75225       SFD       7.875         7.605        $2,320.23     360          1-Apr-26
4486193   FT MYERS                FL           33912       SFD       9.000         8.730          $868.99     360          1-May-26
4486969   SCARSDALE               NY           10583       SFD       9.500         9.230        $1,778.41     360          1-Apr-26
4487011   SAGAPONACK              NY           11962       SFD       7.625         7.355        $2,450.03     360          1-May-26
4487097   KATONAH                 NY           10536       SFD       7.500         7.230        $1,678.12     360          1-Apr-26
4487828   RIDGEFIELD              CT           06877       SFD       7.625         7.355        $1,946.44     360          1-May-26
4488372   MAHWAH                  NJ           07430       SFD       8.875         8.605        $1,889.66     360          1-Jan-26
4488604   CAROLINA BEACH          NC           28428       SFD       8.250         7.980          $826.40     360          1-Jan-26
4488822   CONCORD                 MA           01742       SFD       8.500         8.230        $1,680.08     360          1-Jan-26
4488898   EUGENE                  OR           97405       SFD       8.375         8.105        $1,678.62     360          1-Jan-26
4489060   IRVINE                  CA           92714       LCO       8.500         8.230        $1,986.88     360          1-Jan-26
4489086   AUSTIN                  TX           78730       SFD       7.750         7.480        $2,249.54     360          1-Jun-26
4489335   SAN JOSE                CA           95126       SFD       8.750         8.480        $3,437.88     360          1-Jun-26
4489905   BOSTON                  MA           02118       LCO       8.625         8.355          $950.85     360          1-Jan-26
4489916   NORTH FALMOUTH          MA           02556       SFD       7.750         7.480        $2,536.10     360          1-Apr-26
4489931   MANSFIELD               MA           02048       SFD       7.875         7.605          $909.24     360          1-Jan-26
4490076   PLANO                   TX           75025       SFD       8.625         8.355        $2,046.76     360          1-May-26
4490219   NEPTUNE                 NJ           07753       SFD       8.750         8.480          $786.71     360          1-Jan-26
4490260   HIGHLANDS RANCH         CO           80126       SFD       7.125         6.855        $1,957.16     360          1-Mar-26
4490353   SEAFORD                 NY           11783       SFD       8.500         8.230        $1,153.38     360          1-Feb-26
4490434   MONTCLAIR               NJ           07042       SFD       7.375         7.105        $2,348.30     360          1-May-26
4490475   COMMACK                 NY           11725       SFD       8.375         8.105        $1,520.15     360          1-Apr-26
4490477   HOOVER                  AL           35244       SFD       8.250         7.980        $1,683.59     360          1-Jan-26
4490578   LOS ANGELES             CA           90035       SFD       7.875         7.605        $1,812.68     360          1-Apr-26
4490720   MOUNTAIN LAKES          NJ           07046       SFD       7.250         6.980        $2,728.71     360          1-May-26
4490741   INTERLAKEN              NJ           07712       SFD       8.500         8.230        $1,045.73     360          1-Jan-26
4490873   HAVERHILL               MA           01832       SFD       8.250         7.980          $509.74     360          1-Jan-26
4490879   COLORADO SPRINGS        CO           80921       SFD       7.875         7.605        $2,486.99     360          1-Jan-26
4490919   ANAHEIM                 CA           92808       SFD       7.625         7.355        $1,727.02     360          1-Apr-26
4490990   CHATHAM                 NJ           07928       SFD       7.375         7.105        $2,541.69     360          1-Apr-26
4491116   CHATHAM                 NJ           07928       SFD       7.250         6.980        $2,039.71     360          1-May-26
4491159   SOUTHAMPTON             NY           11968       SFD       7.750         7.480        $1,730.14     360          1-Mar-26
4491330   LOS ANGELES             CA           90068       SFD       7.875         7.605        $2,407.24     360          1-Apr-26
4491351   VENICE                  CA           90291       SFD       7.625         7.355        $2,537.45     360          1-Apr-26
4492040   MOUNT VERNON            NY           10552       SFD       7.375         7.105        $1,623.09     360          1-Apr-26
4492055   VIENNA                  VA           22182       SFD       8.000         7.730        $1,907.79     360          1-Jun-26
4492479   GLENDALE                CA           91206       SFD       8.875         8.605        $1,400.34     360          1-Dec-25
4492527   BOXFORD                 MA           01921       SFD       7.375         7.105        $2,400.10     360          1-Apr-26
4492624   DARIEN                  IL           60561       SFD       7.500         7.230        $2,495.85     360          1-Apr-26
4492992   DOVER                   MA           02030       SFD       7.250         6.980        $2,442.20     360          1-Jun-26
4493041   WILLIS                  TX           77378       SFD       8.250         7.980          $563.45     360          1-May-26
4493081   FOOTHILL RANCH          CA           92610       SFD       8.125         7.855        $1,911.56     360          1-Jan-26
4493312   LAKE FOREST             CA           92630       SFD       8.500         8.230        $2,302.90     360          1-Jan-26
4493338   TAHOE CITY              CA           96145       SFD       8.000         7.730        $1,797.72     360          1-Feb-26
4493556   NANTUCKET               MA           02584       SFD       8.000         7.730        $1,816.07     360          1-Apr-26
4493572   PHOENIX                 AZ           85331       SFD       8.125         7.855          $885.80     360          1-Jan-26
4493669   BURBANK                 CA           91501       SFD       7.000         6.730        $2,049.14     360          1-Apr-26
4493738   EAST NORWICH            NY           11732       SFD       7.875         7.605        $1,322.53     360          1-May-26
4493927   NEW MILFORD             CT           06776       SFD       8.500         8.230        $1,213.73     360          1-Mar-26
4494205   VALENCIA                CA           91354       SFD       7.125         6.855        $1,966.93     360          1-May-26
4494239   SATELLITE BEACH         FL           32937       SFD       8.375         8.105        $1,368.13     360          1-Jan-26
4494357   PACIFIC PALISADES       CA           90272       SFD       8.500         8.230        $3,014.14     360          1-Jan-26
4494378   BOCA RATON              FL           33498       SFD       9.000         8.730        $1,867.61     360          1-Apr-26
4494425   LOVELAND                CO           80537       SFD       7.375         7.105          $462.76     360          1-Apr-26
4494483   NEWPORT COAST           CA           92657       PUD       8.125         7.855          $965.25     360          1-May-26
4494790   NEWARK                  OH           43055       SFD       8.375         8.105        $1,769.07     360          1-Feb-26
4494954   HENDERSON               NV           89014       SFD       7.750         7.480        $2,170.73     360          1-Mar-26
4495013   LOS ANGELES             CA           90049       SFD       7.500         7.230        $2,055.70     360          1-May-26
4495051   NORTH HOLLYWOOD         CA           91602       SFD       8.125         7.855        $1,054.35     360          1-Jan-26
4495074   WEST SENECA             NY           14224       SFD       8.250         7.980          $416.95     360          1-Mar-26
4495099   MERRITT ISLAND          FL           32952       SFD       8.500         8.230          $952.68     360          1-Feb-26
4495125   LIDO BEACH              NY           11561       LCO       7.625         7.355          $792.73     360          1-Apr-26
4495266   EL CAJON                CA           92020       SFD       7.875         7.605        $2,178.84     360          1-Feb-26
4495360   WESLEY CHAPEL           FL           33543       SFD       8.000         7.730        $2,105.91     360          1-Jun-26
4495372   SOMERS                  NY           10589       SFD       7.500         7.230        $1,887.88     360          1-Apr-26
4495481   GEORGETOWN              TX           78628       SFD       7.750         7.480          $859.70     360          1-Jun-26
4495589   SAN DIEGO               CA           92130       SFD       8.250         7.980        $3,739.43     360          1-Jun-26
4495630   ST. JAMES               NY           11780       SFD       8.750         8.480          $881.10     360          1-Jun-26
4495631   KRUM                    TX           76249       SFD       8.250         7.980          $676.14     360          1-Apr-26
4495721   MARGATE CITY            NJ           08402       SFD       7.375         7.105          $934.49     360          1-May-26
4495858   WESTON                  CT           06883       SFD       7.625         7.355        $2,208.32     360          1-Feb-26
4495870   OAKLAND                 CA           94602       SFD       8.125         7.855        $2,762.09     360          1-Jan-26
4495891   FREMONT                 CA           94555       SFD       7.375         7.105        $1,537.45     360          1-Apr-26
4495900   REISTERSTOWN            MD           21136       SFD       8.250         7.980        $1,217.06     360          1-Mar-26
4495937   BROOKLINE               MA           02146       SFD       7.625         7.355        $2,696.70     360          1-Apr-26
4496064   SEBASTOPOL              CA           95472       SFD       7.500         7.230        $2,201.83     360          1-Apr-26
4496073   WALLOON LAKE            MI           49796       SFD       8.375         8.105        $2,793.27     360          1-Feb-26
4496197   LIVERMORE               CA           94550       SFD       7.375         7.105        $1,707.35     360          1-Apr-26
4496248   SILVER SPRING           MD           20906       SFD       8.000         7.730        $3,155.19     360          1-May-26
4496306   ARLINGTON               VA           22207       SFD       7.750         7.480        $2,245.96     360          1-Apr-26
4496307   ACCOKEEK                MD           20607       SFD       7.625         7.355        $1,748.26     360          1-May-26
4496349   REDWOOD CITY            CA           94065       SFD       7.375         7.105        $1,579.92     360          1-Apr-26
4496387   WENONAH                 NJ           08090       SFD       8.375         8.105        $2,812.27     360          1-Jul-26
4496417   COLLEGEVILLE            PA           19426       SFD       7.750         7.480        $2,507.45     360          1-Mar-26
4496450   SAN JOSE                CA           95117       SFD       8.000         7.730        $2,061.88     360          1-Jan-26
4496521   VALLEJO                 CA           94591       SFD       7.250         6.980        $1,446.22     360          1-Apr-26
4496730   FORT WORTH              TX           76108       SFD       7.250         6.980        $1,486.47     360          1-Feb-26
4496819   GLEN COVE               NY           11542       SFD       7.375         7.105        $2,034.04     360          1-Apr-26
4496908   UNIVERSITY PARK         TX           75205       SFD       7.500         7.230        $1,757.13     360          1-Jun-26
4496977   CUMBERLAND              RI           02864       SFD       7.000         6.730          $723.52     360          1-Apr-26
4497002   BRIGANTINE              NJ           08203       LCO       7.875         7.605          $429.61     360          1-Mar-26
4497009   THOUSAND OAKS           CA           91360       SFD       7.750         7.480        $1,998.80     360          1-Apr-26
4497025   EAST HARWICH            MA           02645       SFD       8.625         8.355        $1,166.69     360          1-Jun-26
4497100   CONCORD                 CA           94518       SFD       8.125         7.855        $2,375.99     360          1-Jan-26
4497138   BRENTWOOD               CA           94513       SFD       7.625         7.355        $2,683.25     360          1-Feb-26
4497270   LAS VEGAS               NV           89113       SFD       7.125         6.855        $1,768.52     360          1-Apr-26
4497485   PLEASANT VALLEY         NY           12569       SFD       8.375         8.105          $583.74     360          1-Mar-26
4497547   CONCORD                 CA           94521       SFD       7.500         7.230        $1,489.33     360          1-Apr-26
4497559   MASSAPEQUA              NY           11762       SFD       7.750         7.480        $1,325.36     360          1-Feb-26
4497642   LAKE SUCCESS            NY           11020       SFD       7.750         7.480        $3,094.91     360          1-Apr-26
4497643   RIVERSIDE               IL           60546       SFD       7.500         7.230        $2,139.60     360          1-Apr-26
4497655   MOUNTAIN VIEW           CA           94041       SFD       7.750         7.480        $1,837.60     360          1-Apr-26
4497791   HOUSTON                 TX           77056       SFD       7.125         6.855        $3,537.03     360          1-Apr-26
4497835   SCARSDALE               NY           10583       SFD       7.250         6.980        $2,554.07     360          1-Apr-26
4497955   LA JOLLA                CA           92037       SFD       7.250         6.980        $2,331.00     360          1-Mar-26
4498037   NEW ROCHELLE            NY           10804       SFD       7.250         6.980        $2,783.28     360          1-Apr-26
4498193   NOVATO                  CA           94947       SFD       6.875         6.605        $1,734.30     360          1-Apr-26
4498204   UNIVERSITY PARK         TX           75205       SFD       8.000         7.730        $2,110.31     360          1-Jan-26
4498342   WOODSTOCK               NY           12498       SFD       8.250         7.980          $631.07     360          1-Apr-26
4498347   RIDGEFIELD              CT           06877       SFD       7.500         7.230        $2,027.73     360          1-Apr-26
4498366   SANIBEL                 FL           33957       SFD       7.625         7.355        $2,336.43     360          1-May-26
4498393   CYPRESS                 TX           77429       SFD       7.375         7.105        $1,771.59     360          1-Apr-26
4498545   LAGUNA BEACH            CA           92561       SFD       7.375         7.105        $2,469.17     360          1-May-26
4498650   SAN JUAN CAPISTRANO     CA           92675       SFD       7.500         7.230        $2,405.30     360          1-Apr-26
4498681   EL PASO                 TX           79922       SFD       7.375         7.105          $985.60     360          1-Apr-26
4498760   CLIVE                   IA           50325       SFD       7.500         7.230        $1,538.28     360          1-Apr-26
4498768   LONG BEACH              NY           11561       SFD       7.500         7.230        $1,594.21     360          1-Apr-26
4498894   CHAPPAQUA               NY           10514       SFD       8.375         8.105        $2,565.25     360          1-Jun-26
4498941   CHANDLER                AZ           85226       SFD       7.875         7.605        $1,664.04     360          1-Feb-26
4499025   MILLTOWN                NJ           08850       SFD       8.875         8.605          $827.48     360          1-Apr-26
4499044   LAYTON                  UT           84040       SFD       7.500         7.230        $1,643.16     360          1-Apr-26
4499116   LOS ANGELES             CA           90066       SFD       7.625         7.355        $1,585.46     360          1-Mar-26
4499299   RONKONKOMA              NY           11779       SFD       8.250         7.980          $563.45     360          1-Apr-26
4499337   ANNAPOLIS               MD           21403       SFD       7.250         6.980        $1,596.30     360          1-Apr-26
4499349   SHELTER ISLAND          NY           11964       SFD       8.750         8.480        $3,304.14     360          1-Apr-26
4499422   THOUSAND OAKS           CA           91361       SFD       7.500         7.230        $2,011.65     360          1-May-26
4499546   LEBANON                 NJ           08833       SFD       7.000         6.730        $1,350.57     360          1-Apr-26
4499556   GLEN HEAD               NY           11545       SFD       7.000         6.730        $1,853.87     360          1-Apr-26
4499587   BETHESDA                MD           20816       SFD       7.500         7.230        $3,875.40     360          1-Apr-26
4499648   GREAT NECK              NY           11021       SFD       8.250         7.980        $3,005.07     360          1-Jun-26
4499767   STEWARTSVILLE           NJ           08886       SFD       7.875         7.605        $1,955.52     360          1-Apr-26
4499772   DANVILLE                CA           94526       SFD       7.250         6.980        $2,387.62     360          1-May-26
4499848   LA CANADA FLINTRIDGE    CA           91011       SFD       7.250         6.980        $2,010.38     360          1-May-26
4499856   PLYMPTON                MA           02367       SFD       7.750         7.480        $1,708.65     360          1-Apr-26
4499859   MAMARONECK              NY           10543       SFD       7.125         6.855        $1,589.98     360          1-May-26
4499918   WESTLAKE VILLAGE        CA           91362       SFD       7.500         7.230        $3,677.87     360          1-Jun-26
4499983   WILLIAMS ISLAND         FL           33160       HCO       7.750         7.480        $3,259.68     360          1-May-26
4500145   LITTLETON               CO           80122       SFD       7.375         7.105        $1,905.58     360          1-Apr-26
4500162   FIRE ISLAND PINES       NY           11782       SFD       7.250         6.980        $2,208.89     360          1-Apr-26
4500173   EAST HAMPTON            NY           11937       SFD       7.500         7.230        $1,748.04     360          1-May-26
4500206   BALTIMORE               MD           21244       SFD       8.125         7.855          $534.60     360          1-Feb-26
4500250   MOORESTOWN              NJ           08057       SFD       7.375         7.105        $1,825.11     360          1-Apr-26
4500304   ROXBURY                 CT           06783       SFD       7.750         7.480        $3,152.22     360          1-Jun-26
4500316   WHITEHOUSE              NJ           08888       SFD       7.125         6.855        $1,650.62     360          1-Apr-26
4500324   WESTHAMPTON             NY           11977       SFD       8.250         7.980        $2,441.62     360          1-Apr-26
4500396   FAIRFIELD               CT           06430       SFD       7.625         7.355        $2,131.88     360          1-Apr-26
4500419   MARPLE                  PA           19008       SFD       7.375         7.105        $2,734.39     360          1-Apr-26
4500431   KEY LARGO               FL           33037       LCO       7.250         6.980        $2,114.75     360          1-Apr-26
4500435   ASTORIA                 NY           11102       MF2       7.000         6.730        $1,936.04     360          1-May-26
4500461   ROSLYN                  NY           11576       SFD       7.375         7.105        $2,486.44     360          1-Jun-26
4500496   RIVERVIEW               FL           33569       SFD       6.875         6.605          $573.18     360          1-Apr-26
4500554   LAFAYETTE               CA           94549       SFD       7.250         6.980        $2,455.84     360          1-Apr-26
4500583   LYME                    CT           06377       SFD       8.250         7.980          $976.65     360          1-Feb-26
4500731   FREMONT                 CA           94583       SFD       8.250         7.980        $1,682.84     360          1-Feb-26
4500789   SAN CLEMENTE            CA           92672       SFD       7.500         7.230        $1,789.99     360          1-Apr-26
4500811   STERLING                VA           20165       SFD       7.500         7.230        $1,878.79     360          1-Apr-26
4500850   SHERMAN OAKS            CA           91403       SFD       7.500         7.230        $1,957.81     360          1-May-26
4500860   MANHATTAN BEACH         CA           90266       SFD       7.375         7.105        $2,968.18     360          1-Apr-26
4500893   HONOLULU                HI           96813       SFD       7.125         6.855        $2,951.23     360          1-Apr-26
4500924   LA VERNE                CA           91750       SFD       7.375         7.105        $1,911.79     360          1-Apr-26
4501041   GARDEN CITY             SC           29576       SFD       8.625         8.355        $2,722.27     360          1-Apr-26
4501115   VOORHEES                NJ           08043       SFD       7.500         7.230        $2,548.64     360          1-Apr-26
4501120   ATLANTA                 GA           30326       LCO       7.500         7.230        $2,045.91     360          1-Mar-26
4501122   ALPHARETTA              GA           30202       SFD       7.375         7.105        $2,427.04     360          1-Apr-26
4501235   TEMECULA                CA           92592       SFD       7.500         7.230        $2,447.26     360          1-Apr-26
4501241   PEWAUKEE                WI           53072       SFD       7.375         7.105        $1,657.63     360          1-May-26
4501306   STONY BROOK             NY           11790       SFD       7.375         7.105        $1,673.51     360          1-Apr-26
4501350   CUPERTINO               CA           95014       SFD       7.875         7.605        $3,190.31     360          1-Feb-26
4501395   TENAFLY                 NJ           07670       SFD       7.125         6.855        $2,425.39     360          1-Apr-26
4501408   THOUSAND OAKS           CA           91362       SFD       7.500         7.230        $1,940.33     360          1-May-26
4501425   WAYLAND                 MA           01778       SFD       7.500         7.230        $2,013.74     360          1-Apr-26
4501492   CANYON LAKE             CA           92587       SFD       7.625         7.355        $1,627.58     360          1-May-26
4501503   HIGHLANDS RANCH         CO           80126       SFD       8.000         7.730        $1,598.14     360          1-Apr-26
4501517   AGOURA HILLS            CA           91301       SFD       7.375         7.105        $1,491.86     360          1-Apr-26
4501559   INDIAN SHORES           FL           34635       HCO       8.125         7.855          $445.50     360          1-Mar-26
4501632   LONG BEACH              CA           90803       SFD       7.500         7.230        $1,885.78     360          1-Mar-26
4501649   CHINO HILLS             CA           91709       SFD       7.875         7.605        $1,776.42     360          1-Apr-26
4501655   LA CRESCENTA            CA           91214       SFD       8.250         7.980        $1,659.18     360          1-Jan-26
4501665   BALTIMORE               MD           21212       SFD       8.125         7.855        $3,823.86     360          1-Mar-26
4501686   LONG BEACH              CA           90815       SFD       8.000         7.730        $1,638.13     360          1-Jan-26
4501697   LOS OSOS                CA           93402       SFD       8.000         7.730        $1,218.05     360          1-Apr-26
4501698   SETAUKET                NY           11733       SFD       7.500         7.230        $2,352.86     360          1-Jun-26
4501707   MILPITAS                CA           95035       SFD       8.250         7.980        $2,223.75     360          1-Apr-26
4501738   MANHASSET               NY           11030       SFD       7.500         7.230        $2,791.27     360          1-May-26
4501747   AUSTIN                  TX           78759       SFD       7.875         7.605        $1,790.93     360          1-Feb-26
4501755   ORANGE                  CA           92667       SFD       8.875         8.605        $2,947.87     360          1-Jan-26
4501769   NEW YORK                NY           10003       HCO       7.375         7.105        $2,707.45     360          1-Apr-26
4501805   MANHATTAN BEACH         CA           90266       SFD       7.625         7.355        $2,478.34     360          1-May-26
4501808   WOODLAND HILLS          CA           91367       SFD       7.500         7.230        $2,545.15     360          1-Apr-26
4501815   YUCCA VALLEY            CA           92284       SFD       7.500         7.230          $278.29     360          1-Apr-26
4501841   BIG SKY                 MT           59716       LCO       7.250         6.980        $1,688.39     360          1-Apr-26
4501842   MOORPARK                CA           93021       SFD       6.875         6.605        $1,857.80     360          1-Apr-26
4501874   PRINCETON JUNCTION      NJ           08550       SFD       7.250         6.980        $1,644.05     360          1-Apr-26
4501957   BEDFORD                 MA           01730       SFD       7.000         6.730        $1,510.24     360          1-Apr-26
4501982   FREDERICK               MD           21702       SFD       8.000         7.730        $1,977.50     360          1-Apr-26
4501998   LOS ANGELES             CA           90064       SFD       8.250         7.980        $2,990.42     360          1-Feb-26
4502001   SAN FRANCISCO           CA           94114       SFD       7.375         7.105        $2,065.12     360          1-Apr-26
4502003   MIAMI                   FL           33175       SFD       8.750         8.480        $1,685.12     360          1-May-26
4502045   PALO ALTO               CA           94303       SFD       7.500         7.230        $2,359.85     360          1-Apr-26
4502110   CUMBERLAND              MD           21502       SFD       7.500         7.230        $1,776.01     360          1-Apr-26
4502118   WOODBURY                NY           11797       SFD       9.000         8.730        $2,196.62     360          1-Apr-26
4502122   LAGUNA BEACH            CA           92677       SFD       7.250         6.980        $2,251.19     360          1-Apr-26
4502171   WESTON                  CT           06883       SFD       7.500         7.230        $1,769.02     360          1-Apr-26
4502173   CAYUCOS                 CA           93430       SFD       8.250         7.980        $1,645.27     360          1-Feb-26
4502177   NORTH BETHESDA          MD           20852       SFD       7.500         7.230        $1,592.11     360          1-Feb-26
4502220   CALABASAS               CA           91302       SFD       7.250         6.980        $3,581.43     360          1-Apr-26
4502278   PHOENIX                 AZ           85048       SFD       7.750         7.480        $1,882.52     357          1-Jan-26
4502286   AURORA                  CO           80013       SFD       8.250         7.980          $728.73     360          1-Feb-26
4502288   HIGHLAND PARK           TX           75205       SFD       7.250         6.980        $2,341.23     360          1-Jun-26
4502305   ESSEX FELLS             NJ           07021       SFD       7.000         6.730        $1,729.79     360          1-Apr-26
4502308   NEWNAN                  GA           30265       SFD       7.000         6.730        $1,468.99     360          1-Apr-26
4502337   AIEA                    HI           96701       SFD       7.875         7.605        $3,262.81     360          1-Apr-26
4502357   SOLVANG                 CA           93463       SFD       8.875         8.605        $3,341.71     360          1-Apr-26
4502369   UNION CITY              CA           94587       PUD       8.125         7.855        $1,715.17     360          1-Mar-26
4502376   HICKSVILLE              NY           11801       SFD       8.000         7.730          $770.46     360          1-Apr-26
4502384   MORENO VALLEY           CA           92557       SFD       8.375         8.105          $627.06     360          1-Mar-26
4502398   SPARTA                  NJ           07871       SFD       7.375         7.105        $1,803.01     360          1-Apr-26
4502400   CARVER                  MA           02330       SFD       8.000         7.730          $513.64     360          1-Mar-26
4502462   EASTON                  PA           18042       SFD       7.875         7.605        $1,988.83     240          1-May-16
4502473   GREAT FALLS             VA           22066       SFD       7.250         6.980        $2,960.65     360          1-Apr-26
4502478   SURFSIDE BEACH          SC           29575       LCO       7.875         7.605          $657.64     360          1-Apr-26
4502543   BOCA RATON              FL           33496       SFD       7.375         7.105        $2,873.21     360          1-Apr-26
4502564   GARDEN CITY             NY           11530       SFD       7.000         6.730        $2,116.57     240          1-Apr-16
4502576   FRANKLIN LAKES          NJ           07417       SFD       7.375         7.105        $1,823.73     360          1-Apr-26
4502611   TRABUCO CANYON          CA           92678       SFD       7.500         7.230        $2,142.39     360          1-Mar-26
4502637   RUMSON                  NJ           07760       SFD       7.375         7.105        $1,160.33     360          1-Mar-26
4502650   TUSTIN                  CA           92680       SFD       7.875         7.605        $1,712.25     360          1-Mar-26
4502662   BRENTWOOD               CA           94513       SFD       7.000         6.730        $2,288.65     360          1-Apr-26
4502679   CORTLANDT MANOR         NY           10566       SFD       7.125         6.855          $830.03     360          1-May-26
4502697   RUMSEY                  CA           95679       SFD       8.250         7.980          $540.92     360          1-Feb-26
4502735   DENVER                  NC           28037       SFD       7.375         7.105        $2,066.74     240          1-Apr-16
4502752   AGOURA                  CA           91301       SFD       8.125         7.855        $1,859.96     360          1-May-26
4502757   WELLESLEY               MA           02181       SFD       7.500         7.230        $3,041.59     360          1-Apr-26
4502818   WESTPORT                CT           06880       SFD       7.500         7.230        $2,685.34     360          1-Apr-26
4502930   FAIRFIELD               CT           06430       SFD       8.875         8.605        $3,107.79     360          1-Jul-26
4502995   RIDGEFIELD              CT           06877       SFD       7.625         7.355        $3,538.97     360          1-Mar-26
4502997   HUNTINGTON BEACH        CA           92646       SFD       8.250         7.980        $1,803.04     360          1-Mar-26
4503012   REDWOOD CITY            CA           94062       SFD       8.250         7.980        $2,817.25     360          1-Jun-26
4503032   SAN DIEGO               CA           92107       SFD       7.125         6.855        $1,515.87     360          1-Mar-26
4503040   ELMONT                  NY           11003       SFD       8.375         8.105        $1,185.72     360          1-Apr-26
4503060   AGOURA HILLS            CA           91301       SFD       7.500         7.230        $1,772.51     360          1-Apr-26
4503062   GILBERT                 AZ           85233       PUD       8.250         7.980          $650.60     360          1-Mar-26
4503064   SAN DIEGO               CA           92124       SFD       7.750         7.480        $1,808.23     360          1-Apr-26
4503066   MIDDLETOWN              NJ           07748       SFD       7.750         7.480        $2,139.21     360          1-Apr-26
4503091   ERIE                    CO           80516       SFD       7.875         7.605        $1,892.44     360          1-Apr-26
4503150   SAN DIMAS               CA           91773       SFD       8.750         8.480        $2,442.71     360          1-Jun-26
4503179   SOUTH PLAINFIELD        NJ           07080       SFD       7.500         7.230        $1,562.75     360          1-Apr-26
4503185   THOUSAND OAKS           CA           91361       SFD       7.250         6.980        $1,975.59     360          1-Apr-26
4503201   NOVI                    MI           48167       SFD       8.250         7.980        $1,870.66     360          1-Apr-26
4503216   ATLANTA                 GA           30324       SFD       8.500         8.230          $946.54     360          1-Feb-26
4503222   MOUNT VERNON            NY           10552       SFD       8.250         7.980        $1,616.73     360          1-Jun-26
4503229   THOUSAND OAKS           CA           91360       SFD       7.500         7.230        $3,281.42     360          1-May-26
4503232   CHANDLER                AZ           85249       SFD       7.250         6.980        $2,476.30     360          1-Apr-26
4503234   BOCA RATON              FL           33498       SFD       8.000         7.730        $2,159.47     360          1-May-26
4503259   BOONTON TOWNSHIP        NJ           07005       SFD       7.250         6.980        $2,796.93     360          1-Apr-26
4503287   MOUNTAIN VIEW           CA           94040       SFD       7.875         7.605        $1,754.67     360          1-Mar-26
4503325   ELLICOTT CITY           MD           21042       SFD       7.500         7.230        $1,855.72     360          1-Apr-26
4503362   MANHATTAN BEACH         CA           90266       MF2       7.375         7.105        $2,993.74     360          1-Apr-26
4503403   DANVILLE                CA           94526       SFD       7.375         7.105        $2,262.66     360          1-Apr-26
4503406   BRICK                   NJ           08724       SFD       8.500         8.230          $853.49     360          1-May-26
4503408   WILMETTE                IL           60091       SFD       7.125         6.855        $2,255.61     360          1-Apr-26
4503490   EL CAJON                CA           92021       SFD       7.125         6.855        $1,711.25     360          1-Apr-26
4503559   HUDSON                  OH           44236       SFD       7.875         7.605        $2,668.99     360          1-Apr-26
4503599   PERINTON                NY           14450       SFD       7.750         7.480        $1,831.15     360          1-May-26
4503668   WOODMERE                NY           11598       SFD       9.000         8.730        $2,462.15     360          1-Jun-26
4503716   WEST CHESTER            PA           19380       SFD       8.000         7.730        $2,201.30     360          1-Apr-26
4503720   SAN JUAN CAPISTRANO     CA           92675       SFD       7.250         6.980        $3,751.97     360          1-Apr-26
4503721   MILLSTONE               NJ           08510       SFD       7.250         6.980        $1,909.42     360          1-May-26
4503725   GLEN ROCK               NJ           07452       SFD       8.000         7.730        $1,981.17     360          1-May-26
4503757   STATEN ISLAND           NY           10314       SFD       7.750         7.480        $1,117.61     360          1-Apr-26
4503820   CLYDE HILL              WA           98004       SFD       7.000         6.730        $1,849.55     360          1-Apr-26
4503829   RYE                     NY           10580       SFD       7.125         6.855        $2,358.02     360          1-May-26
4503884   REDONDO BEACH           CA           90277       SFD       7.125         6.855        $1,542.48     360          1-Apr-26
4503895   BELLMORE                NY           11710       SFD       7.375         7.105        $1,474.60     360          1-Apr-26
4503910   LA SELVA BEACH          CA           95076       SFD       7.000         6.730        $1,403.79     360          1-Apr-26
4503913   RAMSEY                  NJ           07446       SFD       7.125         6.855        $1,967.26     360          1-Apr-26
4503975   DANVILLE                CA           94506       SFD       7.125         6.855        $1,536.08     360          1-Apr-26
4503983   OLD TAPPAN              NJ           07675       SFD       7.125         6.855        $1,819.05     360          1-Apr-26
4503987   LAKE FOREST             CA           92630       SFD       7.500         7.230        $1,497.72     360          1-Apr-26
4504015   MARTINEZ                CA           94553       SFD       7.750         7.480        $2,220.88     360          1-Mar-26
4504061   KIMBERTON               PA           19442       SFD       7.250         6.980        $1,737.51     360          1-Apr-26
4504088   RIVERSIDE               IL           60546       SFD       7.375         7.105        $2,521.58     240          1-Apr-16
4504104   PASADENA                CA           91104       SFD       7.375         7.105        $1,690.78     360          1-Apr-26
4504113   OLYMPIA FIELDS          IL           60461       SFD       7.875         7.605        $1,624.16     360          1-Apr-26
4504142   NEEDHAM                 MA           02192       SFD       7.875         7.605        $1,925.06     360          1-May-26
4504184   SAN ANTONIO             TX           78209       SFD       7.500         7.230        $3,356.23     360          1-Apr-26
4504198   HARRISON                NY           10528       SFD       7.375         7.105        $2,361.42     360          1-May-26
4504200   GRAYSON                 GA           30221       SFD       7.500         7.230        $1,600.51     360          1-Mar-26
4504208   NORCROSS                GA           30092       SFD       7.375         7.105        $2,928.47     360          1-Mar-26
4504216   ALPHARETTA              GA           30201       SFD       7.375         7.105        $2,210.17     360          1-Mar-26
4504220   SCARSDALE               NY           10583       SFD       7.375         7.105        $2,728.17     360          1-Apr-26
4504271   BAKERSFIELD             CA           93312       SFD       7.000         6.730        $1,521.55     360          1-Apr-26
4504282   HUNTINGTON STATION      NY           11746       SFD       8.375         8.105          $726.63     360          1-May-26
4504284   LOS ANGELES             CA           90049       SFD       6.875         6.605        $2,562.03     360          1-May-26
4504285   SAN JOSE                CA           95135       SFD       7.125         6.855        $1,761.78     360          1-Apr-26
4504288   WOODBURY                NY           11797       SFD       8.500         8.230        $3,598.52     360          1-May-26
4504295   MOORPARK                CA           93021       SFD       7.375         7.105        $1,819.93     360          1-Apr-26
4504307   MILL VALLEY             CA           94941       SFD       7.125         6.855        $2,758.88     360          1-Apr-26
4504308   ENCINO                  CA           91436       SFD       7.375         7.105        $2,590.04     360          1-Apr-26
4504323   HONOLULU                HI           96817       SFD       8.000         7.730        $1,467.53     360          1-Mar-26
4504332   SHELTON                 CT           06484       SFD       7.375         7.105        $1,623.09     360          1-Apr-26
4504354   BROKEN ARROW            OK           74011       SFD       7.125         6.855        $1,640.17     360          1-Apr-26
4504368   PASADENA                CA           91107       SFD       7.125         6.855        $2,102.01     360          1-Apr-26
4504391   SEDONA                  AZ           86351       SFD       7.250         6.980        $1,783.90     360          1-Apr-26
4504398   NAPERVILLE              IL           60565       SFD       7.125         6.855        $1,682.62     360          1-Apr-26
4504464   ASHBURN                 VA           22011       SFD       7.500         7.230        $1,873.90     360          1-Apr-26
4504466   MORRISTOWN              NJ           07960       SFD       7.375         7.105        $2,701.93     360          1-Apr-26
4504484   PLEASANTON              CA           94588       SFD       7.875         7.605        $3,589.46     360          1-Jun-26
4504513   MORRIS PLAINS           NJ           07950       SFD       7.625         7.355        $1,809.13     360          1-Apr-26
4504532   RIVERSIDE               CA           92504       SFD       7.375         7.105        $1,616.18     360          1-Apr-26
4504541   METUCHEN                NJ           08840       SFD       7.125         6.855        $1,185.75     360          1-Apr-26
4504543   SAN FRANCISCO           CA           94121       SFD       7.750         7.480        $2,521.77     360          1-Mar-26
4504550   ALPINE                  CA           91901       SFD       7.500         7.230        $1,545.27     360          1-Apr-26
4504573   NORTH CALDWELL          NJ           07006       SFD       7.125         6.855        $2,231.04     240          1-Apr-16
4504593   OAKLAND                 CA           94602       SFD       7.125         6.855        $1,804.22     360          1-Apr-26
4504606   STONY BROOK             NY           11790       SFD       7.750         7.480        $1,687.16     360          1-May-26
4504616   SAN JUAN CAPISTRANO     CA           92675       SFD       7.500         7.230        $2,419.29     360          1-May-26
4504632   JUPITER                 FL           33458       SFD       7.375         7.105        $1,719.79     360          1-Apr-26
4504644   CAMBRIDGE               MA           02138       MF2       7.125         6.855        $2,107.40     360          1-Apr-26
4504646   CUPERTINO               CA           95014       SFD       7.375         7.105        $1,915.25     360          1-Apr-26
4504648   SPARKILL                NY           10976       SFD       7.625         7.355          $905.98     360          1-May-26
4504664   CALABASAS               CA           91302       SFD       8.375         8.105        $1,641.00     360          1-Apr-26
4504667   ATLANTA                 GA           30306       SFD       7.500         7.230        $1,510.31     360          1-Mar-26
4504695   DANVILLE                PA           17821       SFD       7.250         6.980        $1,865.76     360          1-Apr-26
4504733   BERNARDSVILLE           NJ           07924       SFD       7.500         7.230        $1,589.32     360          1-May-26
4504747   DENVILLE                NJ           07834       SFD       7.625         7.355        $2,361.20     360          1-Apr-26
4504748   RALEIGH                 NC           27615       SFD       7.125         6.855        $1,451.87     360          1-Apr-26
4504751   SCOTTSDALE              AZ           85253       SFD       7.125         6.855        $1,899.89     360          1-Apr-26
4504755   MOUNTAIN VIEW           CA           94043       SFD       8.250         7.980        $2,077.26     360          1-Apr-26
4504766   LOS ANGELES             CA           90732       SFD       8.250         7.980        $1,816.57     360          1-Mar-26
4504786   PASADENA                CA           91107       SFD       8.500         8.230        $1,976.11     360          1-Mar-26
4504802   SOUTHAMPTON             NY           11968       SFD       7.250         6.980        $2,871.97     360          1-May-26
4504806   NAPLES                  FL           33937       HCO       9.000         8.730        $1,888.86     360          1-Apr-26
4504817   OKLAHOMA CITY           OK           73141       SFD       7.625         7.355        $1,687.39     360          1-May-26
4504870   NEWARK                  DE           19702       SFD       8.875         8.605          $634.53     360          1-May-26
4504878   MOUNT KISCO             NY           10549       SFD       7.250         6.980        $3,274.45     360          1-May-26
4504901   PETERSBURG              VA           23805       SFD       7.625         7.355        $2,180.01     360          1-Apr-26
4504909   SANTA CLARITA           CA           91351       SFD       7.375         7.105        $3,180.56     360          1-May-26
4504947   CROFTON                 MD           21114       SFD       7.250         6.980          $784.51     360          1-Apr-26
4504969   HINSDALE                IL           60521       SFD       7.250         6.980        $2,053.36     360          1-May-26
4504975   BRONXVILLE              NY           10708       SFD       8.000         7.730        $4,769.47     360          1-May-26
4505002   MEDIA                   PA           19063       SFD       7.625         7.355        $1,613.77     360          1-May-26
4505009   PACIFIC PALISADES       CA           90272       LCO       7.500         7.230        $1,734.06     360          1-Apr-26
4505015   STRATFORD               CT           06497       SFD       7.250         6.980        $2,505.98     360          1-May-26
4505018   SAN FRANCISCO           CA           94112       SFD       7.250         6.980        $1,790.72     360          1-Apr-26
4505020   SCOTTSDALE              AZ           85262       SFD       7.250         6.980        $1,632.45     360          1-May-26
4505031   BETHESDA                MD           20817       SFD       7.250         6.980        $1,908.39     360          1-May-26
4505039   ARLINGTON               VA           22207       SFD       7.250         6.980        $1,848.70     360          1-Apr-26
4505053   WEST CHESTER            PA           19380       SFD       8.125         7.855        $1,701.07     360          1-May-26
4505059   HONOLULU                HI           96813       LCO       7.375         7.105        $4,489.39     360          1-Mar-26
4505097   BROOKLYN                NY           11228       SFD       8.625         8.355        $1,972.87     360          1-May-26
4505146   SAN DIEGO               CA           92128       SFD       8.375         8.105        $1,778.57     360          1-Mar-26
4505157   YARDLEY                 PA           19067       SFD       7.125         6.855        $1,664.09     360          1-Apr-26
4505159   HUNTINGTON BEACH        CA           92648       SFD       7.750         7.480        $1,870.55     360          1-Mar-26
4505175   BROOKLYN                NY           11235       HCO       8.500         8.230        $2,145.27     360          1-Apr-26
4505214   SPEONK                  NY           11972       SFD       8.875         8.605        $1,034.34     360          1-Apr-26
4505218   SAN DIEGO               CA           92116       SFD       7.500         7.230        $2,433.27     360          1-May-26
4505227   EAST ROCKAWAY           NY           11518       SFD       8.750         8.480          $855.54     360          1-May-26
4505232   CAMPBELL                CA           95008       SFD       7.875         7.605        $2,276.72     360          1-Apr-26
4505268   LAGUNA NIGUEL           CA           92677       SFD       7.375         7.105        $2,424.27     360          1-Apr-26
4505275   SCOTTSDALE              AZ           85255       SFD       7.250         6.980        $1,776.05     360          1-Apr-26
4505282   HEALDSBURG              CA           95448       SFD       8.125         7.855        $3,712.49     360          1-Mar-26
4505311   FOLSOM                  CA           95630       SFD       7.750         7.480        $1,905.66     360          1-Mar-26
4505344   GERMANTOWN              TN           38139       SFD       7.625         7.355        $1,528.84     360          1-Mar-26
4505372   EAST COLUMBIA           TX           77566       SFD       7.250         6.980        $1,596.30     360          1-Apr-26
4505397   ROWLAND HEIGHTS         CA           91748       SFD       7.250         6.980        $1,896.91     240          1-May-16
4505399   DARIEN                  CT           06820       SFD       8.375         8.105        $2,470.24     360          1-Jun-26
4505422   ENGLEWOOD               CO           80111       SFD       7.500         7.230        $1,951.93     360          1-Apr-26
4505445   WHIPPANY                NJ           07981       SFD       7.625         7.355        $1,868.58     360          1-May-26
4505476   FREMONT                 CA           94536       SFD       7.375         7.105        $1,616.18     360          1-Apr-26
4505488   WESTPORT                CT           06880       SFD       8.125         7.855        $3,712.49     360          1-Jun-26
4505503   EAGLE                   ID           83616       SFD       7.125         6.855        $1,794.12     360          1-Apr-26
4505506   FULLERTON               CA           92631       SFD       8.250         7.980        $2,028.42     360          1-Feb-26
4505508   SYKESVILLE              MD           21784       SFD       8.250         7.980        $2,073.50     360          1-Feb-26
4505516   BUSHKILL                PA           18324       SFD       7.375         7.105          $649.58     360          1-May-26
4505520   KALAMA                  WA           98625       SFD       7.625         7.355        $2,321.57     360          1-May-26
4505544   RIDGEWOOD               NJ           07450       SFD       7.250         6.980        $2,009.01     360          1-Apr-26
4505545   PETALUMA                CA           94954       SFD       8.250         7.980        $1,682.84     360          1-Apr-26
4505554   TEMPE                   AZ           85283       SFD       8.250         7.980        $1,014.85     360          1-Feb-26
4505559   PLAINSBORO              NJ           08536       SFD       9.000         8.730        $2,040.93     360          1-May-26
4505575   WEST WINDSOR            NJ           08550       SFD       7.875         7.605        $1,722.77     360          1-Apr-26
4505576   WEST BLOOMFIELD         MI           48322       SFD       8.250         7.980        $1,592.69     360          1-Jun-26
4505584   NORMANDY SHORES         NJ           08739       SFD       7.875         7.605        $1,963.49     360          1-May-26
4505609   MORGAN HILL             CA           95037       SFD       8.625         8.355        $1,866.70     360          1-May-26
4505611   ATHERTON                CA           94027       SFD       7.250         6.980        $3,820.19     360          1-May-26
4505645   DOVER                   NJ           08753       SFD       8.125         7.855          $608.85     360          1-Apr-26
4505663   NEWPORT COAST           CA           92657       LCO       7.250         6.980        $3,395.20     360          1-May-26
4505666   GERMANTOWN              MD           20874       SFD       7.250         6.980        $1,329.91     360          1-May-26
4505674   BEND                    OR           97701       SFD       7.750         7.480          $980.77     360          1-Mar-26
4505677   HOLLISTER               CA           95023       SFD       8.375         8.105        $1,641.76     360          1-May-26
4505710   CALABASAS               CA           91302       SFD       7.250         6.980        $3,131.19     360          1-May-26
4505737   SAN MATEO               CA           94403       SFD       7.125         6.855        $1,874.96     360          1-Apr-26
4505747   SUWANEE                 GA           30174       SFD       7.500         7.230        $1,624.28     360          1-Mar-26
4505781   GARDEN CITY             NY           11530       SFD       8.750         8.480        $2,336.51     360          1-Jul-26
4505784   ANNAPOLIS               MD           21401       SFD       7.250         6.980        $1,841.88     360          1-Apr-26
4505816   RENO                    NV           89511       SFD       7.250         6.980        $1,697.26     360          1-Apr-26
4505826   BROOKLYN                NY           11204       MF2       8.375         8.105        $2,219.42     360          1-Apr-26
4505851   SAN RAMON               CA           94583       SFD       7.500         7.230        $1,638.26     360          1-Apr-26
4505856   ROCKLIN                 CA           95677       SFD       8.000         7.730        $1,154.58     360          1-Mar-26
4505874   NEW MILFORD             CT           06776       SFD       7.250         6.980        $1,828.24     360          1-May-26
4505882   EAST MEADOW             NY           11554       SFD       8.375         8.105          $961.50     360          1-Apr-26
4505905   OCEANSIDE               NY           11572       SFD       8.500         8.230        $1,137.99     360          1-May-26
4505938   WAINSCOTT               NY           11975       SFD       8.375         8.105        $2,006.60     360          1-Apr-26
4505950   BRADENTON               FL           34210       SFD       8.500         8.230        $2,276.76     360          1-Apr-26
4505974   POTOMAC                 MD           20854       THS       7.250         6.980        $2,929.27     360          1-Jun-26
4506013   PALO ALTO               CA           94301       SFD       7.375         7.105        $2,545.14     360          1-May-26
4506054   TOPSFIELD               MA           01983       SFD       7.375         7.105        $1,961.52     360          1-Apr-26
4506095   SAN PEDRO               CA           90732       SFD       8.250         7.980        $2,907.41     360          1-May-26
4506106   NICEVILLE               FL           32578       SFD       7.500         7.230          $905.49     360          1-Jun-26
4506109   MIAMI                   FL           33158       SFD       7.375         7.105        $3,384.31     360          1-Apr-26
4506161   HUNTINGTON BEACH        CA           92649       SFD       7.875         7.605        $2,646.51     360          1-May-26
4506163   INDIANAPOLIS            IN           46240       SFD       7.375         7.105        $2,072.03     360          1-Apr-26
4506211   LOS ALTOS               CA           94022       LCO       7.250         6.980        $2,796.93     360          1-May-26
4506316   MORROW                  OH           45152       SFD       7.625         7.355        $2,477.28     360          1-May-26
4506334   TUCSON                  AZ           85715       SFD       7.750         7.480        $4,276.99     360          1-May-26
4506340   DALLAS                  TX           75225       SFD       7.250         6.980        $2,571.81     360          1-May-26
4506382   CHESHIRE                CT           06410       SFD       7.625         7.355          $813.97     360          1-May-26
4506452   CORONADO ISLAND         CA           92118       SFD       8.500         8.230        $4,123.30     360          1-Mar-26
4506465   SCARSDALE               NY           10583       SFD       7.375         7.105        $1,834.44     360          1-May-26
4506469   SAN JOSE                CA           95120       SFD       7.375         7.105        $1,771.59     360          1-May-26
4506513   LOS ANGELES             CA           90068       SFD       7.500         7.230        $2,265.46     360          1-May-26
4506532   DORSET                  VT           05251       SFD       7.500         7.230        $3,350.64     360          1-May-26
4506533   DEVON                   PA           19333       SFD       7.500         7.230        $1,720.07     360          1-May-26
4506602   GAINESVILLE             VA           22065       SFD       8.125         7.855        $1,622.36     360          1-Apr-26
4506609   ARMONK                  NY           10504       SFD       7.250         6.980        $3,524.13     360          1-May-26
4506654   EAST NORTHPORT          NY           11731       SFD       8.500         8.230        $1,085.71     360          1-Apr-26
4506657   TUSTIN                  CA           92680       SFD       7.125         6.855        $1,569.77     360          1-Apr-26
4506665   SALT LAKE CITY          UT           84124       SFD       8.250         7.980        $1,878.17     360          1-Apr-26
4506682   FREMONT                 CA           94538       SFD       8.375         8.105        $3,101.10     360          1-Jun-26
4506686   COCONUT CREEK           FL           33066       LCO       7.750         7.480          $143.29     360          1-Apr-26
4506688   HUNTINGTON BEACH        CA           92649       SFD       7.125         6.855        $2,180.16     360          1-May-26
4506691   ALBUQUERQUE             NM           87122       SFD       7.125         6.855        $2,492.76     360          1-Apr-26
4506726   REDWOOD CITY            CA           94065       SFD       7.375         7.105        $2,044.40     360          1-Apr-26
4506732   SNELLVILLE              GA           30278       SFD       8.250         7.980          $713.71     360          1-Mar-26
4506734   MONROE                  CT           06468       SFD       7.375         7.105        $1,913.18     360          1-May-26
4506772   HENDERSON               NV           89014       SFD       7.250         6.980          $750.40     360          1-Apr-26
4506776   GREAT NECK              NY           11023       SFD       7.125         6.855        $3,055.32     360          1-Apr-26
4506778   HERMANTOWN              MN           55811       SFD       7.125         6.855        $1,881.70     360          1-May-26
4506779   RANCHO MURIETA          CA           95683       SFD       7.875         7.605        $1,740.17     360          1-Jun-26
4506793   FOSTER CITY             CA           94404       SFD       8.375         8.105        $1,889.54     360          1-Apr-26
4506816   BABYLON                 NY           11702       SFD       7.875         7.605        $1,990.32     360          1-May-26
4506826   JACKSON                 WY           83001       SFD       7.125         6.855        $1,532.04     360          1-Apr-26
4506839   BLACKLICK               OH           43004       SFD       7.375         7.105        $2,417.37     360          1-Jun-26
4506848   MONTAUK                 NY           11954       SFD       7.125         6.855        $1,347.44     360          1-Apr-26
4506850   COMMACK                 NY           11725       SFD       8.250         7.980          $793.34     360          1-May-26
4506854   CORAL SPRINGS           FL           33065       SFD       8.125         7.855          $769.60     360          1-Apr-26
4506855   NEWPORT COAST           CA           92657       SFD       7.500         7.230        $1,784.40     360          1-Apr-26
4506924   BLOCK ISLAND            RI           02807       SFD       7.250         6.980        $1,705.45     360          1-Apr-26
4506972   DALLAS                  TX           75219       HCO       7.125         6.855        $1,751.67     360          1-Mar-26
4506975   PERALTA HILLS           CA           92667       SFD       7.250         6.980        $3,410.89     360          1-Apr-26
4506976   RUNNING SPRINGS         CA           92382       SFD       8.750         8.480        $1,809.42     360          1-Apr-26
4506991   MIDDLETOWN              NY           10940       SFD       7.125         6.855        $1,765.15     360          1-May-26
4506995   ORINDA                  CA           94563       SFD       7.875         7.605        $2,900.28     360          1-Mar-26
4506997   TAOS                    NM           87571       SFD       8.125         7.855          $968.96     360          1-Mar-26
4507009   SAN JOSE                CA           95121       SFD       8.125         7.855        $2,525.61     360          1-Apr-26
4507015   OLD GREENWICH           CT           06870       SFD       7.250         6.980        $2,107.59     360          1-Apr-26
4507018   BROOKLINE               MA           02146       SFD       7.250         6.980        $2,161.82     360          1-Apr-26
4507036   REDWOOD CITY            CA           94065       SFD       7.375         7.105        $2,099.66     360          1-Apr-26
4507044   PELHAM                  AL           35124       SFD       7.500         7.230        $2,136.80     360          1-Mar-26
4507065   STAMFORD                CT           06906       SFD       7.125         6.855        $1,573.14     360          1-Apr-26
4507103   MORRISVILLE             NC           27560       SFD       7.125         6.855        $1,697.78     360          1-Apr-26
4507109   HINGHAM                 MA           02043       SFD       7.875         7.605        $2,484.82     360          1-Apr-26
4507215   SAN DIEGO               CA           92130       SFD       7.375         7.105        $1,989.15     360          1-Apr-26
4507246   EAST BRANDYWINE TWP     PA           19335       SFD       7.625         7.355        $1,603.16     360          1-Apr-26
4507271   SHARON                  MA           02067       SFD       7.750         7.480        $1,919.99     360          1-Apr-26
4507275   BRADENTON               FL           34209       SFD       7.750         7.480          $551.64     360          1-Apr-26
4507277   WOODBINE                MD           21797       SFD       7.250         6.980        $1,760.02     360          1-May-26
4507302   MARSHFIELD              MA           02050       SFD       7.375         7.105        $1,890.73     360          1-Apr-26
4507359   WEST BLOOMFIELD         MI           48323       SFD       7.375         7.105        $1,851.01     360          1-May-26
4507377   NEWPORT                 RI           02840       SFD       7.625         7.355        $2,102.15     360          1-May-26
4507384   BRENTWOOD               TN           37027       SFD       7.500         7.230        $2,293.43     360          1-Apr-26
4507407   GRASS VALLEY            CA           95949       SFD       7.875         7.605        $1,102.11     360          1-Mar-26
4507415   HONOLULU                HI           96817       SFD       7.125         6.855        $3,368.60     360          1-Mar-26
4507418   HONOLULU                HI           96816       SFD       7.375         7.105        $2,590.04     360          1-Mar-26
4507455   WESTLAKE VILLAGE        CA           91361       SFD       7.750         7.480        $2,056.82     360          1-Apr-26
4507474   SAN DIMAS               CA           91773       SFD       7.375         7.105        $1,491.86     360          1-Apr-26
4507500   ROSWELL                 GA           30075       SFD       7.375         7.105        $1,574.74     360          1-Apr-26
4507507   SANDY                   UT           84092       SFD       7.500         7.230        $1,594.21     360          1-May-26
4507510   UPLAND                  CA           91784       SFD       8.000         7.730        $1,168.16     360          1-Mar-26
4507521   MANSFIELD               MA           02048       SFD       7.375         7.105        $1,834.78     360          1-Apr-26
4507525   PITTSFORD               NY           14534       SFD       7.500         7.230        $2,342.37     360          1-Apr-26
4507548   STAYTON                 OR           97383       SFD       8.125         7.855        $1,588.95     360          1-Apr-26
4507553   ENCINO                  CA           91436       SFD       7.875         7.605        $2,465.24     360          1-May-26
4507555   NORTH BRANCH            NJ           08876       SFD       7.375         7.105        $2,044.40     360          1-May-26
4507560   AGOURA HILLS            CA           91301       SFD       7.250         6.980        $2,762.82     360          1-May-26
4507561   FAIR HAVEN              NJ           07704       SFD       7.375         7.105        $2,429.11     360          1-Apr-26
4507562   VENTURA                 CA           93004       SFD       7.750         7.480        $1,540.29     360          1-Apr-26
4507568   MARIETTA                GA           30068       SFD       7.375         7.105        $1,575.44     360          1-May-26
4507572   OLD GREENWICH           CT           06870       SFD       7.375         7.105        $2,624.57     360          1-May-26
4507575   SUMMIT                  NJ           07901       SFD       7.000         6.730        $1,796.32     360          1-Apr-26
4507576   MARIETTA                GA           30064       SFD       8.000         7.730        $1,912.93     360          1-May-26
4507594   MIAMI SHORES            FL           33138       SFD       7.750         7.480        $2,005.96     360          1-Apr-26
4507609   DANVILLE                CA           94526       SFD       8.375         8.105        $3,952.38     360          1-Apr-26
4507612   WHITESTONE              NY           11357       SFD       7.625         7.355          $813.96     360          1-May-26
4507649   MOUNTAIN VIEW           CA           94041       SFD       7.875         7.605        $2,256.06     360          1-Apr-26
4507650   LEONARDO                NJ           07737       SFD       6.875         6.605        $1,865.68     360          1-May-26
4507657   OAKLAND                 CA           94611       SFD       7.375         7.105        $1,657.63     360          1-May-26
4507662   WETHERSFIELD            CT           06109       SFD       8.375         8.105        $2,243.74     360          1-Apr-26
4507664   WEAVERVILLE             NC           28787       SFD       8.250         7.980          $676.14     360          1-Apr-26
4507677   DANVILLE                CA           94506       SFD       7.375         7.105        $1,922.15     360          1-Apr-26
4507684   LAGUNA NIGUEL           CA           92677       SFD       7.375         7.105        $2,434.63     360          1-Apr-26
4507691   GLENDALE                CA           91202       SFD       7.125         6.855        $1,491.62     360          1-May-26
4507766   BREWSTER                NY           10509       SFD       7.250         6.980        $2,428.55     360          1-May-26
4507794   AUSTIN                  TX           78733       SFD       7.750         7.480        $1,834.02     360          1-Mar-26
4507800   SPRING CITY             PA           19475       SFD       7.750         7.480        $1,887.75     360          1-May-26
4507817   HAVEN BEACH             NJ           08008       SFD       7.375         7.105          $897.88     360          1-May-26
4507836   MELVILLE                NY           11747       SFD       7.875         7.605        $2,059.20     360          1-May-26
4507850   LOS ALAMITOS            CA           90720       SFD       7.250         6.980        $1,620.17     360          1-Apr-26
4507881   ROCK ISLAND             RI           02807       SFD       8.750         8.480        $3,422.15     360          1-May-26
4507905   SAN JOSE                CA           95125       SFD       7.125         6.855        $1,707.88     360          1-Apr-26
4507909   NORTH BEND              WA           98045       SFD       7.250         6.980        $1,675.77     360          1-Apr-26
4507925   BOUNTIFUL               UT           84010       SFD       7.375         7.105        $2,421.17     360          1-May-26
4507927   KENWOOD                 CA           95452       SFD       7.875         7.605        $2,719.01     360          1-Apr-26
4507941   KANEOHE                 HI           96744       SFD       8.250         7.980        $3,493.39     360          1-Apr-26
4507958   MAMARONECK              NY           10543       SFD       7.250         6.980        $2,732.12     360          1-Jun-26
4507997   LOS ANGELES             CA           90077       SFD       7.125         6.855        $1,852.73     360          1-Apr-26
4508004   HAMPTON BAYS            NY           11946       SFD       9.500         9.230          $590.28     360          1-May-26
4508008   WAYNE                   NJ           07470       THS       8.000         7.730        $1,350.13     360          1-Apr-26
4508009   FREMONT                 CA           94555       SFD       7.375         7.105        $1,635.52     360          1-Apr-26
4508012   DULUTH                  GA           30155       SFD       8.250         7.980        $1,099.85     360          1-Mar-26
4508031   LOS ANGELES             CA           91403       SFD       8.125         7.855        $2,439.10     360          1-Mar-26
4508065   FREMONT                 CA           94539       SFD       8.000         7.730        $3,626.26     360          1-Mar-26
4508067   GREAT FALLS             VA           22066       SFD       7.500         7.230        $2,873.08     360          1-Apr-26
4508123   BRENTWOOD               CA           90049       LCO       7.375         7.105        $1,768.13     360          1-May-26
4508125   FREMONT                 CA           94539       SFD       7.875         7.605        $2,247.72     360          1-Apr-26
4508167   TAMPA                   FL           33613       SFD       8.500         8.230        $2,632.76     360          1-Mar-26
4508211   FREEHOLD                NJ           07728       SFD       7.500         7.230        $2,318.60     360          1-Apr-26
4508240   LAFAYETTE               CA           94549       SFD       8.000         7.730        $3,668.83     360          1-Apr-26
4508290   ALAMEDA                 CA           94501       SFD       7.375         7.105        $1,958.07     360          1-May-26
4508319   ADELPHI                 MD           20783       SFD       7.750         7.480        $1,554.61     360          1-Feb-26
4508327   FAIRPORT                NY           14450       SFD       7.625         7.355        $2,656.35     360          1-May-26
4508343   WILLIAMSPORT            PA           17701       SFD       8.375         8.105        $1,628.08     360          1-May-26
4508354   WESTLAKE VILLAGE        CA           91361       SFD       7.375         7.105        $1,886.24     360          1-May-26
4508361   CHESAPEAKE              VA           23322       SFD       7.500         7.230        $1,757.48     360          1-Feb-26
4508374   VOORHEES                NJ           08043       SFD       7.250         6.980        $1,773.66     360          1-Mar-26
4508399   SPOTSWOOD               NJ           08884       SFD       8.250         7.980        $1,310.21     360          1-May-26
4508404   WOODLAND HILLS          CA           91367       SFD       8.500         8.230        $2,368.26     360          1-Apr-26
4508405   HONOLULU                HI           96825       SFD       7.750         7.480        $2,865.65     360          1-Mar-26
4508472   BLOOMFIELD HILLS        MI           48304       SFD       7.500         7.230        $3,146.47     360          1-May-26
4508488   COLORADO SPRINGS        CO           80908       SFD       8.000         7.730        $1,696.47     360          1-Mar-26
4508499   HUNTINGTON BEACH        CA           92648       SFD       7.875         7.605        $2,836.47     360          1-Mar-26
4508503   WESTLAKE VILLAGE        CA           91361       PUD       7.625         7.355        $2,653.17     360          1-May-26
4508516   HANOVER                 MD           21076       SFD       8.625         8.355        $1,392.24     360          1-Mar-26
4508519   GRANBURY                TX           76048       SFD       7.875         7.605          $507.55     360          1-Mar-26
4508534   CLAYTON                 CA           94517       SFD       7.500         7.230        $1,838.94     360          1-Apr-26
4508549   GREAT FALLS             VA           22066       SFD       8.625         8.355        $1,750.03     360          1-Jun-26
4508557   WILLIS                  TX           77378       SFD       8.500         8.230          $605.90     360          1-Mar-26
4508565   GERMANTOWN              TN           38139       SFD       7.875         7.605        $1,871.40     360          1-Apr-26
4508576   MONTGOMERY              PA           19454       SFD       7.250         6.980        $1,811.18     360          1-Apr-26
4508584   NEW ORLEANS             LA           70130       SFD       7.875         7.605        $1,830.81     360          1-Mar-26
4508589   NEWTON                  MA           02159       SFD       8.000         7.730        $2,678.25     360          1-Mar-26
4508592   THOUSAND OAKS           CA           91362       SFD       6.500         6.230        $1,891.15     360          1-Mar-26
4508593   LAFAYETTE               CA           94549       SFD       7.500         7.230        $3,097.53     360          1-May-26
4508597   HAILEY                  ID           83333       SFD       8.500         8.230        $1,162.60     360          1-Apr-26
4508603   KEY COLONY BEACH        FL           33051       SFD       7.750         7.480        $3,216.70     360          1-Apr-26
4508618   AUSTIN                  TX           78731       SFD       7.375         7.105        $2,462.26     360          1-Apr-26
4508628   RIVERSIDE               CA           92508       SFD       8.250         7.980        $2,043.45     360          1-Apr-26
4508687   GLENVIEW                IL           60025       SFD       7.500         7.230        $1,779.86     360          1-May-26
4508711   SILVER SPRING           MD           20906       SFD       8.000         7.730        $1,350.13     360          1-Mar-26
4508754   DURANGO                 CO           81301       SFD       7.250         6.980          $368.38     360          1-Apr-26
4508788   REDONDO BEACH           CA           90277       LCO       8.250         7.980        $2,193.70     360          1-Apr-26
4508812   MITCHELLVILLE           MD           20721       SFD       8.750         8.480        $2,435.62     360          1-Feb-26
4508820   NORTHRIDGE              CA           91324       SFD       8.125         7.855        $1,878.52     360          1-Apr-26
4508867   NASHVILLE               TN           37220       SFD       7.750         7.480        $3,546.25     360          1-May-26
4508871   SAN JOSE                CA           95120       SFD       8.000         7.730        $3,301.95     360          1-Jun-26
4508880   LEVITTOWN               NY           11756       SFD       8.500         8.230          $807.36     360          1-May-26
4508894   CONCORD                 CA           94521       SFD       8.250         7.980        $1,930.76     360          1-Apr-26
4508907   OKLAHOMA CITY           OK           73116       SFD       7.875         7.605        $3,116.35     360          1-Jun-26
4508909   WESTLAKE VILLAGE        CA           91361       SFD       7.500         7.230        $1,664.14     360          1-May-26
4508920   YONKERS                 NY           10708       SFD       7.750         7.480        $1,962.97     360          1-May-26
4508923   SUNNYVALE               CA           94087       SFD       7.750         7.480        $2,101.96     360          1-May-26
4508931   EL PASO                 TX           79912       SFD       7.625         7.355        $2,596.54     360          1-Mar-26
4508944   WILSON                  WY           83014       SFD       7.000         6.730        $1,975.95     360          1-Apr-26
4508945   SCARSDALE               NY           10583       SFD       8.250         7.980        $1,769.24     360          1-Apr-26
4508946   SYLVAN LAKE             MI           48320       SFD       8.000         7.730        $2,164.61     360          1-Mar-26
4508949   HAMILTON TOWNSHIP       NJ           08330       SFD       8.375         8.105        $1,793.78     360          1-May-26
4508968   WEST PALM BEACH         FL           33413       SFD       8.500         8.230          $976.53     360          1-Apr-26
4508973   LOS ANGELES             CA           91326       SFD       8.500         8.230        $1,736.98     360          1-Apr-26
4508977   THOUSAND OAKS           CA           91362       SFD       7.500         7.230        $1,706.09     360          1-May-26
4509014   BIRCHWOOD LAKES         NJ           08055       SFD       7.500         7.230        $2,296.23     360          1-May-26
4509038   MARTINSVILLE            NJ           08836       SFD       8.250         7.980        $2,941.21     360          1-May-26
4509125   BAYSIDE                 NY           11360       SFD       8.875         8.605        $1,909.55     360          1-May-26
4509128   SAN JOSE                CA           95123       SFD       8.750         8.480        $2,147.69     360          1-Mar-26
4509138   DANBURY                 CT           06811       SFD       7.625         7.355        $1,592.54     360          1-May-26
4509171   LINVILLE                NC           28646       SFD       7.750         7.480        $2,206.55     360          1-Jun-26
4509174   MIAMI                   FL           33140       HCO       9.250         8.980          $947.72     360          1-Apr-26
4509177   NEWTON                  MA           02165       SFD       8.500         8.230        $2,047.23     360          1-Apr-26
4509191   BETHESDA                MD           20814       PUD       7.375         7.105        $2,293.05     360          1-Mar-26
4509192   ORANGE                  CA           92669       SFD       8.750         8.480        $1,195.00     360          1-Apr-26
4509221   THOUSAND OAKS           CA           91361       SFD       7.875         7.605        $1,943.19     360          1-Apr-26
4509224   AVON                    NC           27915       SFD       8.125         7.855        $1,878.52     360          1-Apr-26
4509235   SOUTH ORANGE            NJ           07079       SFD       8.875         8.605          $795.65     360          1-May-26
4509253   MENLO PARK              CA           94025       SFD       7.750         7.480        $3,855.74     360          1-May-26
4509273   ISLIP                   NY           11751       SFD       8.625         8.355          $808.91     360          1-May-26
4509286   SANTA ROSA              CA           95409       SFD       7.375         7.105        $1,616.18     360          1-Apr-26
4509290   COSTA MESA              CA           92627       SFD       8.000         7.730        $1,995.84     360          1-Apr-26
4509391   EVERGREEN               CO           80439       SFD       7.625         7.355        $1,686.68     360          1-May-26
4509402   SHELBY                  NC           28150       SFD       8.125         7.855        $2,143.97     360          1-May-26
4509424   EDISON                  NJ           08820       LCO       7.750         7.480          $922.74     360          1-Apr-26
4509450   MONROE                  CT           06468       SFD       8.000         7.730        $1,124.13     360          1-May-26
4509454   ALAMEDA                 CA           94502       SFD       8.500         8.230        $1,922.29     360          1-Apr-26
4509455   LONG BEACH              CA           90815       SFD       7.625         7.355        $2,484.36     360          1-Apr-26
4509459   FOUNTAIN HILLS          AZ           85268       LCO       8.250         7.980          $564.20     360          1-Mar-26
4509502   SAN JOSE                CA           95133       SFD       7.625         7.355        $2,296.80     360          1-Jun-26
4509524   CEDAR PARK              TX           78613       SFD       9.375         9.105          $537.73     360          1-May-26
4509531   LIVE OAK                CA           95953       SFD       7.500         7.230        $1,978.78     360          1-May-26
4509554   SUMMIT                  NJ           07901       SFD       7.250         6.980        $3,001.58     360          1-May-26
4509644   OCEANSIDE               CA           92054       SFD       7.500         7.230        $1,103.89     360          1-Apr-26
4509646   SEBASTOPOL              CA           95472       SFD       7.625         7.355        $1,738.35     360          1-Mar-26
4509655   SAUGERTIES              NY           12477       SFD       8.250         7.980          $375.64     360          1-Apr-26
4509714   COLTS NECK              NJ           07722       SFD       8.125         7.855        $2,171.81     360          1-May-26
4509755   STRATFORD               CT           06497       LCO       7.250         6.980          $419.54     360          1-May-26
4509761   BRONXVILLE              NY           10708       SFD       7.750         7.480        $2,328.34     360          1-Apr-26
4509768   HENDERSON               NV           89014       SFD       8.000         7.730        $2,054.55     360          1-Mar-26
4509806   MERRICK                 NY           11566       SFD       8.875         8.605        $2,184.05     360          1-Apr-26
4509900   LAKE OSWEGO             OR           97035       SFD       7.875         7.605        $1,580.66     360          1-Apr-26
4509914   HILLSBOROUGH            NJ           08876       SFD       9.000         8.730          $640.48     360          1-Apr-26
4509919   CLARKSVILLE             MD           21029       SFD       7.125         6.855        $2,021.16     360          1-May-26
4509923   CHARLOTTE               NC           28211       SFD       9.000         8.730        $1,100.73     360          1-Apr-26
4509924   BELLAIRE                TX           77401       SFD       7.500         7.230        $1,565.55     360          1-May-26
4509930   PLANTATION              FL           33322       SFD       9.125         8.855          $943.82     360          1-May-26
4509939   SCOTTSDALE              AZ           85259       SFD       7.625         7.355        $1,719.94     360          1-Apr-26
4509945   WALNUT CREEK            CA           94598       SFD       7.375         7.105        $1,627.24     360          1-Jun-26
4509987   CERRITOS                CA           90701       SFD       7.625         7.355        $1,664.38     360          1-May-26
4509989   BERWYN                  PA           19312       SFD       7.875         7.605        $2,392.73     360          1-Apr-26
4509995   HUNTINGTON BEACH        CA           92646       SFD       8.250         7.980        $1,776.37     360          1-Apr-26
4509997   WHITE PLAINS            NY           10605       SFD       7.500         7.230        $1,667.63     360          1-Jun-26
4510039   MADISON                 CT           06443       SFD       7.625         7.355        $1,490.62     360          1-May-26
4510124   MAKAWAO                 HI           96768       SFD       8.000         7.730        $2,751.62     360          1-May-26
4510129   YORBA LINDA             CA           92687       SFD       7.375         7.105        $2,527.88     360          1-May-26
4510168   MOORPARK                CA           93021       SFD       7.875         7.605        $2,204.22     360          1-May-26
4510184   MILWAUKIE               OR           97267       SFD       8.375         8.105        $2,721.82     360          1-Apr-26
4510190   LAUREL HOLLOW           NY           11791       SFD       7.625         7.355        $3,928.26     360          1-May-26
4510252   FREDERICK               MD           21702       SFD       7.875         7.605        $2,378.23     360          1-May-26
4510266   TEMECULA                CA           92592       SFD       8.250         7.980          $776.06     360          1-May-26
4510271   LAWRENCEVILLE           GA           30243       SFD       8.125         7.855        $1,603.06     360          1-Apr-26
4510279   HONOLULU                HI           96822       LCO       8.000         7.730        $4,147.60     360          1-Apr-26
4510319   DOYLESTOWN              PA           18901       SFD       7.500         7.230        $2,062.69     360          1-Jun-26
4510354   SAN DIEGO               CA           92131       SFD       8.250         7.980        $2,620.42     360          1-Mar-26
4510396   WEST SHOKAN             NY           12494       SFD       9.750         9.480          $541.27     360          1-Jun-26
4510424   POTOMAC                 MD           20854       SFD       7.500         7.230        $3,705.84     360          1-May-26
4510432   GLENDALE                CA           91208       SFD       7.750         7.480        $1,054.56     360          1-Apr-26
4510433   PLEASANTON              CA           94588       SFD       7.625         7.355        $1,901.85     360          1-May-26
4510453   NEW YORK                NY           10128       COP       7.625         7.355        $1,465.14     360          1-Jun-26
4510462   DANA POINT              CA           92629       SFD       7.500         7.230        $1,619.39     360          1-May-26
4510508   ENGLEWOOD CLIFFS        NJ           07632       SFD       8.500         8.230        $3,998.36     360          1-Jun-26
4510510   ASHLAND                 OR           97520       SFD       8.250         7.980          $394.04     360          1-Apr-26
4510519   MELBOURNE BEACH         FL           32951       SFD       8.500         8.230        $2,183.71     360          1-Mar-26
4510535   SOUTHPORT               CT           06490       SFD       7.875         7.605        $2,533.40     360          1-May-26
4510608   STATEN ISLAND           NY           10301       SFD       8.250         7.980        $1,502.54     360          1-May-26
4510610   STEAMBOAT SPRINGS       CO           80477       SFD       7.875         7.605          $826.58     360          1-Feb-26
4510613   TINTON FALLS            NJ           07724       SFD       8.625         8.355        $2,170.04     360          1-May-26
4510619   PLANO                   TX           75093       SFD       7.875         7.605          $730.87     360          1-Mar-26
4510636   LANGHORNE               PA           19053       SFD       8.375         8.105        $1,185.71     360          1-Apr-26
4510651   BELL CANYON             CA           91307       SFD       7.625         7.355        $2,406.50     360          1-Mar-26
4510659   GILBERT                 AZ           85234       SFD       7.500         7.230        $1,887.88     360          1-Apr-26
4510677   HAMILTON                MA           01936       SFD       8.250         7.980        $2,809.74     360          1-Apr-26
4510687   ZACHARY                 LA           70791       SFD       8.625         8.355        $2,543.38     360          1-May-26
4510701   NORTH HALEDON           NJ           07508       SFD       8.750         8.480        $1,018.78     360          1-Apr-26
4510725   POUND RIDGE             NY           10576       SFD       7.625         7.355        $2,123.39     360          1-Apr-26
4510729   PORT JEFFERSON          NY           11777       SFD       9.000         8.730        $1,255.22     360          1-Apr-26
4510730   NORTH HILLS             NY           11576       LCO       7.875         7.605        $1,740.17     360          1-May-26
4510736   SOUTHAMPTON             PA           18966       SFD       8.000         7.730        $1,097.71     360          1-Mar-26
4510773   SAN FRANCISCO           CA           94107       SFD       7.875         7.605        $1,783.68     360          1-Mar-26
4510810   SAN GABRIEL             CA           91775       SFD       7.500         7.230        $1,776.01     360          1-May-26
4510813   MIAMI                   FL           33157       SFD       8.750         8.480        $2,548.91     360          1-Jun-26
4510859   SAN JOSE                CA           95121       SFD       7.875         7.605        $1,740.17     360          1-Apr-26
4510869   SANTA CRUZ              CA           95061       SFD       8.375         8.105        $2,014.20     360          1-Apr-26
4510879   HONOLULU                HI           96825       SFD       7.750         7.480        $3,559.68     360          1-Mar-26
4510890   STEVENSON RANCH         CA           91381       SFD       7.875         7.605        $2,030.20     360          1-Mar-26
4510905   ORLANDO                 FL           32817       SFD       8.375         8.105        $1,100.58     360          1-Mar-26
4510918   WAYLAND                 MA           01778       SFD       7.625         7.355        $1,990.67     360          1-Jun-26
4510946   GARDEN CITY             NY           11530       SFD       8.250         7.980        $2,073.50     360          1-Jul-26
4510951   SUNNYVALE               CA           94087       SFD       9.000         8.730        $3,194.36     360          1-May-26
4510959   ENCINO                  CA           91316       SFD       7.875         7.605        $1,735.82     360          1-May-26
4510967   SUNNYVALE               CA           94086       SFD       7.500         7.230        $1,678.12     360          1-May-26
4510987   VISALIA                 CA           93277       SFD       7.875         7.605        $1,631.41     360          1-Mar-26
4511005   GLENDALE                CA           91208       PUD       8.250         7.980        $1,824.08     360          1-Apr-26
4511016   SPARKS                  NV           89436       PUD       8.375         8.105        $1,069.42     360          1-May-26
4511031   HARVEY CEDARS           NJ           08008       SFD       8.500         8.230        $1,634.72     360          1-Apr-26
4511042   TORRANCE                CA           90503       SFD       7.625         7.355        $2,321.57     360          1-May-26
4511053   PARK CITY               UT           84060       SFD       8.375         8.105        $1,793.78     360          1-Mar-26
4511062   SANTA CLARITA           CA           91351       SFD       7.875         7.605        $3,262.82     360          1-Mar-26
4511088   RINGOES                 NJ           08551       SFD       8.375         8.105        $2,052.20     360          1-May-26
4511156   PHOENIX                 AZ           85254       SFD       8.625         8.355        $2,566.71     360          1-Apr-26
4511158   LOS ANGELES             CA           90045       SFD       8.625         8.355        $1,384.47     360          1-Apr-26
4511162   BROOKLYN                NY           11210       SFD       8.000         7.730        $2,935.06     360          1-May-26
4511175   DENVER                  CO           80220       SFD       8.375         8.105          $826.96     360          1-Apr-26
4511187   GRAND JUNCTION          CO           81504       SFD       8.000         7.730          $733.77     360          1-Jun-26
4511191   PRINCETON               NJ           08540       SFD       9.250         8.980        $3,619.78     360          1-May-26
4511195   ATTLEBORO               MA           02703       SFD       8.750         8.480        $1,691.41     360          1-Apr-26
4511200   SAN MATEO               CA           92222       SFD       7.875         7.605        $1,631.41     360          1-Apr-26
4511201   SANDY                   UT           84093       SFD       7.750         7.480          $922.74     360          1-Mar-26
4511246   POTOMAC                 MD           20854       SFD       7.750         7.480        $4,119.38     360          1-Apr-26
4511249   CLAYTON                 MO           63105       SFD       8.750         8.480        $3,190.86     360          1-Jun-26
4511254   WESTPORT                CT           06880       SFD       8.500         8.230        $2,565.10     360          1-Jun-26
4511280   ESCONDIDO               CA           92025       SFD       8.375         8.105        $1,558.15     360          1-Apr-26
4511292   SOUTHAMPTON             NY           11968       SFD       8.750         8.480        $1,573.41     360          1-May-26
4511300   LAS VEGAS               NV           89117       SFD       8.500         8.230          $578.22     360          1-May-26
4511305   RUNNING SPRINGS         CA           92382       SFD       8.250         7.980          $462.03     360          1-Apr-26
4511308   BEVERLY HILLS           CA           90212       SFD       7.250         6.980        $2,524.06     360          1-May-26
4511309   WESTPORT                CT           06880       SFD       8.875         8.605        $2,259.64     360          1-May-26
4511400   ARLINGTON               VA           22201       SFD       8.500         8.230        $1,826.94     360          1-May-26
4511405   QUOGUE                  NY           11959       SFD       7.750         7.480        $2,113.42     360          1-May-26
4511429   COLUMBUS                OH           43220       SFD       7.625         7.355        $1,727.02     360          1-May-26
4511430   CINCINNATI              OH           45243       SFD       7.625         7.355        $2,958.58     360          1-Apr-26
4511436   SAN JOSE                CA           95121       SFD       7.750         7.480        $2,185.06     360          1-Apr-26
4511448   WESTON                  MA           02193       SFD       7.750         7.480        $1,819.69     360          1-Apr-26
4511469   EAST ISLIP              NY           11730       SFD       9.000         8.730          $563.24     360          1-Apr-26
4511474   BONITA                  CA           91902       SFD       8.875         8.605        $2,184.05     360          1-Apr-26
4511499   AMITYVILLE              NY           11701       SFD       7.875         7.605        $1,740.17     360          1-Jun-26
4511527   ROSEVILLE               CA           95661       SFD       7.625         7.355        $1,910.34     360          1-May-26
4511532   LAKE ARROWHEAD          CA           92352       SFD       8.625         8.355          $870.35     360          1-Apr-26
4511540   BELLAIRE                TX           77401       SFD       7.875         7.605        $2,560.62     240          1-Jun-16
4511560   JAMUL                   CA           91935       SFD       8.125         7.855        $1,819.12     360          1-Apr-26
4511577   KIRKLAND                WA           98033       LCO       7.500         7.230        $1,849.43     360          1-Jun-26
4511579   KATONAH                 NY           10536       SFD       8.000         7.730        $1,056.63     360          1-May-26
4511588   LOS ANGELES             CA           90034       SFD       7.625         7.355        $1,755.33     360          1-May-26
4511617   AURORA                  IL           60504       SFD       7.375         7.105        $1,564.38     360          1-May-26
4511669   SANTA ANA               CA           92705       SFD       7.625         7.355        $3,455.45     360          1-Jun-26
4511703   FAIRFAX                 VA           22032       SFD       7.625         7.355        $1,664.74     360          1-May-26
4511756   PLEASANTON              CA           94588       SFD       7.625         7.355        $2,485.78     360          1-May-26
4511775   RANCHO PALOS VERDES     CA           90275       SFD       7.375         7.105        $2,320.67     360          1-May-26
4511812   TROY                    MI           48098       SFD       7.500         7.230        $2,752.11     360          1-May-26
4511834   OYSTER BAY              NY           11771       SFD       8.375         8.105        $2,189.01     360          1-Jun-26
4511851   SAN JOSE                CA           95125       SFD       7.750         7.480        $1,690.74     360          1-Mar-26
4511854   GREAT NECK              NY           11020       SFD       9.250         8.980        $1,645.36     360          1-May-26
4511861   TALENT                  OR           97540       SFD       8.125         7.855        $3,066.52     360          1-May-26
4511885   PISMO BEACH             CA           93449       SFD       7.875         7.605          $529.31     360          1-May-26
4511889   NEWBURY PARK            CA           91320       SFD       8.625         8.355        $1,691.70     360          1-Apr-26
4511898   BEND                    OR           97702       SFD       7.500         7.230        $2,405.30     360          1-Apr-26
4511905   VALENCIA                CA           91355       SFD       7.250         6.980        $1,987.18     360          1-Mar-26
4511906   LITTLETON               CO           80127       SFD       7.875         7.605        $1,740.17     360          1-Mar-26
4511913   PHOENIX                 AZ           85004       SFD       8.625         8.355        $1,967.81     360          1-Mar-26
4511936   SILVER SPRING           MD           20901       SFD       8.375         8.105        $1,112.75     360          1-May-26
4511979   FAIRFAX STATION         VA           22039       SFD       7.500         7.230        $2,218.26     360          1-Mar-26
4511999   MOUNT AIRY              MD           21771       SFD       7.750         7.480        $2,235.21     360          1-Mar-26
4512006   BETHESDA                MD           20816       SFD       7.500         7.230        $3,160.45     360          1-Mar-26
4512010   SEBASTOPOL              CA           95472       SFD       7.875         7.605        $2,199.86     360          1-Apr-26
4512072   SAN JOSE                CA           95121       SFD       7.750         7.480        $2,233.06     360          1-Apr-26
4512096   EDISON                  NJ           08820       SFD       7.625         7.355        $1,875.66     360          1-May-26
4512119   LAKEVILLE               MN           55044       SFD       7.375         7.105        $1,705.97     360          1-May-26
4512167   LLOYD HARBOR            NY           11743       SFD       7.875         7.605        $3,625.35     360          1-May-26
4512173   DANVILLE                CA           94526       SFD       7.750         7.480        $2,435.80     360          1-Apr-26
4512187   SCOTTSDALE              AZ           85258       SFD       7.750         7.480          $683.82     360          1-Mar-26
4512191   FAIRFIELD               CT           06430       SFD       8.125         7.855        $1,643.89     360          1-May-26
4512202   AMES                    IA           50014       SFD       8.875         8.605        $2,063.51     360          1-Jul-26
4512209   STEVENSON RANCH         CA           91381       SFD       7.625         7.355        $1,978.29     360          1-May-26
4512212   THOUSAND OAKS           CA           91362       SFD       6.250         5.980        $1,825.60     360          1-Mar-26
4512238   LOS ANGELES             CA           90045       SFD       7.750         7.480        $1,948.65     360          1-Apr-26
4512239   PORTLAND                OR           97214       SFD       7.750         7.480        $1,854.44     360          1-Mar-26
4512243   EAST HAMPTON            NY           11937       SFD       8.750         8.480        $1,548.23     360          1-May-26
4512245   MENDOCINO               CA           95460       SFD       7.750         7.480        $2,779.68     360          1-May-26
4512246   EL SEGUNDO              CA           90245       SFD       7.625         7.355        $2,134.71     360          1-Jun-26
4512255   NAPLES                  FL           33942       SFD       8.125         7.855        $1,318.68     360          1-Apr-26
4512264   LOS ANGELES             CA           91607       SFD       7.500         7.230        $2,559.13     360          1-May-26
4512271   SPARKS                  NV           89436       SFD       8.375         8.105          $645.30     360          1-Apr-26
4512282   SHERMAN OAKS            CA           91423       SFD       7.500         7.230        $2,139.60     360          1-Jun-26
4512290   RIDGELAND               MS           39157       SFD       8.000         7.730          $821.82     360          1-Apr-26
4512301   TEMPE                   AZ           85282       SFD       8.250         7.980          $937.59     360          1-Apr-26
4512318   WILTON                  CT           06897       SFD       8.625         8.355        $2,566.71     360          1-Jun-26
4512346   CULVER CITY             CA           90230       SFD       8.125         7.855        $2,305.46     360          1-May-26
4512363   HOUSTON                 TX           77027       SFD       7.375         7.105        $1,864.83     360          1-May-26
4512382   LAWRENCE                NY           11559       SFD       8.625         8.355        $2,138.93     360          1-May-26
4512398   EAST HAMPTON            NY           11937       SFD       8.750         8.480        $2,769.19     360          1-Jun-26
4512411   TALENT                  OR           97540       SFD       8.625         8.355          $777.79     360          1-Apr-26
4512444   ARLINGTON               TX           76013       SFD       7.750         7.480          $469.97     360          1-Apr-26
4512449   PRESCOTT                AZ           86301       SFD       8.375         8.105        $1,026.10     360          1-May-26
4512462   GLENDALE                CA           91207       SFD       8.750         8.480        $2,360.10     360          1-Apr-26
4512468   SAN JOSE                CA           95120       SFD       7.625         7.355        $1,802.76     360          1-May-26
4512521   WEST UNIV. PLACE        TX           77005       SFD       8.250         7.980        $2,954.74     360          1-May-26
4512526   ALVA                    OK           73717       SFD       7.375         7.105          $255.55     360          1-May-26
4512529   FORT LAUDERDALE         FL           33327       SFD       8.000         7.730          $788.71     360          1-Mar-26
4512559   CHAPPAQUA               NY           10514       SFD       7.875         7.605        $2,088.20     360          1-May-26
4512564   AUSTIN                  TX           78759       SFD       7.625         7.355        $1,528.13     360          1-Mar-26
4512587   MALBA                   NY           11357       SFD       8.500         8.230        $1,191.82     360          1-Apr-26
4512629   DANVILLE                CA           94506       SFD       7.625         7.355        $2,700.24     360          1-May-26
4512646   THOUSAND OAKS           CA           91360       SFD       7.625         7.355        $1,684.55     360          1-Apr-26
4512689   FAR HILLS               NJ           07931       SFD       7.750         7.480        $3,582.07     360          1-May-26
4512741   APOPKA                  FL           32712       SFD       7.500         7.230          $849.55     360          1-Jun-26
4512749   SUN LEANDRO             CA           94577       SFD       8.125         7.855        $1,800.56     360          1-Apr-26
4512763   MOORESTOWN              NJ           08057       SFD       8.000         7.730        $1,791.12     360          1-Jun-26
4512770   SAN ANTONIO             TX           78248       SFD       7.250         6.980        $2,390.35     360          1-Mar-26
4512816   SAN PEDRO               CA           90731       SFD       8.375         8.105        $1,444.14     360          1-Apr-26
4512825   ROCHESTER               MN           55901       SFD       7.500         7.230        $2,305.32     360          1-Jun-26
4512853   SAN JOSE                CA           95130       SFD       8.125         7.855        $1,703.24     360          1-Apr-19
4512866   TORRANCE                CA           90503       SFD       8.875         8.605        $1,913.52     360          1-Mar-19
4512873   CAMARILLO               CA           93010       SFD       7.625         7.355        $1,523.71     360          1-Aug-19
4512877   HOCKESSIN               DE           19707       SFD       7.875         7.605        $1,817.93     360          1-Mar-19
4512882   WALL                    NJ           07719       SFD       7.750         7.480        $3,027.01     360          1-Feb-19
4512886   SHORT HILLS             NJ           07078       SFD       8.000         7.730        $3,511.15     360          1-Mar-19
4512890   WARREN                  NJ           07060       SFD       7.750         7.480        $3,106.38     360          1-Apr-19
4512895   SAN MATEO               CA           94403       SFD       8.500         8.230        $1,819.12     360          1-Apr-19
4512897   RANCHO CUCAMONGA        CA           91739       SFD       8.000         7.730        $2,704.81     360          1-Nov-19
4512900   TARZANA                 CA           91356       SFD       7.875         7.605        $1,812.68     360          1-May-26
4512924   FORT LEE                NJ           07024       HCO       8.250         7.980        $3,125.27     360          1-May-26
4512934   ALPHARETTA              GA           30202       SFD       8.625         8.355        $2,333.37     360          1-May-26
4512944   THOUSAND OAKS           CA           91362       SFD       7.375         7.105        $2,187.71     360          1-Apr-26
4513068   RIVERSIDE               CA           92506       SFD       8.375         8.105        $3,762.36     360          1-Apr-26
4513073   WESTMINSTER             CA           92683       SFD       8.250         7.980        $1,774.87     360          1-Apr-26
4513103   MOUNT SINAI             NY           11766       SFD       7.750         7.480        $1,702.20     360          1-May-26
4513159   MURRAY                  UT           84107       SFD       7.625         7.355        $1,801.34     360          1-Mar-26
4513177   BAYSIDE                 NY           11361       SFD       8.125         7.855        $2,316.60     360          1-May-26
4513178   CAMARILLO               CA           93010       SFD       8.625         8.355        $1,733.42     360          1-Dec-18
4513192   MISSION VIEJO           CA           92692       SFD       7.750         7.480        $1,801.54     360          1-Sep-19
4513193   SAN FRANCISCO           CA           94114       SFD       8.250         7.980        $3,117.76     360          1-May-26
4513226   PALO ALTO               CA           94305       SFD       7.750         7.480        $2,154.97     360          1-May-26
4513253   EL SEGUNDO              CA           90245       SFD       7.750         7.480        $1,934.31     360          1-Mar-26
4513260   DIX HILLS               NY           11746       SFD       8.125         7.855        $2,784.37     360          1-May-26
4513261   ALBUQUERQUE             NM           87107       SFD       8.625         8.355        $2,123.37     360          1-May-26
4513275   BOYNTON BEACH           FL           33426       SFD       9.000         8.730          $663.81     360          1-Apr-26
4513296   CHULA VISTA             CA           91911       LCO       9.250         8.980          $554.48     360          1-Apr-26
4513303   LA HABRA                CA           90631       SFD       8.250         7.980        $1,081.83     360          1-Apr-26
4513316   WESTLAKE VILLAGE        CA           91362       SFD       8.250         7.980        $3,155.32     360          1-May-26
4513320   CORAL SPRINGS           FL           33071       SFD       8.500         8.230        $2,422.08     360          1-Apr-26
4513325   CLIFTON                 NJ           07011       SFD       8.750         8.480        $1,233.16     360          1-Jun-26
4513336   MONROE                  NY           10950       SFD       8.250         7.980          $706.20     360          1-May-26
4513368   BAY SHORE               NY           11706       SFD       8.250         7.980        $1,859.39     360          1-May-26
4513372   BEDFORD HILLS           NY           10507       SFD       8.375         8.105        $5,700.55     360          1-Jun-26
4513442   AUBURN                  OH           44022       SFD       9.000         8.730          $811.06     360          1-Apr-26
4513452   ROSLYN HEIGHTS          NY           11577       LCO       8.000         7.730        $2,619.54     360          1-Jun-26
4513463   PLYMOUTH                VT           05056       SFD       8.250         7.980          $563.45     360          1-Apr-26
4513476   WILMINGTON              NY           12997       SFD       8.250         7.980          $225.38     360          1-May-26
4513486   CALABASAS               CA           91302       SFD       8.500         8.230        $2,483.60     360          1-May-26
4513489   RANCHO PALOS VERDES     CA           90074       SFD       7.375         7.105        $2,624.57     360          1-May-26
4513502   MONTVILLE               NJ           07045       SFD       8.500         8.230        $1,660.86     360          1-Jun-26
4513548   MIDDLETOWN              MD           21769       SFD       7.750         7.480        $1,626.26     360          1-Mar-26
4513550   MUIR BEACH              CA           94965       SFD       7.875         7.605        $2,888.68     360          1-Mar-26
4513555   GLEN ROSE               TX           76043       SFD       7.500         7.230        $1,793.14     360          1-Mar-26
4513559   MEDIA                   PA           19063       SFD       8.375         8.105          $760.08     360          1-Apr-26
4513561   SCOTTS VALLEY           CA           95066       SFD       7.875         7.605        $1,705.73     360          1-May-26
4513590   PALO ALTO               CA           94303       SFD       7.750         7.480        $1,873.42     360          1-May-26
4513593   LOS ANGELES             CA           91316       SFD       8.500         8.230          $738.16     360          1-Apr-26
4513617   EAST WILLISTON          NY           11596       SFD       8.000         7.730        $1,562.92     360          1-Jun-26
4513639   MARCO ISLAND            FL           33937       SFD       9.000         8.730        $1,029.92     360          1-Apr-26
4513705   HANCOCK                 NY           13783       SFD       8.625         8.355          $388.90     360          1-Apr-26
4513739   HAWTHORNE               CA           90250       SFD       8.625         8.355        $1,088.91     360          1-May-26
4513768   BRUSH PRARIE            WA           98606       SFD       7.625         7.355        $2,514.80     360          1-Apr-26
4513791   MIAMI BEACH             FL           33140       SFD       7.875         7.605        $2,668.26     360          1-Apr-26
4513797   LA JOLLA                CA           92037       SFD       8.125         7.855        $2,315.11     360          1-Mar-26
4513854   MEMPHIS                 TN           38120       SFD       8.000         7.730        $1,808.00     360          1-May-26
4513855   SAN JOSE                CA           95125       SFD       7.625         7.355        $1,719.94     360          1-May-26
4513868   WATSONVILLE             CA           95076       SFD       7.875         7.605        $1,948.99     360          1-May-26
4513886   WINDSOR LOCKS           CT           06096       SFD       7.875         7.605          $986.09     360          1-May-26
4513896   FORT LAUDERDALE         FL           33308       SFD       7.750         7.480        $2,040.35     360          1-Jun-26
4513966   PAGOSA SPRINGS          CO           81147       SFD       8.375         8.105        $1,466.94     360          1-Apr-26
4514015   BILLERICA               MA           01821       SFD       8.250         7.980          $990.93     360          1-May-26
4514030   LOS ANGELES             CA           90004       SFD       8.625         8.355        $2,022.26     360          1-Apr-26
4514068   CHATHAM                 NJ           07928       SFD       8.125         7.855        $1,707.75     360          1-Jun-26
4514093   REDWOOD CITY            CA           94061       SFD       8.500         8.230        $1,868.46     360          1-May-26
4514099   BETHPAGE                NY           11214       SFD       8.250         7.980        $1,652.79     360          1-Jun-26
4514114   VALLEY STREAM           NY           11580       SFD       9.125         8.855          $969.85     360          1-May-26
4514176   LAKEVILLE               MN           55044       SFD       7.750         7.480        $1,798.20     360          1-May-26
4514195   SHERMAN OAKS            CA           91403       SFD       8.250         7.980        $1,621.99     360          1-Apr-26
4514227   LAKE FOREST             IL           60045       SFD       8.000         7.730        $3,175.74     360          1-May-26
4514247   FT WALTON BEACH         FL           32547       SFD       7.875         7.605        $2,617.51     360          1-Apr-26
4514256   RANCHO PALOS VERDES     CA           90275       SFD       7.875         7.605        $2,169.41     360          1-May-26
4514258   SANTA FE                NM           87505       SFD       8.125         7.855        $2,017.37     360          1-Jun-26
4514272   FORNEY                  TX           75126       SFD       7.750         7.480        $2,027.45     360          1-Mar-26
4514284   LOS ALTOS               CA           94024       SFD       8.500         8.230        $3,469.34     360          1-May-26
4514294   PALM COAST              FL           32137       SFD       8.500         8.230          $479.81     360          1-Jun-26
4514298   DESTIN                  FL           32541       SFD       8.375         8.105        $3,800.37     360          1-May-26
4514328   DALLAS                  GA           30132       SFD       8.375         8.105          $607.30     360          1-Apr-26
4514338   ENGLEWOOD CLIFFS        NJ           07632       SFD       8.500         8.230        $2,418.23     360          1-May-26
4514366   LA CANADA FLINTRIDGE    CA           91011       SFD       7.875         7.605        $2,208.20     360          1-May-26
4514504   CLIFFSIDE PARK          NJ           07010       HCO       8.875         8.605        $1,193.47     360          1-May-26
4514514   GILBERT                 AZ           85234       SFD       8.125         7.855        $1,670.62     360          1-Apr-26
4514518   SYOSSET                 NY           11791       SFD       8.375         8.105        $4,180.40     360          1-Jul-26
4514538   SACRAMENTO              CA           95821       SFD       8.000         7.730          $544.46     360          1-Apr-26
4514542   MILLBURN                NJ           07078       SFD       9.000         8.730        $2,439.62     360          1-May-26
4514549   EAST HAMPTON            NY           11937       SFD       8.625         8.355        $2,078.26     360          1-May-26
4514555   NORWALK                 CT           06850       SFD       8.625         8.355        $1,166.69     360          1-May-26
4514565   MIAMI                   FL           33186       SFD       8.500         8.230        $1,261.02     360          1-May-26
4514570   MILLBRAE                CA           94030       SFD       8.625         8.355        $2,177.81     360          1-Apr-26
4514576   FT LAUDERDALE           FL           33331       SFD       7.875         7.605        $3,596.34     360          1-Apr-26
4514585   OLYMPIA                 WA           98513       SFD       7.750         7.480        $1,787.95     360          1-Mar-26
4514602   EAST MEADOW             NY           11554       SFD       9.000         8.730        $1,383.96     360          1-May-26
4514620   BEVERLY HILLS           CA           90210       SFD       7.875         7.605        $2,537.75     360          1-Jun-26
4514665   JAMAICA PLAIN           MA           02130       LCO       7.875         7.605        $1,682.16     360          1-Mar-26
4514723   LA PALMA                CA           90623       SFD       8.750         8.480        $1,688.66     360          1-May-26
4514737   MONTCLAIR               NJ           07042       SFD       7.375         7.105        $2,265.42     360          1-Jun-26
4514763   KATY                    TX           77450       SFD       7.875         7.605        $2,139.68     360          1-Jun-26
4514766   YONKERS                 NY           10703       SFD       8.875         8.605        $1,933.42     360          1-Jun-26
4514769   BARRINGTON              IL           60010       SFD       7.625         7.355        $2,123.39     360          1-May-26
4514772   REDWOOD CITY            CA           94062       SFD       8.000         7.730        $1,937.14     360          1-May-26
4514775   SIMI VALLEY             CA           93065       SFD       7.875         7.605        $1,722.04     360          1-Apr-26
4514815   NANTUCKET               MA           02554       SFD       8.125         7.855        $1,874.07     360          1-May-26
4514832   SALT LAKE CITY          UT           84124       SFD       7.500         7.230        $1,583.73     360          1-Mar-26
4514883   YUBA CITY               CA           95991       SFD       8.000         7.730        $2,406.75     360          1-Jun-26
4514890   PHOENIX                 AZ           85018       SFD       8.875         8.605          $935.68     360          1-May-26
4514903   TORRANCE                CA           90501       SFD       8.250         7.980        $1,923.25     360          1-May-26
4514958   GLEN RIDGE              NJ           07028       SFD       8.250         7.980        $1,836.10     360          1-Jun-26
4515047   GREENWICH               CT           06830       SFD       8.125         7.855        $2,803.67     360          1-Jun-26
4515059   COLD SPRING HARBOR      NY           11724       SFD       8.000         7.730        $2,274.68     360          1-Apr-26
4515063   DEWEY BEACH             DE           19971       SFD       9.375         9.105        $1,781.61     360          1-May-26
4515066   NEWTON                  MA           02159       SFD       8.750         8.480        $2,352.23     360          1-Apr-26
4515074   THOUSAND OAKS           CA           91362       SFD       7.375         7.105        $2,558.95     360          1-Apr-26
4515099   HIGHLANDS RANCH         CO           80126       LCO       8.750         8.480          $674.99     360          1-May-26
4515118   LOS ANGELES             CA           90066       SFD       7.500         7.230        $2,517.18     360          1-Jun-26
4515142   CRYSTAL LAKE            IL           60014       SFD       7.750         7.480        $1,891.33     360          1-Mar-26
4515146   RIDGEWOOD               NJ           07450       SFD       8.625         8.355        $3,045.05     360          1-May-26
4515151   ATLANTA                 GA           30306       SFD       7.375         7.105        $1,499.11     360          1-Mar-26
4515167   PEORIA                  AZ           85381       SFD       8.750         8.480        $1,878.64     360          1-Apr-26
4515190   MONROVIA                CA           91016       SFD       8.125         7.855        $1,707.75     360          1-Jun-26
4515249   OURAY                   CO           81427       SFD       7.875         7.605        $2,088.20     360          1-Jun-26
4515271   DOWNEY                  CA           90240       SFD       8.500         8.230        $1,847.70     360          1-May-26
4515290   LOS ANGELES             CA           90068       SFD       8.375         8.105        $2,037.00     360          1-Apr-26
4515314   LA JOLLA                CA           92037       LCO       8.250         7.980        $1,715.89     360          1-Apr-26
4515316   NAPLES                  FL           33962       SFD       8.250         7.980          $703.19     360          1-Apr-26
4515325   PARADISE VALLEY         AZ           85253       SFD       8.750         8.480        $2,832.12     360          1-Apr-26
4515327   SANTA CLARA             CA           95051       SFD       7.875         7.605        $1,615.46     360          1-Jun-26
4515336   BETHESDA                MD           20817       SFD       7.875         7.605        $2,247.72     360          1-Jun-26
4515344   SCOTTSDALE              AZ           85260       SFD       9.125         8.855        $2,213.08     360          1-Apr-26
4515349   LITTLE SILVER           NJ           07739       SFD       8.625         8.355        $1,998.92     360          1-Jun-26
4515355   WESTWOOD                NJ           07675       SFD       8.000         7.730        $1,367.74     360          1-May-26
4515379   LAUREL                  MD           20724       SFD       8.000         7.730        $1,627.12     360          1-Apr-26
4515391   ASHBURN                 VA           22011       SFD       8.125         7.855        $1,717.40     360          1-Apr-26
4515394   NEWTON                  MA           02167       SFD       8.500         8.230        $2,068.38     360          1-Apr-26
4515397   PARKLAND                FL           33067       SFD       8.625         8.355        $2,551.16     360          1-May-26
4515399   ORANGE BEACH            AL           36561       HCO       8.500         8.230        $2,152.96     360          1-May-26
4515414   WHITE PLAINS            NY           10603       LCO       8.875         8.605          $626.58     360          1-May-26
4515464   BUCKINGHAM              PA           18925       SFD       8.625         8.355        $1,765.98     360          1-Jun-26
4515524   UPPER DUBLIN            PA           19002       SFD       7.625         7.355        $1,831.42     360          1-Apr-26
4515574   LAKE WORTH              FL           33467       SFD       8.625         8.355          $944.63     360          1-May-26
4515597   SALINAS                 CA           93908       SFD       8.500         8.230        $1,829.63     360          1-Apr-26
4515608   THOUSAND OAKS           CA           91362       SFD       8.125         7.855        $1,856.24     360          1-Apr-26
4515609   VIENNA                  VA           22181       SFD       7.500         7.230        $2,606.68     360          1-Mar-26
4515615   ENGLEWOOD               CO           80110       SFD       7.875         7.605        $1,631.41     360          1-Apr-26
4515618   WASHINGTON              DC           20015       SFD       8.250         7.980        $1,863.15     360          1-Mar-26
4515649   PACIFIC GROVE           CA           93950       SFD       7.750         7.480        $2,853.12     360          1-Jun-26
4515652   OAKTON                  VA           22124       SFD       7.000         6.730        $1,729.79     360          1-Apr-26
4515665   EAST HAMPTON            NY           11937       SFD       9.250         8.980        $3,300.99     360          1-May-26
4515666   DANA POINT              CA           92624       SFD       8.250         7.980        $2,674.51     360          1-May-26
4515687   HONOLULU                HI           96816       SFD       8.250         7.980        $4,289.74     360          1-May-26
4515699   BROOKLYN                NY           11235       SFD       7.875         7.605        $1,721.32     360          1-Jun-26
4515715   SAN CLEMENTE            CA           92673       SFD       8.250         7.980        $1,878.17     360          1-Jun-26
4515776   HOLMDEL                 NJ           07733       SFD       8.000         7.730        $2,612.21     360          1-Jun-26
4515782   COCKEYSVILLE            MD           21030       SFD       8.250         7.980        $2,235.02     360          1-Apr-26
4515784   MORRIS PLAINS           NJ           07950       SFD       8.125         7.855        $2,372.28     360          1-Jun-26
4515785   EVERGREEN               CO           80439       SFD       8.000         7.730        $4,365.90     360          1-May-26
4515796   ALEXANDRIA              VA           22306       SFD       8.000         7.730        $1,554.12     360          1-May-26
4515801   THOUSAND OAKS           CA           91360       SFD       8.875         8.605        $2,068.68     360          1-Apr-26
4515803   INDIANPOLIS             IN           46278       SFD       7.750         7.480        $1,687.87     360          1-Jun-26
4515813   YORBA LINDA             CA           92686       SFD       7.750         7.480        $1,937.18     360          1-May-26
4515860   MANHATTAN BEACH         CA           90266       SFD       8.125         7.855        $2,762.09     360          1-May-26
4515861   LEXINGTON               MA           02173       SFD       7.875         7.605        $2,850.66     240          1-May-16
4515870   BALTIMORE               MD           21209       SFD       8.000         7.730        $2,256.33     360          1-Jun-26
4515878   ALPHARETTA              GA           30202       SFD       8.750         8.480          $742.65     360          1-Apr-26
4515891   FORT LEE                NJ           07024       SFD       7.875         7.605        $2,273.82     360          1-Jun-26
4515915   MARCO ISLAND            FL           33937       SFD       9.125         8.855        $1,617.10     360          1-Apr-26
4515922   BOULDER                 CO           80304       SFD       8.375         8.105        $2,280.22     360          1-Jun-26
4515932   ARMONK                  NY           10598       SFD       8.375         8.105        $2,219.42     360          1-Jun-26
4515945   PHOENIX                 AZ           85013       SFD       8.750         8.480        $2,054.08     360          1-Apr-26
4515953   NEW YORK                NY           10019       HCO       9.750         9.480        $4,252.82     360          1-Jun-26
4515985   ALBUQUERQUE             NM           87111       SFD       7.750         7.480        $1,719.39     360          1-May-26
4516014   GOLDEN                  CO           80401       SFD       7.750         7.480        $2,328.34     360          1-May-26
4516019   SANTA CLARA             CA           95051       SFD       8.000         7.730        $2,799.68     360          1-May-26
4516122   CHAPPAQUA               NY           10514       SFD       7.625         7.355        $1,980.06     360          1-Jun-26
4516188   SAN ANTONIO             TX           78212       SFD       8.000         7.730        $2,641.56     360          1-Jun-26
4516209   SOUTHAMPTON             NY           11968       SFD       8.750         8.480        $2,163.43     360          1-May-26
4516266   NAPERVILLE              IL           60565       SFD       7.625         7.355        $1,951.81     240          1-Jun-16
4516310   CHESTERFIELD            MO           63017       SFD       8.625         8.355        $1,817.70     360          1-May-26
4516314   AVON                    CO           81620       LCO       8.375         8.105          $713.26     360          1-May-26
4516334   LAGUNA NIGUEL           CA           92656       SFD       7.875         7.605        $1,921.44     360          1-Apr-26
4516345   LA JOLLA                CA           92037       LCO       8.000         7.730        $1,367.00     360          1-Apr-26
4516352   DIAMOND BAR             CA           91765       SFD       7.875         7.605        $1,582.46     360          1-Apr-26
4516353   SIMI VALLEY             CA           93063       SFD       8.750         8.480        $1,792.10     360          1-May-26
4516360   CORAL SPRINGS           FL           33071       LCO       8.750         8.480          $242.30     360          1-May-26
4516365   THOUSAND OAKS           CA           91362       SFD       6.500         6.230        $1,698.05     360          1-Apr-26
4516409   GAITHERSBURG            MD           20879       SFD       7.750         7.480        $1,805.36     360          1-Jun-26
4516415   NEWTOWN SQUARE          PA           19073       SFD       7.750         7.480        $1,953.86     240          1-Jun-16
4516441   UPPER SADDLE RIVER      NJ           07458       SFD       8.000         7.730        $1,774.25     360          1-Jun-26
4516487   MOUNT VERNON            OH           43050       SFD       8.500         8.230        $1,997.64     360          1-Apr-26
4516491   FAIRFAX                 VA           22030       SFD       7.625         7.355        $1,840.27     360          1-Jun-26
4516520   RICHLAND                WA           99352       SFD       8.125         7.855        $1,871.10     360          1-May-26
4516526   JERICHO                 NY           11753       SFD       8.500         8.230        $2,207.58     360          1-Apr-26
4516546   EL DORADO HILLS         CA           95762       SFD       8.625         8.355        $1,680.03     360          1-Apr-26
4516548   SAN ANTONIO             TX           78212       SFD       8.125         7.855        $2,346.30     360          1-Jun-26
4516550   GLENDALE                CA           91201       SFD       8.250         7.980        $1,972.08     360          1-Apr-26
4516552   LA QUINTA               CA           92253       LCO       8.500         8.230        $2,214.48     360          1-Apr-26
4516566   MANALAPAN               NJ           07726       SFD       7.500         7.230        $1,573.24     360          1-Jun-26
4516600   ALBUQUERQUE             NM           87122       SFD       7.750         7.480        $1,931.45     360          1-Jun-26
4516631   HONOLULU                HI           96813       SFD       8.375         8.105        $3,671.15     360          1-Apr-26
4516645   PLANO                   TX           75093       SFD       8.250         7.980        $3,643.65     360          1-May-26
4516663   MISSION VIEJO           CA           92692       SFD       7.750         7.480        $2,154.97     360          1-May-26
4516671   THOUSAND OAKS           CA           91362       LCO       7.500         7.230        $2,046.61     360          1-Mar-26
4516689   BEECHHURST              NY           11357       SFD       8.375         8.105        $1,033.70     360          1-Jun-26
4516693   SAN JOSE                CA           95139       SFD       8.500         8.230        $1,161.06     360          1-May-26
4516714   CASTRO VALLEY           CA           94552       SFD       8.125         7.855        $2,030.73     360          1-May-26
4516723   LOS ANGELES             CA           90005       SFD       7.875         7.605        $2,247.72     360          1-May-26
4516726   WAYNE                   IL           60184       SFD       7.750         7.480        $2,550.43     360          1-Jun-26
4516730   DANA POINT              CA           92629       SFD       8.375         8.105        $1,474.55     360          1-May-26
4516742   MAMARONECK              NY           10543       SFD       8.750         8.480        $1,353.13     360          1-May-26
4516746   LARGO                   FL           34648       SFD       8.250         7.980        $1,923.24     360          1-Apr-26
4516756   BLACK BUTTE RANCH       OR           97759       SFD       7.875         7.605        $2,900.28     360          1-May-26
4516762   WEST HOLLYWOOD          CA           90069       HCO       9.000         8.730          $535.08     360          1-May-26
4516780   SAN FRANCISCO           CA           94116       SFD       8.000         7.730        $1,423.51     360          1-May-26
4516781   LOS GATOS               CA           95030       SFD       8.000         7.730        $3,090.99     360          1-Jun-26
4516786   COMMACK                 NY           11725       SFD       8.500         8.230        $1,042.65     360          1-May-26
4516791   NORTHRIDGE              CA           91326       SFD       8.875         8.605        $1,635.85     360          1-May-26
4516809   STAMFORD                CT           06902       SFD       7.875         7.605        $2,262.22     360          1-Jun-26
4516837   SAN MARTIN              CA           95046       SFD       7.875         7.605        $2,755.27     360          1-Jun-26
4516847   NORTHPORT               NY           11768       SFD       8.875         8.605        $1,432.17     360          1-Jun-26
4516872   MIDDLETOWN              NJ           07701       SFD       8.000         7.730        $2,156.17     360          1-Jun-26
4516894   LONGMONT                CO           80504       SFD       8.000         7.730        $2,205.70     360          1-Mar-26
4516899   RANCHO PALOS VERDES     CA           90275       SFD       8.125         7.855        $3,207.59     360          1-Jun-26
4516901   RANCHO PALOS VERDES     CA           90275       SFD       8.125         7.855        $2,561.62     360          1-Jun-26
4516909   THOUSAND OAKS           CA           91362       SFD       8.250         7.980        $2,169.29     360          1-Apr-26
4516936   STATELINE               NV           89449       SFD       8.000         7.730        $1,577.60     360          1-Jun-26
4516949   LOS GATOS               CA           95032       SFD       7.875         7.605        $2,218.72     360          1-May-26
4516951   SAN JOSE                CA           95120       SFD       7.875         7.605        $3,219.31     360          1-May-26
4516956   PLYMOUTH                MA           02360       SFD       8.000         7.730        $1,849.09     360          1-May-26
4516957   BURBANK                 CA           91501       SFD       8.375         8.105        $1,748.17     360          1-May-26
4516968   CHICAGO                 IL           60613       SFD       8.000         7.730        $2,518.28     360          1-Jun-26
4516973   WARREN                  NJ           07059       SFD       8.500         8.230        $1,906.91     360          1-Jun-26
4516984   WOODLAND HILLS          CA           91364       SFD       7.750         7.480        $2,077.60     360          1-May-26
4517022   SAN JOSE                CA           95131       SFD       8.875         8.605        $1,750.42     360          1-Apr-26
4517023   NEW SUFFOLK             NY           11956       SFD       8.250         7.980        $2,253.80     360          1-Jun-26
4517030   CLARKSVILLE             TN           37043       SFD       8.375         8.105        $1,771.73     360          1-May-26
4517033   NORTH MIAMI BEACH       FL           33160       SFD       8.625         8.355        $2,395.60     360          1-Jun-26
4517043   GOOSE CREEK             SC           29445       SFD       8.375         8.105        $1,702.57     360          1-Jun-26
4517048   CLEVELAND               TN           37312       SFD       8.375         8.105        $2,379.03     360          1-May-26
4517051   SHERMAN OAKS            CA           91423       LCO       8.750         8.480          $736.36     360          1-May-26
4517061   HEMPSTEAD               NY           11552       SFD       8.500         8.230        $1,999.18     360          1-May-26
4517091   LAS VEGAS               NV           89109       HCO       8.875         8.605          $471.02     360          1-May-26
4517096   OAKLAND                 MD           21550       SFD       8.500         8.230        $2,076.07     360          1-Jun-26
4517107   JACKSONVILLE BEACH      FL           32250       SFD       8.875         8.605          $635.73     360          1-May-26
4517136   PORTLAND                OR           97229       SFD       8.000         7.730        $1,900.82     240          1-Jun-16
4517142   LEVITTOWN               NY           11756       SFD       8.875         8.605          $957.96     360          1-Jun-26
4517148   ST. PETERSBURG          FL           33702       LCO       8.875         8.605          $267.34     360          1-Apr-26
4517174   WILTON                  CT           06897       SFD       8.250         7.980        $2,141.11     360          1-May-26
4517178   HOWELL                  NJ           07727       SFD       7.375         7.105        $1,723.93     360          1-Jul-26
4517183   SANTA FE                NM           87501       SFD       8.875         8.605        $1,845.90     360          1-May-26
4517191   MALVERNE                NY           11565       SFD       8.625         8.355        $1,205.58     360          1-Jun-26
4517202   SAN MATEO               CA           94401       HCO       7.875         7.605        $1,631.41     360          1-Apr-26
4517336   NEW MILFORD             NJ           07646       SFD       8.625         8.355        $1,283.36     360          1-May-26
4517369   PEMBROKE PINES          FL           33028       SFD       8.875         8.605          $891.53     360          1-Jun-26
4517397   OCEAN CITY              MD           21842       LCO       8.875         8.605          $489.33     360          1-Jun-26
4517412   NORTH MIAMI BEACH       FL           33179       SFD       8.375         8.105          $766.16     360          1-May-26
4517427   CENTRAL POINT           OR           97502       SFD       8.625         8.355          $563.90     360          1-May-26
4517428   BOCA RATON              FL           33498       SFD       8.625         8.355        $1,219.57     360          1-Apr-26
4517432   MIAMI                   FL           33176       SFD       7.875         7.605        $1,885.18     360          1-Apr-26
4517439   PASADENA                CA           91107       SFD       8.625         8.355        $1,400.02     360          1-Apr-26
4517455   TUCSON                  AZ           85749       SFD       7.750         7.480        $2,292.52     360          1-Apr-26
4517504   WEST PALM BEACH         FL           33414       SFD       8.250         7.980          $495.84     360          1-Jun-26
4517505   IRVINE                  CA           92714       SFD       8.625         8.355        $1,884.20     360          1-May-26
4517580   SAN JOSE                CA           95120       SFD       7.875         7.605        $3,882.75     360          1-Jun-26
4517589   LUDLOW                  VT           05149       LCO       9.125         8.855        $2,278.18     360          1-Jun-26
4517641   MCGREGOR                TX           76657       SFD       8.125         7.855        $1,937.92     360          1-May-26
4517649   PERKIOMENVILLE          PA           18074       SFD       8.875         8.605        $2,305.39     360          1-May-26
4517659   SPRING                  TX           77379       SFD       7.875         7.605        $1,600.60     360          1-Jun-26
4517741   WESTCHESTER             CA           90045       SFD       8.250         7.980        $1,772.99     360          1-May-26
4517772   CAPE CORAL              FL           33904       SFD       8.250         7.980        $2,817.25     360          1-Apr-26
4517776   WOODCLIFF LAKE          NJ           07675       SFD       8.375         8.105        $2,584.25     360          1-Jun-26
4517783   GEORGETOWN              MA           01833       SFD       8.250         7.980        $1,983.34     360          1-May-26
4517790   SAN MATEO               CA           94401       LCO       8.500         8.230        $1,980.72     360          1-Apr-26
4517814   PEMBROKE PINES          FL           33028       SFD       8.875         8.605          $860.49     360          1-May-26
4517882   WESTMINSTER             MD           21157       SFD       8.125         7.855        $1,670.62     360          1-Jun-26
4517901   KINNELON                NJ           07405       SFD       8.625         8.355        $2,061.15     360          1-May-26
4517925   MOORPARK                CA           93021       SFD       7.750         7.480        $1,958.68     360          1-Jun-26
4517971   BAY SHORE               NY           11706       SFD       8.875         8.605          $782.92     360          1-May-26
4517999   MCLEAN                  VA           22101       SFD       8.875         8.605        $3,978.23     360          1-May-26
4518029   GARDNERVILLE            NV           89410       SFD       7.250         6.980        $2,080.64     360          1-Apr-26
4518032   PALATINE                IL           60067       SFD       7.500         7.230        $1,748.04     360          1-Jun-26
4518054   SHOREHAM                NY           11786       SFD       8.875         8.605        $1,050.26     360          1-Jun-26
4518105   CALABASAS               CA           91302       SFD       8.375         8.105        $2,249.82     360          1-May-26
4518109   MANHATTAN BEACH         CA           90266       SFD       7.875         7.605        $3,596.35     360          1-May-26
4518113   HARRISON                NY           10604       SFD       8.125         7.855        $1,633.50     360          1-May-26
4518121   PLAINVIEW               NY           11803       SFD       9.250         8.980        $1,546.63     360          1-Jun-26
4518144   HUNTINGTON              NY           11743       SFD       8.875         8.605          $668.35     360          1-Jun-26
4518150   KAILUA-KONA             HI           96740       SFD       7.875         7.605        $2,256.78     360          1-May-26
4518167   FAIRFIELD               CT           06330       SFD       7.750         7.480        $1,994.50     360          1-Jun-26
4518196   GILROY                  CA           95020       SFD       8.000         7.730        $1,731.69     360          1-Jun-26
4518238   NEWARK                  DE           19711       SFD       7.875         7.605        $1,790.93     360          1-Jun-26
4518350   NEWTON                  MA           02159       SFD       8.375         8.105        $2,675.46     360          1-Jun-26
4518363   BASKING RIDGE           NJ           07920       SFD       8.375         8.105        $2,366.87     360          1-May-26
4518371   MARBLE FALLS            TX           78654       SFD       8.625         8.355        $1,995.81     360          1-May-26
4518373   WASHINGTON              DC           20015       SFD       7.500         7.230        $2,127.37     360          1-May-26
4518383   WEST PALM BEACH         FL           33406       SFD       8.500         8.230          $430.60     360          1-May-26
4518384   PASADENA                CA           91004       SFD       8.375         8.105        $2,128.21     360          1-May-26
4518392   BRENTWOOD               TN           37027       SFD       8.625         8.355        $2,613.38     360          1-May-26
4518403   CHARLESTON              RI           02813       SFD       8.500         8.230        $1,418.65     360          1-Jun-26
4518412   BALTIMORE               MD           21220       SFD       9.000         8.730          $708.07     360          1-May-26
4518413   NEWTON                  MA           02159       SFD       7.625         7.355        $1,925.20     360          1-Jun-26
4518421   NEW CANAAN              CT           06840       SFD       8.250         7.980        $2,734.62     360          1-May-26
4518424   MARCO ISLAND            FL           33937       SFD       8.375         8.105        $1,824.18     360          1-Jun-26
4518433   HAMPSTEAD               NC           28446       SFD       9.125         8.855        $1,192.79     360          1-May-26
4518455   MORGAN HILL             CA           95037       SFD       7.750         7.480        $2,057.54     360          1-Jun-26
4518470   SAYVILLE                NY           11782       SFD       7.750         7.480        $1,662.08     360          1-Jun-26
4518476   AMAGANSETT              NY           11930       SFD       8.750         8.480        $7,867.01     360          1-Jun-26
4518477   SHORT HILLS             NJ           07078       SFD       7.500         7.230        $2,831.82     360          1-May-26
4518486   BRONXVILLE              NY           10708       SFD       8.625         8.355        $1,400.03     360          1-May-26
4518489   MCDONOUGH               GA           30252       SFD       8.625         8.355          $443.35     360          1-May-26
4518495   EVESHAM                 NJ           08053       SFD       8.000         7.730          $642.78     360          1-May-26
4518514   LOS ANGELES             CA           90064       SFD       8.250         7.980        $2,013.40     360          1-Jun-26
4518520   PURCELLVILLE            VA           22132       SFD       8.375         8.105        $1,392.45     360          1-May-26
4518523   NEW ORLEANS             LA           70115       SFD       8.250         7.980        $1,690.35     360          1-May-26
4518546   REDLANDS                CA           92373       SFD       7.875         7.605        $1,885.19     360          1-May-26
4518548   WELLINGTON              FL           33414       PUD       8.750         8.480          $510.38     360          1-May-26
4518558   ROXBURY                 NY           12474       SFD       9.000         8.730          $321.85     360          1-Jun-26
4518573   OREM                    UT           84058       SFD       8.375         8.105        $1,995.19     360          1-Apr-26
4518620   THOUSAND OAKS           CA           91362       SFD       9.000         8.730        $2,244.50     360          1-May-26
4518635   LAKE OSWEGO             OR           97034       SFD       7.875         7.605        $1,812.68     360          1-Jun-26
4518664   BOULDER                 CO           80302       SFD       7.875         7.605        $2,291.22     360          1-Jun-26
4518707   BOCA RATON              FL           33498       SFD       8.625         8.355        $2,155.65     360          1-May-26
4518714   CUMMING                 GA           30131       SFD       8.625         8.355        $1,137.13     360          1-May-26
4518771   COLTS NECK              NJ           07722       SFD       7.750         7.480        $2,220.88     360          1-Jun-26
4518814   LOS ANGELES             CA           90077       SFD       9.375         9.105        $2,339.30     360          1-May-26
4518832   POMONA                  CA           91768       SFD       8.750         8.480          $575.28     360          1-Jun-26
4518846   BERWYN                  PA           19312       SFD       8.125         7.855        $1,670.62     360          1-Jul-26
4518877   LAS VEGAS               NV           89117       SFD       8.500         8.230        $2,537.41     360          1-Apr-26
4518886   MARCO ISLAND            FL           33937       SFD       9.000         8.730        $1,260.85     360          1-Apr-26
4519090   NAPLES                  FL           33989       LCO       9.125         8.855          $295.35     360          1-May-26
4519108   GERMANTOWN              TN           38139       SFD       8.125         7.855        $1,856.25     360          1-Jun-26
4519161   SAN JOSE                CA           95125       SFD       8.625         8.355        $2,485.04     360          1-Jun-26
4519172   CLINTON                 NY           12538       SFD       8.125         7.855        $2,984.84     360          1-Jul-26
4519227   SIERRA MADRE            CA           91024       SFD       8.250         7.980        $2,028.43     360          1-Apr-26
4519233   KENSINGTON              CA           94707       SFD       8.625         8.355        $3,558.39     360          1-May-26
4519293   EL CERRITO              CA           94530       SFD       8.125         7.855        $1,241.46     360          1-Apr-26
4519296   OXNARD                  CA           93030       SFD       8.125         7.855        $1,992.86     360          1-Apr-26
4519329   NATIONAL PARK           NJ           08063       SFD       8.125         7.855          $439.56     360          1-Jun-26
4519428   POMPANO BEACH           FL           33062       SFD       8.375         8.105        $1,824.18     360          1-Jul-26
4519443   PEMBROKE PINES          FL           33025       PUD       9.000         8.730          $523.81     360          1-May-26
4519445   MIAMI                   FL           33185       SFD       8.875         8.605        $1,113.91     360          1-Jun-26
4519448   WATER MILL              NY           11968       SFD       9.375         9.105        $2,651.21     360          1-Jun-26
4519527   LONGMONT                CO           80503       SFD       8.625         8.355        $2,145.92     360          1-Jun-26
4519529   PHOENIX                 AZ           85018       SFD       8.500         8.230        $1,766.20     360          1-Apr-26
4519570   SPRINGBORO              OH           45066       SFD       8.500         8.230          $530.56     360          1-Jun-26
4519585   ASHLAND                 OR           97520       SFD       8.625         8.355        $1,743.03     360          1-May-26
4519608   SOUTHAMPTON             NY           11968       SFD       8.875         8.605        $1,646.99     360          1-Jun-26
4519610   AVON                    CO           81620       LCO       8.875         8.605          $922.95     360          1-Jun-26
4519705   FREMONT                 CA           94538       SFD       9.125         8.855        $1,288.80     360          1-May-26
4519723   FORT LAUDERDALE         FL           33327       SFD       8.500         8.230        $2,399.02     360          1-Jun-26
4519727   CORTLANDT MANOR         NY           10566       SFD       8.500         8.230        $1,913.06     360          1-Jun-26
4519729   ELK GROVE               CA           95624       SFD       8.000         7.730        $2,201.30     360          1-Apr-26
4519813   FOSTER CITY             CA           94404       LCO       8.750         8.480        $2,511.15     360          1-May-26
4519869   MACON                   GA           31210       SFD       8.375         8.105        $1,995.19     360          1-Apr-26
4519876   CARDIFF                 CA           92007       SFD       8.625         8.355        $1,711.14     360          1-May-26
4519919   BRENTWOOD               TN           37027       SFD       8.625         8.355        $2,100.04     360          1-May-26
4519955   DEVON                   PA           19333       SFD       8.000         7.730        $1,584.94     360          1-Jul-26
4520004   DESTIN                  FL           32541       SFD       9.000         8.730          $683.93     360          1-Jun-26
4520039   THOUSAND OAKS           CA           91360       LCO       9.000         8.730        $2,207.89     360          1-May-26
4520084   PURCHASE                NY           10577       SFD       8.000         7.730        $1,687.66     360          1-Jul-26
4520114   LA VERNE                CA           91750       SFD       7.750         7.480        $2,407.15     360          1-Apr-26
4520126   BELMONT                 CA           94002       SFD       8.250         7.980        $2,531.77     360          1-May-26
4520132   ORANGE                  CA           92669       SFD       8.000         7.730        $1,981.17     360          1-Apr-26
4520134   TAMPA                   FL           33647       SFD       7.500         7.230        $1,598.41     360          1-Feb-26
4520140   VALLEJO                 CA           94591       SFD       8.125         7.855        $1,830.63     360          1-Apr-26
4520141   HENDERSON               NV           89014       SFD       8.250         7.980        $1,726.04     360          1-Apr-26
4520152   STERLING                VA           20165       SFD       8.500         8.230        $1,875.38     360          1-Apr-26
4520153   LOS ALTOS               CA           94024       SFD       8.250         7.980        $2,050.96     360          1-Apr-26
4520163   OCEANSIDE               CA           92054       SFD       8.250         7.980        $1,682.84     360          1-Apr-26
4520166   NORTHRIDGE              CA           91324       SFD       8.500         8.230        $2,509.74     360          1-May-26
4520172   CHICO                   CA           95928       SFD       7.750         7.480          $888.36     360          1-May-26
4520181   VAN NUYS                CA           91406       SFD       8.000         7.730        $1,614.29     360          1-Apr-26
4520182   SOUTH PASADENA          CA           91030       SFD       8.750         8.480        $2,092.63     360          1-Apr-26
4520189   MERCER ISLAND           WA           98040       SFD       8.250         7.980        $3,380.70     360          1-Apr-26
4520201   HERNDON                 VA           22071       SFD       7.250         6.980        $1,466.68     360          1-Apr-26
4520207   SAN JOSE                CA           95148       SFD       8.250         7.980        $2,070.12     360          1-Apr-26
4520260   STOCKTON                NJ           08559       SFD       7.750         7.480        $2,177.90     360          1-Jun-26
4520285   FARMINGVILLE            NY           11738       SFD       9.250         8.980          $941.15     360          1-May-26
4520331   KANEOHE                 HI           96744       SFD       8.375         8.105        $3,135.30     360          1-May-26
4520424   SACRAMENTO              CA           95831       SFD       7.875         7.605        $2,117.21     360          1-May-26
4520436   MISSION VIEJO           CA           92692       SFD       7.875         7.605        $2,262.22     360          1-Apr-26
4520496   UNION CITY              CA           94587       SFD       8.250         7.980        $2,228.64     360          1-Apr-26
4520525   WHITE PLAINS            NY           10605       SFD       8.625         8.355        $1,998.54     360          1-Jul-26
4520529   NEW YORK                NY           10011       HCO       8.250         7.980        $3,005.07     360          1-Jun-26
4520539   SCARSDALE               NY           10583       SFD       8.375         8.105        $2,766.67     360          1-Jul-26
4520556   SAN DIMAS               CA           91773       SFD       8.375         8.105        $2,703.58     360          1-Jul-26
4520592   BLYTHEWOOD              SC           29016       SFD       8.500         8.230        $1,722.37     360          1-Jan-26
4520616   WILMINGTON              NC           28405       SFD       8.125         7.855        $2,700.84     360          1-Jul-26
4520637   GREENSBORO              GA           30642       SFD       8.500         8.230        $2,122.20     360          1-May-26
4520654   APTOS                   CA           95003       SFD       8.500         8.230        $3,344.78     360          1-May-26
4520660   ENGLEWOOD               CO           80110       SFD       7.875         7.605        $4,161.90     360          1-Jun-26
4520677   MITCHELLVILLE           MD           20721       SFD       8.375         8.105        $2,450.48     360          1-Apr-26
4520698   MIAMI                   FL           33179       HCO       9.250         8.980          $277.65     360          1-Jun-26
4520732   PASADENA                MD           21122       SFD       8.875         8.605        $1,191.88     360          1-May-26
4520768   HOBE SOUND              FL           33455       SFD       8.750         8.480        $1,258.73     360          1-Jun-26
4520771   EL DORADO HILLS         CA           95762       SFD       8.375         8.105        $3,929.58     360          1-May-26
4520803   INDIAN WELLS            CA           92210       SFD       8.250         7.980        $3,527.95     360          1-May-26
4520846   ARLINGTON               TX           76016       SFD       8.375         8.105        $2,238.42     360          1-Mar-26
4520852   HOUSTON                 TX           77005       SFD       8.500         8.230        $1,824.25     360          1-Apr-26
4520879   ARROYO GRANDE           CA           93420       SFD       8.750         8.480        $2,017.89     360          1-May-26
4520934   DULUTH                  GA           30155       SFD       7.625         7.355        $1,918.83     360          1-Apr-26
4520944   HERNDON                 VA           22071       SFD       7.125         6.855        $1,709.90     360          1-Mar-26
4520953   WASHINGTON              DC           20012       SFD       7.500         7.230        $1,818.66     360          1-Apr-26
4520961   MIAMI SHORES            FL           33138       SFD       8.500         8.230        $1,695.45     360          1-Apr-26
4520977   ROCKVILLE               MD           20852       SFD       7.875         7.605        $1,631.41     360          1-Mar-26
4520986   CHARLOTTESVILLE         VA           22901       SFD       7.625         7.355        $1,745.42     360          1-Apr-26
4520990   BETHESDA                MD           20817       SFD       7.875         7.605        $2,537.74     360          1-Apr-26
4520994   MASSAPEQUA              NY           11758       SFD       8.500         8.230          $922.70     360          1-Jun-26
4520998   CHARLOTTESVILLE         VA           22911       SFD       6.875         6.605        $1,655.79     360          1-Apr-26
4521002   SYOSSET                 NY           11791       SFD       7.875         7.605        $1,740.17     360          1-Jun-26
4521011   FAIRFAX STATION         VA           22039       SFD       7.750         7.480        $1,733.72     360          1-Apr-26
4521017   LOS ANGELES             CA           90008       SFD       8.625         8.355        $3,130.61     360          1-May-26
4521023   MANALAPAN               NJ           07726       SFD       7.875         7.605        $2,030.19     360          1-Apr-26
4521029   GRANADA HILLS           CA           91344       SFD       8.250         7.980        $1,652.79     360          1-May-26
4521062   COLORADO SPRINGS        CO           80921       SFD       8.000         7.730        $1,614.29     360          1-Jun-26
4521123   WASHINGTON TOWNSHIP     NJ           07675       SFD       8.750         8.480        $1,573.41     360          1-Jun-26
4521134   GANSEVOORT              NY           12831       SFD       8.625         8.355          $560.01     360          1-Jun-26
4521172   BUTLER                  NJ           07405       SFD       8.750         8.480          $849.64     360          1-Jun-26
4521187   RENO                    NV           89511       SFD       8.375         8.105        $2,280.22     360          1-Apr-26
4521196   OGDEN                   NY           14559       THS       9.000         8.730          $345.99     360          1-Jun-26
4521200   BROOMFIELD              CO           80020       SFD       8.000         7.730        $1,761.04     360          1-Jul-26
4521239   LAGUNA BEACH            CA           92651       SFD       8.500         8.230        $2,998.77     360          1-Apr-26
4521252   OAK PARK                CA           91301       SFD       9.000         8.730        $1,873.16     360          1-May-26
4521254   SEA CLIFF               NY           11579       SFD       8.250         7.980        $2,073.50     360          1-Jun-26
4521273   KAILUA                  HI           96734       SFD       8.250         7.980        $2,488.19     360          1-Jun-26
4521278   BELLMORE                NY           11710       SFD       8.250         7.980        $1,772.99     360          1-Jul-26
4521303   LINCOLN                 NE           68506       SFD       8.750         8.480          $472.02     360          1-May-26
4521336   CHAPPAQUA               NY           10514       SFD       7.750         7.480        $2,937.30     360          1-Jul-26
4521379   GREEN MOUNTAIN FALLS    CO           80819       SFD       8.500         8.230          $541.32     360          1-May-26
4521396   BEACHWOOD               NJ           08722       SFD       8.500         8.230          $552.85     360          1-Jun-26
4521403   SOUTHAMPTON             NJ           08088       PUD       8.625         8.355          $541.34     360          1-May-26
4521413   FORT WORTH              TX           76008       SFD       8.750         8.480          $295.80     360          1-May-26
4521431   RANCHO PALOS VERDES     CA           90275       SFD       8.250         7.980        $3,455.83     360          1-Jun-26
4521439   LA CRESCENTA            CA           91214       SFD       8.875         8.605          $986.60     360          1-Jun-26
4521447   NORTH PALM BEACH        FL           33408       LCO       9.375         9.105          $415.87     360          1-May-26
4521463   SOUTH PASADENA          CA           91030       SFD       8.000         7.730        $2,652.56     360          1-Jun-26
4521481   JACKSONVILLE            OR           97530       SFD       8.500         8.230        $1,999.18     360          1-May-26
4521507   THOUSAND OAKS           CA           91320       SFD       8.500         8.230        $1,813.10     360          1-May-26
4521764   HUNTINGTON BEACH        CA           92648       PUD       8.375         8.105        $2,085.64     360          1-Jun-26
4521787   STONE RIDGE             NY           12484       SFD       8.500         8.230        $2,130.66     360          1-Jun-26
4521790   TUALATIN                OR           97062       SFD       8.625         8.355        $1,774.92     360          1-May-26
4521869   MIAMI BEACH             FL           33140       SFD       8.750         8.480        $2,148.48     360          1-Apr-26
4521872   MIAMI                   FL           33137       SFD       8.875         8.605        $3,899.06     360          1-May-26
4521933   CYPRESS                 CA           90630       SFD       8.000         7.730        $1,631.90     360          1-Jun-26
4521960   ORANGE BEACH            AL           36561       SFD       8.750         8.480        $1,693.38     360          1-Jun-26
4522038   GUILFORD                CT           06437       SFD       8.875         8.605          $852.94     360          1-Jun-26
4522048   SAND SPRINGS            OK           74063       SFD       9.000         8.730          $418.40     360          1-May-26
4522055   EAGLE POINT             OR           97524       SFD       9.000         8.730        $1,802.36     360          1-Jun-26
4522142   AMES                    IA           50014       SFD       8.250         7.980        $4,154.51     360          1-Jun-26
4522204   HENDERSON               NV           89014       SFD       8.625         8.355        $2,029.25     360          1-Apr-26
4522216   HUNTINGTON              CT           06484       SFD       8.125         7.855        $1,720.74     360          1-Jun-26
4522231   HERMOSA BEACH           CA           90254       SFD       8.375         8.105        $2,274.52     360          1-Jul-26
4522254   MELBOURNE               FL           32940       SFD       9.000         8.730          $917.67     360          1-Jun-26
4522256   MAHWAH                  NJ           07430       LCO       9.500         9.230          $840.86     360          1-Jun-26
4522348   BEND                    OR           97702       SFD       8.375         8.105        $3,800.36     360          1-Jun-26
4522396   PALM DESERT             CA           92260       SFD       8.625         8.355        $2,862.27     360          1-May-26
4522411   BEVERLY HILLS           CA           90210       SFD       8.250         7.980        $3,180.12     360          1-May-26
4522487   AMHERST                 NY           14051       SFD       8.250         7.980          $699.43     360          1-Mar-26
4522495   WEST WARWICK            RI           02893       LCO       8.375         8.105          $744.88     360          1-Apr-26
4522504   WEST LINN               OR           97068       SFD       9.125         8.855        $1,847.36     360          1-Jun-26
4522515   GLENDORA                CA           91741       SFD       8.000         7.730        $2,736.84     240          1-Jun-16
4522539   SAN RAMON               CA           94583       SFD       8.500         8.230        $2,326.74     360          1-Jun-26
4522614   LA JOLLA                CA           92037       SFD       8.375         8.105        $1,942.75     360          1-Jun-26
4522618   NASHVILLE               TN           37221       SFD       8.750         8.480        $1,415.44     360          1-May-26
4522638   ORADELL                 NJ           07649       SFD       8.125         7.855        $1,811.70     360          1-May-26
4522657   YORBA LINDA             CA           92687       SFD       8.750         8.480        $1,966.75     360          1-Jun-26
4522664   MIDDLETOWN              NJ           07748       SFD       8.625         8.355        $2,129.20     360          1-Apr-26
4522674   NORTH CALDWELL          NJ           07006       SFD       8.125         7.855        $2,366.34     360          1-Mar-26
4522681   OAKLAND                 NJ           07436       SFD       7.750         7.480        $1,561.78     360          1-Apr-26
4522688   FRANKLIN TOWNSHIP       PA           19350       SFD       8.500         8.230        $2,993.76     360          1-Feb-26
4522707   MARIETTA                GA           30067       SFD       8.375         8.105        $2,760.59     360          1-Jun-26
4522714   TREDYFFRIN TWP          PA           19301       SFD       8.000         7.730        $2,047.20     360          1-May-26
4522747   GEARHART                OR           97138       SFD       8.000         7.730        $2,678.25     360          1-Jul-26
4522834   GREENPORT               NY           11944       SFD       9.125         8.855          $813.64     360          1-Jun-26
4522861   ALAMEDA                 CA           94502       SFD       9.000         8.730        $2,526.52     360          1-Jun-26
4522862   WATER MILL              NY           11976       SFD       8.750         8.480        $1,856.62     360          1-Jun-26
4522913   HO HO KUS               NJ           07423       SFD       8.250         7.980        $1,656.54     360          1-May-26
4522922   SCOTTSDALE              AZ           85260       SFD       8.750         8.480        $1,595.43     360          1-May-26
4522960   ROSWELL                 GA           30076       SFD       8.750         8.480          $826.04     360          1-May-26
4522971   HOLMDEL                 NJ           07733       SFD       8.500         8.230        $3,844.57     360          1-Jun-26
4523035   RYE BROOK               NY           10573       SFD       8.500         8.230        $2,737.34     360          1-Jul-26
4523067   OAKTON                  VA           22124       SFD       7.625         7.355        $1,820.45     360          1-Apr-26
4523075   LOS ANGELES             CA           91436       SFD       8.375         8.105        $2,493.04     360          1-May-26
4523194   OCEANSIDE               CA           92056       SFD       8.375         8.105        $1,519.39     360          1-Jun-26
4523197   MILILANI                HI           96789       SFD       8.250         7.980        $2,981.03     360          1-Jun-26
4523208   LONG BEACH TOWNSHIP     NJ           08008       SFD       8.375         8.105          $668.87     360          1-Jun-26
4523241   KIHEI                   HI           96753       LCO       8.875         8.605        $1,044.29     360          1-Jun-26
4523330   SAN ANTONIO             TX           78230       SFD       8.500         8.230        $2,975.70     360          1-Jun-26
4523401   SAN JOSE                CA           95120       THS       8.875         8.605        $2,971.74     360          1-Jun-26
4523489   WOODLAND HILLS          CA           91364       SFD       8.500         8.230        $2,322.12     360          1-Jul-26
4523493   LOS ANGELES             CA           91344       SFD       9.250         8.980        $3,083.39     360          1-Jun-26
4523514   BOISE                   ID           83704       SFD       8.625         8.355          $657.62     360          1-May-26
4523521   MARIETTA                GA           30062       SFD       9.000         8.730        $2,027.65     360          1-Jun-26
4523559   ESCONDIDO               CA           92027       SFD       8.750         8.480          $991.24     360          1-May-26
4523574   LOS ANGELES             CA           90048       SFD       7.875         7.605        $2,099.81     360          1-Jul-26
4523729   PACIFIC PALISADES       CA           90272       LCO       8.375         8.105        $1,033.70     360          1-Jun-26
4523777   SIGNAL MOUNTAIN         TN           37377       SFD       8.500         8.230        $2,442.07     360          1-Jun-26
4523795   SAN JOSE                CA           95130       SFD       8.625         8.355        $1,630.25     360          1-Jun-26
4523828   THE WOODLANDS           TX           77380       SFD       8.625         8.355          $796.46     360          1-Jun-26
4523830   DENVER                  CO           80237       SFD       8.750         8.480        $1,321.66     360          1-May-26
4523848   SALEM                   MA           01970       LCO       9.500         9.230          $706.32     360          1-Jun-26
4523857   BETHANY BEACH           DE           19930       SFD       9.000         8.730        $2,615.03     360          1-Jun-26
4523938   HERNDON                 VA           22071       SFD       7.875         7.605        $2,316.60     360          1-Jun-26
4524141   JAMAICA                 NY           11436       SFD       9.375         9.105          $669.56     360          1-Jun-26
4524180   WEST HOLLYWOOD          CA           90069       LCO       8.750         8.480          $685.22     360          1-Jun-26
4524187   DAYTON                  OH           45459       LCO       8.750         8.480        $1,785.81     360          1-Jun-26
4524193   PAIA                    HI           96779       SFD       8.250         7.980        $2,892.38     360          1-Jun-26
4524196   BLOOMFIELD              MI           48301       SFD       8.625         8.355        $2,669.38     360          1-May-26
4524199   SANTA ROSA              CA           95409       SFD       8.250         7.980        $1,802.67     360          1-May-26
4524264   RANCHO CUCAMONGA        CA           91701       SFD       8.125         7.855        $1,588.95     360          1-Jun-26
4524312   OAKLAND                 CA           94602       SFD       7.875         7.605        $1,954.79     360          1-Apr-26
4524317   NEW PROVIDENCE          NJ           07039       SFD       7.875         7.605        $2,059.20     360          1-May-26
4524526   PLANTATION              FL           33322       SFD       8.875         8.605        $1,101.17     360          1-Jun-26
4524545   NORTH MIAMI BEACH       FL           33179       SFD       8.625         8.355          $560.01     360          1-Jun-26
4524578   STOCKBRIDGE             GA           30281       SFD       9.250         8.980          $854.76     360          1-Jun-26
4524731   SPARTA                  NJ           07871       SFD       8.875         8.605          $655.62     360          1-Jun-26
4524798   CHESAPEAKE              VA           23320       SFD       7.875         7.605        $1,696.66     360          1-May-26
4524882   CAMERON PARK            CA           95682       SFD       8.500         8.230          $621.29     360          1-May-26
4524886   WATSONVILLE             CA           95076       SFD       8.875         8.605          $620.61     360          1-Jun-26
4525001   INWOOD                  NY           11696       SFD       9.375         9.105          $914.93     360          1-Jul-26
4525014   ATLANTA                 GA           30350       SFD       8.500         8.230        $2,285.21     360          1-May-26
4525037   CHEVY CHASE             MD           20815       SFD       7.750         7.480        $2,507.45     360          1-Jun-26
4525094   THOUSAND OAKS           CA           91360       SFD       8.500         8.230        $2,649.68     360          1-Jun-26
4525095   CAMPBELL                CA           95008       SFD       8.875         8.605        $1,784.64     360          1-Jun-26
4525096   ESCONDIDO               CA           92026       SFD       8.750         8.480        $2,124.10     360          1-May-26
4525103   MISSION VIEJO           CA           92692       SFD       8.875         8.605        $1,511.73     360          1-Jun-26
4525138   KANEOHEU                HI           96744       SFD       8.875         8.605        $3,182.58     360          1-Jun-26
4525192   SAN ANTONIO             TX           78212       SFD       8.875         8.605        $2,108.86     360          1-Jul-26
4525338   PHOENIX                 AZ           85020       SFD       8.750         8.480        $1,974.62     360          1-May-26
4525351   MIAMI                   FL           33176       SFD       8.500         8.230        $4,325.14     360          1-Jun-26
4525533   HAVERFORD               PA           19041       SFD       8.625         8.355        $2,605.60     360          1-Jun-26
4525675   ORANGE                  CA           92669       SFD       8.750         8.480        $1,947.08     360          1-May-26
4525726   ATLANTA                 GA           30328       SFD       8.375         8.105        $2,584.25     360          1-Jun-26
4525735   PORTLAND                OR           97232       SFD       8.625         8.355        $2,146.70     360          1-Jun-26
4525801   MIAMI BEACH             FL           33140       SFD       8.750         8.480        $1,624.54     360          1-Jun-26
4525829   LOS ANGELES             CA           90056       SFD       8.500         8.230        $2,349.80     360          1-Jun-26
4525858   FREMONT                 CA           94539       SFD       8.375         8.105        $2,177.23     360          1-Jun-26
4525878   SARATOGA                CA           95070       SFD       9.125         8.855        $3,986.81     360          1-Jul-26
4525888   PETALUMA                CA           94952       SFD       7.875         7.605        $2,407.23     360          1-May-26
4525897   LAS VEGAS               NV           89110       SFD       8.500         8.230        $1,081.09     360          1-May-26
4525916   SANTA ROSA              CA           95404       SFD       7.875         7.605        $1,930.50     360          1-May-26
4525977   ISSAQUAH                WA           98029       SFD       8.250         7.980        $2,812.75     360          1-Jun-26
4525996   LOOMIS                  CA           95650       SFD       8.250         7.980        $2,028.42     360          1-Jul-26
4526011   HENDERSON               NV           89014       SFD       8.500         8.230        $1,860.77     360          1-May-26
4526020   BRANDYWINE HUNDRED      DE           19803       SFD       8.500         8.230        $2,176.03     360          1-May-26
4526042   MANASQUAN               NJ           08736       SFD       9.375         9.105          $440.83     360          1-Jul-26
4526057   HEALDSBURG              CA           95448       SFD       8.500         8.230        $3,229.44     360          1-Jun-26
4526546   HENDERSON               NV           89014       SFD       7.875         7.605        $2,123.00     360          1-May-26
4526754   SOUTHAMPTON             NY           11968       SFD       9.250         8.980          $954.31     360          1-Jul-26
4527019   UNION CITY              CA           94587       SFD       8.250         7.980        $2,210.98     360          1-May-26
4527021   BATTLE GROUND           WA           98604       SFD       8.000         7.730        $1,761.04     360          1-May-26
4527027   ESCONDIDO               CA           92025       SFD       8.500         8.230        $1,833.09     360          1-Jun-26
4527029   LOS ALAMITOS            CA           90720       SFD       8.750         8.480        $2,596.12     360          1-Jun-26
4527031   OLNEY                   MD           20832       SFD       6.500         6.230        $1,580.17     360          1-May-26
4527038   CAMARILLO               CA           93012       SFD       8.375         8.105        $1,924.13     360          1-Jun-26
4527040   EL SEGUNDO              CA           90245       SFD       8.000         7.730        $1,907.79     360          1-May-26
4527096   BURBANK                 CA           91505       SFD       8.500         8.230        $1,999.18     360          1-Jul-26
4527152   PLEASANTON              CA           94588       SFD       8.500         8.230        $2,993.00     360          1-Jun-26
4527162   SAN JUAN CAPISTRANO     CA           92675       SFD       8.375         8.105        $2,888.28     360          1-Jun-26
4527163   THOUSAND OAKS           CA           91362       SFD       8.375         8.105        $1,801.38     360          1-Jun-26
4527165   MARTINEZ                CA           94553       SFD       8.625         8.355        $2,135.04     360          1-Jun-26
4527173   PARKER                  CO           80134       SFD       8.625         8.355        $2,478.82     360          1-Jun-26
4527182   LOS ANGELES             CA           90045       SFD       8.375         8.105        $1,976.19     360          1-Jun-26
4527191   SILVER SPRING           MD           20906       SFD       7.875         7.605        $1,729.30     360          1-May-26
4527194   RANCHO PALOS VERDES     CA           90275       SFD       8.125         7.855        $2,702.69     360          1-Jun-26
4527215   SOUTHAMPTON             NY           11968       SFD       9.250         8.980        $1,209.34     360          1-Jul-26
4527271   LOS GATOS               CA           95032       LCO       8.625         8.355        $2,527.04     360          1-Jun-26
4527419   SANTA CLARA             CA           95051       SFD       8.375         8.105        $1,628.08     360          1-Jun-26
4527562   MORGAN HILL             CA           95037       SFD       8.500         8.230        $1,972.27     360          1-Jun-26
4527673   DIX HILLS               NY           11746       SFD       8.000         7.730        $1,922.46     360          1-Jul-26
4527942   LYNNFIELD               MA           01940       SFD       8.250         7.980        $1,803.04     360          1-Jun-26
4528274   ARVADA                  CO           80002       SFD       8.500         8.230        $2,577.44     240          1-May-16
4528519   CASTLE ROCK             CO           80104       SFD       8.125         7.855        $1,609.74     360          1-May-26
4528579   IJAMSVILLE              MD           21754       SFD       7.750         7.480        $1,128.35     360          1-Jun-26
4529041   HOLLYWOOD               FL           33021       SFD       8.250         7.980        $1,923.25     360          1-Jun-26
4529895   FALLS CHURCH            VA           22046       SFD       8.250         7.980        $2,043.45     360          1-Jun-26



(i)       (ix)                (x)        (xi)      (xii)     (xiii)       (xiv)         (xv)
- -----     -----------       ------     ---------  ------------------     -----------   -----------
          CUT-OFF
MORTGAGE  DATE                                    MORTGAGE               T.O.P.        MASTER
LOAN      PRINCIPAL                               INSURANCE SERVICE      MORTGAGE      SERVICE
NUMBER    BALANCE           LTV        SUBSIDY    CODE      FEE          LOAN          FEE
- --------  -----------       ------     ---------  ------------------     -----------   -----------

3562182     $148,660.98      89.97               99        0.250                      0.020
3563040     $646,430.98      70.00                         0.250                      0.020
3565241     $116,483.36      80.00                         0.250                      0.020
3568278     $224,456.99      66.36                         0.250                      0.020
3568957      $93,666.03      90.00               99        0.250                      0.020
3570187     $317,115.96      73.95                         0.250                      0.020
3574193     $107,500.70      75.00                         0.250                      0.020
3582062      $79,389.35      66.69                         0.250                      0.020
3585551     $549,221.12      73.33                         0.250                      0.020
3586214      $66,856.19      74.97                         0.250                      0.020
3587305     $251,867.32      80.00                         0.250                      0.020
3588612     $288,800.00      79.99                         0.250                      0.020
3594486     $142,162.73      80.00                         0.250                      0.020
3595042     $208,096.71      95.00               33        0.250                      0.020
3596080     $234,011.15      80.00                         0.250                      0.020
3596457     $448,524.73      79.65                         0.250                      0.020
3596470     $112,029.60      74.73                         0.250                      0.020
3599515     $337,479.27      67.64                         0.250                      0.020
3601238     $344,159.45      79.31                         0.250                      0.020
3601428     $165,109.98      80.00                         0.250                      0.020
4447336      $67,656.08      80.00                         0.250                      0.020
4447567     $244,662.02      73.99                         0.250                      0.020
4448206     $202,823.19      73.87                         0.250                      0.020
4450327     $125,276.11      55.78                         0.250                      0.020
4450376     $246,287.53      76.31                         0.250                      0.020
4450761      $55,125.67      78.97                         0.250                      0.020
4451648     $389,196.36      75.92                         0.250                      0.020
4452039      $78,078.86      74.98                         0.250                      0.020
4452449      $97,534.88      69.86                         0.250                      0.020
4452855     $198,642.87      68.97                         0.250                      0.020
4454966     $226,464.92      78.62                         0.250                      0.020
4455001     $357,636.65      80.00                         0.250                      0.020
4456267     $301,844.91      79.82                         0.250                      0.020
4456572      $69,040.80      80.00                         0.250                      0.020
4457396      $79,062.29      70.71                         0.250                      0.020
4458727     $434,414.29      79.82                         0.250                      0.020
4459493     $178,016.11      79.33                         0.250                      0.020
4459786     $346,691.99      90.00               13        0.250                      0.020
4459837     $155,040.04      80.00                         0.250                      0.020
4460723      $79,331.56      61.92                         0.250                      0.020
4461107     $365,057.08      80.00                         0.250                      0.020
4462035     $123,748.72      80.00                         0.250                      0.020
4462322     $328,967.58      67.44                         0.250                      0.020
4462848     $282,426.52      81.32               99        0.250                      0.020
4463337     $154,253.49      80.00                         0.250                      0.020
4464032     $143,251.55      80.00                         0.250                      0.020
4464525     $162,582.82      75.00                         0.250                      0.020
4464876     $297,282.42      89.98               99        0.250                      0.020
4465009     $162,865.66      74.99                         0.250                      0.020
4465354      $88,361.07      75.74                         0.250                      0.020
4466581     $179,661.98      70.45                         0.250                      0.020
4467054      $82,219.91      74.98                         0.250                      0.020
4467311      $67,504.51      80.00                         0.250                      0.020
4467315     $226,269.90      80.00                         0.250                      0.020
4467358      $74,872.94      54.07                         0.250                      0.020
4467777     $248,637.24      80.00                         0.250                      0.020
4468657     $251,477.77      77.24                         0.250                      0.020
4468701     $217,362.70      95.00               33        0.250                      0.020
4468974     $159,267.44      80.00                         0.250                      0.020
4470026     $289,180.99      75.00                         0.250                      0.020
4470187     $136,162.84      79.95                         0.250                      0.020
4470567     $297,803.17      94.73               33        0.250                      0.020
4470944     $298,650.00      79.99                         0.250                      0.020
4471279     $129,427.39      63.17                         0.250                      0.020
4471397     $219,703.77      73.27                         0.250                      0.020
4472143     $151,815.18      77.95                         0.250                      0.020
4472213     $249,467.20      76.65                         0.250                      0.020
4472332     $384,760.70      79.38                         0.250                      0.020
4472754     $260,095.38      90.00               99        0.250                      0.020
4472955      $77,612.42      35.62                         0.250                      0.020
4473256      $72,198.90      77.80                         0.250                      0.020
4473553     $279,326.27      87.62               33        0.250                      0.020
4473582     $183,103.40      79.99                         0.250                      0.020
4473586      $90,559.21      58.71                         0.250                      0.020
4473665     $268,594.69      90.00               99        0.250                      0.020
4474261     $260,826.14      80.00                         0.250                      0.020
4474614     $234,548.63      94.98               33        0.250                      0.020
4475569     $100,724.55      79.93                         0.250                      0.020
4475888     $275,007.46      95.00               33        0.250                      0.020
4475924     $115,423.68      80.00                         0.250                      0.020
4476069     $109,803.77      72.18                         0.250                      0.020
4477970     $243,989.05      89.98               11        0.250                      0.020
4478435     $215,730.87      95.00               33        0.250                      0.020
4478518     $304,000.00      80.00                         0.250                      0.020
4478782     $299,012.80      94.34               99        0.250                      0.020
4478817      $64,871.60      27.43                         0.250                      0.020
4479155     $448,897.88      69.23                         0.250                      0.020
4479237     $249,215.58      49.02                         0.250                      0.020
4479995     $254,560.81      79.18                         0.250                      0.020
4480037     $239,830.61      76.05                         0.250                      0.020
4480063     $246,062.61      95.00               99        0.250                      0.020
4480484      $82,414.13      75.00                         0.250                      0.020
4480540     $149,350.16      80.00                         0.250                      0.020
4480600     $205,494.75      80.00                         0.250                      0.020
4481204     $471,043.55      80.00                         0.250                      0.020
4481349     $300,340.60      78.70                         0.250                      0.020
4481350     $384,594.56      79.84                         0.250                      0.020
4481470     $228,511.96      79.87                         0.250                      0.020
4481601     $223,937.55      70.64                         0.250                      0.020
4481614     $280,657.98      75.00                         0.250                      0.020
4481684     $328,533.79      63.46                         0.250                      0.020
4481722      $78,744.64      28.31                         0.250                      0.020
4482272     $297,364.93      67.73                         0.250                      0.020
4482625     $100,565.30      76.52                         0.250                      0.020
4482951     $149,572.41      62.76                         0.250                      0.020
4482974     $236,621.29      95.00               33        0.250                      0.020
4483271     $251,235.85      77.48                         0.250                      0.020
4483488     $299,327.87      59.41                         0.250                      0.020
4483721     $265,038.39      75.00                         0.250                      0.020
4483744     $250,659.47      95.00               33        0.250                      0.020
4484030     $220,317.51      80.00                         0.250                      0.020
4484042     $174,291.90      78.83                         0.250                      0.020
4484143     $233,803.67      95.00               33        0.250                      0.020
4484159     $212,770.48      95.00               99        0.250                      0.020
4484164     $298,170.68      95.00               33        0.250                      0.020
4484251      $89,948.21      37.04                         0.250                      0.020
4484382     $280,131.18      89.97               99        0.250                      0.020
4484463     $253,571.25      77.50                         0.250                      0.020
4484644     $320,961.09      54.07                         0.250                      0.020
4485569     $224,358.61      69.23                         0.250                      0.020
4485689     $322,565.11      78.78                         0.250                      0.020
4485762     $249,598.97      80.00                         0.250                      0.020
4485824      $67,701.79      70.00                         0.250                      0.020
4485933     $318,971.88      74.16                         0.250                      0.020
4486193     $107,881.58      80.00                         0.250                      0.020
4486969     $211,185.42      90.00               99        0.250                      0.020
4487011     $345,647.33      40.72                         0.250                      0.020
4487097     $239,462.30      75.00                         0.250                      0.020
4487828     $274,600.65      76.39                         0.250                      0.020
4488372     $235,195.55      95.00               33        0.250                      0.020
4488604     $109,526.41      73.33                         0.250                      0.020
4488822     $217,691.58      95.00               33        0.250                      0.020
4488898     $220,011.87      94.99               33        0.250                      0.020
4489060     $257,288.55      95.00               33        0.250                      0.020
4489086     $313,778.38      80.00                         0.250                      0.020
4489335     $436,748.58      79.89                         0.250                      0.020
4489905     $121,809.07      75.00                         0.250                      0.020
4489916     $353,245.60      76.13                         0.250                      0.020
4489931     $124,873.61      78.38                         0.250                      0.020
4490076     $262,838.14      95.00               99        0.250                      0.020
4490219      $99,648.39      76.92                         0.250                      0.020
4490260     $289,562.42      63.85                         0.250                      0.020
4490353     $149,468.59      62.50                         0.250                      0.020
4490434     $339,449.85      80.00                         0.250                      0.020
4490475     $199,624.45      80.00                         0.250                      0.020
4490477     $223,227.73      95.00               33        0.250                      0.020
4490578     $249,480.45      78.13                         0.250                      0.020
4490720     $399,374.03      77.67                         0.250                      0.020
4490741     $135,496.78      80.00                         0.250                      0.020
4490873      $67,585.87      74.97                         0.250                      0.020
4490879     $341,560.25      82.65               99        0.250                      0.020
4490919     $243,463.82      80.00                         0.250                      0.020
4490990     $367,154.76      68.79                         0.250                      0.020
4491116     $298,532.09      79.95                         0.250                      0.020
4491159     $238,792.10      60.38                         0.250                      0.020
4491330     $331,310.02      83.00               99        0.250                      0.020
4491351     $357,716.60      62.35                         0.250                      0.020
4492040     $234,460.24      88.68               33        0.250                      0.020
4492055     $259,825.54      80.00                         0.250                      0.020
4492479     $175,293.78      80.00                         0.250                      0.020
4492527     $346,404.17      66.57                         0.250                      0.020
4492624     $356,150.29      72.85                         0.250                      0.020
4492992     $357,720.72      79.91                         0.250                      0.020
4493041      $74,904.03      46.30                         0.250                      0.020
4493081     $256,422.28      80.00                         0.250                      0.020
4493312     $298,391.89      89.40               99        0.250                      0.020
4493338     $244,167.03      70.00                         0.250                      0.020
4493556     $246,998.46      76.15                         0.250                      0.020
4493572     $118,823.76      79.93                         0.250                      0.020
4493669     $307,238.15      80.00                         0.250                      0.020
4493738     $182,148.12      80.00                         0.250                      0.020
4493927     $157,357.52      74.99                         0.250                      0.020
4494205     $291,481.66      79.99                         0.250                      0.020
4494239     $179,316.88      73.47                         0.250                      0.020
4494357     $390,549.69      80.00                         0.250                      0.020
4494378     $231,726.79      90.00               99        0.250                      0.020
4494425      $66,846.09      69.43                         0.250                      0.020
4494483     $129,829.34      38.81                         0.250                      0.020
4494790     $232,012.10      95.00               99        0.250                      0.020
4494954     $302,136.25      87.32               13        0.250                      0.020
4495013     $293,562.24      41.12                         0.250                      0.020
4495051     $141,433.13      80.00                         0.250                      0.020
4495074      $55,356.98      75.00                         0.250                      0.020
4495099     $123,519.38      79.99                         0.250                      0.020
4495125     $111,755.26      80.00                         0.250                      0.020
4495266     $297,419.25      60.10                         0.250                      0.020
4495360     $286,807.42      79.94                         0.250                      0.020
4495372     $269,395.10      75.00                         0.250                      0.020
4495481     $119,915.30      79.11                         0.250                      0.020
4495589     $497,432.60      80.00                         0.250                      0.020
4495630     $111,935.57      70.00                         0.250                      0.020
4495631      $89,826.65      69.23                         0.250                      0.020
4495721     $135,093.45      83.01               99        0.250                      0.020
4495858     $310,856.47      62.40                         0.250                      0.020
4495870     $370,515.01      71.54                         0.250                      0.020
4495891     $222,088.70      57.08                         0.250                      0.020
4495900     $161,278.33      75.00                         0.250                      0.020
4495937     $380,167.45      74.71                         0.250                      0.020
4496064     $313,790.74      54.29                         0.250                      0.020
4496073     $366,341.81      45.94                         0.250                      0.020
4496197     $246,632.22      80.00                         0.250                      0.020
4496248     $429,421.03      70.49                         0.250                      0.020
4496306     $312,802.36      61.83                         0.250                      0.020
4496307     $246,641.30      87.59               99        0.250                      0.020
4496349     $228,224.60      75.00                         0.250                      0.020
4496387     $370,000.00      68.52                         0.250                      0.020
4496417     $349,002.26      67.79                         0.250                      0.020
4496450     $279,547.70      72.05                         0.250                      0.020
4496521     $211,299.62      80.00                         0.250                      0.020
4496730     $216,891.45      94.99               01        0.250                      0.020
4496819     $293,218.05      95.00               33        0.250                      0.020
4496908     $251,113.50      76.15                         0.250                      0.020
4496977     $107,406.08      60.42                         0.250                      0.020
4497002      $59,085.26      75.00                         0.250                      0.020
4497009     $278,405.39      90.00               99        0.250                      0.020
4497025     $149,911.44      70.48                         0.250                      0.020
4497100     $318,600.09      80.00                         0.250                      0.020
4497138     $377,710.53      89.99               13        0.250                      0.020
4497270     $261,866.47      75.00                         0.250                      0.020
4497485      $76,607.03      80.00                         0.250                      0.020
4497547     $212,522.79      78.02                         0.250                      0.020
4497559     $184,338.68      78.72                         0.250                      0.020
4497642     $431,079.35      77.14                         0.250                      0.020
4497643     $305,314.43      78.46                         0.250                      0.020
4497655     $255,953.37      90.00               99        0.250                      0.020
4497791     $523,732.98      54.12                         0.250                      0.020
4497835     $373,467.41      80.00                         0.250                      0.020
4497955     $340,624.06      54.24                         0.250                      0.020
4498037     $407,039.38      74.18                         0.250                      0.020
4498193     $263,330.78      80.00                         0.250                      0.020
4498204     $286,422.68      80.00                         0.250                      0.020
4498342      $83,838.18      80.00                         0.250                      0.020
4498347     $289,350.26      64.44                         0.250                      0.020
4498366     $329,620.64      54.11                         0.250                      0.020
4498393     $255,910.85      90.00               33        0.250                      0.020
4498545     $356,954.26      79.44                         0.250                      0.020
4498650     $343,229.30      52.92                         0.250                      0.020
4498681     $141,768.53      57.54                         0.250                      0.020
4498760     $219,507.09      81.48               99        0.250                      0.020
4498768     $227,489.19      80.00                         0.250                      0.020
4498894     $337,290.22      90.00               99        0.250                      0.020
4498941     $228,699.83      90.00               01        0.250                      0.020
4499025     $103,823.77      80.00                         0.250                      0.020
4499044     $234,473.49      74.60                         0.250                      0.020
4499116     $223,345.29      80.00                         0.250                      0.020
4499299      $74,855.55      55.56                         0.250                      0.020
4499337     $233,449.04      74.52                         0.250                      0.020
4499349     $419,269.78      69.88                         0.250                      0.020
4499422     $286,693.12      76.72                         0.250                      0.020
4499546     $202,497.88      51.39                         0.250                      0.020
4499556     $277,659.02      64.06                         0.250                      0.020
4499587     $553,008.25      74.90                         0.250                      0.020
4499648     $399,744.93      80.00                         0.250                      0.020
4499767     $269,139.50      89.97               99        0.250                      0.020
4499772     $349,339.21      77.78                         0.250                      0.020
4499848     $294,238.81      79.65                         0.250                      0.020
4499856     $237,991.72      90.00               99        0.250                      0.020
4499859     $235,621.42      76.13                         0.250                      0.020
4499918     $525,609.63      65.34                         0.250                      0.020
4499983     $454,171.49      65.94                         0.250                      0.020
4500145     $275,221.32      78.83                         0.250                      0.020
4500162     $323,037.62      77.10                         0.250                      0.020
4500173     $249,627.76      54.95                         0.250                      0.020
4500206      $71,761.30      80.00                         0.250                      0.020
4500250     $263,643.07      57.45                         0.250                      0.020
4500304     $439,689.45      62.86                         0.250                      0.020
4500316     $243,399.79      77.90                         0.250                      0.020
4500324     $324,373.99      62.50                         0.250                      0.020
4500396     $300,541.83      84.13               99        0.250                      0.020
4500419     $394,990.67      79.18                         0.250                      0.020
4500431     $309,235.50      55.36                         0.250                      0.020
4500435     $290,521.53      76.38                         0.250                      0.020
4500461     $359,726.06      90.00               99        0.250                      0.020
4500496      $87,028.81      78.60                         0.250                      0.020
4500554     $359,152.38      68.57                         0.250                      0.020
4500583     $128,661.08      79.75                         0.250                      0.020
4500731     $223,191.19      84.53               99        0.250                      0.020
4500789     $255,426.46      80.00                         0.250                      0.020
4500811     $268,076.67      79.73                         0.250                      0.020
4500850     $279,583.08      80.00                         0.250                      0.020
4500860     $428,762.93      75.00                         0.250                      0.020
4500893     $436,992.82      69.53                         0.250                      0.020
4500924     $276,164.24      83.88   GD 4YR      99        0.250                      G0.020
4501041     $349,375.60      89.97               99        0.250                      0.020
4501115     $363,683.37      76.74                         0.250                      0.020
4501120     $291,723.18      70.00                         0.250                      0.020
4501122     $350,217.77      89.99               01        0.250                      0.020
4501235     $349,215.13      60.34                         0.250                      0.020
4501241     $239,633.62      80.00                         0.250                      0.020
4501306     $241,743.47      69.23                         0.250                      0.020
4501350     $438,465.94      77.19                         0.250                      0.020
4501395     $359,131.19      78.26                         0.250                      0.020
4501408     $277,086.81      70.25                         0.250                      0.020
4501425     $287,354.76      80.00                         0.250                      0.020
4501492     $229,616.06      86.77               99        0.250                      0.020
4501503     $217,358.66      90.00               99        0.250                      0.020
4501517     $215,503.88      90.00               33        0.250                      0.020
4501559      $59,841.40      53.57                         0.250                      0.020
4501632     $268,891.85      89.90               06        0.250                      0.020
4501649     $244,490.85      85.96               17        0.250                      0.020
4501655     $219,990.34      94.99               12        0.250                      0.020
4501665     $513,638.73      69.59                         0.250                      0.020
4501686     $222,336.11      95.00               12        0.250                      0.020
4501697     $165,663.62      75.45                         0.250                      0.020
4501698     $336,250.27      87.40               99        0.250                      0.020
4501707     $295,429.85      79.78                         0.250                      0.020
4501738     $398,605.61      76.04                         0.250                      0.020
4501747     $246,138.81      95.00               12        0.250                      0.020
4501755     $369,230.44      94.76               01        0.250                      0.020
4501769     $391,099.64      80.00                         0.250                      0.020
4501805     $349,641.53      81.43               99        0.250                      0.020
4501808     $363,184.47      80.00                         0.250                      0.020
4501815      $39,710.83      72.36                         0.250                      0.020
4501841     $246,917.26      90.00               33        0.250                      0.020
4501842     $282,083.14      76.43                         0.250                      0.020
4501874     $240,432.56      77.74                         0.250                      0.020
4501957     $226,438.52      77.21                         0.250                      0.020
4501982     $268,953.88      70.00                         0.250                      0.020
4501998     $396,763.29      95.00               01        0.250                      0.020
4502001     $298,313.25      59.21                         0.250                      0.020
4502003     $213,952.62      90.00               99        0.250                      0.020
4502045     $336,743.87      75.00                         0.250                      0.020
4502110     $253,430.93      76.97                         0.250                      0.020
4502118     $272,549.27      74.79                         0.250                      0.020
4502122     $329,223.00      73.33                         0.250                      0.020
4502171     $252,433.17      76.20                         0.250                      0.020
4502173     $218,292.09      76.84                         0.250                      0.020
4502177     $226,844.45      90.00               17        0.250                      0.020
4502220     $523,763.90      75.00                         0.250                      0.020
4502278     $261,553.89      90.00               01        0.250                      0.020
4502286      $96,280.20      71.06                         0.250                      0.020
4502288     $342,932.27      80.00                         0.250                      0.020
4502305     $259,356.89      79.96                         0.250                      0.020
4502308     $220,253.85      78.86                         0.250                      0.020
4502337     $449,064.84      69.23                         0.250                      0.020
4502357     $419,288.38      80.00                         0.250                      0.020
4502369     $230,389.41      60.00                         0.250                      0.020
4502376     $104,787.21      65.63                         0.250                      0.020
4502384      $82,292.73      75.00                         0.250                      0.020
4502398     $260,450.41      87.02               33        0.250                      0.020
4502400      $69,810.22      40.30                         0.250                      0.020
4502462     $239,169.62      72.73                         0.250                      0.020
4502473     $432,978.15      60.78                         0.250                      0.020
4502478      $90,511.51      74.96                         0.250                      0.020
4502543     $415,044.52      80.00                         0.250                      0.020
4502564     $271,418.60      73.78                         0.250                      0.020
4502576     $263,443.52      67.71                         0.250                      0.020
4502611     $305,481.88      80.00                         0.250                      0.020
4502637     $167,483.94      80.00                         0.250                      0.020
4502650     $235,493.51      80.00                         0.250                      0.020
4502662     $343,149.11      80.00                         0.250                      0.020
4502679     $123,002.35      80.00                         0.250                      0.020
4502697      $71,767.22      80.00                         0.250                      0.020
4502735     $257,566.31      80.94               99        0.250                      0.020
4502752     $249,969.80      77.31                         0.250                      0.020
4502757     $434,025.41      75.00                         0.250                      0.020
4502818     $383,189.56      76.81                         0.250                      0.020
4502930     $390,600.00      90.00               99        0.250                      0.020
4502995     $498,538.60      75.19                         0.250                      0.020
4502997     $239,381.50      73.85                         0.250                      0.020
4503012     $374,760.88      75.00                         0.250                      0.020
4503032     $224,273.83      78.95                         0.250                      0.020
4503040     $155,707.05      80.00                         0.250                      0.020
4503060     $252,932.07      78.48                         0.250                      0.020
4503062      $86,276.82      79.99                         0.250                      0.020
4503064     $251,862.09      88.56               99        0.250                      0.020
4503066     $297,963.66      82.94               99        0.250                      0.020
4503091     $260,457.57      83.65               99        0.250                      0.020
4503150     $310,321.35      90.00               99        0.250                      0.020
4503179     $222,999.27      78.42                         0.250                      0.020
4503185     $288,918.13      80.00                         0.250                      0.020
4503201     $248,520.36      75.00                         0.250                      0.020
4503216     $122,721.76      79.99                         0.250                      0.020
4503222     $215,062.77      80.00                         0.250                      0.020
4503229     $468,601.24      67.04                         0.250                      0.020
4503232     $362,145.33      76.42                         0.250                      0.020
4503234     $293,903.74      90.00               33        0.250                      0.020
4503259     $409,034.65      68.33                         0.250                      0.020
4503287     $241,275.55      73.33                         0.250                      0.020
4503325     $263,462.23      63.95                         0.250                      0.020
4503362     $432,454.41      72.24                         0.250                      0.020
4503403     $326,847.53      81.90   GD 6YR      99        0.250                      G0.020
4503406     $110,865.04      79.99                         0.250                      0.020
4503408     $333,992.03      77.86                         0.250                      0.020
4503490     $253,387.01      61.95                         0.250                      0.020
4503559     $366,587.94      88.70               99        0.250                      0.020
4503599     $255,238.03      90.00               99        0.250                      0.020
4503668     $305,832.85      90.00               33        0.250                      0.020
4503716     $299,392.07      80.00                         0.250                      0.020
4503720     $548,705.05      53.92                         0.250                      0.020
4503721     $279,461.96      79.99                         0.250                      0.020
4503725     $269,636.45      84.38               33        0.250                      0.020
4503757     $155,667.53      80.00                         0.250                      0.020
4503820     $277,311.44      68.64                         0.250                      0.020
4503829     $349,438.55      64.81                         0.250                      0.020
4503884     $228,397.46      75.07                         0.250                      0.020
4503895     $213,009.61      79.07                         0.250                      0.020
4503910     $210,478.09      65.94                         0.250                      0.020
4503913     $291,295.30      67.91                         0.250                      0.020
4503975     $227,449.76      71.70                         0.250                      0.020
4503983     $269,348.37      73.97                         0.250                      0.020
4503987     $213,720.11      79.33                         0.250                      0.020
4504015     $309,116.31      38.75                         0.250                      0.020
4504061     $254,100.29      90.00               99        0.250                      0.020
4504088     $314,250.80      75.60                         0.250                      0.020
4504104     $244,237.72      90.00               33        0.250                      0.020
4504113     $223,534.48      89.96               99        0.250                      0.020
4504142     $265,133.36      90.00               33        0.250                      0.020
4504184     $478,924.61      78.05                         0.250                      0.020
4504198     $341,378.08      76.83                         0.250                      0.020
4504200     $228,214.06      69.97                         0.250                      0.020
4504208     $422,697.52      80.00                         0.250                      0.020
4504216     $318,768.94      80.00                         0.250                      0.020
4504220     $392,454.98      71.82                         0.250                      0.020
4504271     $228,134.31      78.86                         0.250                      0.020
4504282      $94,473.76      80.00                         0.250                      0.020
4504284     $389,342.82      55.71                         0.250                      0.020
4504285     $260,860.59      70.68                         0.250                      0.020
4504288     $467,430.95      80.00                         0.250                      0.020
4504295     $262,894.78      85.00               99        0.250                      0.020
4504307     $408,511.74      44.27                         0.250                      0.020
4504308     $374,138.67      78.95                         0.250                      0.020
4504323     $199,457.83      40.82                         0.250                      0.020
4504332     $234,063.19      62.83                         0.250                      0.020
4504354     $242,862.47      79.82                         0.250                      0.020
4504368     $311,247.02      80.00                         0.250                      0.020
4504391     $260,884.28      52.83                         0.250                      0.020
4504398     $248,743.68      63.23                         0.250                      0.020
4504464     $267,399.57      86.45               99        0.250                      0.020
4504466     $390,099.62      73.26                         0.250                      0.020
4504484     $494,709.31      79.99                         0.250                      0.020
4504513     $255,041.46      80.00                         0.250                      0.020
4504532     $233,462.54      90.00               33        0.250                      0.020
4504541     $174,066.32      76.52                         0.250                      0.020
4504543     $350,512.17      79.10                         0.250                      0.020
4504550     $220,504.85      76.21                         0.250                      0.020
4504573     $283,373.83      76.00                         0.250                      0.020
4504593     $266,546.33      78.76                         0.250                      0.020
4504606     $235,166.48      87.22               99        0.250                      0.020
4504616     $345,484.82      44.65                         0.250                      0.020
4504632     $248,428.07      67.30                         0.250                      0.020
4504644     $312,045.08      80.00                         0.250                      0.020
4504646     $276,663.07      75.56                         0.250                      0.020
4504648     $127,814.09      61.99                         0.250                      0.020
4504664     $215,494.59      79.96                         0.250                      0.020
4504667     $215,352.73      80.00                         0.250                      0.020
4504695     $272,856.04      76.63                         0.250                      0.020
4504733     $226,923.65      43.71                         0.250                      0.020
4504747     $332,871.04      79.99   GD 3YR                0.250                      G0.020
4504748     $214,979.91      79.81                         0.250                      0.020
4504751     $281,319.33      70.50                         0.250                      0.020
4504755     $275,967.39      83.79               99        0.250                      0.020
4504766     $241,176.40      89.89               99        0.250                      0.020
4504786     $255,031.83      85.67               99        0.250                      0.020
4504802     $420,341.16      52.63                         0.250                      0.020
4504806     $234,362.40      75.00                         0.250                      0.020
4504817     $238,041.10      79.47                         0.250                      0.020
4504870      $79,659.83      79.88                         0.250                      0.020
4504878     $479,248.84      79.93                         0.250                      0.020
4504901     $307,326.96      70.00                         0.250                      0.020
4504909     $459,797.04      78.72                         0.250                      0.020
4504947     $114,729.21      46.94                         0.250                      0.020
4504969     $300,528.94      76.20                         0.250                      0.020
4504975     $649,124.82      60.92                         0.250                      0.020
4505002     $227,668.91      80.00                         0.250                      0.020
4505009     $247,245.31      80.00                         0.250                      0.020
4505015     $366,775.13      79.86                         0.250                      0.020
4505018     $261,881.94      75.00                         0.250                      0.020
4505020     $238,925.51      62.97                         0.250                      0.020
4505031     $279,312.22      74.60                         0.250                      0.020
4505039     $270,361.93      65.30                         0.250                      0.020
4505053     $228,799.24      72.73                         0.250                      0.020
4505059     $647,926.56      59.09                         0.250                      0.020
4505097     $253,349.40      95.00               99        0.250                      0.020
4505146     $233,412.11      90.00               06        0.250                      0.020
4505157     $246,403.89      79.94                         0.250                      0.020
4505159     $260,355.72      89.99               13        0.250                      0.020
4505175     $278,489.34      90.00               06        0.250                      0.020
4505214     $129,779.74      63.11                         0.250                      0.020
4505218     $347,481.85      55.68                         0.250                      0.020
4505227     $108,624.40      75.00                         0.250                      0.020
4505232     $312,743.51      82.63               99        0.250                      0.020
4505268     $350,193.82      79.77                         0.250                      0.020
4505275     $259,737.01      74.39                         0.250                      0.020
4505282     $498,678.36      65.79                         0.250                      0.020
4505311     $264,633.94      80.00                         0.250                      0.020
4505344     $215,368.66      79.70                         0.250                      0.020
4505372     $233,449.04      90.00               33        0.250                      0.020
4505397     $239,103.48      76.19                         0.250                      0.020
4505399     $324,797.99      58.04                         0.250                      0.020
4505422     $278,534.57      76.90                         0.250                      0.020
4505445     $263,616.63      80.00                         0.250                      0.020
4505476     $220,811.51      90.00               99        0.250                      0.020
4505488     $499,672.93      79.49                         0.250                      0.020
4505503     $265,657.31      62.22                         0.250                      0.020
4505506     $269,127.23      69.23                         0.250                      0.020
4505508     $275,107.81      78.86                         0.250                      0.020
4505516      $93,906.44      81.78               99        0.250                      0.020
4505520     $327,523.69      80.00                         0.250                      0.020
4505544     $292,435.53      79.59                         0.250                      0.020
4505545     $223,568.53      70.00                         0.250                      0.020
4505554     $134,546.25      72.98                         0.250                      0.020
4505559     $253,371.86      95.00               99        0.250                      0.020
4505575     $237,106.22      80.00                         0.250                      0.020
4505576     $211,857.50      80.00                         0.250                      0.020
4505584     $270,426.05      80.00                         0.250                      0.020
4505609     $239,715.58      80.00                         0.250                      0.020
4505611     $559,123.64      36.72                         0.250                      0.020
4505645      $81,837.99      80.00                         0.250                      0.020
4505663     $496,921.13      76.92                         0.250                      0.020
4505666     $194,644.91      74.98                         0.250                      0.020
4505674     $136,509.74      58.68                         0.250                      0.020
4505677     $215,730.54      88.16               99        0.250                      0.020
4505710     $458,281.71      78.46                         0.250                      0.020
4505737     $277,628.37      78.39                         0.250                      0.020
4505747     $230,853.23      89.35               13        0.250                      0.020
4505781     $297,000.00      90.00               99        0.250                      0.020
4505784     $269,364.29      69.23                         0.250                      0.020
4505816     $248,214.19      74.94                         0.250                      0.020
4505826     $290,845.39      80.00                         0.250                      0.020
4505851     $233,775.08      83.68               99        0.250                      0.020
4505856     $156,923.44      79.99                         0.250                      0.020
4505874     $267,580.59      80.00                         0.250                      0.020
4505882     $126,262.44      60.38                         0.250                      0.020
4505905     $147,820.06      80.00                         0.250                      0.020
4505938     $263,504.25      80.00                         0.250                      0.020
4505950     $295,558.01      90.00               99        0.250                      0.020
4505974     $429,065.02      63.15                         0.250                      0.020
4506013     $367,937.48      52.64                         0.250                      0.020
4506054     $283,347.70      76.76                         0.250                      0.020
4506095     $386,504.74      90.00               99        0.250                      0.020
4506106     $129,403.89      70.00                         0.250                      0.020
4506109     $488,874.56      79.29                         0.250                      0.020
4506161     $364,495.95      86.90               99        0.250                      0.020
4506163     $299,310.95      57.14                         0.250                      0.020
4506211     $409,358.37      77.36   GD 6YR                0.250                      G0.020
4506316     $349,491.75      70.00                         0.250                      0.020
4506334     $596,154.54      72.36                         0.250                      0.020
4506340     $376,410.02      79.70                         0.250                      0.020
4506382     $114,381.72      74.19                         0.250                      0.020
4506452     $534,936.69      75.00                         0.250                      0.020
4506465     $265,194.54      80.00                         0.250                      0.020
4506469     $256,108.44      56.37                         0.250                      0.020
4506513     $323,517.58      80.00                         0.250                      0.020
4506532     $477,183.72      76.06                         0.250                      0.020
4506533     $245,633.72      43.16                         0.250                      0.020
4506602     $218,068.29      95.00               99        0.250                      0.020
4506609     $515,597.38      64.58                         0.250                      0.020
4506654     $140,941.55      80.00                         0.250                      0.020
4506657     $232,437.68      89.62               99        0.250                      0.020
4506665     $249,082.02      42.37                         0.250                      0.020
4506682     $407,746.40      80.00                         0.250                      0.020
4506686      $19,957.36      47.62                         0.250                      0.020
4506688     $323,080.90      79.90                         0.250                      0.020
4506691     $369,107.07      74.00                         0.250                      0.020
4506726     $295,320.14      74.04                         0.250                      0.020
4506732      $94,755.16      58.28                         0.250                      0.020
4506734     $276,577.14      83.43               99        0.250                      0.020
4506772     $109,740.98      66.29                         0.250                      0.020
4506776     $452,405.54      75.58                         0.250                      0.020
4506778     $278,851.96      71.43                         0.250                      0.020
4506779     $239,834.83      80.00                         0.250                      0.020
4506793     $248,133.20      84.27               99        0.250                      0.020
4506816     $273,769.62      90.00               33        0.250                      0.020
4506826     $226,851.20      69.33                         0.250                      0.020
4506839     $349,733.67      68.63                         0.250                      0.020
4506848     $199,517.33      61.54                         0.250                      0.020
4506850     $104,673.02      80.00                         0.250                      0.020
4506854     $103,041.13      71.13                         0.250                      0.020
4506855     $254,628.25      80.00                         0.250                      0.020
4506924     $249,411.36      80.00                         0.250                      0.020
4506972     $259,160.88      80.00                         0.250                      0.020
4506975     $498,822.75      76.92                         0.250                      0.020
4506976     $229,600.09      79.31                         0.250                      0.020
4506991     $259,567.84      78.92                         0.250                      0.020
4506995     $398,887.99      79.52                         0.250                      0.020
4506997     $130,155.06      75.00                         0.250                      0.020
4507009     $339,477.94      90.00               99        0.250                      0.020
4507015     $307,825.41      72.69                         0.250                      0.020
4507018     $316,153.86      38.18                         0.250                      0.020
4507036     $302,898.05      76.00                         0.250                      0.020
4507044     $304,684.27      78.66                         0.250                      0.020
4507065     $232,936.47      50.22                         0.250                      0.020
4507103     $251,391.81      80.00                         0.250                      0.020
4507109     $341,987.79      88.32               06        0.250                      0.020
4507215     $287,338.50      78.90                         0.250                      0.020
4507246     $226,005.05      84.20               99        0.250                      0.020
4507271     $267,428.85      76.57                         0.250                      0.020
4507275      $76,835.90      70.00                         0.250                      0.020
4507277     $257,392.53      79.14                         0.250                      0.020
4507302     $273,121.22      75.00                         0.250                      0.020
4507359     $267,497.77      78.36                         0.250                      0.020
4507377     $296,568.71      90.00               11        0.250                      0.020
4507384     $327,265.14      89.86               17        0.250                      0.020
4507407     $151,577.42      80.00                         0.250                      0.020
4507415     $498,386.31      46.30                         0.250                      0.020
4507418     $373,848.02      64.10                         0.250                      0.020
4507455     $286,395.38      90.00               33        0.250                      0.020
4507474     $215,503.88      80.00                         0.250                      0.020
4507500     $227,476.32      59.22                         0.250                      0.020
4507507     $227,659.04      81.43               99        0.250                      0.020
4507510     $158,667.74      80.00                         0.250                      0.020
4507521     $264,938.86      75.90                         0.250                      0.020
4507525     $334,249.47      79.76                         0.250                      0.020
4507548     $213,577.18      87.35               99        0.250                      0.020
4507553     $339,530.48      80.00                         0.250                      0.020
4507555     $295,548.15      74.00                         0.250                      0.020
4507560     $404,366.21      54.00                         0.250                      0.020
4507561     $350,892.19      79.93                         0.250                      0.020
4507562     $214,541.81      87.76               06        0.250                      0.020
4507568     $227,751.78      52.08                         0.250                      0.020
4507572     $379,419.92      48.10                         0.250                      0.020
4507575     $269,332.16      46.55                         0.250                      0.020
4507576     $260,348.97      79.00                         0.250                      0.020
4507594     $279,403.28      66.67                         0.250                      0.020
4507609     $519,023.58      80.00                         0.250                      0.020
4507612     $114,833.01      41.82                         0.250                      0.020
4507649     $309,493.50      87.65               33        0.250                      0.020
4507650     $283,521.44      80.00                         0.250                      0.020
4507657     $239,633.62      78.69                         0.250                      0.020
4507662     $294,645.68      90.00               99        0.250                      0.020
4507664      $89,649.70      80.00                         0.250                      0.020
4507677     $277,660.79      53.01                         0.250                      0.020
4507684     $351,690.38      75.00                         0.250                      0.020
4507691     $221,044.83      75.05                         0.250                      0.020
4507766     $355,442.89      80.00                         0.250                      0.020
4507794     $251,726.90      80.00                         0.250                      0.020
4507800     $263,126.84      85.00               99        0.250                      0.020
4507817     $129,801.55      59.09                         0.250                      0.020
4507836     $283,607.82      80.00                         0.250                      0.020
4507850     $236,779.36      72.19                         0.250                      0.020
4507881     $434,497.63      75.00                         0.250                      0.020
4507905     $252,532.64      74.56   GD 2YR                0.250                      G0.020
4507909     $245,071.62      72.89   GD 4YR                0.250                      G0.020
4507925     $350,014.86      90.00               99        0.250                      0.020
4507927     $374,220.69      68.18                         0.250                      0.020
4507941     $463,878.45      75.00                         0.250                      0.020
4507958     $400,187.57      57.21                         0.250                      0.020
4507997     $274,336.32       9.17                         0.250                      0.020
4508004      $70,130.67      65.00                         0.250                      0.020
4508008     $183,627.14      80.00                         0.250                      0.020
4508009     $235,908.86      86.11               33        0.250                      0.020
4508012     $146,022.73      80.00                         0.250                      0.020
4508031     $327,631.70      90.00               99        0.250                      0.020
4508065     $492,860.31      79.99                         0.250                      0.020
4508067     $409,724.78      76.38                         0.250                      0.020
4508123     $255,609.21      80.00                         0.250                      0.020
4508125     $309,355.76      54.87                         0.250                      0.020
4508167     $341,561.42      80.00                         0.250                      0.020
4508211     $330,857.07      59.19                         0.250                      0.020
4508240     $498,986.79      77.16                         0.250                      0.020
4508290     $282,823.80      66.71                         0.250                      0.020
4508319     $216,224.28      89.99               12        0.250                      0.020
4508327     $374,437.38      90.00               99        0.250                      0.020
4508343     $213,932.79      90.00               99        0.250                      0.020
4508354     $272,683.10      75.86                         0.250                      0.020
4508361     $250,398.51      94.99               12        0.250                      0.020
4508374     $259,181.31      80.00                         0.250                      0.020
4508399     $174,176.82      80.00                         0.250                      0.020
4508404     $307,436.24      80.00                         0.250                      0.020
4508405     $398,859.75      80.00                         0.250                      0.020
4508472     $449,329.97      59.60                         0.250                      0.020
4508488     $230,332.87      80.00                         0.250                      0.020
4508499     $390,112.46      80.00                         0.250                      0.020
4508503     $374,305.66      90.00               33        0.250                      0.020
4508516     $178,572.71      79.98                         0.250                      0.020
4508519      $69,805.40      56.68                         0.250                      0.020
4508534     $262,410.76      74.72                         0.250                      0.020
4508549     $224,867.16      45.92                         0.250                      0.020
4508557      $78,576.90      80.00                         0.250                      0.020
4508565     $257,563.64      60.73                         0.250                      0.020
4508576     $264,874.88      90.00               12        0.250                      0.020
4508584     $251,544.61      71.73                         0.250                      0.020
4508589     $364,010.49      47.10                         0.250                      0.020
4508592     $298,109.25      89.99               06        0.250                      0.020
4508593     $442,340.39      54.69                         0.250                      0.020
4508597     $150,923.25      80.00                         0.250                      0.020
4508603     $447,757.99      74.83                         0.250                      0.020
4508618     $355,681.17      74.27                         0.250                      0.020
4508628     $271,476.07      85.00               11        0.250                      0.020
4508687     $253,728.07      63.32                         0.250                      0.020
4508711     $183,300.52      80.00                         0.250                      0.020
4508754      $51,770.16      36.24                         0.250                      0.020
4508788     $291,437.55      78.92                         0.250                      0.020
4508812     $308,696.33      89.87               99        0.250                      0.020
4508820     $252,500.13      79.99                         0.250                      0.020
4508867     $494,298.99      68.75                         0.250                      0.020
4508871     $449,698.05      65.03                         0.250                      0.020
4508880     $104,872.33      79.85                         0.250                      0.020
4508894     $256,472.57      88.01   GD 5YR      99        0.250                      G0.020
4508907     $429,504.21      57.31                         0.250                      0.020
4508909     $237,645.62      65.56                         0.250                      0.020
4508920     $273,611.97      80.00                         0.250                      0.020
4508923     $292,984.49      64.48                         0.250                      0.020
4508931     $365,777.78      78.05                         0.250                      0.020
4508944     $296,265.38      70.71                         0.250                      0.020
4508945     $234,812.41      74.64                         0.250                      0.020
4508946     $294,200.27      49.17                         0.250                      0.020
4508949     $235,407.04      80.00                         0.250                      0.020
4508968     $126,767.52      79.87                         0.250                      0.020
4508973     $225,486.52      90.00               99        0.250                      0.020
4508977     $243,636.69      80.00                         0.250                      0.020
4509014     $327,911.02      77.27                         0.250                      0.020
4509038     $390,998.99      90.00               99        0.250                      0.020
4509125     $239,729.90      80.00                         0.250                      0.020
4509128     $272,364.84      89.51               99        0.250                      0.020
4509138     $224,673.26      72.58                         0.250                      0.020
4509171     $307,782.62      80.00                         0.250                      0.020
4509174     $114,536.58      60.00                         0.250                      0.020
4509177     $265,762.68      75.00                         0.250                      0.020
4509191     $330,980.11      80.00                         0.250                      0.020
4509192     $151,635.90      79.99                         0.250                      0.020
4509221     $267,443.04      80.00                         0.250                      0.020
4509224     $252,500.13      73.33                         0.250                      0.020
4509235      $99,887.45      66.23                         0.250                      0.020
4509253     $537,437.81      71.76                         0.250                      0.020
4509273     $103,876.74      80.00                         0.250                      0.020
4509286     $233,462.54      73.13                         0.250                      0.020
4509290     $271,448.82      80.00                         0.250                      0.020
4509391     $237,872.91      74.47                         0.250                      0.020
4509402     $288,370.94      75.00                         0.250                      0.020
4509424     $128,525.53      80.00                         0.250                      0.020
4509450     $152,993.72      80.00                         0.250                      0.020
4509454     $249,542.40      76.92                         0.250                      0.020
4509455     $350,233.00      78.00                         0.250                      0.020
4509459      $74,906.47      70.01                         0.250                      0.020
4509502     $324,265.13      83.21               99        0.250                      0.020
4509524      $64,584.44      78.84                         0.250                      0.020
4509531     $282,578.63      66.59                         0.250                      0.020
4509554     $439,311.43      68.75                         0.250                      0.020
4509644     $157,521.29      75.00                         0.250                      0.020
4509646     $244,882.12      80.00                         0.250                      0.020
4509655      $49,903.67      68.97                         0.250                      0.020
4509714     $292,116.02      75.00                         0.250                      0.020
4509755      $61,403.75      75.00                         0.250                      0.020
4509761     $324,307.41      50.00                         0.250                      0.020
4509768     $279,240.90      80.00                         0.250                      0.020
4509806     $274,034.90      90.00               99        0.250                      0.020
4509900     $217,546.74      76.49                         0.250                      0.020
4509914      $79,457.74      80.00                         0.250                      0.020
4509919     $299,518.76      78.95                         0.250                      0.020
4509923     $136,574.12      79.58                         0.250                      0.020
4509924     $221,340.46      75.90                         0.250                      0.020
4509930     $115,876.05      80.00                         0.250                      0.020
4509939     $242,469.01      90.00               33        0.250                      0.020
4509945     $235,420.72      76.74                         0.250                      0.020
4509987     $234,808.52      85.51               33        0.250                      0.020
4509989     $329,314.19      75.00                         0.250                      0.020
4509995     $235,994.55      81.53               99        0.250                      0.020
4509997     $238,323.00      78.71                         0.250                      0.020
4510039     $210,193.53      79.47                         0.250                      0.020
4510124     $374,495.08      67.57                         0.250                      0.020
4510129     $365,441.27      80.00                         0.250                      0.020
4510168     $303,580.19      89.41               33        0.250                      0.020
4510184     $357,427.59      74.60                         0.250                      0.020
4510190     $554,194.05      75.00                         0.250                      0.020
4510252     $327,547.06      80.00                         0.250                      0.020
4510266     $102,967.12      64.97                         0.250                      0.020
4510271     $215,473.41      90.00               99        0.250                      0.020
4510279     $564,104.61      85.00               99        0.250                      0.020
4510319     $294,781.06      68.60                         0.250                      0.020
4510354     $347,901.10      80.00                         0.250                      0.020
4510396      $62,970.61      56.25                         0.250                      0.020
4510424     $529,210.86      56.38                         0.250                      0.020
4510432     $146,886.31      80.00                         0.250                      0.020
4510433     $268,309.79      87.24               33        0.250                      0.020
4510453     $206,850.17      48.36                         0.250                      0.020
4510462     $231,255.15      72.38                         0.250                      0.020
4510508     $519,684.97      80.00                         0.250                      0.020
4510510      $52,348.96      36.17                         0.250                      0.020
4510519     $283,304.48      80.00                         0.250                      0.020
4510535     $348,694.33      64.70                         0.250                      0.020
4510608     $199,744.04      51.28                         0.250                      0.020
4510610     $113,602.55      71.25                         0.250                      0.020
4510613     $278,669.36      90.00               99        0.250                      0.020
4510619     $100,519.78      80.00                         0.250                      0.020
4510636     $155,707.08      71.56                         0.250                      0.020
4510651     $339,006.25      80.00                         0.250                      0.020
4510659     $269,395.10      87.10               01        0.250                      0.020
4510677     $373,279.60      49.54                         0.250                      0.020
4510687     $326,612.47      84.94               99        0.250                      0.020
4510701     $128,821.56      70.00                         0.250                      0.020
4510725     $299,344.43      70.04                         0.250                      0.020
4510729     $155,348.07      80.00                         0.250                      0.020
4510730     $239,668.58      72.51                         0.250                      0.020
4510736     $149,163.37      80.00                         0.250                      0.020
4510773     $245,316.09      76.64                         0.250                      0.020
4510810     $253,621.80      75.82                         0.250                      0.020
4510813     $323,813.59      89.50               99        0.250                      0.020
4510859     $239,501.24      65.55                         0.250                      0.020
4510869     $264,502.38      79.82                         0.250                      0.020
4510879     $495,458.58      75.00                         0.250                      0.020
4510890     $279,221.58      80.00                         0.250                      0.020
4510905     $144,436.23      80.00                         0.250                      0.020
4510918     $281,046.44      90.00               33        0.250                      0.020
4510946     $276,000.00      76.67                         0.250                      0.020
4510951     $396,558.97      88.81               99        0.250                      0.020
4510959     $239,069.40      49.36                         0.250                      0.020
4510967     $239,642.65      65.75                         0.250                      0.020
4510987     $224,374.49      90.00               17        0.250                      0.020
4511005     $242,332.31      89.99               24        0.250                      0.020
4511016     $140,524.49      80.00                         0.250                      0.020
4511031     $212,210.85      73.95                         0.250                      0.020
4511042     $327,523.69      86.32               33        0.250                      0.020
4511053     $235,407.05      80.00                         0.250                      0.020
4511062     $448,748.98      66.67                         0.250                      0.020
4511088     $269,663.18      90.00               33        0.250                      0.020
4511156     $329,332.18      88.59               99        0.250                      0.020
4511158     $177,682.45      80.00                         0.250                      0.020
4511162     $399,461.43      57.14                         0.250                      0.020
4511175     $108,595.70      80.00                         0.250                      0.020
4511187      $99,932.90      55.56                         0.250                      0.020
4511191     $439,542.02      63.77                         0.250                      0.020
4511195     $214,339.94      86.00               99        0.250                      0.020
4511200     $224,532.40      78.95                         0.250                      0.020
4511201     $128,432.85      80.00                         0.250                      0.020
4511246     $573,774.60      35.94                         0.250                      0.020
4511249     $405,366.64      80.00                         0.250                      0.020
4511254     $333,397.90      80.00                         0.250                      0.020
4511280     $204,615.05      74.55                         0.250                      0.020
4511292     $199,769.00      50.63                         0.250                      0.020
4511300      $75,108.57      80.00                         0.250                      0.020
4511305      $61,381.54      75.00                         0.250                      0.020
4511308     $367,481.01      50.00                         0.250                      0.020
4511309     $283,680.38      46.18                         0.250                      0.020
4511400     $237,311.10      90.00               99        0.250                      0.020
4511405     $294,582.23      77.23                         0.250                      0.020
4511429     $243,645.67      80.00                         0.250                      0.020
4511430     $416,496.06      77.41                         0.250                      0.020
4511436     $304,350.01      84.99               33        0.250                      0.020
4511448     $243,458.69      52.92                         0.250                      0.020
4511469      $69,175.02      34.15                         0.250                      0.020
4511474     $269,471.67      90.00               13        0.250                      0.020
4511499     $239,834.83      67.13                         0.250                      0.020
4511527     $269,282.67      65.83                         0.250                      0.020
4511532     $111,700.38      79.99                         0.250                      0.020
4511540     $308,467.19      77.64                         0.250                      0.020
4511560     $244,352.54      70.00                         0.250                      0.020
4511577     $264,303.70      75.57                         0.250                      0.020
4511579     $143,604.76      28.80                         0.250                      0.020
4511588     $247,639.86      76.31                         0.250                      0.020
4511617     $226,102.70      68.64                         0.250                      0.020
4511669     $487,846.65      32.55                         0.250                      0.020
4511703     $234,858.44      80.00                         0.250                      0.020
4511756     $350,689.99      80.00                         0.250                      0.020
4511775     $335,487.09      80.00                         0.250                      0.020
4511812     $393,013.95      63.48                         0.250                      0.020
4511834     $287,820.99      80.00                         0.250                      0.020
4511851     $235,327.23      80.00                         0.250                      0.020
4511854     $199,791.82      75.47                         0.250                      0.020
4511861     $412,457.83      75.09                         0.250                      0.020
4511885      $72,899.17      36.52                         0.250                      0.020
4511889     $217,111.97      75.00                         0.250                      0.020
4511898     $343,229.30      80.00                         0.250                      0.020
4511905     $290,382.75      79.98                         0.250                      0.020
4511906     $239,332.80      75.00                         0.250                      0.020
4511913     $252,354.86      72.29                         0.250                      0.020
4511936     $146,216.53      80.00                         0.250                      0.020
4511979     $316,299.34      80.00                         0.250                      0.020
4511999     $311,110.60      87.39               11        0.250                      0.020
4512006     $450,645.56      80.00                         0.250                      0.020
4512010     $302,769.48      78.40                         0.250                      0.020
4512072     $310,733.80      80.00                         0.250                      0.020
4512096     $264,615.17      89.83               33        0.250                      0.020
4512119     $246,622.95      76.84                         0.250                      0.020
4512167     $499,309.54      71.43                         0.250                      0.020
4512173     $339,275.43      80.00                         0.250                      0.020
4512187      $95,177.88      61.58                         0.250                      0.020
4512191     $221,109.36      88.56               33        0.250                      0.020
4512202     $259,350.00      95.00               99        0.250                      0.020
4512209     $279,094.11      81.01               99        0.250                      0.020
4512212     $295,062.73      79.92                         0.250                      0.020
4512238     $271,322.27      80.00                         0.250                      0.020
4512239     $256,226.27      94.99               13        0.250                      0.020
4512243     $196,520.57      60.00                         0.250                      0.020
4512245     $387,450.53      80.00                         0.250                      0.020
4512246     $301,381.71      80.00                         0.250                      0.020
4512255     $177,249.09      79.82                         0.250                      0.020
4512264     $365,455.04      80.00                         0.250                      0.020
4512271      $84,740.58      47.72                         0.250                      0.020
4512282     $305,772.90      63.75                         0.250                      0.020
4512290     $111,773.04      80.00                         0.250                      0.020
4512301     $124,559.58      80.00                         0.250                      0.020
4512318     $329,805.17      62.26                         0.250                      0.020
4512346     $310,092.39      90.00               99        0.250                      0.020
4512363     $269,587.82      80.00                         0.250                      0.020
4512382     $274,674.10      65.48                         0.250                      0.020
4512398     $351,797.48      80.00                         0.250                      0.020
4512411      $99,821.61      47.62                         0.250                      0.020
4512444      $65,460.20      80.00                         0.250                      0.020
4512449     $134,831.59      77.14                         0.250                      0.020
4512462     $297,709.73      86.96               01        0.250                      0.020
4512468     $254,327.87      78.85                         0.250                      0.020
4512521     $392,796.67      90.00               99        0.250                      0.020
4512526      $36,943.52      53.31                         0.250                      0.020
4512529     $107,196.61      80.00                         0.250                      0.020
4512559     $286,123.83      80.00                         0.250                      0.020
4512564     $215,268.96      79.99                         0.250                      0.020
4512587     $154,716.28      32.98                         0.250                      0.020
4512629     $380,945.99      88.72               33        0.250                      0.020
4512646     $237,479.94      85.00               33        0.250                      0.020
4512689     $499,291.92      58.82                         0.250                      0.020
4512741     $121,334.80      71.03                         0.250                      0.020
4512749     $241,920.51      87.39               13        0.250                      0.020
4512763     $243,936.21      76.28                         0.250                      0.020
4512770     $349,296.66      80.00                         0.250                      0.020
4512816     $189,643.23      79.17                         0.250                      0.020
4512825     $329,455.31      79.99                         0.250                      0.020
4512853     $210,184.76      90.00               99        0.250                      0.020
4512866     $223,862.29      61.54                         0.250                      0.020
4512873     $188,396.24      89.98               99        0.250                      0.020
4512877     $230,263.44      88.53               99        0.250                      0.020
4512882     $386,807.63      80.00                         0.250                      0.020
4512886     $440,249.39      80.00                         0.250                      0.020
4512890     $398,024.96      75.00                         0.250                      0.020
4512895     $219,425.44      80.00                         0.250                      0.020
4512897     $342,590.89      74.99                         0.250                      0.020
4512900     $249,654.77      68.49                         0.250                      0.020
4512924     $415,467.64      53.68                         0.250                      0.020
4512934     $299,644.49      94.94               99        0.250                      0.020
4512944     $316,022.50      89.89               11        0.250                      0.020
4513068     $494,070.53      75.00                         0.250                      0.020
4513073     $235,794.93      90.00               33        0.250                      0.020
4513103     $237,263.52      80.00                         0.250                      0.020
4513159     $253,704.15      62.84                         0.250                      0.020
4513177     $311,590.42      80.00                         0.250                      0.020
4513178     $206,043.38      80.00                         0.250                      0.020
4513192     $232,313.83      79.37                         0.250                      0.020
4513193     $414,468.92      75.45                         0.250                      0.020
4513226     $300,373.97      80.00                         0.250                      0.020
4513253     $269,230.34      68.35                         0.250                      0.020
4513260     $374,507.72      71.43                         0.250                      0.020
4513261     $272,676.48      70.00                         0.250                      0.020
4513275      $82,363.81      75.00                         0.250                      0.020
4513296      $67,294.37      74.97                         0.250                      0.020
4513303     $143,621.93      80.00                         0.250                      0.020
4513316     $419,462.52      77.06                         0.250                      0.020
4513320     $314,423.45      90.00               33        0.250                      0.020
4513325     $156,659.81      69.67                         0.250                      0.020
4513336      $92,546.28      80.00                         0.250                      0.020
4513368     $247,183.26      90.00               33        0.250                      0.020
4513372     $749,533.83      57.34                         0.250                      0.020
4513442     $100,633.58      70.00                         0.250                      0.020
4513452     $356,760.46      75.16                         0.250                      0.020
4513463      $74,284.31      53.76                         0.250                      0.020
4513476      $29,961.61      32.79                         0.250                      0.020
4513486     $322,607.25      85.00               99        0.250                      0.020
4513489     $379,419.92      80.00                         0.250                      0.020
4513502     $215,869.14      80.00                         0.250                      0.020
4513548     $225,044.51      76.95                         0.250                      0.020
4513550     $397,292.44      80.00                         0.250                      0.020
4513555     $255,681.53      79.64                         0.250                      0.020
4513559      $99,812.21      67.16                         0.250                      0.020
4513561     $234,924.86      75.89                         0.250                      0.020
4513590     $261,129.67      36.83                         0.250                      0.020
4513593      $95,824.28      80.00                         0.250                      0.020
4513617     $212,857.08      72.20                         0.250                      0.020
4513639     $127,788.67      80.00                         0.250                      0.020
4513705      $49,910.79      52.63                         0.250                      0.020
4513739     $139,834.09      80.00                         0.250                      0.020
4513768     $354,523.60      85.00               06        0.250                      0.020
4513791     $365,874.21      73.60                         0.250                      0.020
4513797     $310,975.81      76.05                         0.250                      0.020
4513854     $246,068.23      80.00                         0.250                      0.020
4513855     $242,647.13      90.00               06        0.250                      0.020
4513868     $268,428.81      80.00                         0.250                      0.020
4513886     $135,611.55      80.00                         0.250                      0.020
4513896     $283,598.98      61.91                         0.250                      0.020
4513966     $192,637.60      62.26                         0.250                      0.020
4514015     $131,731.18      79.99                         0.250                      0.020
4514030     $259,536.16      46.43                         0.250                      0.020
4514068     $229,849.54      46.00                         0.250                      0.020
4514093     $242,704.54      58.55                         0.250                      0.020
4514099     $219,859.71      80.00                         0.250                      0.020
4514114     $119,072.65      80.00                         0.250                      0.020
4514176     $250,644.54      72.75                         0.250                      0.020
4514195     $215,383.09      79.99                         0.250                      0.020
4514227     $432,217.25      79.96   GD 2YR                0.250                      G0.020
4514247     $360,249.75      60.17                         0.250                      0.020
4514256     $298,786.83      80.00                         0.250                      0.020
4514258     $271,522.27      83.60               33        0.250                      0.020
4514272     $282,193.26      66.59                         0.250                      0.020
4514284     $450,651.38      80.00                         0.250                      0.020
4514294      $62,362.19      80.00                         0.250                      0.020
4514298     $499,376.25      76.92                         0.250                      0.020
4514328      $79,749.97      79.98                         0.250                      0.020
4514338     $314,117.61      76.71                         0.250                      0.020
4514366     $304,129.44      64.12                         0.250                      0.020
4514504     $149,831.18      65.22                         0.250                      0.020
4514514     $224,555.46      90.00               13        0.250                      0.020
4514518     $550,000.00      57.89                         0.250                      0.020
4514538      $73,881.89      70.00                         0.250                      0.020
4514542     $302,867.52      80.00                         0.250                      0.020
4514549     $266,883.35      80.00                         0.250                      0.020
4514555     $149,822.24      63.03                         0.250                      0.020
4514565     $163,799.88      80.00                         0.250                      0.020
4514570     $279,500.50      80.00                         0.250                      0.020
4514576     $494,969.25      47.24                         0.250                      0.020
4514585     $248,858.57      90.00               01        0.250                      0.020
4514602     $171,811.38      80.00                         0.250                      0.020
4514620     $349,759.13      62.28                         0.250                      0.020
4514665     $231,355.05      78.64                         0.250                      0.020
4514723     $214,402.10      90.00               99        0.250                      0.020
4514737     $327,750.41      76.28                         0.250                      0.020
4514763     $294,817.14      76.65                         0.250                      0.020
4514766     $242,863.77      90.00               33        0.250                      0.020
4514769     $299,564.34      79.05                         0.250                      0.020
4514772     $263,618.73      80.00                         0.250                      0.020
4514775     $237,006.43      89.97               33        0.250                      0.020
4514815     $252,068.66      61.56                         0.250                      0.020
4514832     $225,821.25      75.00                         0.250                      0.020
4514883     $327,779.92      80.00                         0.250                      0.020
4514890     $117,467.65      80.00                         0.250                      0.020
4514903     $255,672.38      80.00                         0.250                      0.020
4514958     $244,244.15      77.83                         0.250                      0.020
4515047     $377,353.00      80.00                         0.250                      0.020
4515059     $309,371.78      72.94                         0.250                      0.020
4515063     $213,804.10      90.00               99        0.250                      0.020
4515066     $298,480.15      74.94                         0.250                      0.020
4515074     $369,629.37      89.99               11        0.250                      0.020
4515099      $85,700.92      80.00                         0.250                      0.020
4515118     $359,732.82      80.00                         0.250                      0.020
4515142     $263,247.44      80.00                         0.250                      0.020
4515146     $391,036.05      90.00               99        0.250                      0.020
4515151     $216,383.26      89.99               06        0.250                      0.020
4515167     $238,384.82      80.00                         0.250                      0.020
4515190     $229,849.54      75.41                         0.250                      0.020
4515249     $287,801.80      80.00                         0.250                      0.020
4515271     $240,005.50      90.00               99        0.250                      0.020
4515290     $267,496.75      80.00                         0.250                      0.020
4515314     $227,960.07      80.00                         0.250                      0.020
4515316      $93,419.70      80.00                         0.250                      0.020
4515325     $359,374.10      48.16                         0.250                      0.020
4515327     $222,646.67      55.56                         0.250                      0.020
4515336     $309,786.66      74.70                         0.250                      0.020
4515344     $271,562.44      80.00                         0.250                      0.020
4515349     $256,848.27      48.49                         0.250                      0.020
4515355     $186,149.02      80.00                         0.250                      0.020
4515379     $221,300.66      90.00               13        0.250                      0.020
4515391     $230,843.01      79.97                         0.250                      0.020
4515394     $268,507.64      64.82                         0.250                      0.020
4515397     $327,611.29      89.86               13        0.250                      0.020
4515399     $279,659.54      80.00                         0.250                      0.020
4515414      $78,661.36      75.00                         0.250                      0.020
4515464     $226,915.94      95.00               33        0.250                      0.020
4515524     $258,184.59      90.00               12        0.250                      0.020
4515574     $121,306.07      80.00                         0.250                      0.020
4515597     $237,372.23      79.99                         0.250                      0.020
4515608     $249,506.08      80.00                         0.250                      0.020
4515609     $371,682.86      80.00                         0.250                      0.020
4515615     $224,532.40      53.57                         0.250                      0.020
4515618     $247,360.81      78.73                         0.250                      0.020
4515649     $397,968.91      78.09                         0.250                      0.020
4515652     $259,356.89      80.00                         0.250                      0.020
4515665     $400,832.36      75.00                         0.250                      0.020
4515666     $355,544.42      80.00                         0.250                      0.020
4515687     $570,269.27      67.73                         0.250                      0.020
4515699     $237,236.62      75.37                         0.250                      0.020
4515715     $249,840.58      58.96                         0.250                      0.020
4515776     $355,761.12      80.00                         0.250                      0.020
4515782     $296,851.86      70.00                         0.250                      0.020
4515784     $319,291.00      90.00               99        0.250                      0.020
4515785     $593,896.88      70.00                         0.250                      0.020
4515796     $211,514.81      77.58                         0.250                      0.020
4515801     $259,559.46      89.69               99        0.250                      0.020
4515803     $235,433.71      80.00                         0.250                      0.020
4515813     $270,017.07      80.00                         0.250                      0.020
4515860     $371,511.67      80.00                         0.250                      0.020
4515861     $342,004.54      72.42                         0.250                      0.020
4515870     $307,293.67      75.37                         0.250                      0.020
4515878      $94,235.34      80.00                         0.250                      0.020
4515891     $313,384.18      80.00                         0.250                      0.020
4515915     $198,430.26      75.00                         0.250                      0.020
4515922     $299,813.53      75.00                         0.250                      0.020
4515932     $291,818.50      80.00                         0.250                      0.020
4515945     $260,148.80      94.98               99        0.250                      0.020
4515953     $494,769.06      37.50                         0.250                      0.020
4515985     $239,660.13      71.86                         0.250                      0.020
4516014     $324,419.77      59.20                         0.250                      0.020
4516019     $380,634.29      79.49                         0.250                      0.020
4516122     $279,547.52      75.00                         0.250                      0.020
4516188     $359,758.44      90.00               33        0.250                      0.020
4516209     $274,682.40      68.41                         0.250                      0.020
4516266     $239,573.19      78.18                         0.250                      0.020
4516310     $233,363.29      95.00               99        0.250                      0.020
4516314      $93,722.93      59.62                         0.250                      0.020
4516334     $264,449.27      89.83               11        0.250                      0.020
4516345     $185,922.50      74.97                         0.250                      0.020
4516352     $217,796.46      90.00               12        0.250                      0.020
4516353     $227,536.93      89.97               99        0.250                      0.020
4516360      $30,764.43      70.00                         0.250                      0.020
4516365     $267,917.46      72.86                         0.250                      0.020
4516409     $251,822.14      80.00                         0.250                      0.020
4516415     $237,583.22      74.38                         0.250                      0.020
4516441     $241,637.75      63.63                         0.250                      0.020
4516487     $259,324.48      80.00                         0.250                      0.020
4516491     $259,811.81      79.75                         0.250                      0.020
4516520     $251,669.18      90.00               17        0.250                      0.020
4516526     $286,500.90      90.00               11        0.250                      0.020
4516546     $215,614.65      88.16               06        0.250                      0.020
4516548     $315,793.28      70.22                         0.250                      0.020
4516550     $261,994.37      75.00                         0.250                      0.020
4516552     $287,472.84      71.11                         0.250                      0.020
4516566     $224,833.01      56.90                         0.250                      0.020
4516600     $269,409.72      60.58                         0.250                      0.020
4516631     $482,093.06      79.18                         0.250                      0.020
4516645     $484,379.33      74.62                         0.250                      0.020
4516663     $300,368.96      80.00                         0.250                      0.020
4516671     $291,822.88      79.11                         0.250                      0.020
4516689     $135,915.47      80.00                         0.250                      0.020
4516693     $150,816.40      60.89                         0.250                      0.020
4516714     $273,140.97      79.99                         0.250                      0.020
4516723     $309,571.91      59.62                         0.250                      0.020
4516726     $355,748.74      79.73                         0.250                      0.020
4516730     $193,757.98      80.00                         0.250                      0.020
4516742     $171,801.36      80.00                         0.250                      0.020
4516746     $255,506.91      79.15                         0.250                      0.020
4516756     $399,447.63      45.71                         0.250                      0.020
4516762      $66,427.07      70.00                         0.250                      0.020
4516780     $193,738.79      80.00                         0.250                      0.020
4516781     $420,967.34      73.26                         0.250                      0.020
4516786     $135,435.12      80.00                         0.250                      0.020
4516791     $205,368.61      80.00                         0.250                      0.020
4516809     $311,785.28      69.33                         0.250                      0.020
4516837     $379,738.48      80.00                         0.250                      0.020
4516847     $179,899.08      80.00                         0.250                      0.020
4516872     $293,409.28      90.00               33        0.250                      0.020
4516894     $299,629.68      90.00               13        0.250                      0.020
4516899     $431,717.41      80.00                         0.250                      0.020
4516901     $344,774.32      63.30                         0.250                      0.020
4516909     $288,193.80      75.00                         0.250                      0.020
4516936     $214,855.73      68.25                         0.250                      0.020
4516949     $305,577.43      47.81                         0.250                      0.020
4516951     $443,386.87      80.00                         0.250                      0.020
4516956     $251,660.69      90.00               11        0.250                      0.020
4516957     $229,713.08      80.00                         0.250                      0.020
4516968     $342,769.72      80.00                         0.250                      0.020
4516973     $247,849.76      80.00                         0.250                      0.020
4516984     $289,589.31      68.24                         0.250                      0.020
4517022     $219,627.24      80.00                         0.250                      0.020
4517023     $299,808.70      77.92                         0.250                      0.020
4517030     $232,305.72      90.00               12        0.250                      0.020
4517033     $307,818.15      80.00                         0.250                      0.020
4517043     $223,860.76      70.00                         0.250                      0.020
4517048     $312,609.53      79.85                         0.250                      0.020
4517051      $93,491.89      80.00                         0.250                      0.020
4517061     $259,683.04      80.00                         0.250                      0.020
4517091      $59,133.38      80.00                         0.250                      0.020
4517096     $269,836.43      72.97                         0.250                      0.020
4517107      $79,709.33      79.98                         0.250                      0.020
4517136     $226,864.18      84.17               33        0.250                      0.020
4517142     $120,332.50      68.80                         0.250                      0.020
4517148      $33,493.07      80.00                         0.250                      0.020
4517174     $284,635.29      53.27                         0.250                      0.020
4517178     $249,600.00      80.00                         0.250                      0.020
4517183     $231,738.91      74.84                         0.250                      0.020
4517191     $154,908.48      77.50                         0.250                      0.020
4517202     $224,522.87      90.00               11        0.250                      0.020
4517336     $164,804.46      75.00                         0.250                      0.020
4517369     $111,987.17      75.00                         0.250                      0.020
4517397      $61,465.51      75.00                         0.250                      0.020
4517412     $100,674.24      80.00                         0.250                      0.020
4517427      $72,414.08      52.73                         0.250                      0.020
4517428     $156,520.28      80.00                         0.250                      0.020
4517432     $259,459.68      80.00                         0.250                      0.020
4517439     $179,678.90      75.00                         0.250                      0.020
4517455     $319,318.06      71.11                         0.250                      0.020
4517504      $65,957.91      69.47                         0.250                      0.020
4517505     $241,962.91      95.00               99        0.250                      0.020
4517580     $535,131.47      70.00                         0.250                      0.020
4517589     $279,850.99      89.60               99        0.250                      0.020
4517641     $260,657.38      90.00               33        0.250                      0.020
4517649     $289,423.90      95.00               99        0.250                      0.020
4517659     $219,616.42      76.12                         0.250                      0.020
4517741     $235,670.79      80.00                         0.250                      0.020
4517772     $374,277.69      75.00                         0.250                      0.020
4517776     $339,788.67      80.00                         0.250                      0.020
4517783     $263,419.58      80.00                         0.250                      0.020
4517790     $257,108.96      80.00                         0.250                      0.020
4517814     $108,028.29      79.97                         0.250                      0.020
4517882     $224,852.82      70.31                         0.250                      0.020
4517901     $264,685.95      77.94                         0.250                      0.020
4517925     $273,207.03      89.98               33        0.250                      0.020
4517971      $98,289.25      80.00                         0.250                      0.020
4517999     $499,437.30      31.25                         0.250                      0.020
4518029     $304,281.88      74.39                         0.250                      0.020
4518032     $249,814.46      70.62                         0.250                      0.020
4518054     $131,925.99      80.00                         0.250                      0.020
4518105     $295,630.74      80.00                         0.250                      0.020
4518109     $492,379.15      80.00                         0.250                      0.020
4518113     $219,711.20      53.66                         0.250                      0.020
4518121     $187,902.54      80.00                         0.250                      0.020
4518144      $83,952.90      80.00                         0.250                      0.020
4518150     $310,820.19      75.00                         0.250                      0.020
4518167     $278,203.50      80.00                         0.250                      0.020
4518196     $235,841.64      80.00                         0.250                      0.020
4518238     $246,830.01      73.51                         0.250                      0.020
4518350     $351,781.21      80.00                         0.250                      0.020
4518363     $311,011.53      90.00               06        0.250                      0.020
4518371     $256,295.91      68.43                         0.250                      0.020
4518373     $303,796.97      75.12                         0.250                      0.020
4518383      $55,931.90      76.71                         0.250                      0.020
4518384     $279,650.69      80.00                         0.250                      0.020
4518392     $335,601.81      80.00                         0.250                      0.020
4518403     $184,388.22      75.00                         0.250                      0.020
4518412      $87,903.50      80.00                         0.250                      0.020
4518413     $271,803.13      77.94                         0.250                      0.020
4518421     $363,534.16      80.00                         0.250                      0.020
4518424     $239,850.82      80.00                         0.250                      0.020
4518433     $146,443.37      67.25                         0.250                      0.020
4518455     $286,997.29      80.00                         0.250                      0.020
4518470     $231,836.25      80.00                         0.250                      0.020
4518476     $999,424.66      71.43                         0.250                      0.020
4518477     $404,396.98      75.00                         0.250                      0.020
4518486     $179,786.68      70.04                         0.250                      0.020
4518489      $56,932.44      65.52                         0.250                      0.020
4518495      $87,482.05      60.00                         0.250                      0.020
4518514     $267,829.10      80.00                         0.250                      0.020
4518520     $182,971.47      80.00                         0.250                      0.020
4518523     $224,712.07      68.81                         0.250                      0.020
4518546     $259,626.04      80.00                         0.250                      0.020
4518548      $64,800.06      75.00                         0.250                      0.020
4518558      $39,978.15      26.67                         0.250                      0.020
4518573     $262,007.11      74.57                         0.250                      0.020
4518620     $278,644.11      90.00               99        0.250                      0.020
4518635     $249,549.27      57.60                         0.250                      0.020
4518664     $315,782.53      80.00                         0.250                      0.020
4518707     $276,720.84      89.99               13        0.250                      0.020
4518714     $146,026.74      69.99                         0.250                      0.020
4518771     $309,781.20      67.25                         0.250                      0.020
4518814     $280,964.83      75.00                         0.250                      0.020
4518832      $73,082.92      75.00                         0.250                      0.020
4518846     $225,000.00      79.51                         0.250                      0.020
4518877     $329,396.01      60.11                         0.250                      0.020
4518886     $156,441.27      74.98                         0.250                      0.020
4519090      $36,206.44      75.00                         0.250                      0.020
4519108     $249,836.46      65.45                         0.250                      0.020
4519161     $319,311.37      90.00               99        0.250                      0.020
4519172     $402,000.00      77.31                         0.250                      0.020
4519227     $269,008.33      67.50                         0.250                      0.020
4519233     $456,957.84      75.00                         0.250                      0.020
4519293     $166,869.64      80.00                         0.250                      0.020
4519296     $267,869.72      80.00                         0.250                      0.020
4519329      $59,161.27      80.00                         0.250                      0.020
4519428     $240,000.00      77.42                         0.250                      0.020
4519443      $65,028.61      70.00                         0.250                      0.020
4519445     $139,921.51      80.00                         0.250                      0.020
4519448     $318,589.02      75.00                         0.250                      0.020
4519527     $275,737.11      79.99                         0.250                      0.020
4519529     $229,279.57      89.99               17        0.250                      0.020
4519570      $68,958.19      79.31                         0.250                      0.020
4519585     $223,834.43      90.00               33        0.250                      0.020
4519608     $206,883.95      78.11                         0.250                      0.020
4519610     $115,934.97      74.53                         0.250                      0.020
4519705     $158,219.47      80.00                         0.250                      0.020
4519723     $311,810.98      80.00                         0.250                      0.020
4519727     $248,649.27      80.00                         0.250                      0.020
4519729     $299,392.07      80.00                         0.250                      0.020
4519813     $318,831.36      80.00                         0.250                      0.020
4519869     $262,007.10      75.00                         0.250                      0.020
4519876     $219,739.29      80.00                         0.250                      0.020
4519919     $269,680.02      90.00               06        0.250                      0.020
4519955     $216,000.00      67.71                         0.250                      0.020
4520004      $84,953.57      38.12                         0.250                      0.020
4520039     $274,099.10      80.00                         0.250                      0.020
4520084     $230,000.00      49.73                         0.250                      0.020
4520114     $334,476.17      80.00                         0.250                      0.020
4520126     $336,568.74      74.89                         0.250                      0.020
4520132     $269,452.86      90.00               12        0.250                      0.020
4520134     $227,741.03      79.98                         0.250                      0.020
4520140     $246,062.88      89.99               12        0.250                      0.020
4520141     $229,307.45      84.00               12        0.250                      0.020
4520152     $243,453.59      90.00               12        0.250                      0.020
4520153     $272,474.15      65.78                         0.250                      0.020
4520163     $223,483.23      80.00                         0.250                      0.020
4520166     $326,003.12      80.00                         0.250                      0.020
4520172     $123,824.38      79.49                         0.250                      0.020
4520181     $219,554.17      80.00                         0.250                      0.020
4520182     $265,321.99      80.00                         0.250                      0.020
4520189     $449,013.10      71.43                         0.250                      0.020
4520201     $214,493.80      58.90                         0.250                      0.020
4520207     $275,019.23      79.99                         0.250                      0.020
4520260     $303,785.43      80.00                         0.250                      0.020
4520285     $113,978.59      80.00                         0.250                      0.020
4520331     $411,985.43      68.18                         0.250                      0.020
4520424     $291,596.76      80.00                         0.250                      0.020
4520436     $311,351.60      80.00                         0.250                      0.020
4520496     $296,078.58      85.00               12        0.250                      0.020
4520525     $256,950.00      90.00               33        0.250                      0.020
4520529     $399,744.93      80.00                         0.250                      0.020
4520539     $364,000.00      80.00                         0.250                      0.020
4520556     $355,700.00      81.77               33        0.250                      0.020
4520592     $223,171.22      75.93                         0.250                      0.020
4520616     $363,750.00      75.00                         0.250                      0.020
4520637     $275,664.42      80.00                         0.250                      0.020
4520654     $434,471.07      79.96                         0.250                      0.020
4520660     $573,604.98      70.00                         0.250                      0.020
4520677     $321,793.77      80.00                         0.250                      0.020
4520698      $33,732.51      75.00                         0.250                      0.020
4520732     $149,631.40      70.00                         0.250                      0.020
4520768     $159,907.94      79.21                         0.250                      0.020
4520771     $516,355.06      74.93                         0.250                      0.020
4520803     $468,999.04      80.00                         0.250                      0.020
4520846     $293,760.08      95.00               06        0.250                      0.020
4520852     $236,815.76      94.99               12        0.250                      0.020
4520879     $256,203.77      90.00               12        0.250                      0.020
4520934     $270,507.60      79.99                         0.250                      0.020
4520944     $252,980.90      90.00               01        0.250                      0.020
4520953     $259,517.27      90.00               12        0.250                      0.020
4520961     $220,096.44      90.00               12        0.250                      0.020
4520977     $224,374.48      69.23                         0.250                      0.020
4520986     $246,061.14      79.98                         0.250                      0.020
4520990     $349,267.63      58.33                         0.250                      0.020
4520994     $119,927.30      57.14                         0.250                      0.020
4520998     $251,411.09      94.99               12        0.250                      0.020
4521002     $239,834.83      80.00                         0.250                      0.020
4521011     $241,484.27      77.07                         0.250                      0.020
4521017     $402,023.01      70.00                         0.250                      0.020
4521023     $279,418.13      79.66                         0.250                      0.020
4521029     $219,718.46      80.00                         0.250                      0.020
4521062     $219,852.38      80.00                         0.250                      0.020
4521123     $199,884.92      63.49                         0.250                      0.020
4521134      $71,906.50      80.00                         0.250                      0.020
4521172     $107,937.86      80.00                         0.250                      0.020
4521187     $299,436.68      74.26                         0.250                      0.020
4521196      $42,976.51      55.13                         0.250                      0.020
4521200     $240,000.00      60.30                         0.250                      0.020
4521239     $388,777.81      72.90                         0.250                      0.020
4521252     $232,544.73      80.00                         0.250                      0.020
4521254     $275,824.00      73.40                         0.250                      0.020
4521273     $330,988.81      90.00               11        0.250                      0.020
4521278     $236,000.00      80.00                         0.250                      0.020
4521303      $59,930.71      68.60                         0.250                      0.020
4521336     $410,000.00      79.15                         0.250                      0.020
4521379      $70,310.69      80.00                         0.250                      0.020
4521396      $71,856.44      79.98                         0.250                      0.020
4521403      $69,517.52      80.00                         0.250                      0.020
4521413      $37,556.58      80.00                         0.250                      0.020
4521431     $459,706.67      78.63                         0.250                      0.020
4521439     $123,930.48      80.00                         0.250                      0.020
4521447      $49,949.32      54.95                         0.250                      0.020
4521463     $361,257.44      77.74                         0.250                      0.020
4521481     $259,683.04      80.00                         0.250                      0.020
4521507     $235,513.29      90.00               11        0.250                      0.020
4521764     $274,229.44      80.00                         0.250                      0.020
4521787     $276,932.13      79.99                         0.250                      0.020
4521790     $227,929.57      80.00                         0.250                      0.020
4521869     $272,342.84      94.99               12        0.250                      0.020
4521872     $489,498.51      90.00               12        0.250                      0.020
4521933     $222,250.77      80.00                         0.250                      0.020
4521960     $215,126.15      75.00                         0.250                      0.020
4522038     $107,139.89      80.00                         0.250                      0.020
4522048      $51,942.99      57.78                         0.250                      0.020
4522055     $223,877.64      80.00                         0.250                      0.020
4522142     $552,647.37      70.00                         0.250                      0.020
4522204     $260,434.58      79.99                         0.250                      0.020
4522216     $231,598.40      90.00               33        0.250                      0.020
4522231     $299,250.00      90.00               33        0.250                      0.020
4522254     $113,987.71      79.98                         0.250                      0.020
4522256      $99,950.81      68.49                         0.250                      0.020
4522348     $499,689.22      68.97                         0.250                      0.020
4522396     $367,563.90      80.00                         0.250                      0.020
4522411     $422,758.28      74.26                         0.250                      0.020
4522487      $92,860.06      70.00                         0.250                      0.020
4522495      $97,815.94      80.00                         0.250                      0.020
4522504     $226,929.17      95.00               99        0.250                      0.020
4522515     $326,644.49      79.42                         0.250                      0.020
4522539     $302,416.68      89.97               33        0.250                      0.020
4522614     $255,441.13      80.00                         0.250                      0.020
4522618     $179,712.19      80.00                         0.250                      0.020
4522638     $243,679.68      80.00                         0.250                      0.020
4522657     $249,856.17      55.56                         0.250                      0.020
4522664     $273,261.65      75.00                         0.250                      0.020
4522674     $317,857.60      74.99                         0.250                      0.020
4522681     $217,535.43      77.30                         0.250                      0.020
4522688     $388,153.86      80.00                         0.250                      0.020
4522707     $362,974.25      80.00                         0.250                      0.020
4522714     $278,624.35      90.00               01        0.250                      0.020
4522747     $365,000.00      77.83                         0.250                      0.020
4522834      $99,946.78      80.00                         0.250                      0.020
4522861     $313,828.48      89.97               99        0.250                      0.020
4522862     $235,864.21      80.00                         0.250                      0.020
4522913     $220,217.83      90.00               13        0.250                      0.020
4522922     $202,565.79      38.63                         0.250                      0.020
4522960     $104,878.73      54.69                         0.250                      0.020
4522971     $499,697.10      89.30               11        0.250                      0.020
4523035     $356,000.00      80.00                         0.250                      0.020
4523067     $256,637.97      80.00                         0.250                      0.020
4523075     $327,590.83      80.00                         0.250                      0.020
4523194     $199,775.75      76.91                         0.250                      0.020
4523197     $396,546.97      76.31                         0.250                      0.020
4523208      $87,945.30      61.97                         0.250                      0.020
4523241     $131,176.41      70.00                         0.250                      0.020
4523330     $386,765.55      77.40                         0.250                      0.020
4523401     $373,290.60      90.00               99        0.250                      0.020
4523489     $302,000.00      80.00                         0.250                      0.020
4523493     $374,605.69      80.00                         0.250                      0.020
4523514      $84,434.19      79.97                         0.250                      0.020
4523521     $251,862.35      90.00               99        0.250                      0.020
4523559     $125,854.49      70.00                         0.250                      0.020
4523574     $289,600.00      80.00                         0.250                      0.020
4523729     $135,915.47      80.00                         0.250                      0.020
4523777     $317,407.60      80.00                         0.250                      0.020
4523795     $209,476.25      80.00                         0.250                      0.020
4523828     $102,339.54      80.00                         0.250                      0.020
4523830     $167,805.98      80.00                         0.250                      0.020
4523848      $83,958.68      80.00                         0.250                      0.020
4523857     $324,822.47      59.74                         0.250                      0.020
4523938     $319,280.12      73.28                         0.250                      0.020
4524141      $80,459.35      70.00                         0.250                      0.020
4524180      $87,049.88      79.84                         0.250                      0.020
4524187     $226,869.40      88.33               13        0.250                      0.020
4524193     $384,754.50      70.00                         0.250                      0.020
4524196     $342,793.28      80.00                         0.250                      0.020
4524199     $239,642.92      80.00                         0.250                      0.020
4524264     $213,860.01      76.16                         0.250                      0.020
4524312     $267,938.54      80.00                         0.250                      0.020
4524317     $283,607.82      80.00                         0.250                      0.020
4524526     $138,322.41      80.00                         0.250                      0.020
4524545      $71,957.49      79.12                         0.250                      0.020
4524578     $103,846.14      79.98                         0.250                      0.020
4524731      $82,353.80      80.00                         0.250                      0.020
4524798     $233,676.88      70.91                         0.250                      0.020
4524882      $80,701.74      80.00                         0.250                      0.020
4524886      $77,956.26      34.68                         0.250                      0.020
4525001     $110,000.00      78.57                         0.250                      0.020
4525014     $296,838.64      80.00                         0.250                      0.020
4525037     $349,752.97      80.00                         0.250                      0.020
4525094     $344,391.24      79.99                         0.250                      0.020
4525095     $224,174.25      89.99               99        0.250                      0.020
4525096     $269,188.17      54.00                         0.250                      0.020
4525103     $189,893.48      80.00                         0.250                      0.020
4525138     $399,775.75      83.33               99        0.250                      0.020
4525192     $265,050.00      90.00               99        0.250                      0.020
4525338     $250,710.13      89.96               13        0.250                      0.020
4525351     $562,159.23      75.00                         0.250                      0.020
4525533     $334,802.21      47.86                         0.250                      0.020
4525675     $247,214.18      90.00               12        0.250                      0.020
4525726     $339,788.67      80.00                         0.250                      0.020
4525735     $275,637.05      80.00                         0.250                      0.020
4525801     $206,381.19      70.00                         0.250                      0.020
4525829     $305,414.87      80.00                         0.250                      0.020
4525858     $286,271.95      85.00               33        0.250                      0.020
4525878     $490,000.00      70.00                         0.250                      0.020
4525888     $331,541.54      80.00                         0.250                      0.020
4525897     $140,429.05      74.99                         0.250                      0.020
4525916     $265,882.33      75.00                         0.250                      0.020
4525977     $374,161.25      90.00               33        0.250                      0.020
4525996     $270,000.00      77.14                         0.250                      0.020
4526011     $241,705.76      78.06                         0.250                      0.020
4526020     $282,655.90      62.61                         0.250                      0.020
4526042      $53,000.00      32.12                         0.250                      0.020
4526057     $419,745.56      39.07                         0.250                      0.020
4526546     $292,395.68      80.00                         0.250                      0.020
4526754     $116,000.00      80.00                         0.250                      0.020
4527019     $293,923.38      90.00               11        0.250                      0.020
4527021     $239,676.85      75.00                         0.250                      0.020
4527027     $238,255.58      80.00                         0.250                      0.020
4527029     $329,810.13      76.74                         0.250                      0.020
4527031     $249,546.77      70.45                         0.250                      0.020
4527038     $252,992.65      79.99                         0.250                      0.020
4527040     $259,649.93      80.00                         0.250                      0.020
4527096     $260,000.00      80.00                         0.250                      0.020
4527152     $389,014.19      75.00                         0.250                      0.020
4527162     $379,763.80      80.00                         0.250                      0.020
4527163     $236,852.68      74.06                         0.250                      0.020
4527165     $274,337.93      90.00               01        0.250                      0.020
4527173     $318,511.84      89.27               01        0.250                      0.020
4527182     $259,838.39      80.00                         0.250                      0.020
4527191     $238,170.64      90.00               01        0.250                      0.020
4527194     $363,761.89      80.00                         0.250                      0.020
4527215     $147,000.00      70.00                         0.250                      0.020
4527271     $324,708.18      90.00               33        0.250                      0.020
4527419     $214,066.86      90.00               11        0.250                      0.020
4527562     $256,344.60      90.00               11        0.250                      0.020
4527673     $262,000.00      80.00                         0.250                      0.020
4527942     $239,846.96      75.00                         0.250                      0.020
4528274     $296,049.26      90.00               01        0.250                      0.020
4528519     $216,515.39      89.99               01        0.250                      0.020
4528579     $157,388.84      70.00                         0.250                      0.020
4529041     $255,836.75      80.00                         0.250                      0.020
4529895     $271,826.55      80.00                         0.250                      0.020

            $386,953,882.96

COUNT:    1482
WAC:      7.9770
WAM:      355.5928
WALTV:    75.9706

                                   EXHIBIT F-3

NASCOR
NMI /
1996-1
(Part A)
20, 25, & 30 YEAR
FIXED RATE NON-RELOCATION LOANS


(i)       (ii)                                         (iii)      (iv)         (v)           (vi)         (vii)        (viii)
- -----     --------------------- --------   -----      --------  --------     --------      ----------   --------     ----------
                                                                             NET
MORTGAGE                                                        MORTGAGE     MORTGAGE      CURRENT      ORIGINAL     SCHEDULED
LOAN                                       ZIP        PROPERTY  INTEREST     INTEREST      MONTHLY      TERM TO      MATURITY
NUMBER    CITY                  STATE      CODE       TYPE      RATE         RATE          PAYMENT      MATURITY     DATE
- --------  -------------------- ---------  ----------  --------  --------     --------      ----------   --------     -----------
4464924   HONOLULU              HI           96822       SFD       8.125         7.855        $4,826.24     360          1-Sep-25
4481013   HONOLULU              HI           96825       SFD       7.500         7.230        $2,342.37     360          1-Nov-25
4506386   KAPOLEI               HI           96707       SFD       7.625         7.355        $2,689.62     360          1-Jan-26
4459573   LONGMONT              CO           80503       SFD       8.625         8.355        $2,084.48     360          1-Sep-25
4481369   CARLSBAD              CA           92008       SFD       8.625         8.355        $1,967.81     360          1-Jan-26
4484723   NEW FAIRFIELD         CT           06812       SFD       7.750         7.480          $594.63     360          1-Aug-25
4485645   HOPKINTON             MA           01748       SFD       8.500         8.230        $1,999.18     360          1-Sep-25
4485716   JACKSONVILLE          FL           32223       PUD       8.125         7.855        $4,770.54     360          1-Dec-25
4491138   SAN CLEMENTE          CA           92673       SFD       8.250         7.980        $1,757.97     360          1-Jan-26
4494599   NORTH BEND            WA           98045       SFD       7.500         7.230        $1,566.25     360          1-Jan-26
4494680   ALBUQUERQUE           NM           87114       SFD       8.625         8.355        $2,100.04     360          1-Jan-26
4503919   UPPERSADDLE RIVER     NJ           07458       SFD       8.000         7.730        $2,509.48     360          1-Feb-26
4509588   NORTH SMITHFIELD      RI           02896       SFD       8.625         8.355          $777.79     360          1-Mar-26
4509609   JERICHO               NY           11753       SFD       7.750         7.480        $1,683.57     360          1-Mar-26
4509611   TAMPA                 FL           33647       SFD       7.750         7.480        $1,918.19     360          1-Apr-26
4509625   HAMPTON BAYS          NY           11946       SFD       9.000         8.730          $402.32     360          1-Apr-26
4509765   WARWICK               NY           10990       LCO       8.500         8.230          $628.59     360          1-Mar-26
4511660   CLARKS SUMMIT         PA           18411       SFD       8.500         8.230          $826.59     360          1-Mar-26
4512128   NEW CITY              NY           10956       SFD       8.625         8.355        $1,578.92     360          1-Apr-26
4512144   WAYNE                 NJ           07470       SFD       8.500         8.230        $2,196.02     360          1-Mar-26
4512147   ANNAPOLIS             MD           21403       SFD       7.875         7.605        $1,464.65     360          1-Apr-26
4512168   PHOENIXVILLE          PA           19460       LCO       8.500         8.230          $590.15     360          1-Apr-26
4513024   FORT MYERS            FL           33908       SFD       8.000         7.730        $2,318.70     360          1-Jun-26
4513082   EAST BRIDGEWATER      MA           02333       SFD       7.875         7.605          $855.59     360          1-Apr-26
4514445   CAPE MAY              NJ           08204       SFD       8.375         8.105          $668.87     360          1-Apr-26
4515600   BENSALEM              PA           19020       SFD       8.250         7.980          $698.68     360          1-Apr-26
4516078   HOPEDALE              MA           01747       LCO       8.500         8.230          $750.46     360          1-Apr-26
4516293   DOVER PLAINS          NY           12522       SFD       8.875         8.605          $843.39     360          1-May-26
4516531   LAKELAND              FL           33813       SFD       8.375         8.105        $3,142.90     360          1-Apr-26
4516958   TAUNTON               MA           02780       SFD       8.500         8.230          $552.85     360          1-May-26
4517604   READING               PA           19607       SFD       8.375         8.105        $1,519.39     360          1-May-26
4519093   ALLENTOWN             PA           18104       SFD       9.125         8.855          $569.55     360          1-May-26
4519515   COLONIE               NY           12211       SFD       9.000         8.730        $1,408.09     360          1-May-26
4519938   EAST FALMOUTH         MA           02536       SFD       8.625         8.355          $678.24     360          1-May-26
4521517   HOUSTON               TX           77030       SFD       8.250         7.980          $835.41     360          1-Apr-26
4522355   NEW ROCHELLE          NY           10801       SFD       9.000         8.730          $804.63     360          1-May-26
4522466   WARWICK               NY           10990       SFD       8.500         8.230          $522.87     360          1-May-26
4522900   SILVERTHORNE          CO           80498       LCO       8.875         8.605          $795.65     360          1-May-26
4523052   DENVER                CO           80210       SFD       8.500         8.230        $1,036.50     360          1-May-26
4523400   MONROE                NY           10950       SFD       9.125         8.855          $992.64     360          1-Jun-26
4524540   SOMERS                NY           10589       SFD       9.250         8.980          $855.59     360          1-Jun-26
4525629   FREEPORT              NY           11520       SFD       9.500         9.230          $908.13     360          1-Jun-26
4477498   VILLANOVA             PA           19085       SFD       7.625         7.355        $3,238.16     360          1-Sep-25
4477531   LOS ALTOS             CA           94024       SFD       7.000         6.730        $4,156.81     360          1-Sep-25
4477541   HONOLULU              HI           96821       SFD       7.500         7.230        $4,020.48     360          1-Sep-25
4482381   CARY                  NC           27511       SFD       7.750         7.480        $2,089.77     360          1-Nov-25
4484688   SANTA BARBARA         CA           93109       SFD       8.500         8.230        $2,191.40     360          1-Oct-25
4484711   ARCADIA               CA           91006       SFD       8.000         7.730        $1,687.66     360          1-Oct-25
4484719   LOS GATOS             CA           95032       SFD       7.875         7.605        $2,755.26     360          1-Oct-25
4484728   LOS ALTOS             CA           94024       SFD       7.750         7.480        $2,507.44     360          1-Oct-25
4487963   FORT MYERS            FL           33913       SFD       7.625         7.355        $1,734.09     360          1-Nov-25
4487981   WEST TISBURY          MA           02575       SFD       8.375         8.105        $2,614.65     360          1-Nov-25
4488656   APTOS                 CA           95003       SFD       7.250         6.980        $1,882.81     360          1-Nov-25
4488658   NORTH ANDOVER         MA           01845       SFD       8.750         8.480        $1,734.68     360          1-Nov-25
4488663   SAN LUIS OBISPO       CA           93405       SFD       7.875         7.605        $1,666.94     360          1-Nov-25
4488677   SNOWMASS VILLAGE      CO           81611       SFD       8.000         7.730        $2,516.81     360          1-Nov-25
4488680   BOISE                 ID           83703       SFD       8.000         7.730        $1,926.13     360          1-Nov-25
4488686   FT. LAUDERDALE        FL           33301       SFD       8.250         7.980        $2,163.65     360          1-Nov-25
4488697   NEWPORT BEACH         CA           92662       SFD       8.125         7.855        $2,784.36     360          1-Nov-25
4488705   ALBANY                CA           94706       SFD       8.250         7.980        $1,878.17     360          1-Nov-25
4488710   DALLAS                TX           75230       SFD       7.875         7.605        $2,054.12     360          1-Nov-25
4488718   IRVINE                CA           92720       SFD       8.125         7.855        $2,375.99     360          1-Nov-25
4488725   LAKEWOOD              CA           90712       SFD       8.250         7.980        $1,772.99     360          1-Nov-25
4488732   LOS ALTOS HILLS       CA           94022       SFD       8.375         8.105        $4,317.21     360          1-Nov-25
4488734   KAILUA                HI           96734       SFD       7.875         7.605        $2,530.49     360          1-Nov-25
4488736   MILLBURN              NJ           07078       SFD       7.875         7.605        $2,153.46     360          1-Nov-25
4491172   MERION                PA           19066       SFD       8.125         7.855        $2,078.99     360          1-Jul-25
4491911   SAN JOSE              CA           95148       SFD       8.375         8.105        $1,596.15     360          1-Dec-25
4495534   DUNWOODY              GA           30338       SFD       8.375         8.105        $1,970.87     360          1-Dec-25
4495548   ORANGE                CA           92669       SFD       8.375         8.105        $2,090.20     360          1-Dec-25
4509671   EDEN PRAIRIE          MN           55347       SFD       7.750         7.480        $2,149.24     360          1-Apr-26
4510074   COLORADO SPRINGS      CO           80906       SFD       7.875         7.605        $1,591.53     360          1-Apr-26
4511319   BLOOMINGTON           MN           55438       SFD       6.875         6.605        $1,642.33     360          1-Apr-26
4511677   NORTH OAKS            MN           55127       SFD       6.875         6.605        $1,418.97     360          1-Apr-26
4517549   EDINA                 MN           55424       SFD       6.875         6.605        $1,642.33     360          1-Apr-26
4517689   SHOREWOOD             MN           55331       SFD       6.875         6.605        $1,418.97     360          1-Apr-26
4517709   MINNEAPOLIS           MN           55416       SFD       6.875         6.605        $1,642.33     360          1-Jan-26
4517713   GRANT TOWNSHIP        MN           55110       SFD       6.875         6.605        $1,602.91     360          1-Jan-26
4517719   BLAINE                MN           55449       SFD       6.875         6.605        $1,491.23     360          1-Feb-26
4517724   EDINA                 MN           55424       SFD       6.875         6.605        $1,602.91     360          1-Apr-26
4517734   EAGAN                 MN           55123       SFD       6.875         6.605        $1,182.48     360          1-Feb-26
4518603   SAN JOSE              CA           95125       SFD       7.250         6.980        $1,514.44     360          1-Mar-26
4518607   LAWRENCE              KS           66047       SFD       7.375         7.105        $1,652.10     360          1-Jan-26
4518662   BIG SKY               MT           59716       SFD       8.875         8.605        $2,880.24     360          1-Feb-26
4518684   INVER GROVE HEIGHTS   MN           55076       SFD       8.000         7.730          $744.41     360          1-Jan-26
4518693   ST. PETER             MN           56082       SFD       8.375         8.105          $547.26     360          1-Jan-26
4518697   BUFFALO               MN           55313       MF2       8.000         7.730          $807.15     360          1-Jan-26
4518718   BARTLETT              IL           60103       SFD       8.375         8.105        $1,299.73     360          1-Apr-26
4518736   LACROSSE              WI           54601       SFD       8.375         8.105          $410.44     360          1-Jan-26
4518738   ARAPAHOE              NE           68922       SFD       8.375         8.105          $533.58     360          1-Apr-26
4518743   GRAND FORKS           ND           58201       SFD       7.875         7.605        $1,029.24     360          1-Apr-26
4521416   EAGAN                 MN           55122       SFD       7.250         6.980        $2,135.22     360          1-Mar-26
4521424   ST PAUL               MN           55106       LCO       8.375         8.105          $420.57     360          1-Jan-26
4521440   PRIOR LAKE            MN           55372       SFD       7.250         6.980        $1,910.10     360          1-Mar-26
4521442   BLAINE                MN           55014       SFD       8.625         8.355          $842.61     360          1-Jan-25
4521450   EDINA                 MN           55436       SFD       7.625         7.355        $2,919.65     360          1-Feb-26
4521453   COLORADO SPRINGS      CO           80906       SFD       8.375         8.105          $977.54     360          1-Jan-26
4521455   PUEBLO WEST           CO           81007       SFD       8.000         7.730          $440.26     360          1-Apr-26
4521460   BLOOMINGTON           MN           55437       SFD       7.500         7.230        $2,132.61     360          1-Mar-26
4521466   INDEPENDENCE          MN           55359       SFD       7.625         7.355        $2,972.74     360          1-Mar-26
4521467   MINNEAPOLIS           MN           55410       SFD       7.500         7.230        $3,845.68     360          1-Mar-26
4521469   LAKEVILLE             MN           55044       SFD       7.875         7.605        $1,812.68     360          1-Feb-26
4521480   BOULDER               CO           80301       SFD       8.125         7.855        $1,658.74     360          1-Apr-26
4521485   PLYMOUTH              MN           55446       SFD       7.750         7.480        $1,644.17     360          1-Mar-26
4521490   DENVER                CO           80206       SFD       7.750         7.480        $2,493.12     360          1-Mar-26
4521494   CHASKA                MN           55318       SFD       8.125         7.855        $1,633.87     360          1-Nov-25
4521500   APPLE VALLEY          MN           55124       SFD       7.750         7.480        $1,819.69     360          1-Mar-26
4521502   MEDINA                MN           55391       SFD       7.875         7.605        $2,065.73     360          1-Mar-26
4521511   CAMBRIDGE             MN           55008       SFD       7.500         7.230        $1,694.90     360          1-Mar-26
4521513   ELK RIVER             MN           55330       SFD       7.500         7.230        $2,169.67     360          1-Feb-26
4521516   DULUTH                MN           55803       SFD       8.000         7.730        $1,944.48     360          1-Mar-26
4521521   PUEBLO WEST           CO           81007       SFD       7.750         7.480          $358.21     360          1-Apr-26
4521533   ENGLEWOOD             CO           80111       SFD       7.875         7.605        $2,900.28     360          1-Apr-26
4521549   PHOENIX               AZ           85044       SFD       7.875         7.605        $1,856.18     360          1-Apr-26
4521558   LITTLETON             CO           80120       PUD       7.750         7.480        $1,955.81     360          1-Mar-26
4521597   MINNEAPOLIS           MN           55410       SFD       7.750         7.480        $3,796.99     360          1-Mar-26
4521616   WOODBURY              MN           55125       SFD       7.625         7.355        $1,815.50     360          1-Mar-26
4490942   GENESEO               NY           14454       SFD       8.750         8.480        $1,856.61     360          1-Mar-25
4491151   KITTERY               ME           03904       SFD       8.750         8.480        $2,023.46     360          1-Nov-22
4502911   PALATINE              IL           60067       SFD       7.500         7.230        $1,718.67     360          1-Feb-26
4527925   ORINDA                CA           94563       SFD       8.875         8.605        $3,154.73     360          1-May-26
4527934   TUALATIN              OR           97062       SFD       7.375         7.105        $1,702.51     360          1-May-26
4527936   JONESBORO             GA           30236       SFD       8.125         7.855        $2,598.74     360          1-Apr-26
4527937   PHOENIX               MD           21131       SFD       8.250         7.980        $2,310.15     360          1-Apr-26
4527939   SAN ANTONIO           TX           78212       SFD       7.750         7.480        $2,142.07     360          1-May-26
4527940   HARRISON              NY           10604       SFD       8.250         7.980        $3,966.69     360          1-May-26
4527941   GYPSUM                CO           81637       SFD       8.000         7.730        $2,678.25     360          1-Apr-26
4527943   SALT LAKE CITY        UT           84117       SFD       8.500         8.230        $7,304.68     360          1-Apr-26
4527945   BATON ROUGE           LA           70808       SFD       7.750         7.480        $1,701.48     360          1-Jan-26
4527950   AUSTIN                TX           78739       SFD       7.875         7.605        $1,797.81     360          1-May-26
4527967   BRANCHBURG            NJ           08853       SFD       7.500         7.230        $1,817.96     360          1-Apr-26
4527973   SHREVEPORT            LA           71106       SFD       7.625         7.355        $1,981.82     360          1-Apr-26
4527975   FAIRFAX               VA           22031       SFD       7.875         7.605        $1,667.66     360          1-May-26
4527980   SOUTHINGTON           CT           06489       SFD       7.875         7.605        $2,117.20     360          1-Feb-26
4527982   WALNUT CREEK          CA           94598       SFD       8.000         7.730        $2,348.05     360          1-May-26
4527986   SAN JOSE              CA           95125       SFD       8.125         7.855        $1,722.59     360          1-May-26
4527990   BELLEVUE              WA           98006       SFD       8.375         8.105        $2,331.52     360          1-May-26
4527996   CHARLOTTE             NC           28270       SFD       7.875         7.605        $1,863.43     360          1-Jan-26
4528002   LONGMONT              CO           80503       SFD       8.000         7.730        $2,017.85     360          1-Apr-26
4528021   BAINBRIDGE ISLAND     WA           98110       SFD       7.875         7.605        $2,958.28     360          1-Apr-26
4528024   WILTON                CT           06897       SFD       7.625         7.355        $2,123.39     360          1-May-26
4528027   SAN JOSE              CA           95120       SFD       8.125         7.855        $2,197.79     360          1-May-26
4528032   HOUSTON               TX           77005       SFD       7.750         7.480        $2,367.03     360          1-Apr-26
4528033   MONROE                LA           71201       SFD       7.875         7.605        $1,925.06     360          1-May-26
4528035   SARATOGA              CA           95070       SFD       7.875         7.605        $2,444.93     360          1-May-26
4528037   ISSAQUAH              WA           98027       SFD       8.125         7.855        $3,326.39     360          1-Apr-26
4528041   REDWOOD CITY          CA           94062       SFD       7.875         7.605        $2,709.95     360          1-May-26
4528044   SAN JOSE              CA           95136       SFD       7.750         7.480        $1,887.89     360          1-May-26
4528045   ATLANTA               GA           30342       SFD       8.250         7.980        $1,656.54     360          1-Apr-26
4528049   LITTLE ROCK           AR           72212       SFD       8.250         7.980        $1,656.54     360          1-Apr-26
4528051   PLYMOUTH              MN           55447       SFD       8.250         7.980        $2,253.80     360          1-Apr-26
4528052   SANTA CLARA           CA           95050       SFD       8.000         7.730        $1,643.63     360          1-May-26
4528058   LITTLE ROCK           AR           72211       SFD       7.500         7.230        $1,723.21     360          1-Apr-26
4528059   SAN ANSELMO           CA           94960       SFD       8.250         7.980        $2,817.25     360          1-May-26
4528063   KIRKLAND              WA           98033       SFD       7.750         7.480        $2,417.89     360          1-Apr-26
4528068   GARDEN CITY           NY           11530       SFD       8.500         8.230        $2,160.65     360          1-May-26
4528074   LOS ANGELES           CA           91436       SFD       7.375         7.105        $2,486.43     360          1-Apr-26
4528077   ALAMO                 CA           94509       SFD       8.250         7.980        $2,366.49     360          1-May-26
4528085   ALEXANDRIA            VA           22302       SFD       8.375         8.105        $4,560.44     360          1-Apr-26
4504707   MIDDLETOWN            MD           21769       SFD       7.875         7.605        $1,781.50     360          1-Mar-26
4506553   HAGERSTOWN            MD           21740       SFD       7.500         7.230          $369.19     360          1-Apr-26
4509641   HOLLAND               OH           43528       SFD       8.250         7.980        $1,652.79     360          1-Feb-26
4510383   NICHOLASVILLE         KY           40356       SFD       7.625         7.355        $2,344.93     360          1-Feb-26
4519487   CORBIN                KY           40701       SFD       8.250         7.980        $1,789.52     360          1-Apr-26
4519491   RALEIGH               NC           27615       SFD       7.625         7.355        $2,281.93     360          1-Mar-26
4519535   FLOWER MOUND          TX           75028       SFD       7.250         6.980        $1,830.28     360          1-Mar-26
4519558   COPLAY                PA           18037       SFD       7.500         7.230        $1,582.84     352          1-Jul-25
4519568   WASHINGTON            DC           20015       SFD       7.500         7.230        $1,622.18     360          1-Apr-26
4519574   UNION                 CT           06076       SFD       7.500         7.230        $1,679.52     360          1-Apr-26
4519584   OAK RIDGE             TN           37830       SFD       7.625         7.355        $1,684.55     360          1-Apr-26
4519592   WASHINGTON            DC           20016       SFD       7.000         6.730        $1,663.26     360          1-Mar-26
4519742   DALLAS                TX           75287       SFD       7.750         7.480        $1,607.99     360          1-Apr-26
4519757   SMYRNA                GA           30080       SFD       7.875         7.605        $1,568.33     360          1-Apr-26
4523013   JENSEN BEACH          FL           34957       SFD       8.875         8.605        $1,926.08     240          1-May-16
4523022   GURNEE                IL           60031       SFD       8.250         7.980        $1,946.54     360          1-May-26
4527920   ALPHARETTA            GA           30202       SFD       8.250         7.980        $1,805.30     360          1-May-26
4527924   HOCKESSIN             DE           19707       SFD       8.375         8.105        $2,945.28     360          1-May-26
4527926   NORTH PALM BEACH      FL           33408       SFD       8.250         7.980        $2,374.01     360          1-May-26
4527929   COLLEYVILLE           TX           76034       SFD       8.125         7.855        $1,633.50     360          1-May-26
4527930   ATLANTA               GA           30306       SFD       8.250         7.980        $1,730.92     360          1-Jun-26
4527932   TOLEDO                OH           43620       SFD       9.250         8.980        $1,999.11     360          1-Jun-26


(i)       (ix)                (x)        (xi)       (xii)     (xiii)       (xiv)         (xv)
- -----     --------------      ------     ---------  ------------------     -----------   -----------
          CUT-OFF
MORTGAGE  DATE                                      MORTGAGE               T.O.P.        MASTER
LOAN      PRINCIPAL                                 INSURANCE SERVICE      MORTGAGE      SERVICE
NUMBER    BALANCE             LTV        SUBSIDY    CODE      FEE          LOAN          FEE
- --------  --------------      ------     ---------  ------------------     -----------   -----------
4464924        $645,616.09      74.29                         0.250                          0.020
4481013        $332,966.99      64.42                         0.250                          0.020
4506386        $375,775.26      80.00                         0.250                          0.020
4459573        $266,365.53      80.00                         0.250                          0.020
4481369        $251,535.92      70.28                         0.250                          0.020
4484723         $82,334.31      59.29                         0.250                          0.020
4485645        $258,373.72      80.00                         0.250                          0.020
4485716        $639,497.60      78.35                         0.250                          0.020
4491138        $233,089.14      90.00               11        0.250                          0.020
4494599        $222,986.78      80.00                         0.250                          0.020
4494680        $269,026.16      60.00                         0.250                          0.020
4503919        $340,837.20      76.00                         0.250                          0.020
4509588         $99,761.29      72.89                         0.250                          0.020
4509609        $234,330.10      79.93                         0.250                          0.020
4509611        $267,169.28      68.65                         0.250                          0.020
4509625         $49,917.43      68.49                         0.250                          0.020
4509765         $81,549.77      75.00                         0.250                          0.020
4511660        $107,236.69      69.35                         0.250                          0.020
4512128        $202,637.83      79.61                         0.250                          0.020
4512144        $284,900.53      80.00                         0.250                          0.020
4512147        $201,580.18      44.89                         0.250                          0.020
4512168         $76,602.46      76.75                         0.250                          0.020
4513024        $315,787.97      80.00                         0.250                          0.020
4513082        $117,754.76      47.20                         0.250                          0.020
4514445         $87,834.74      80.00                         0.250                          0.020
4515600         $92,820.87      79.49                         0.250                          0.020
4516078         $97,421.35      80.00                         0.250                          0.020
4516293        $105,880.70      73.10                         0.250                          0.020
4516531        $412,723.57      75.87                         0.250                          0.020
4516958         $71,812.57      79.98                         0.250                          0.020
4517604        $199,650.63      79.99                         0.250                          0.020
4519093         $69,925.20      65.42                         0.250                          0.020
4519515        $174,808.10      53.68                         0.250                          0.020
4519938         $87,096.65      80.00                         0.250                          0.020
4521517        $110,985.80      80.00                         0.250                          0.020
4522355         $99,890.33      40.82                         0.250                          0.020
4522466         $67,917.30      62.96                         0.250                          0.020
4522900         $99,887.45      80.00                         0.250                          0.020
4523052        $134,636.08      80.00                         0.250                          0.020
4523400        $121,935.07      58.10                         0.250                          0.020
4524540        $103,946.08      80.00                         0.250                          0.020
4525629        $107,946.87      80.00                         0.250                          0.020
4477498        $454,092.41      75.85                         0.250                          0.020
4477531        $619,542.00      80.00                         0.250                          0.020
4477541        $570,610.67      63.89                         0.250                          0.020
4482381        $290,015.31      79.27                         0.250                          0.020
4484688        $283,401.41      64.04                         0.250                          0.020
4484711        $228,573.45      69.70                         0.250                          0.020
4484719        $377,583.68      64.79                         0.250                          0.020
4484728        $347,718.49      55.56                         0.250                          0.020
4487963        $243,549.49      79.21                         0.250                          0.020
4487981        $339,226.16      80.00                         0.250                          0.020
4488656        $273,627.85      64.19                         0.250                          0.020
4488658        $219,359.46      90.00               17        0.250                          0.020
4488663        $228,604.86      76.66                         0.250                          0.020
4488677        $341,115.32      55.77                         0.250                          0.020
4488680        $261,057.64      75.00                         0.250                          0.020
4488686        $286,494.97      68.57                         0.250                          0.020
4488697        $372,990.48      65.22                         0.250                          0.020
4488705        $248,693.52      87.26               33        0.250                          0.020
4488710        $281,703.99      74.55                         0.250                          0.020
4488718        $318,285.19      80.00                         0.250                          0.020
4488725        $234,766.71      80.00                         0.250                          0.020
4488732        $565,105.68      48.46                         0.250                          0.020
4488734        $347,033.87      59.66                         0.250                          0.020
4488736        $294,388.67      90.00               99        0.250                          0.020
4491172        $277,718.39      61.54                         0.250                          0.020
4491911        $209,066.97      77.78                         0.250                          0.020
4495534        $258,048.66      94.88               01        0.250                          0.020
4495548        $273,778.16      82.09               12        0.250                          0.020
4509671        $299,360.67      75.76                         0.250                          0.020
4510074        $219,043.84      74.91                         0.250                          0.020
4511319        $249,366.27      56.82                         0.250                          0.020
4511677        $215,250.75      80.00                         0.250                          0.020
4517549        $249,366.27      70.42                         0.250                          0.020
4517689        $215,070.51      75.00                         0.250                          0.020
4517709        $248,721.59      49.02                         0.250                          0.020
4517713        $242,752.29      78.21                         0.250                          0.020
4517719        $226,035.46      74.98                         0.250                          0.020
4517724        $243,381.49      53.04                         0.250                          0.020
4517734        $179,235.13      42.35                         0.250                          0.020
4518603        $221,300.93      80.00                         0.250                          0.020
4518607        $238,090.98      89.99               01        0.250                          0.020
4518662        $360,970.14      55.69                         0.250                          0.020
4518684        $100,864.69      79.22                         0.250                          0.020
4518693         $71,726.72      90.00               12        0.250                          0.020
4518697        $109,549.66      78.57                         0.250                          0.020
4518718        $170,678.90      90.00               11        0.250                          0.020
4518736         $53,795.07      90.00               06        0.250                          0.020
4518738         $70,068.16      86.67               06        0.250                          0.020
4518743        $141,655.00      74.71                         0.250                          0.020
4521416        $312,014.40      74.52                         0.250                          0.020
4521424         $54,713.98      94.96               06        0.250                          0.020
4521440        $279,118.32      74.67                         0.250                          0.020
4521442        $107,055.06      94.98               12        0.250                          0.020
4521450        $410,988.13      75.00                         0.250                          0.020
4521453        $127,082.83      95.00               06        0.250                          0.020
4521455         $59,851.21      35.29                         0.250                          0.020
4521460        $304,086.04      79.43                         0.250                          0.020
4521466        $418,772.40      71.37                         0.250                          0.020
4521467        $548,351.91      61.97                         0.250                          0.020
4521469        $249,128.37      64.10                         0.250                          0.020
4521480        $222,958.61      69.81                         0.250                          0.020
4521485        $228,845.77      90.00               01        0.250                          0.020
4521490        $347,007.96      80.00                         0.250                          0.020
4521494        $218,615.63      90.00               01        0.250                          0.020
4521500        $252,766.18      87.29               12        0.250                          0.020
4521502        $284,107.95      74.99                         0.250                          0.020
4521511        $241,673.63      80.00                         0.250                          0.020
4521513        $309,134.05      73.88                         0.250                          0.020
4521516        $264,281.61      74.44                         0.250                          0.020
4521521         $49,788.52      49.94                         0.250                          0.020
4521533        $399,168.73      67.80                         0.250                          0.020
4521549        $255,467.98      71.11                         0.250                          0.020
4521558        $272,221.76      76.13                         0.250                          0.020
4521597        $528,489.15      79.70                         0.250                          0.020
4521616        $255,750.26      90.00               12        0.250                          0.020
4490942        $233,704.62      80.00                         0.250                          0.020
4491151        $249,546.22      68.35                         0.250                          0.020
4502911        $244,876.43      89.99               12        0.250                          0.020
4527925        $396,053.79      88.11               06        0.250                          0.020
4527934        $246,025.64      70.43                         0.250                          0.020
4527936        $349,308.49      41.18                         0.250                          0.020
4527937        $306,907.69      75.00                         0.250                          0.020
4527939        $297,570.12      74.94                         0.250                          0.020
4527940        $527,324.31      80.00                         0.250                          0.020
4527941        $364,260.34      70.46                         0.250                          0.020
4527943        $948,261.20      67.86                         0.250                          0.020
4527945        $236,477.86      95.00               01        0.250                          0.020
4527950        $247,607.60      80.00                         0.250                          0.020
4527967        $259,417.49      86.67               11        0.250                          0.020
4527973        $279,388.17      73.68                         0.250                          0.020
4527975        $229,682.40      50.00                         0.250                          0.020
4527980        $290,981.96      80.00                         0.250                          0.020
4527982        $319,569.13      80.00                         0.250                          0.020
4527986        $231,695.46      80.00                         0.250                          0.020
4527990        $306,367.33      88.91               06        0.250                          0.020
4527996        $255,921.22      79.98                         0.250                          0.020
4528002        $274,442.74      76.39                         0.250                          0.020
4528021        $407,152.12      80.00                         0.250                          0.020
4528024        $299,564.34      40.54                         0.250                          0.020
4528027        $295,611.45      80.00                         0.250                          0.020
4528032        $329,695.88      80.00                         0.250                          0.020
4528033        $265,133.36      90.00               06        0.250                          0.020
4528035        $335,727.81      45.74                         0.250                          0.020
4528037        $447,114.86      80.00                         0.250                          0.020
4528041        $373,233.88      65.00                         0.250                          0.020
4528044        $263,146.82      90.00               17        0.250                          0.020
4528045        $220,075.29      90.00               12        0.250                          0.020
4528049        $220,075.29      90.00               13        0.250                          0.020
4528051        $299,422.14      80.00                         0.250                          0.020
4528052        $223,691.66      80.00                         0.250                          0.020
4528058        $245,897.87      89.95               01        0.250                          0.020
4528059        $374,520.11      75.00                         0.250                          0.020
4528063        $336,780.77      75.00                         0.250                          0.020
4528068        $280,658.33      88.92               17        0.250                          0.020
4528074        $359,173.15      80.00                         0.250                          0.020
4528077        $314,596.89      90.00               13        0.250                          0.020
4528085        $598,873.35      58.54                         0.250                          0.020
4504707        $245,016.95      79.77                         0.250                          0.020
4506553         $52,681.70      80.00                         0.250                          0.020
4509641        $219,288.84      89.80               12        0.250                          0.020
4510383        $330,085.70      76.16                         0.250                          0.020
4519487        $237,741.18      68.06                         0.250                          0.020
4519491        $321,457.68      80.00                         0.250                          0.020
4519535        $267,455.17      92.55               06        0.250                          0.020
4519558        $223,478.84      68.18                         0.250                          0.020
4519568        $231,480.22      80.00                         0.250                          0.020
4519574        $239,661.84      88.31               11        0.250                          0.020
4519584        $237,479.94      75.56                         0.250                          0.020
4519592        $249,173.10      71.94                         0.250                          0.020
4519742        $223,971.67      79.99                         0.250                          0.020
4519757        $215,244.56      64.38                         0.250                          0.020
4523013        $215,340.41      80.00                         0.250                          0.020
4523022        $258,730.46      89.98               06        0.250                          0.020
4527920        $239,992.47      75.00                         0.250                          0.020
4527924        $387,016.62      77.50                         0.250                          0.020
4527926        $315,595.59      80.00                         0.250                          0.020
4527929        $219,711.19      80.00                         0.250                          0.020
4527930        $230,253.08      80.00                         0.250                          0.020
4527932        $242,874.01      90.00               06        0.250                          0.020

               $47,367,897.57


COUNT:    181
WAC:      7.9592
WAM:      354.4994
WALTV:    74.5343

NASCOR
NMI /
1996-1
(Part B)
20, 25, & 30 YEAR
FIXED RATE NON-RELOCATION LOANS


(i)          (xvi)                              (xvii)
- -----        -----------                        -----------

MORTGAGE                                        PHMC
LOAN                                            LOAN
NUMBER       SERVICER                           SELLER
- --------     ----------------------------------------------------------------
  4459573    Barnett Mortgage Company           Barnett Mortgage Company
  4464924    Bank of Hawaii                     Bank of Hawaii
  4477498    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4477531    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4477541    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4481013    Bank of Hawaii                     Bank of Hawaii
  4481369    Barnett Mortgage Company           Barnett Mortgage Company
  4482381    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4484688    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4484711    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4484719    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4484723    Barnett Mortgage Company           Barnett Mortgage Company
  4484728    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4485645    Barnett Mortgage Company           Barnett Mortgage Company
  4485716    Barnett Mortgage Company           Barnett Mortgage Company
  4487963    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4487981    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488656    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488658    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488663    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488677    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488680    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488686    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488697    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488705    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488710    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488718    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488725    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488732    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488734    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4488736    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4490942    GMAC Mortgage Corporation of PA    GMAC Mortgage Corporation of PA
  4491138    Barnett Mortgage Company           Barnett Mortgage Company
  4491151    GMAC Mortgage Corporation of PA    GMAC Mortgage Corporation of PA
  4491172    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4491911    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4494599    Barnett Mortgage Company           Barnett Mortgage Company
  4494680    Barnett Mortgage Company           Barnett Mortgage Company
  4495534    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4495548    Countrywide Home Loans, Inc.       Countrywide Home Loans, Inc.
  4502911    Great Financial Federal            Great Financial Federal
  4503919    Barnett Mortgage Company           Barnett Mortgage Company
  4504707    National City Mortgage Company     National City Mortgage Company
  4506386    Bank of Hawaii                     Bank of Hawaii
  4506553    National City Mortgage Company     National City Mortgage Company
  4509588    Barnett Mortgage Company           Barnett Mortgage Company
  4509609    Barnett Mortgage Company           Barnett Mortgage Company
  4509611    Barnett Mortgage Company           Barnett Mortgage Company
  4509625    Barnett Mortgage Company           Barnett Mortgage Company
  4509641    National City Mortgage Company     National City Mortgage Company
  4509671    FBS Mortgage Corporation           FBS Mortgage Corporation
  4509765    Barnett Mortgage Company           Barnett Mortgage Company
  4510074    FBS Mortgage Corporation           FBS Mortgage Corporation
  4510383    National City Mortgage Company     National City Mortgage Company
  4511319    FBS Mortgage Corporation           FBS Mortgage Corporation
  4511660    Barnett Mortgage Company           Barnett Mortgage Company
  4511677    FBS Mortgage Corporation           FBS Mortgage Corporation
  4512128    Barnett Mortgage Company           Barnett Mortgage Company
  4512144    Barnett Mortgage Company           Barnett Mortgage Company
  4512147    Barnett Mortgage Company           Barnett Mortgage Company
  4512168    Barnett Mortgage Company           Barnett Mortgage Company
  4513024    Barnett Mortgage Company           Barnett Mortgage Company
  4513082    Barnett Mortgage Company           Barnett Mortgage Company
  4514445    Barnett Mortgage Company           Barnett Mortgage Company
  4515600    Barnett Mortgage Company           Barnett Mortgage Company
  4516078    Barnett Mortgage Company           Barnett Mortgage Company
  4516293    Barnett Mortgage Company           Barnett Mortgage Company
  4516531    Barnett Mortgage Company           Barnett Mortgage Company
  4516958    Barnett Mortgage Company           Barnett Mortgage Company
  4517549    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517604    Barnett Mortgage Company           Barnett Mortgage Company
  4517689    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517709    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517713    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517719    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517724    FBS Mortgage Corporation           FBS Mortgage Corporation
  4517734    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518603    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518607    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518662    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518684    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518693    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518697    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518718    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518736    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518738    FBS Mortgage Corporation           FBS Mortgage Corporation
  4518743    FBS Mortgage Corporation           FBS Mortgage Corporation
  4519093    Barnett Mortgage Company           Barnett Mortgage Company
  4519487    National City Mortgage Company     National City Mortgage Company
  4519491    National City Mortgage Company     National City Mortgage Company
  4519515    Barnett Mortgage Company           Barnett Mortgage Company
  4519535    National City Mortgage Company     National City Mortgage Company
  4519558    National City Mortgage Company     National City Mortgage Company
  4519568    National City Mortgage Company     National City Mortgage Company
  4519574    National City Mortgage Company     National City Mortgage Company
  4519584    National City Mortgage Company     National City Mortgage Company
  4519592    National City Mortgage Company     National City Mortgage Company
  4519742    National City Mortgage Company     National City Mortgage Company
  4519757    National City Mortgage Company     National City Mortgage Company
  4519938    Barnett Mortgage Company           Barnett Mortgage Company
  4521416    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521424    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521440    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521442    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521450    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521453    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521455    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521460    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521466    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521467    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521469    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521480    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521485    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521490    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521494    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521500    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521502    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521511    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521513    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521516    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521517    Barnett Mortgage Company           Barnett Mortgage Company
  4521521    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521533    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521549    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521558    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521597    FBS Mortgage Corporation           FBS Mortgage Corporation
  4521616    FBS Mortgage Corporation           FBS Mortgage Corporation
  4522355    Barnett Mortgage Company           Barnett Mortgage Company
  4522466    Barnett Mortgage Company           Barnett Mortgage Company
  4522900    Barnett Mortgage Company           Barnett Mortgage Company
  4523013    National City Mortgage Company     National City Mortgage Company
  4523022    National City Mortgage Company     National City Mortgage Company
  4523052    Barnett Mortgage Company           Barnett Mortgage Company
  4523400    Barnett Mortgage Company           Barnett Mortgage Company
  4524540    Barnett Mortgage Company           Barnett Mortgage Company
  4525629    Barnett Mortgage Company           Barnett Mortgage Company
  4527920    National City Mortgage Company     National City Mortgage Company
  4527924    National City Mortgage Company     National City Mortgage Company
  4527925    HomeSide Lending                   HomeSide Lending
  4527926    National City Mortgage Company     National City Mortgage Company
  4527929    National City Mortgage Company     National City Mortgage Company
  4527930    National City Mortgage Company     National City Mortgage Company
  4527932    National City Mortgage Company     National City Mortgage Company
  4527934    HomeSide Lending                   HomeSide Lending
  4527936    HomeSide Lending                   HomeSide Lending
  4527937    HomeSide Lending                   HomeSide Lending
  4527939    HomeSide Lending                   HomeSide Lending
  4527940    HomeSide Lending                   HomeSide Lending
  4527941    HomeSide Lending                   HomeSide Lending
  4527943    HomeSide Lending                   HomeSide Lending
  4527945    HomeSide Lending                   HomeSide Lending
  4527950    HomeSide Lending                   HomeSide Lending
  4527967    HomeSide Lending                   HomeSide Lending
  4527973    HomeSide Lending                   HomeSide Lending
  4527975    HomeSide Lending                   HomeSide Lending
  4527980    HomeSide Lending                   HomeSide Lending
  4527982    HomeSide Lending                   HomeSide Lending
  4527986    HomeSide Lending                   HomeSide Lending
  4527990    HomeSide Lending                   HomeSide Lending
  4527996    HomeSide Lending                   HomeSide Lending
  4528002    HomeSide Lending                   HomeSide Lending
  4528021    HomeSide Lending                   HomeSide Lending
  4528024    HomeSide Lending                   HomeSide Lending
  4528027    HomeSide Lending                   HomeSide Lending
  4528032    HomeSide Lending                   HomeSide Lending
  4528033    HomeSide Lending                   HomeSide Lending
  4528035    HomeSide Lending                   HomeSide Lending
  4528037    HomeSide Lending                   HomeSide Lending
  4528041    HomeSide Lending                   HomeSide Lending
  4528044    HomeSide Lending                   HomeSide Lending
  4528045    HomeSide Lending                   HomeSide Lending
  4528049    HomeSide Lending                   HomeSide Lending
  4528051    HomeSide Lending                   HomeSide Lending
  4528052    HomeSide Lending                   HomeSide Lending
  4528058    HomeSide Lending                   HomeSide Lending
  4528059    HomeSide Lending                   HomeSide Lending
  4528063    HomeSide Lending                   HomeSide Lending
  4528068    HomeSide Lending                   HomeSide Lending
  4528074    HomeSide Lending                   HomeSide Lending
  4528077    HomeSide Lending                   HomeSide Lending
  4528085    HomeSide Lending                   HomeSide Lending

COUNT:       181
WAC:         7.9592
WAM:         354.4994
WALTV:       74.5343

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

         Name of Mortgagor:                _____________________________

         Servicer
         Loan No.:                         _____________________________

Custodian/Trust Administrator

         Name:                             _____________________________

         Address:                          _____________________________

                                           _____________________________
         Custodian/Trust Administrator
         Mortgage File No.:                _____________________________

Seller

         Name:                             _____________________________

         Address:                          _____________________________

                                           _____________________________

         Certificates:                     Mortgage Pass-Through Certificates,
                                                         Series 1996-1


                  The undersigned Master Servicer hereby acknowledges that it has received from First Bank National Association, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1996-1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of July 25, 1996 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and Firstar Trust Company, as Trustee.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on  _____________________ as instrument no. ______________
in the County Recorder's Office of the County of ____________________, State of _______________________ in book/reel/docket ____________________ of official records at page/image ____________.

( ) Deed of Trust recorded on ____________________ as instrument no. _________________ in the County Recorder's Office of the County of
___________________,    State   of    _________________    in   book/reel/docket
____________________ of official records at page/image ____________.

( )  Assignment  of  Mortgage  or Deed of  Trust  to the  Trustee,  recorded  on
______________________________  as instrument no.  ______________  in the County
Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image _____________________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

         (  )  _________________________________

         (  )  _________________________________

         (  )  _________________________________

         (  )  _________________________________

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  By:  __________________________

                                  Title: ________________________
Date: ________________, 19__

                                    EXHIBIT H

                   AFFIDAVIT   PURSUANT  TO  SECTION  860E(e)(4)  OF  THE
                   INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED,  AND FOR
                               NON-ERISA INVESTORS

STATE OF           )
                   ) ss:
COUNTY OF          )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

                  2. That the Purchaser's Taxpayer Identification Number is [ ].

                  3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

                  4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

                  5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

                  6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

                  7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

                  8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

                  9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                                    [NAME OF PURCHASER]


                                                  By:__________________________
                                                     [Name of Officer]
                                                     [Title of Officer]


                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


                Subscribed and sworn before me this __ day of _________, 19 __.



NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I






            [Letter from Transferor of Class [A-R][A-LR] Certificate]





                                     [Date]




First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

                  Re:      Norwest Asset Securities Corporation,
                           Series 1996-1, Class [A-R][A-LR]

Ladies and Gentlemen:
                  [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.
                                          Very truly yours,
                                          [Transferor]

                                    EXHIBIT J



                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-1
                           CLASS [A-7] B CERTIFICATES


                               TRANSFEREE'S LETTER



                                                   ____________ __, _______

First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101


Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

                  The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1, Class [A-7] B Certificates (the "Class [A-7] B Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 25, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Bank National Association, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trust Administrator that:

                  (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-7] B Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

                  (b) The Purchaser is acquiring the Class [A-7] B Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

                  [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-7] B Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-7] B Certificates and can afford a complete loss of such investment.]

                  [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

                  (d)  The  Purchaser  confirms  that  (a) it has  received  and reviewed a copy of the Private Placement Memorandum dated July 22, 1996, relating to the Class [A-7] B Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-7] B Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-7] B Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-7] B Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-7] B Certificates other than in connection with a subsequent sale of Class [A-7] B Certificates.

                  (e) [For Class B Certificates] Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any governmental plan, as defined in
         Section  3(32) of ERISA  subject  to any  federal,  state or local  law
         ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trust Administrator with respect to any Plan or (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law

                  (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-7] B Certificates is in compliance therewith.

                  Section 3. Transfer of Class [A-7] B Certificates.

                  (a) The Purchaser understands that the Class [A-7] B Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-7] B Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [A-7] B Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (b) No transfer of a Class [A-7] B Certificate shall be made unless the transferee provides NASCOR and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

                  (c)  The  Purchaser   acknowledges  that  its  Class  [A-7]  B
         Certificates bear a legend setting forth the applicable restrictions on transfer.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                       [PURCHASER]



                       By: ______________________________

                       Its: ______________________________

                                    EXHIBIT K

                                   [Reserved]

                                    EXHIBIT L



                       Bank of Hawaii Servicing Agreement

                  Barnett Mortgage Company Servicing Agreement

                         Countrywide Servicing Agreement

                        FBS Mortgage Servicing Agreement

                   Great Financial Federal Servicing Agreement

               GMAC Mortgage Corporation of PA Servicing Agreement

                      HomeSide Lending Servicing Agreement

               National City Mortgage Company Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

         This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

______ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of July 25, 1996 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, First Bank National Association, as Trust Administrator and Firstar Trust Company, as Trustee.

______ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

         In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

         In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

         Collateral  Fund:  The fund  established  and  maintained  pursuant  to
Section 3.01 hereof.

         Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

         Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

         Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

         Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

         Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

         Monthly  Advances:   Principal  and  interest  advances  and  servicing
advances including costs and expenses of foreclosure.

         Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02 (e) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(e) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

         Section 1.02 Definitions Incorporated by Reference

         All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

         Section 2.01 Reports and Notices

         (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                           (i) Within five Business Days after each Distribution
         Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are
         (A) thirty days, (B) sixty days, (C) ninety days or more  delinquent or
         (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                           (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

                  (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i)
(D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

                  (c) In addition to the foregoing,  the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

         Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

                  (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01 (a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

                  (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

                  (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

                  (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

                  (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

                  (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

         Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

                  (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

                  (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

                  (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

                  (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

         Section 2.04 Termination

                  (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

                  (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

                  Section 3.01.     Collateral Fund

                  Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

                  Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

                  Section 3.02.     Collateral Fund Permitted Investments.

                  The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

                  All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

                  Section 3.03.     Grant of Security Interest

                  The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

                  The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

                  Section 3.04.     Collateral Shortfalls.

                  In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


                  Section 4.01.     Amendment.

                  This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

                  Section 4.02.     Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.03.     Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 4.04.     Notices.

                  All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           5325 Spectrum Drive
                           Frederick, MD  21703

                           Attention:       Vice President, Master Servicing
                           Phone:           301-696-7800
                           Fax:             301-815-6365


                  (b)      in the case of the Purchaser,





                           Attention:


                  Section 4.05.     Severability of Provisions.

                  If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 4.06.     Successors and Assigns.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

                  Section 4.07.     Article and Section Headings.

                  The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  Section 4.08.     Confidentiality.

                  The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

                  Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

                  Section 4.09.     Indemnification.

                  The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

                  IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    Norwest Bank Minnesota, National Association


                                    By:
                                    Name:
                                    Title:





                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT N


                  FINANCIAL                                FINANCIAL GUARANTY
[LOGO]            SECURITY                                   INSURANCE POLICY
                  ASSURANCE

Trust:  As described in Endorsement No. 1                   Policy No.: 50487B-N
Certificates: $4,000,000 Norwest Asset Securities      Date of Issuance: 7/25/96
              Corporation Mortgage Pass-Through
              Certificates, Series 1996-1, Class A-16

         FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

         For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

         Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

         Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

         Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

         This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                           FINANCIAL SECURITY ASSURANCE INC.



                           By_____/s/ Russell B. Brewer_________
                                   AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY  10022-6022                        (212) 826-0100

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST: Established pursuant to the Pooling and Servicing Agreement dated as of July 25, 1996 among Norwest Asset Securities
                  Corporation,  as  Seller,  Norwest  Bank  Minnesota,  National
                  Association, as Master Servicer, Firstar Trust Company, as Trustee, and First Bank National Association, as Trust Administrator.

POLICY NO.:       50487B-N

CERTIFICATES:     $4,000,000  Norwest Asset  Securities  Corporation  Mortgage
                  Pass-Through  Certificates,  Series 1996-1, Class A-16
                  (the "Guaranteed Certificates")

DATE OF ISSUANCE: July 25, 1996

         1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

         "Business  Day" means any day other than (i) a Saturday  or Sunday,  or
(ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

         "Guaranteed Certificates" means the Class A-16 Certificates.

         "Guaranteed   Certificateholder"   means   a   Holder   of   Guaranteed
Certificates.

         "Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to the Holders of the Guaranteed Certificates in an aggregate amount equal to the Class A-16 Distribution Deficiency, as defined in the Pooling and Servicing Agreement, for such Distribution Date, in each case in accordance with the original terms of the Guaranteed Certificates when issued and without regard to any amendment or modification of the Guaranteed Certificates or the Pooling and Servicing Agreement which has not been consented to by Financial Security. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority. "Guaranteed Distributions" includes the Class A Subclass Principal Balance with respect to the Guaranteed Certificates to the extent unpaid on the last scheduled maturity date of the Mortgage Loan that is last to mature.

         "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of July 25, 1996 among Norwest Asset Securities Corporation, as Seller, Norwest Bank Minnesota, National Association, as Master Servicer, Firstar Trust Company, as Trustee and First Bank National Association, as Trust Administrator.

         "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, at or prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Trust Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Administrator and the Trust Administrator may submit an amended notice.

         "Term of This Policy" means the period from and including the Date of Issuance to and including the date on which the last of the following occurs (i) the principal balance of all the Guaranteed Certificates is zero, (ii) any period during which any payment on the Guaranteed Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and non-appealable order in resolution of each such proceeding has been entered.

         "Trust Administrator" means the First Bank National Association in its capacity as Trust Administrator under the Pooling and Servicing Agreement and any successor in such capacity.

         "Trustee" means Firstar Trust Company in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

         2.  Notices  and   Conditions  to  Payment  in  Respect  of  Guaranteed
Distributions. Following Receipt by Financial Security of a notice and certificate from the Trust Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trust Administrator on behalf of the Trustee.

         Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Administrator or Trustee.

         3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any payment of principal or interest to a Guaranteed Certificateholder of a Guaranteed Certificate is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trust Administrator of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the relevant Guaranteed Certificateholder is required to return principal or interest distributed with respect to the Guaranteed Certificate during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the relevant Guaranteed Certificateholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the relevant
Guaranteed Certificateholder, in such form as is reasonably required by Financial Security and provided to the relevant Guaranteed Certificateholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the relevant Guaranteed Certificateholder relating to or arising under the Guaranteed Certificate against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trust Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trust Administrator, Trustee or any Guaranteed Certificateholder directly (unless a Guaranteed Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Administrator for distribution to such Guaranteed Certificateholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 4.08(f) of the Pooling and Servicing Agreement.

         4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Administrator at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

         7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                                    Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, NY  10022
                                    Attention:       Senior Vice President
                                                     - Surveillance Department
                                    Telecopy No.:   (212) 339-3518
                                    Confirmation:   (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trust Administrator.

         8. Priorities. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

         9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         10. Surrender of Policy. The Holder shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

         IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                      FINANCIAL SECURITY ASSURANCE INC.


                      By:_____/s/ Russell B. Brewer______
                               Authorized Officer

                                    Exhibit A
                                To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE


Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

         The undersigned, a duly authorized officer of First Bank National Association (the "Trust Administrator"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50487B-N dated July 25, 1996 (the "Policy") issued by Financial Security in respect of Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-1 that:

                  (i) The Trust Administrator is the Trust Administrator under the Pooling and Servicing Agreement and is authorized to act on behalf, and is acting on behalf, of the Trustee and the Holders thereunder.

                  (ii) The Class A-16 Distribution Deficiency with respect to the Distribution Date on [insert date] is $_________.

                  (iii) The Trust Administrator is making a claim under the Policy for the shortfall to be applied to distributions of principal or interest or both with respect to the Guaranteed Certificates.

                  (iv) The Trust Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Guaranteed Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trust Administrator or the Trustee and (d) maintain an accurate record of such payments with respect to each Guaranteed Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Guaranteed Certificate is required to be surrendered for such payment, shall stamp on each such Guaranteed Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Guaranteed Certificate to Financial Security.

                  (v) The Trust Administrator, on behalf of the Guaranteed Certificateholders, hereby assigns to Financial Security the rights of the Guaranteed Certificateholders and the Trustee with respect to the Trust Fund to the extent of any payments under the Policy, including, without limitation, any amounts due to the Guaranteed Certificateholders in respect of securities law violations arising from the offer and sale of the Trust Fund. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trust Administrator shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

                  (vi) The Trust Administrator, on its behalf and on behalf of the Guaranteed Certificateholders and the Trustee, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Administrator, the Trustee and each such Guaranteed Certificateholder in any legal proceeding with respect to the Trust Fund. The Trust Administrator hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Seller under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment with respect to the Trust Fund (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trust Administrator hereby agrees that Financial Security shall be subrogated to, and the Trust Administrator on its behalf and on behalf of each Guaranteed Certificateholder and the Trustee, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trust Administrator, the Trustee and each Guaranteed Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payment should be made by wire transfer directed to the Policy Payments Account.

         Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy or the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF,  the Trust Administrator has executed and delivered
this   Notice   of   Claim   and   Certificate   as  of  the   _______   day  of
_____________________, _____.

                                 FIRST BANK NATIONAL ASSOCIATION



                                 By:
                                 Title:


- -------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent _____________ by _____________________________________

Confirmation Number ___________________________________________

                                    EXHIBIT O


                  FINANCIAL                                 FINANCIAL GUARANTY
[LOGO]            SECURITY                                    INSURANCE POLICY
                  ASSURANCE

Trust:  As described in Endorsement No. 1                   Policy No.: 50487A-N
Certificates: $25,551,000 Norwest Asset Securities     Date of Issuance: 7/25/96
              Corporation Mortgage Pass-Through
              Certificates, Series 1996-1, Class A-19

         FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

         For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

         Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

         Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

         Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

         This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                          FINANCIAL SECURITY ASSURANCE INC.



                          By_____/s/ Russell B. Brewer_________
                                   AUTHORIZED OFFICER

A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY  10022-6022                         (212) 826-0100

                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST: Established pursuant to the Pooling and Servicing Agreement dated as of July 25, 1996 among Norwest Asset Securities
                  Corporation,  as  Seller,  Norwest  Bank  Minnesota,  National
                  Association, as Master Servicer, Firstar Trust Company, as Trustee, and First Bank National Association, as Trust Administrator.

POLICY NO.:       50487A-N

CERTIFICATES:     $25,551,000  Norwest Asset Securities  Corporation  Mortgage
                  Pass-Through  Certificates,  Series 1996-1, Class A-19
                  (the "Guaranteed Certificates")

DATE OF ISSUANCE: July 25, 1996

         1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

         "Business  Day" means any day other than (i) a Saturday  or Sunday,  or
(ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

         "Guaranteed Certificates" means the Class A-19 Certificates.

         "Guaranteed   Certificateholder"   means   a   Holder   of   Guaranteed
Certificates.

         "Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to the Holders of the Guaranteed Certificates in an aggregate amount equal to the Class A-19 Distribution Deficiency, as defined in the Pooling and Servicing Agreement, for such Distribution Date, in each case in accordance with the original terms of the Guaranteed Certificates when issued and without regard to any amendment or modification of the Guaranteed Certificates or the Pooling and Servicing Agreement which has not been consented to by Financial Security. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority. "Guaranteed Distributions" includes the Class A Subclass Principal Balance with respect to the Guaranteed Certificates to the extent unpaid on the last scheduled maturity date of the Mortgage Loan that is last to mature.

         "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of July 25, 1996 among Norwest Asset Securities Corporation, as Seller, Norwest Bank Minnesota, National Association, as Master Servicer, Firstar Trust Company, as Trustee and First Bank National Association, as Trust Administrator.

         "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, at or prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be Received on the next succeeding Business Day. If any notice or certificate given hereunder by the Trust Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trust Administrator and the Trust Administrator may submit an amended notice.

         "Term of This Policy" means the period from and including the Date of Issuance to and including the date on which the last of the following occurs (i) the principal balance of all the Guaranteed Certificates is zero, (ii) any period during which any payment on the Guaranteed Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and non-appealable order in resolution of each such proceeding has been entered.

         "Trust Administrator" means the First Bank National Association in its capacity as Trust Administrator under the Pooling and Servicing Agreement and any successor in such capacity.

         "Trustee" means Firstar Trust Company in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

         2.  Notices  and   Conditions  to  Payment  in  Respect  of  Guaranteed
Distributions. Following Receipt by Financial Security of a notice and certificate from the Trust Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payments Account has been established, to the Trust Administrator on behalf of the Trustee.

         Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, whether or not any notice and certificate shall have been Received by Financial Security as provided above. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trust Administrator or Trustee.

         3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any payment of principal or interest to a Guaranteed Certificateholder of a Guaranteed Certificate is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Trust Administrator of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that the relevant Guaranteed Certificateholder is required to return principal or interest distributed with respect to the Guaranteed Certificate during the Term of this Policy because such distributions were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the relevant Guaranteed Certificateholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the relevant
Guaranteed Certificateholder, in such form as is reasonably required by Financial Security and provided to the relevant Guaranteed Certificateholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the relevant Guaranteed Certificateholder relating to or arising under the Guaranteed Certificate against the debtor which made such preference payment or otherwise with respect to such preference payment or (ii) the date of Receipt by Financial Security from the Trust Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Trust Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trust Administrator, Trustee or any Guaranteed Certificateholder directly (unless a Guaranteed Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trust Administrator for distribution to such Guaranteed Certificateholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 4.08(f) of the Pooling and Servicing Agreement.

         4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trust Administrator at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trust Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

         7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                                    Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, NY  10022
                                    Attention:       Senior Vice President
                                                     - Surveillance Department
                                    Telecopy No.:   (212) 339-3518
                                    Confirmation:    (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Trust Administrator.

         8. Priorities. In the event any term or provision on the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

         9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         10. Surrender of Policy. The Holder shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

         IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                       FINANCIAL SECURITY ASSURANCE INC.


                       By: _______/s/ Russell B. Brewer_____
                                Authorized Officer

                                    Exhibit A
                                To Endorsement 1


                         NOTICE OF CLAIM AND CERTIFICATE


Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

         The undersigned, a duly authorized officer of First Bank National Association (the "Trust Administrator"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50487-A-N dated July 25, 1996 (the "Policy") issued by Financial Security in respect of Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-1 that:

                  (i) The Trust Administrator is the Trust Administrator under the Pooling and Servicing Agreement and is authorized to act on behalf, and is acting on behalf, of the Trustee and the Holders thereunder.

                  (ii) The Class A-19 Distribution Deficiency with respect to the Distribution Date on [insert date] is $_________.

                  (iii) The Trust Administrator is making a claim under the Policy for the shortfall to be applied to distributions of principal or interest or both with respect to the Guaranteed Certificates.

                  (iv) The Trust Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Guaranteed Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trust Administrator or the Trustee and (d) maintain an accurate record of such payments with respect to each Guaranteed Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Guaranteed Certificate is required to be surrendered for such payment, shall stamp on each such Guaranteed Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Guaranteed Certificate to Financial Security.

                  (v) The Trust Administrator, on behalf of the Guaranteed Certificateholders, hereby assigns to Financial Security the rights of the Guaranteed Certificateholders and the Trustee with respect to the Trust Fund to the extent of any payments under the Policy, including, without limitation, any amounts due to the Guaranteed Certificateholders in respect of securities law violations arising from the offer and sale of the Trust Fund. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trust Administrator shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

                  (vi) The Trust Administrator, on its behalf and on behalf of the Guaranteed Certificateholders and the Trustee, hereby appoints Financial Security as agent and attorney-in-fact for the Trust Administrator, the Trustee and each such Guaranteed Certificateholder in any legal proceeding with respect to the Trust Fund. The Trust Administrator hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Seller under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment with respect to the Trust Fund (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Trust Administrator hereby agrees that Financial Security shall be subrogated to, and the Trust Administrator on its behalf and on behalf of each Guaranteed Certificateholder and the Trustee, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trust Administrator, the Trustee and each Guaranteed Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (vii) Payment should be made by wire transfer directed to the Policy Payments Account.

         Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy or the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF,  the Trust Administrator has executed and delivered
this   Notice   of   Claim   and   Certificate   as  of  the   _______   day  of
_____________________, _____.

                               FIRST BANK NATIONAL ASSOCIATION




                               By:
                               Title:


- -------------------------------------------------------------------------------

For Financial Security or Fiscal Agent Use Only

Wire transfer sent _____________ by _____________________________________

Confirmation Number ___________________________________________